SCHEDULE 14A INFORMATION
                               ------------------------

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934
                                 (Amendment No.  )

          Filed by the Registrant  [X]
          Filed by a Party other than the Registrant  [ ]

          Check the appropriate box:
          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                      DVL, Inc.
          ------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


          ------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement if other than the
                                     Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------

               2) Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


                  -------------------------------------------------------

               4)  Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------

               5)  Total fee paid:

                  -------------------------------------------------------

          [X]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:

                   ---------------------------------------------------
               2)  Form, Schedule or Registration Statement No.:

                   ---------------------------------------------------
               3)  Filing Party:

                   ---------------------------------------------------
               4)  Date Filed:

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

                                      DVL, INC.
                              -------------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD SEPTEMBER 17, 1996

                              -------------------------

     TO OUR STOCKHOLDERS:

          You are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of DVL, Inc., a Delaware corporation (the "Company"), to be held at 24 River Road, Bogota, New Jersey on September 17, 1996, at 10:00 a.m., local time, or at any adjournments thereof (the "Meeting"), to consider and act upon the following:

          1. To elect three directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

          2. To approve a certain loan agreement and the consummation of the transactions contemplated thereby (the "Loan Transaction") pursuant to which, among other things, an independent third party lender (the "New Lender") will acquire approximately $7.5 million of outstanding indebtedness of the Company, lend the Company additional funds and simultaneously consolidate all such indebtedness into a single long term loan and, in connection therewith, the Company will (i) issue and sell to affiliates of the New Lender 1,000,000 shares of Common Stock of the Company at $0.20 per share, (ii) issue to affiliates of the New Lender warrants to purchase such additional shares of Common Stock of the Company at $0.16 per share which, when added to the aforementioned 1,000,000 shares (and any other shares of Common Stock then owned by such warrantholders and their affiliates), will represent, on a fully diluted basis, 49% of the outstanding Common Stock of the Company, and (iii) continue in effect a certain Asset Servicing Agreement with an affiliate of the New Lender;

          3. To approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate"), to create a class of 100 shares of Preferred Stock to be issued to the New Lender in connection with the Loan Transaction at $10.00 per share entitling the holders thereof to elect a special purpose Director to the Company's Board of Directors (the "Preferred Stock");

          4. To approve amendments to the Company's Certificate and By-laws to create certain restrictions on the transferability of shares of the Company's Common Stock to help preserve the utilization of the Company's carryforwards of net operating losses and credits for federal income tax purposes;

          5. To ratify and approve the 1996 Stock Option Plan of the Company which will replace the Company's Performance Unit (Stock Appreciation Rights) Plan; and

          6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on July 25, 1996 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. A proxy and a Proxy Statement for the Meeting are enclosed.

          THE DIRECTORS HOPE THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON, BUT WHETHER YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND TO VOTE YOUR SHARES IN PERSON.

          Please relay any questions to the Company at 201-487-1300 or to its proxy solicitor, The Herman Group, Inc. at 800-738-5518.

                                        By Order of the Board of Directors

     July 31, 1996                      Robert W. LoSchiavo
                                        Secretary

                                      DVL, INC.

                                   PROXY STATEMENT

                            ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held September 17, 1996

          This Proxy Statement is furnished to the stockholders of DVL, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders to be held on September 17, 1996, at 10:00 a.m., local time, or at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

          The approximate mailing date to stockholders of the Notice, this Proxy Statement and the accompanying form of proxy is August 2, 1996.


                                  VOTING OF PROXIES

          A form of proxy is enclosed for use at the Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by the person giving the proxy by writing such to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournments thereof.

          The directors of the Company have advised the Company that they will vote the 478,004 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") which they control (approximately 3.35% of the outstanding shares of Common Stock) in favor of the proposals to:

          i. elect three Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

          ii. approve a certain loan agreement and the consummation of the transactions contemplated thereby (the "Loan Transaction") pursuant to which, among other things, an independent third party lender (the "New Lender") will acquire approximately $7.5 million of outstanding indebtedness of the Company, lend the Company additional funds and simultaneously consolidate all such indebtedness into a single long term loan and, in connection therewith, the Company will (i) issue and sell to affiliates of the New Lender 1,000,000 shares of Common Stock at $0.20 per share, (ii) issue to affiliates of the New Lender warrants to purchase such additional shares of Common Stock at $0.16 per share which, when added to the aforementioned 1,000,000 shares (and any other shares of Common Stock then owned by such warrantholders and their affiliates), will represent, on a fully diluted basis, 49% of the outstanding Common Stock of the Company (the "Warrants"), and (iii) continue in effect a certain Asset Servicing Agreement with an affiliate of the New Lender;

          iii. approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate"), to create a class of 100 shares of preferred stock to be issued to the New Lender in connection with the Loan Transaction at $10.00 per share entitling the holders thereof to elect a special purpose Director to the Company's Board of Directors;

          iv. approve amendments to the Company's Certificate and By-laws to create certain restrictions on the transferability of shares of Common Stock to help preserve the utilization of the Company's carryforwards of net operating losses and credits for federal income tax purposes;

          v. ratify and approve the 1996 Stock Option Plan of the Company (the "1996 Option Plan") which will replace the Company's Performance Unit (Stock Appreciation Rights) Plan (the "Performance Plan"); and

          vi. transact such other business as may properly come before the Meeting or any adjournments thereof.

               THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS OF THE COMPANY VOTE THEIR SHARES OF COMMON STOCK TO ELECT EACH OF THE COMPANY'S NOMINEES FOR DIRECTOR AND TO APPROVE EACH OF THE MATTERS SET FORTH IN PROPOSAL NOS. 2 THROUGH 5 HEREIN.

               As of the date of this Proxy Statement, the Board of Directors does not intend to present to the Meeting any other business, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the Meeting, the persons named in the enclosed proxy will take action, and vote proxies, in accordance with their judgment on such matters.

               The executive offices of the Company are located at 24 River Road, Bogota, New Jersey 07603; telephone no: (201) 487-1300.

               IMPORTANT NOTE:  STOCKHOLDERS WHO HOLD SHARES OF COMMON STOCK IN
               --------------
     THE NAME OF ONE OR MORE BROKERAGE FIRMS, BANKS OR NOMINEES CAN ONLY VOTE THEIR SHARES OF COMMON STOCK WITH RESPECT TO THE MATTERS SET FORTH IN PROPOSAL NOS. 2 THROUGH 5 IF SUCH BROKERAGE FIRMS, BANKS OR NOMINEES GIVE SUCH STOCKHOLDERS A LEGAL PROXY TO VOTE SUCH SHARES OF COMMON STOCK OR IF SUCH STOCKHOLDERS GIVE SUCH BROKERAGE FIRMS, BANKS OR NOMINEES SPECIFIC INSTRUCTIONS AS TO HOW TO VOTE SUCH STOCKHOLDERS' COMMON STOCK. ACCORDINGLY, IT IS CRITICAL THAT STOCKHOLDERS WHO HOLD SHARES OF COMMON STOCK IN THE NAME OF ONE OR MORE BROKERAGE FIRMS, BANKS OR NOMINEES PROMPTLY CONTACT THE PERSON RESPONSIBLE FOR SUCH STOCKHOLDERS' ACCOUNTS AND GIVE SPECIFIC INSTRUCTIONS AS TO HOW SUCH SHARES OF COMMON STOCK SHOULD BE VOTED WITH RESPECT TO THE MATTERS SET FORTH IN PROPOSAL NOS. 2 THROUGH 5.


                          MANNER OF VOTING AND VOTE REQUIRED

               Only holders of shares of Common Stock of record at the close of business on July 25, 1996 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, 14,279,450 shares of Common Stock, the only class of voting securities of the Company, were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

               Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal Nos. 2 through 5. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal Nos. 2 through 5 and broker "non-votes" will be counted as votes cast against such individuals or Proposals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted FOR the election of the nominees for Director and FOR each of Proposal Nos. 2 through 5. The form of proxy does not provide for abstentions with respect to the election of Directors; however, a stockholder present at the Meeting may abstain with respect to such election.

               The election of Directors will be by a plurality of the votes actually cast thereon. Approval of the Loan Transaction and the 1996 Option Plan, set forth in Proposal Nos. 2 and 5, respectively, requires the affirmative vote of a majority of the shares of Common Stock voting, in person or by proxy, at the Meeting. Approval of the amendments to the Company's Certificate and By-laws, as the case may be, to authorize the creation of the Preferred Stock and to create certain restrictions on the transferability of shares of Common Stock, set forth in Proposal Nos. 3 and 4, respectively, requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company, whether voted at the Meeting in person or by proxy.


                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                           DIRECTORS AND EXECUTIVE OFFICERS


               The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 11, 1996, by
     (a) each person known by the Company to own beneficially more than 5% of such stock, (b) each Director and nominee for Director of the Company and
     (c) all Directors and executive officers of the Company as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual and the individual has sole voting and investment power with respect to such shares. All Directors of the Company have indicated to the Company that they will vote their shares of Common Stock (aggregating 478,004 shares, or approximately 3.35% of the outstanding shares of Common Stock) in favor of each of the proposals set forth herein.



         NAME OF BENEFICIAL    AMOUNT AND NATURE OF BENEFICIAL
                OWNER                     OWNERSHIP*             % OF CLASS*
         ------------------    -------------------------------    ----------
     Alan E. Casnoff(1)                    200,000(3)                1.40%
     Herbert L. Golden(1)                   56,600                      **
     Myron Rosenberg                       163,854(4)                1.15%
     Frederick E. Smithline                 57,550(5)                   **
     Allen Yudell(2)                         -0-                        --
     All current Directors
       and executive officers
       as a group (6 persons)              578,004                   4.05%

     ________________

     * Each named person and all executive officers, Directors and nominees for Director, as a group, are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each stockholder's name in the above table under the columns captioned "Amount and Nature of Beneficial Ownership" include shares of Common Stock issuable upon exercise of presently exercisable warrants, convertible debentures and stock options. The shares of Common Stock so issuable upon such exercise, exchange or conversion by any such stockholder are not included in calculating the number of shares or percentage of Common Stock beneficially owned by any other stockholder.

     **   Less than 1%.

     (1)  Will not seek re-election as a Director.

     (2)  Nominee for, and currently not a, Director.

     (3) Excludes 461 shares of the Company's Common Stock held by Mr. Casnoff's adult son, as to which shares Mr. Casnoff disclaims beneficial ownership. Includes 26,000 shares of the Company's Common Stock owned by a corporation, partially owned and controlled by Mr. Casnoff.

     (4) Includes 4,300 shares held by Mr. Rosenberg's wife, of which Mr. Rosenberg disclaims beneficial ownership.

     (5) Includes 550 shares held by Mr. Smithline and his brother as tenants-in-common and 6,000 shares held by Mr. Smithline's wife, of which 6,000 shares Mr. Smithline disclaims beneficial ownership.


          Proposal No. 5 to this Proxy Statement asks stockholders to ratify and approve the 1996 Option Plan of the Company. If the 1996 Option Plan is ratified and approved by stockholders, the 673,131 performance units (i.e., stock appreciation rights) currently owned by former and current officers of the Company pursuant to the Company's Performance Plan will be exchanged for options to purchase up to 673,131 shares of Common Stock under the 1996 Option Plan of the Company. The per share exercise price of these options will be $0.21 per share. Concurrently therewith, the Company's Performance Plan will be terminated. As the proposed 1996 Option Plan requires stockholder ratification and approval, the options proposed to be issued thereunder and exchanged for outstanding performance units are not currently owned by the Company's former and current officers and, therefore, the shares of Common Stock underlying the proposed options cannot be voted at the Meeting. See "Stock Based Compensation," and "Proposal No. 5 -- Condition Precedent to Loan Transaction: Approval of the 1996 Stock Option Plan in Connection with the Exchange of Certain Stock Appreciation Rights."

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities (i.e., the Company's Common Stock), to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all
     Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the two fiscal years ended December 31, 1995, all Section 16(a) filing requirements applicable to the Company's executive officers, Directors and greater than ten percent beneficial owners were complied with.


                          PROPOSAL 1 - ELECTION OF DIRECTORS

          The Board of Directors, acting in accordance with the By-laws of the Company, has reconstituted the Board of Directors, effective immediately following the Meeting, to be comprised of four directors provided that Proposals Nos. 2 and 3 herein are approved by stockholders and the transactions contemplated by the Loan Transaction are consummated. Otherwise, the Board of Directors has been reconstituted to be comprised of three directors.

          Three Directors are to be elected at the Meeting to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and shall qualify. If stockholders of the Company approve Proposal Nos. 2 and 3 herein and the transactions contemplated by the Loan Transaction are consummated, the holders of the newly issued shares of Preferred Stock of the Company will have the right to elect a special purpose Director to the Board of Directors. See "Proposal No. 2--Approval of Loan Agreement and Consummation of the Transactions Contemplated Thereby" and "Proposal No. 3--Condition Precedent to Loan Transaction: Approval of Amendment to Certificate of Incorporation to Create Class of 100 Shares of Preferred Stock to be Issued at $10.00 Per Share Entitling the Holders Thereof to Elect Special Purpose Director."

          As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election individually, of the nominees of the Board of Directors named below. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Directors shall be elected by a plurality of the votes cast at the Meeting. Whether a nominee is currently serving as a Director of the Company is indicated below. The names of the nominees and certain information with regard to each nominee follows:


                                                           POSITION WITH
            NOMINEE            AGE    DIRECTOR SINCE          COMPANY
            -------            ---    --------------       -------------

     Myron Rosenberg           68          1973         Director

     Frederick E. Smithline    64          1982         Chairman of the Board
                                                          and Director

     Allen Yudell              57            --           --

          Messrs. Alan E. Casnoff and Herbert Golden, each of whom is currently serving as a Director of the Company, are not seeking re-election to the Board of Directors of the Company.

     NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

          FREDERICK E. SMITHLINE has served as Chairman of the Board of the Company since 1990 and as a Director since 1982. Since September 1989, Mr. Smithline has been Of Counsel to the law firm of Epstein, Becker & Green, P.C., New York, New York.

          MYRON ROSENBERG has served as a Director of the Company since 1973. Mr. Rosenberg is currently Executive Vice President of Rosenthal & Rosenthal, Inc., New York, New York, a commercial finance concern, and has been employed by Rosenthal & Rosenthal, Inc. since 1961.

          ALLEN YUDELL is a nominee for election as a Director of the Company. Mr. Yudell currently has no other affiliation with the Company. Since 1967, Mr. Yudell has been President of Delco Development Corporation and a Vice President of Unidel Realty Corp., Boca Raton, Florida based shopping center development companies. Mr. Yudell has been responsible for the development and operation of more than 40 shopping centers in 13 states comprising over 5 million square feet. Mr. Yudell has over 30 years experience in the development, construction, management and leasing of shopping centers and retail properties. Mr. Yudell is also a member of the International Council of Shopping Centers. During 1990 and 1991, two limited partnerships in which Mr. Yudell was one of the general partners, filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code.

          In addition, Alan E. Casnoff serves as President of the Company, Joel Zbar serves as Chief Operating Officer, Chief Financial Officer and Treasurer of the Company and Robert W. LoSchiavo serves as Vice President, Secretary and General Counsel of the Company.

          ALAN E. CASNOFF (age 52) has served as President of the Company since November 1994 and as a Director since October 1991. Mr. Casnoff served as Executive Vice President of the Company from October 1991 to November 1994. Since June 1992, Mr. Casnoff has also served as Of Counsel to the Philadelphia, Pennsylvania law firm of Fox, Rothschild, O'Brien & Frankel. From November 1990 to October 1991, Mr. Casnoff served as a consultant to the Company and from 1971 to October 1991, as Secretary of the Company. Since May 1991, Mr. Casnoff has also served as a Director of Kenbee Management, Inc. ("Kenbee"), an affiliate of the Company, and as President of Kenbee since November 1994. Since 1977, Mr. Casnoff has also been a Partner of P&A Associates, a private real estate development firm headquartered in Philadelphia, Pennsylvania. From 1969 to October 1990, Mr. Casnoff was associated with the Philadelphia, Pennsylvania law firm of Saul, Ewing, Remick & Saul, previous legal counsel to the Company and Kenbee.

          JOEL ZBAR (age 39) has served as the Company's Chief Operating Officer since November 1994, as Chief Financial Officer of the Company since January 1993, and as Treasurer of the Company since 1988. Mr. Zbar also serves as Chief Operating Officer, Chief Financial Officer and Treasurer of Kenbee. In November 1993, the Commission commenced an administrative proceeding against Mr. Zbar in connection with certain events related to the Company's 1990 stock offering and market price decline. Without admitting or denying the allegations of the complaint, Mr. Zbar has agreed, and the Commission has consented to, the issuance of a cease and desist order. Such order does not affect the ability of Mr. Zbar to perform his duties for the Company.

          ROBERT W. LOSCHIAVO (age 38) has served as Vice President of the Company since January 1990, as Secretary of the Company since October 1991 and as General Counsel since December 1991. Mr. LoSchiavo also serves as Vice President, General Counsel and Secretary of Kenbee.

          During 1995, the Board of Directors of the Company held eleven meetings. Each Director of the Company attended at least 75% of these meetings.

          The Board of Directors has established two committees of the Board, the Audit Committee and the Compensation Committee. The Audit Committee, which is comprised of Messrs. Rosenberg, Smithline and Golden, reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company and reviews certain filings with the Commission and the need for internal auditing procedures and the adequacy of internal controls. The Audit Committee held two meetings during 1995, at which all members were present. The Compensation Committee, which is also comprised of Messrs. Rosenberg, Smithline and Golden, determines executive compensation and reviews transactions between the Company and its affiliates. The Compensation Committee held one meeting during 1995, at which all members were present.


     EXECUTIVE COMPENSATION

          The following table discloses the compensation awarded to or earned by, during the Company's last three fiscal years, the Chief Executive Officer and the two other most highly compensated executive officers as of the end of fiscal 1995 whose annual salary plus other forms of compensation exceeded $100,000:

                              SUMMARY COMPENSATION TABLE
                              --------------------------

                                                   ANNUAL COMPENSATION
                                               --------------------------


             NAME                               YEAR               SALARY
             ----                               ----               ------

     Alan E. Casnoff                            1995              $314,002
          President since November 1994         1994               339,810(1)
                                                1993               340,636(1)

     Joel Zbar                                  1995               250,000
          Treasurer, Chief Financial Officer    1994               250,000
          and Chief Operating Officer           1993               226,000

     Robert W. LoSchiavo                        1995               160,260
          Vice President, Secretary and         1994               144,530
          General  Counsel                      1993               119,189



                                                                     ALL OTHER
                                   LONG-TERM COMPENSATION           COMPENSATION
                      --------------------------------------------- ------------

                               OTHER
                               ANNUAL  RESTRICTED  PER-
                       CASH  COMPENSA-   STOCK   FORMANCE    LTIP
        NAME          BONUS   TION(2)    AWARDS  UNITS(3)   PAYOUTS
        ----          -----   --------  -------- --------   -------

     Alan E. Casnoff   None  $15,000      None      -0-     $7,500(4)   None
      President since  None     None      None      -0-       None      None
      November 1994    None     None      None   50,000       None      None

     Joel Zbar         None    7,500      None  100,000     23,469(4)   None
      Treasurer, Chief None     None      None      -0-       None      None
      Financial        $13,000  None      None   50,000       None      None
      Officer and
      Chief
      Operating
      Officer

     Robert W.
      LoSchiavo        None    7,500      None   18,750      7,219(4)   None
      Vice President,  None     None      None      -0-       None      None
      Secretary and    5,000    None      None   15,000       None      None
      General
      Counsel
     _______________
     (1) Does not include payments made to a corporation partially owned and controlled by Mr. Casnoff which provided management assistance for two properties in Philadelphia, Pennsylvania owned by affiliated partnerships for which such corporation received $9,187.50 and $12,000 in 1994 and 1993, respectively. During 1994, Mr. Casnoff was appointed President of the Company and as part of the Company's ongoing efforts to reduce overhead, Mr. Casnoff's salary was reduced by $35,000.

     (2) Other Annual Compensation represents the value of 100,000 shares, 50,000 shares and 50,000 shares of the Company's common stock issued in 1995 to Messrs. Casnoff, Zbar and LoSchiavo, respectively.

     (3) The performance units granted under the Company's Performance Plan are considered stock appreciation rights.

     (4) Mr. Zbar exercised 50,000 performance units and Mr. LoSchiavo exercised 18,750 performance units in 1995 realizing $23,469 and $7,219, respectively. Mr. Casnoff surrendered 50,000 performance units in consideration of the issuance to him of 50,000 shares of the Company's common stock which shares the Company valued at $7,500.


          The Company has employment contracts with Messrs. Zbar and LoSchiavo pursuant to which they are paid current salaries at the rate per annum of $250,000 and $150,000, respectively. The employment contracts with Messrs. Zbar and LoSchiavo provide for certain payments if the employment term is terminated without cause or is not renewed at the end of the contract term in amounts equal to six (6) months salary. The employment contracts with Messrs. Zbar and LoSchiavo expire on October 31, 1996 and December 31, 1996, respectively. In addition, the Board of Directors has authorized the Company to make certain termination payments to Mr. Casnoff upon a change of control of the Company in an amount equal to six (6) months salary payable over a period of three months. Mr. Casnoff intends, following the consummation of the transactions contemplated by the Loan Transaction, to continue to serve as President of the Company through at least December 31, 1996. Mr. Casnoff has agreed that all compensation paid to him following the consummation of the transactions contemplated by the Loan Agreement will be credited, on a dollar-for-dollar basis, against the aforementioned termination payments, if any, owing to him. See "Proposal No. 2--Approval of the Loan Agreement and Consummation of the Transactions Contemplated Thereby."

          Directors who are not officers or employees of the Company presently receive a Directors fee of $1,500 per month plus $500 for each Audit Committee meeting of the Board of Directors attended. Directors who are officers or employees of the Company receive no compensation for their services as Directors or attendance at any Board of Directors or committee meetings.


     INDEBTEDNESS OF MANAGEMENT

          No officers, Directors or stockholders of the Company have obtained loans or loan commitments from the Company in excess of $60,000.


     STOCK BASED COMPENSATION

          On November 15, 1990, the Board of Directors adopted the Company's Performance Plan for the purpose of providing long-term incentives to Company employees who are largely responsible for the management, growth and protection of the Company's business.

          The Performance Plan authorized the grant of performance units, considered to be stock appreciation rights, only to officers who are also employees of the Company or any subsidiary thereof, and who are in a position to make substantial contributions to the management, growth and success of the business of the Company or any subsidiary thereof, as determined by the Board of Directors, or a committee thereof, as the case may be. In March 1996, as a condition to the Loan Transaction, current and former employees who currently own performance units have agreed, concurrently with the ratification and approval by stockholders of the Company's 1996 Option Plan, to exchange their outstanding performance units for a like number of options to purchase, pursuant to the 1996 Option Plan, shares of Common Stock of the Company. The per share exercise price of these options will be $0.21 per share. Concurrently with the ratification and approval by stockholders of the 1996 Option Plan, the Company will terminate the Performance Plan. See "Proposal No. 5 - Condition Precedent to Loan Transaction: Approval of the 1996 Stock Option Plan in Connection with the Exchange of Certain Stock Appreciation Rights."

          The number of performance units reserved for issuance under the Performance Plan is 900,000, of which 673,131 performance units were outstanding as of May 24, 1996. Under the Performance Plan, the holder of performance units is entitled to receive upon exercise of such units an amount equal to the Fair Market Value (as defined in the Performance Plan) of a performance unit at the time of exercise plus all dividends declared with respect to a single share of the Company's Common Stock from the date of exercise minus the Fair Market Value of a performance unit at the time of grant, multiplied by the total number of performance units being exercised by the holder.

          Under the Performance Plan, the Fair Market Value of a performance unit means an amount equal to the fair market value of a share of Common Stock as determined by the Board of Directors, or a committee thereof, either (a) by determining the average of the closing prices for the Company's Common Stock for the 20 most recent trading days (or for such other period as may be agreed upon between the Company and the holder) on the New York Stock Exchange or such other national securities exchange (including the NASDAQ system) on which the Company's Common Stock may then be publicly traded or (b) in the event no such market exists, pursuant to such other reasonable method as may be adopted by the Board of Directors or the committee, as the case may be, in good faith for such purpose.

          The following tables set forth certain information with respect to performance units granted under the Performance Plan to, and performance units exercised by (i) the executive officers of the Company listed in the Cash Compensation Table and (ii) all current executive officers of the Company as a group, during fiscal 1995. All performance units granted are vested and fully exercisable.


            PERFORMANCE UNIT GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1995
            --------------------------------------------------------------


                                         INDIVIDUAL GRANTS
                        ---------------------------------------------------

                                       PERCENT OF
                                         TOTAL
                                      PERFORMANCE
                                         UNITS        EXERCISE
                                       GRANTED TO       OR
                      PERFORMANCE     EMPLOYEES IN     BASE
                         UNITS        FISCAL YEAR      PRICE     EXPIRATION
                        GRANTED          1995          ($/SH)        DATE
          NAME          (#)(B)           (C)            (D)         (E)
     ------------     -----------     -----------     --------   ---------
     Alan E. Casnoff       -0-             0%           -0-         None

     Robert W.           18,750          15.8           .39         None
     LoSchiavo

     Joel Zbar           50,000          42.1           .39         None

     Joel Zbar           50,000          42.1           .29         None




                          POTENTIAL REALIZABLE    ALTERNATIVE
                        VALUE AT ASSUMED ANNUAL    TO (F) AND
                          RATES OF STOCK PRICE     (G): GRANT
                         APPRECIATION FOR TERM     DATE VALUE
                         ---------------------     ----------



                                                          GRANT DATE
                                                            PRESENT
                                  5% ($)      10% ($)        VALUE
            NAME                   (F)          (G)          ($)(H)
     -----------------           -------      -------    -------------

     Alan E. Casnoff               N/A          N/A           -0-

     Robert W.                     N/A          N/A           -0-
     LoSchiavo

     Joel Zbar                     N/A          N/A           -0-

     Joel Zbar                     N/A          N/A           -0-


                AGGREGATED PERFORMANCE UNITS EXERCISED AND SURRENDERED
                        IN FISCAL YEAR ENDED DECEMBER 31, 1995
                               PERFORMANCE UNIT VALUES
                ------------------------------------------------------



                              PERFORMANCE
                             UNITS EXERCISED
                                 OR                VALUE REALIZED
           NAME              SURRENDERED (3)             ($)
           -----            ----------------       --------------

     Ben S. Read, Jr.(1)         50,000                  $-0-

     Alan E. Casnoff             50,000                 7,500

     Robert W.                   18,750                 7,219
     LoSchiavo

     Joel Zbar(2)                50,000                23,469

     All others(3)              130,000                   -0-



                                 NUMBER OF            VALUE OF UNEXERCISED
                                UNEXERCISED             PERFORMANCE UNITS
                            PERFORMANCE UNITS AT            AT FISCAL
                              FISCAL YEAR-END                YEAR-END
                                    (#)                        ($)
                            -------------------       -------------------


                                EXERCISABLE/              EXERCISABLE/
            NAME               UNEXERCISABLE             UNEXERCISABLE
            ----               -------------             -------------
     Ben S. Read, Jr.(1)        198,131/-0-                 -0-/-0-

     Alan E. Casnoff            300,000/-0-                 -0-/-0-

     Robert W.                   15,000/-0-                 -0-/-0-
     LoSchiavo

     Joel Zbar(2)               150,000/-0-                 -0-/-0-

     All others(3)               10,000/-0-                 -0-/-0-


                                                 (Footnotes appear on next page)

     --------------------

     (1) Mr. Read surrendered 50,000 performance units to the Company in consideration of the Company's settlement of a legal matter in which Mr. Read was personally named. As Mr. Read was under no legal obligation to surrender these units, the Company considers the value realized to be $ 0.

     (2) Mr. Casnoff surrendered 50,000 performance units to the Company in consideration of the issuance to him of 50,000 shares of the Company's Common Stock, which shares the Company valued at $7,500.

     (3) Certain former officers of the Company whose employment terminated during 1995 surrendered a total of 130,000 performance units to the Company as part of their termination agreements.


          In April 1995, the Board of Directors authorized the issuance of up to 450,000 shares of the Company's Common Stock as a special incentive bonus. 50,000 of such shares were issued to each of Messrs. Smithline, Rosenberg and Golden, 100,000 of such shares to Mr. Casnoff, 50,000 of such shares to each of Messrs. Zbar and LoSchiavo and 25,000 of such shares to other officers of the Company. In addition, Mr. Casnoff was issued 50,000 shares of Common Stock in exchange for his surrender of 50,000 performance units.


     REPORT OF COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors of the Company is comprised of the independent Directors, Messrs. Golden, Rosenberg and Smithline. The purpose of the Compensation Committee is to review compensation of the executive officers of the Company to determine if such compensation is in line with similar organizations and to recommend and provide appropriate incentives to key employees.

          During 1995, the Compensation Committee adopted a compensation policy with respect to the Company's executive officers which was consistent with the Company's general policy of reducing overhead and expenses. In line with this policy, and as a consequence of the Company's continuing to experience operating losses during 1995, the Company elected to not replace three executive positions which were vacated during 1995. In addition, the Compensation Committee determined, in light of the Company's financial performance during 1995, that increases in cash compensation to the Company's President and Chief Financial Officer were not appropriate at that time. As a result of these decisions, the responsibilities of the three departing executives were merged into the duties of the three remaining executive officers without any concomitant increase in compensation or any bonus payments. Moreover, the President's salary which was reduced by $35,000 in 1994, remained at $300,000. To provide the three remaining executive officers with incentives similar to those of the Company's stockholders while not imposing cash requirements on the Company, the Board of Directors, during 1995, authorized one-time issuances of 100,000 shares, 50,000 shares and 50,000 shares, respectively, of the Company's Common Stock to Messrs. Casnoff, Zbar and LoSchiavo.

          This report was furnished by Messrs. Golden, Rosenberg and Smithline, all members of the Compensation Committee.


     STOCK PERFORMANCE CHART

          The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock for each of the Company's last five fiscal years with the cumulative return (assuming reinvestment of dividends) of the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Index.


                  COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
               Among DVL, Inc. Index, Dow Jones Equity Market Index
                    and Dow Jones Real Estate Investment Index
                          Fiscal Year Ending December 31

                              1990     1991     1992     1993     1994    1995
                              ----     ----     ----     ----     ----    ----

        DVL, Inc.              100       31       67      111       25       6

        Dow Jones Equity
         Market Index          100       91       90      100       91     130

        Dow Jones Real
         Estate Investment
         Index                 100      112      101      118      112     139



                 PROPOSAL NO. 2 - APPROVAL OF THE LOAN AGREEMENT AND
                    CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
                    THEREBY (COLLECTIVELY, THE "LOAN TRANSACTION")


     REASONS FOR AND SUMMARY DESCRIPTION OF THE LOAN TRANSACTION

          During early 1995, the Board of Directors of the Company determined that it was in the Company's best interests to seek a strategic alliance with an entity which was both experienced in, among other things, real estate and limited partnership matters, and capable of providing the Company with new capital and business opportunities not necessarily limited to the Company's current line of business (the "Strategic Alliance"). The Board of Directors concluded that either a new long term loan, a debt refinancing or restructuring or a third party's purchase of certain of the Company's indebtedness was necessary to help alleviate the Company's short term liquidity problems, particularly in light of the Company's having several loans aggregating approximately $7.5 million which either had current payment requirements or were required to be repaid currently in order to obtain significant payment discounts (two of which ("Loan A" and "Loan B," respectively) currently have approximately $600,000 and $1,850,000 outstanding thereunder, and which Loans matured on or about December 1995 and were subsequently extended to August 1996 and September 1996, respectively, and one loan ("Loan C"), currently in the outstanding amount of approximately $5,000,000, maturing in January 1999 (Loan A, Loan B and Loan C are sometimes hereinafter collectively referred to as the "1996 Loans")).

          Loan A bears interest at the rate equal to the prime rate of interest charged from time to time by the lender under Loan A plus one-half of one percentage point, provided that the applicable interest rate shall not be less than six percent nor more than eight and one-half percent per annum. Currently, Loan A bears interest at the rate of eight and one-half percent per annum. Loan B bears interest at the rate equal to the prime rate of interest charged from time to time by the lender under Loan B plus five and one-half percentage points per annum. Currently, Loan B bears interest at the rate of 13.75% per annum. Loan C bears interest at the rate equal to the prime rate of interest charged from time to time by the lender under Loan C plus one percentage point, provided that the applicable interest rate shall not be less than six percent nor more than nine percent per annum. Currently, Loan C bears interest at the rate of nine percent per annum.

          The maturity dates of Loan A and Loan B previously had been extended several times and the Board of Directors believed that the current lenders under these two Loans would not extend these Loans further for any meaningful period without any assurance of repayment or, in the alternative, without the payment of significant extension fees, significant increases in the effective interest rates charged under these Loans and/or the loss of any negotiated payment discount. The Board of Directors reached these conclusions based principally upon the tenor of the Company's prior negotiations with the current lenders under Loan A and Loan B. The lenders of these two Loans, after extensive discussions with the Company, extended the maturity dates of these Loans primarily due to the Company's representation that it was actively engaged in negotiations with an entity to acquire these Loans. Moreover, the lender of Loan B agreed to provide the Company with an approximate $320,000 payment discount if the Company satisfied the obligations under Loan B by the September 1996 maturity date. The Company and the current lender of Loan C had previously negotiated a payment discount currently approximating $2.45 million conditioned upon the Company's satisfying this Loan by June 1996. The Company has been granted an extension, while not compromising the payment discount, until September 1996, to satisfy Loan C in consideration for the payment of a $125,000 extension fee and the Company's representation that it had entered into an agreement to consummate the Loan Transaction with the New Lender, the consummation of which transaction was subject to stockholder approval. Moreover, the Board of Directors had determined that it was critical that the Company settle Loan C by the September 1996 deadline and avail itself of the negotiated payment discount since the Company believed that it was highly unlikely that it could satisfy its payment obligations under Loan C at maturity.

          For the aforementioned reasons, the Board of Directors determined not to approach the lenders under the 1996 Loans to discuss any refinancings or other work-out arrangements with respect to the 1996 Loans. The Board of Directors decided, alternatively, to seek the Strategic Alliance since the Company still needed a capital source from which it could satisfy the 1996 Loans, and in particular, Loan A and Loan B, as they matured. The lenders under Loans A, B or C could, upon the occurrence of a default under any of these Loans, put the Company in default under their Loans to the Company. The declaration of such default would also trigger the cross-default provisions contained in the Company's other material items of indebtedness. In such case, the Company's lenders would foreclose upon substantially all of the Company's principal assets, thereby eliminating any intrinsic or residual value to the Company's shares of Common Stock. As such, the Board of Directors determined that the consummation of the Loan Transaction and the associated Strategic Alliance was the only viable alternative available to the Company which could result in the Company's continuing as a going concern.

          The Board of Directors reasoned further that the Strategic Alliance, with its corresponding new long term loan, debt refinancing or restructuring or debt purchase, effectively would enable the Company to refinance the 1996 Loans over several years on acceptable terms, thereby affording the Company the opportunity, subject to then prevailing market conditions, to operate, refinance or sell its assets in an orderly manner in an effort to increase stockholder value. The Board of Directors also concluded that a Strategic Alliance with an entity experienced in, among other things, real estate and limited partnership matters could result in new business opportunities for the Company, not necessarily limited to the Company's current line of business. Moreover, the Company had determined that refinancing the 1996 Loans with new lenders could not be accomplished on terms acceptable to the Company or on terms as favorable to the Company as contained in the Loan Transaction. This determination was based upon the fact that the Company was unsuccessful in identifying new lenders who were willing to refinance the 1996 Loans on terms comparable to those contained in the Loan Transaction. In addition, the Board of Directors had concluded that the Company, without giving effect to the Loan Transaction, had no other source from which to satisfy the 1996 Loans at their maturity.

          For these reasons, and the synergies that could be created and maximized with the Strategic Alliance, the Company decided to seek the Strategic Alliance. While there can be no assurance that the Strategic Alliance will result in new business opportunities for the Company, the Board of Directors believes that the structure of the Strategic Alliance (i.e., NPM Capital's (as defined below) ability to acquire up to 49% of the outstanding Common Stock of the Company) provides NPM Capital with an economic incentive to maximize the value of the Company. NPM Capital, prior to the Closing (as defined below), is not expected to have introduced any new business opportunities to the Company. However, NPM Capital has advised the Company that following the consummation of the transactions contemplated by the Loan Transaction, NPM Capital and its affiliates will evaluate further the Company's business and assets for the purpose of determining and assessing possible new business opportunities for the Company. See "Background, Alternatives and General Business Considerations."

          On March 27, 1996, the Company, following the unanimous approval of its Board of Directors, entered into an Amended and Restated Loan Agreement, as further amended as of July 10, 1996 (the "Loan Agreement"), with NPM Capital LLC, a Delaware limited liability company ("NPM Capital"), whose principals and affiliates have over 20 years of experience in both real estate and limited partnership matters and the operation of businesses in the manufacturing and finance industries. NPM Capital has agreed to acquire 100% of the 1996 Loans (the "Debt Acquisition") owing to three of the Company's lenders (the "Lenders"). NPM Capital will consolidate the indebtedness of the Company acquired in the Debt Acquisition, will lend to the Company an amount (the "Advance") necessary for the Company to make regularly scheduled principal payments to a lender (the "Other Lender") of other indebtedness of the Company and consolidate all of such indebtedness into a single six year loan (the "Long Term Loan"). None of the Lenders or the Other Lender is an affiliate of the Company. A copy of the Loan Agreement is attached hereto as Exhibit A.

          The Company and NPM Capital reasonably believe that the aggregate amount to be paid by NPM Capital for the Debt Acquisition, including related closing costs, and giving effect to the payment discounts to be realized upon acquisition of the 1996 Loans (the "Debt Acquisition Price"), will be approximately $5.2 million and that the Advance to the Company will be $600,000 over time. As a result of the Debt Acquisition and the Advance, and NPM Capital's simultaneous consolidation of the 1996 Loans into the Long Term Loan, NPM Capital will hold a six-year promissory note, requiring periodic principal payments, bearing interest at the rate of 10.25% per annum (of which the Company is only required to pay the actual cash flow generated by certain mortgage assets and may defer and accrue payment of up to 5.25% per annum prior to the periodic principal prepayments) in the principal amount of approximately $8,950,000 (the "Note"). This sum represents the Debt Acquisition Price of approximately $4.7 million, the $600,000 Advance, the negotiated payment discount of approximately $2.8 million, the $350,000 that the Company and NPM Capital have agreed to add to the principal amount of the Note and NPM Capital's expenses incurred in connection with the Loan Transaction to the extent that such expenses exceed $175,000 (which excess is currently estimated to be approximately $500,000). Pursuant to the Loan Agreement, the Company and NPM Capital have agreed that if the approximate $2.8 million negotiated payment discount is reduced prior to the Closing (as defined below), then the aforementioned $350,000 payment by the Company will be increased by the amount of the decrease in such negotiated discount. As a result of the mandatory principal payments required under the Note (and assuming that such payments are made when required) and the inclusion in the principal amount of the Note of the approximate $2.8 million of negotiated payment discounts and the additional $350,000 that the Company and NPM Capital have agreed to add to the principal amount of the Note as a result of, among other things, the consolidation by NPM Capital of the 1996 Loans and the Advance into the Long Term Loan, NPM Capital and its affiliates will effectively receive an internal rate of return on their loan to the Company of approximately 27.5% per annum. See "Terms of Amended and Restated Loan Agreement."

          In connection with the Loan Transaction, the Company and NPO Management LLC, a Delaware limited liability company and an affiliate of NPM Capital ("NPO Management"), have entered into an Asset Servicing Agreement effective as of March 27, 1996 (the "Asset Servicing Agreement"). Pursuant to the Asset Servicing Agreement, among other things, NPO Management has begun providing the Company with administrative and advisory services relating to the assets of the Company and the Company's affiliated partnerships. In addition, in connection with the Loan Transaction, NPO Holdings LLC, a Delaware limited liability company and an affiliate of NPM Capital and NPO Management ("NPO Holdings"), has agreed to acquire from the Company at the closing of the transactions contemplated by the Loan Agreement (the "Closing") (i) 1,000,000 shares of Common Stock of the Company (representing approximately 7% of the outstanding Common Stock of the Company) for $200,000 ($0.20 per share), (ii) shares of a newly created class of Preferred Stock for an aggregate purchase price of $1,000, which shares of Preferred Stock will enable the holders to elect a special purpose Director to the Board of Directors but will not entitle the holders to any regular annual or cumulative dividends or other material preferential rights and (iii) Warrants to purchase an additional number of shares of Common Stock at $0.16 per share which, when added to the 1,000,000 shares of Common Stock to be acquired by NPO Holdings at the Closing (and any other shares of Common Stock then owned by the Warrantholders and their affiliates, including shares issuable upon the exercise of the Warrants), will represent, on a fully diluted basis, 49% of the outstanding shares of Common Stock of the Company (collectively, the "Securities Purchases"). See "Terms of Asset Servicing Agreement," "Terms of Stock Purchase Agreement," "Terms of Securities Purchase Agreement" and "Proposal No. 3 - Condition Precedent to Loan Transaction: Approval of Amendment to Certificate of Incorporation to Create Class of 100 Shares of Preferred Stock to be Issued at $10.00 per Share Entitling the Holders Thereof to Elect Special Purpose Director."

          On the whole, the Board of Directors of the Company believes that the Loan Transaction and the associated Strategic Alliance, which results in the Company being affiliated with an entity that could present new business opportunities to the Company, is the only viable alternative available to the Company in its efforts to continue as a going concern. Refinancing the 1996 Loans with new lenders on terms as favorable to the Company as those contained in the Loan Transaction (i.e., a six year term, a fixed interest rate and the ability to defer interest payments) could not be achieved. Moreover, dealing with one lender on a long-term basis is more manageable to the Company than dealing with numerous lenders with respect to numerous loans over time.

          Consummation of the Loan Transaction, including the Loan Agreement, the Debt Acquisition, the Asset Servicing Agreement and the Securities Purchases, is conditioned upon, among other things, the Loan Transaction being approved by a majority of the Company's outstanding shares of Common Stock present at the Meeting, whether in person or by proxy. The transactions encompassed by the Loan Agreement, the Asset Servicing Agreement and the Securities Purchases constitute significant and indivisible aspects of the Loan Transaction. Accordingly, a vote by a stockholder in favor of the Loan Transaction (Proposal No. 2) will be deemed a vote in favor of each of the Loan Agreement, the Asset Servicing Agreement, the Securities Purchases and the transactions contemplated thereby.

          General information with respect to NPM Capital and its affiliates (including NPO Management and NPO Holdings) is included elsewhere in this Proxy Statement. Such information has been supplied by the management of NPM Capital. Although the Company does not know of any misstatement or omission in the information supplied by the management of NPM Capital, the Company does not assume responsibility for its accuracy or completeness or for any failure by NPM Capital to disclose to the Company events that may have occurred and may affect the significance or accuracy of any such information.

          Attached hereto as Exhibits A through H are copies of the Loan Agreement and the Asset Servicing Agreement, the documents governing the Securities Purchases and the form of the Note (collectively, the "Related Documents"). The following description of the Loan Transaction, the Loan Agreement and the Related Documents is only a summary, is necessarily general and is not complete. The entire discussion is qualified in its entirety by reference to Exhibits A through H attached hereto. INASMUCH AS THE LOAN TRANSACTION IS OF GREAT IMPORTANCE TO THE COMPANY AND ITS STOCKHOLDERS AND CONSUMMATION OF THE LOAN TRANSACTION WOULD HAVE A DILUTIVE EFFECT ON THE RELATIVE EQUITY INTERESTS OF STOCKHOLDERS IN THE COMPANY, ALL STOCKHOLDERS ARE URGED STRONGLY TO READ THE ATTACHED DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY AND NOT TO RELY ON THE SUMMARY DESCRIPTION THAT FOLLOWS.

     BACKGROUND, ALTERNATIVES AND GENERAL BUSINESS CONSIDERATIONS

          As set forth above, during early 1995, the Board of Directors determined, principally in light of the Company's short term liquidity problems and the necessity to satisfy Loans A and B when they became due and to benefit from the use of the significant payment discount associated with Loan C in the structuring of a loan transaction, that a Strategic Alliance was in the best interests of the Company. There was serious concern among the Company's Directors as to whether the Company could continue as a going concern if a Strategic Alliance, consisting of both, a new long term loan, a debt refinancing or restructuring or a debt purchase, and the possibility of new business opportunities, was not consummated with some third party. The Board of Directors had also concluded that the Company, without giving effect to the Loan Transaction, would have no other source from which to satisfy the 1996 Loans as they matured. If the Loan Transaction is not consummated, the Company will default on its payments under Loans A and B. These defaults will trigger the cross-default provisions contained in the Company's other material items of indebtedness. In such event, the Company's lenders will foreclose upon substantially all of the Company's principal assets, thereby eliminating any intrinsic or residual value to the shares of the Company's Common Stock. As such, the Board of Directors has determined that the consummation of the Loan Transaction and the associated Strategic Alliance was the only viable alternative available to the Company which could result in the Company's continuing as a going concern. In this regard, the Board of Directors retained an independent investment banker to introduce potential Strategic Alliance entities to the Company.

          During 1995, numerous potential Strategic Alliance entities were introduced to the Company, including affiliates of NPM Capital. Many of these potential Strategic Alliance entities reviewed information supplied to them by the Company relating to the Company's operations and financial condition. Following extensive discussions and negotiations with several of these entities, the Board of Directors determined that there were only two viable Strategic Alliance entities, one of which was NPM Capital. Following further discussions and negotiations, and after receiving indications that the other potential Strategic Alliance entity was not interested in pursuing a Strategic Alliance with the Company, in September 1995, the Company entered into a letter of intent with the principals of NPM Capital to proceed with the Loan Transaction. The Board of Directors of the Company had further determined not to pursue the Strategic Alliance with any of the other potential Strategic Alliance entities because certain of such entities were requiring, as part of their proposals, that the Company sell to them a loan which the Company did not desire to sell. This loan was subsequently satisfied by the Company at a significant discount. The Board of Directors also questioned seriously whether certain of the other potential Strategic Alliance entities would be capable of introducing viable new business opportunities to the Company. In addition, the Board of Directors did not feel comfortable doing business with certain other potential Strategic Alliance entities. Following an exclusive due diligence period, NPM Capital, in December 1995, advised the Company of its intention to proceed with the Loan Transaction.

          On March 27, 1996, the Board of Directors of the Company unanimously approved the Loan Transaction and the consummation of the transactions contemplated thereby. This decision was based, in part, on (i) the Board of Directors' assessment that the proposal submitted by NPM Capital satisfied the criteria for a Strategic Alliance in that (a) the Debt Acquisition and the Advance by NPM Capital and its simultaneous consolidation of this indebtedness into the Long Term Loan, effectively, would refinance the Company's 1996 Loans over a six year period, thereby affording the Company the opportunity, subject to then prevailing market conditions, to operate, refinance or sell its assets in an orderly manner in an effort to increase stockholder value and that (b) the principals and affiliates of NPM Capital and NPO Management, with over 20 years experience in real estate, limited partnership and other matters, and expertise in maximizing the value of assets on a cost-effective basis, could provide the Company with new business opportunities not necessarily limited to the Company's current line of business, (ii) the Board of Directors belief that the 1996 Loans could not meaningfully be extended or refinanced with the existing lenders, in which case the Company would be faced with liquidation, (iii) the Board of Directors' assessment that the terms encompassing the proposal submitted by NPM Capital, in their entirety, were the most favorable that the Company could obtain after having canvassed the market, with its investment banker, for entities interested in the Strategic Alliance or in refinancing the Company's 1996 Loans, (iv) the fact that the $0.20 per share purchase price to be paid by NPO Holdings and its affiliates at the Closing for 1,000,000 shares of the Company's Common Stock was reasonable given the fact that the 1,000,000 shares constituted restricted securities and that such shares could not be disposed of without a blockage discount and (v) the opinion of Duff & Phelps Capital Markets Co. ("Duff & Phelps"), independent financial advisors to the Company and NPM Capital, that the exercise price of the Warrants of $0.16 per share is greater than the fair market value of the underlying stock specific to the Warrants as of the date of Duff & Phelps' opinion. See "Terms of Securities Purchase Agreement--Warrants."

          As a result of the Loan Transaction and the associated Securities Purchases, the Company will (i) issue and sell to NPM Capital and its affiliates 1,000,000 shares of Common Stock for $200,000, (ii) issue them Warrants to acquire additional shares of Common Stock at $0.16 per share which, when added to the 1,000,000 shares to be acquired at the Closing (and any other shares then owned by them, including shares issuable upon the exercise of the Warrants) will represent, on a fully diluted basis, 49% of the outstanding shares of Common Stock of the Company, (iii) issue and sell to them shares of Preferred Stock which will enable them to elect a special purpose Director to the Board of Directors but will not entitle them to any regular annual or cumulative dividends or other material preferential rights and (iv) issue a six-year Note, requiring periodic principal payments, bearing interest at the rate of 10.25% per annum of which the Company is only required to pay the actual cash flow generated by certain mortgage assets and may defer and accrue payment of up to 5.25% per annum prior to the periodic principal prepayments), in the principal amount of approximately $8,950,000. If the Company could renegotiate the 1996 Loans with the current lenders, which the Board of Directors of the Company does not think is possible, the Company would, more likely than not, have to forfeit any negotiated payment discounts, and be obligated to pay an aggregate of approximately $7.5 million with respect to the 1996 Loans. (Loans A, B and C would have outstanding principal balances of approximately $600,000, $1,850,000 and $5,000,000, respectively.) The 1996
     Loans would continue to accrue interest at floating rates currently ranging from 8 1/2% to 13 1/4% per annum. Moreover, the Company, even if it could get the current lenders of Loans A and B to renegotiate the terms of such Loans, more likely than not, would be required to pay the current lenders of such Loans significant fees and increased interest rates in consideration for their agreements to renegotiate or refinance these Loans and such Lenders would not, in the opinion of the Board of Directors, agree to renegotiate maturity dates for the 1996 Loans which would extend out six years, as proposed by NPM Capital.

          Subsequent to the execution of the Loan Agreement, the Company received an indication of interest from certain stockholders of the Company who were considering lending the Company up to $6 million (of which only $2 million was guaranteed at the time of delivery of the indication of interest), with interest thereon accruing at the highest prime rate of interest from time to time charged plus eight percentage points, in order to help alleviate the Company's liquidity problems. After reviewing this indication of interest, the Company reaffirmed its decision to proceed with the Loan Transaction. This reaffirmation was based upon several factors, including, without limitation, (i) the Board of Directors' determination that the indication of interest did not satisfy both of the criteria for the Strategic Alliance in that the Board of Directors believed that it did not appear reasonable, based upon the background and experience of the proponents of the indication of interest, that these proponents could realistically present new business opportunities to the Company in that they did not control or have access to businesses compatible to the Company's business, (ii) the Board of Directors' uncertainty as to whether certain conditions to the indication of interest could be satisfied, including (a) complete financing of the transaction contemplated by the indication of interest (the proposal incorporating the indication of interest could not guaranty, as of the time of the proposal, financing in excess of $2,000,000) and (b) NPM Capital's release of the Company and the proponents of the indication of interest from any liability resulting from the termination of the Loan Agreement (NPM Capital advised the Company that no such release would be given), (iii) the Board of Directors' determination, based upon the advice of counsel, that the Company's failure to continue to use its best efforts to consummate the transactions contemplated by the Loan Agreement would constitute a breach by the Company of the Loan Agreement that could potentially expose the Company to substantial damages which could materially adversely affect the Company and
     (iv) the Board of Directors' conclusion, after contrasting in their entirety the transactions contemplated by the Loan Transaction and the indication of interest, that the perceived long term benefits to the Company offered by the Loan Transaction (that NPM Capital was not only providing capital and potential new business opportunities but real estate and financial expertise as well) outweighed the benefits that may have been derived by the Company from the indication of interest.

          While the Board of Directors is optimistic that the Strategic Alliance will address the Company's foreseeable liquidity problems in connection with the 1996 Loans, the Board of Directors does not expect the Strategic Alliance to eliminate the Company's continuing operating cash flow problems. Even after consummation of the Strategic Alliance, the Company will continue to have to rely upon the sale or refinancing of its assets to meet current expenses. The timing of these sales, however, may be delayed, if possible, since the consummation of the Loan Transaction will address the Company's foreseeable liquidity problems in connection with the 1996 Loans. Delaying these sales will allow the Company to more effectively market its properties and allow the Company and NPO Management to use their expertise to strategically enhance the value of the Company's assets prior to their sale. Moreover, consummation of the Loan Transaction will result in the Company's not being forced to accept unsatisfactory sales prices resulting from hurried and forced sales of its assets. By strategically marketing its assets for the purpose of increasing their value and by delaying the sales of its assets, if possible, until such time as such sales could be conducted on terms more favorable to the Company, the Company could sell its assets at a greater price. By selling its assets at greater prices, the Company could increase its net worth which, in turn, could increase stockholder value. The Board of Directors is optimistic that the Company, with the assistance and expertise that NPO Management is providing pursuant to the Asset Servicing Agreement, will be able to maximize the value of its assets so that future asset sales and refinancings can be on favorable terms to the Company, thereby increasing stockholder value.

          Moreover, the Board of Directors is hopeful that the proposed Strategic Alliance with NPM Capital and its affiliates will ultimately provide new business opportunities for the Company which may enable the Company to overcome its operating cash flow shortfalls. NPM Capital, prior to Closing, is not expected to have introduced any new business opportunities to the Company. However, NPM Capital has advised the Company that following the consummation of the transactions contemplated by the Loan Transaction, NPM Capital and its affiliates will evaluate further the Company's business and assets for the purpose of determining and assessing possible new business opportunities for the Company. While the Company believes that NPM Capital and its affiliates, with over 20 years of experience in owning, operating, financing and selling operating companies in a variety of manufacturing and financing businesses and real estate investments, have the ability to introduce new business opportunities to the Company that could improve stockholder value, there can be no assurance, however, that NPM Capital will successfully introduce any new businesses to the Company or that the Company will be able to continue to meet its operating expenses in the short term or that the Strategic Alliance, if consummated, will provide long term solutions to the Company's operating cash flow problems. As a stockholder of the Company, NPM Capital (or its affiliates) will be entitled to receive its pro rata share of any distribution by the Company to its stockholders. At the Closing of the Loan Transaction, affiliates of NPM Capital will acquire, for $200,000, approximately 7% of the outstanding Common Stock of the Company. As such, NPM Capital (or its affiliates) will be entitled to 7% of any distribution by the Company to its stockholders. To the extent the affiliates of NPM Capital exercise the Warrants being issued to them in connection with the Loan Transaction (at the exercise price of $.16 per share), such persons would become the holders of up to 49% of the outstanding Common Stock of the Company. As such, they would be entitled to receive up to 49% of any distribution by the Company to its stockholders. See "Terms of Amended and Restated Loan Agreement--NPM Capital."

          As a result of the complex nature of the transactions comprising the Loan Transaction, it is possible that, following an audit, if any, of the Company, the Internal Revenue Service (the "IRS") could assert that certain consequences of the Loan Transaction have the effect of limiting or eliminating all or a portion of the Company's net operating loss carryforwards. While the Company will not seek an advance ruling from the IRS regarding the affect of the Loan Transaction, it is the opinion of Reid & Priest LLP, counsel to the Company, that the transactions contemplated by the Loan Transaction should not result in a limitation or elimination of the Company's net operating loss carryforwards under Code Section 382. Since opinions of counsel are not binding on the IRS, the Company's treatment with respect to its net operating loss carryforwards as a result of the Loan Transaction could be challenged by the IRS. Further, since counsel's opinion sets forth the analyses, risks and qualifications with respect to such opinion, stockholders are urged to review the information concerning the Company's use of its net operating loss carryforwards in the section entitled "Analysis of Certain Federal Income Tax Considerations Affecting the Company's Net Operating Losses" attached hereto as Exhibit H. Copies of Reid & Priest LLP's opinion to the Company will be made available, without charge, to stockholders upon written request for the same addressed to the Secretary of the Company at the Company's principal executive offices.

          In connection with its approval of the Loan Transaction, the Board of Directors also elected for the Loan Transaction, including the associated Securities Purchases, to be excluded from the purview of Article Ninth of the Company's Certificate ("Article Ninth"), and Section 203 of the Delaware General Corporation Law (the "DGCL"). In general, each of Article Ninth and Section 203 of the DGCL ("Section 203") details certain procedural and other requirements, including obtaining supermajority disinterested stockholder approval, in order to consummate certain business combinations and other material transactions between the Company and a "control person" (with respect to Article Ninth) or an "interested stockholder" (with respect to Section 203). A control person and an interested stockholder are defined, generally, as the beneficial owners of 10% or more, and 15% or more, respectively, of the Company's outstanding voting securities, taking into account shares to be acquired pursuant to the exercise of a warrant or option.

          Upon consummation of the Loan Transaction and the associated Securities Purchases (pursuant to which NPM Capital and its affiliates, including NPO Holdings and NPO Management, will be deemed to become the beneficial owners of 49% of the Company's outstanding voting securities), NPM Capital and its affiliates, including NPO Holdings and NPO Management, will become "control persons" for purposes of Article Ninth and "interested stockholders" for purposes of Section 203. If the Board of Directors did not elect for the Loan Transaction and the associated Securities Purchases to be excluded from the purview of Article Ninth and Section 203, then, generally, the Company would be prohibited, during the three year period immediately following the Closing of the Loan Transaction, from effecting certain business combinations and other material transactions with NPM Capital or its affiliates unless the holders of not less than two-thirds of the outstanding shares of Common Stock of the Company (excluding NPM Capital and its affiliates) approve such business combination or other material transaction and certain other fair price and procedural requirements are satisfied. By excluding the Loan Transaction and the associated Securities Purchases from the purview of Article Ninth and
     Section 203, the Board of Directors has enabled the Company to enter into transactions potentially favorable to the Company with NPM Capital or its affiliates without procuring disinterested stockholder approval of the same.

          In support of its decision to exclude the Loan Transaction and the associated Securities Purchases from the purview of Article Ninth and
     Section 203, the Board of Directors concluded that one of the goals of the Strategic Alliance was to locate a person who could introduce new business opportunities to the Company, including opportunities involving such person. By excluding the Loan Transaction and the associated Securities Purchases from the purview of Article Ninth and Section 203, and thereby excluding NPM Capital and its affiliates from the definitions of control persons (for purposes of Article Ninth) and interested stockholders (for purposes of Section 203), the Board of Directors has eliminated an impediment that could otherwise jeopardize an advantageous commercial relationship or business venture involving the Company and NPM Capital or its affiliates. NPM Capital has advised the Company that following the consummation of the transactions contemplated by the Loan Transaction, NPM Capital and its affiliates will evaluate further the Company's business and assets for the purpose of determining and assessing possible new business opportunities for the Company.

          Exclusion of the Loan Transaction and the associated Securities Purchases from the purview of Article Ninth and Section 203 in no way, however, affects the fiduciary obligation of the Board of Directors to the Company's stockholders in respect of transactions and ventures involving the Company and NPM Capital or its affiliates.

     TERMS OF AMENDED AND RESTATED LOAN AGREEMENT

          THE FOLLOWING DESCRIPTION OF THE LOAN TRANSACTION AND RELATED DOCUMENTS IS ONLY A SUMMARY, IS NECESSARILY GENERAL AND IS NOT COMPLETE. IN VIEW OF THE IMPORTANCE OF THIS TRANSACTION TO THE COMPANY AND ITS STOCKHOLDERS, STOCKHOLDERS ARE URGED STRONGLY TO READ THIS PROXY STATEMENT IN FULL, INCLUDING THE FULL TEXT OF THE LOAN AGREEMENT AND THE RELATED DOCUMENTS. THE FOLLOWING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY THE ACTUAL TEXT OF THE DOCUMENTS ATTACHED HERETO.

          General

          On March 27, 1996, the Company, following the unanimous approval of its Board of Directors, entered into the Loan Agreement with NPM Capital. Pursuant to the Loan Agreement, among other things, NPM Capital agreed to consummate the Debt Acquisition and to make the Advance to the Company.
     Two of the three loans being purchased as part of the Debt Acquisition (Loan A and B) are due and payable in August 1996 and September 1996, respectively. The third loan comprising the Debt Acquisition (Loan C) is not yet due, but a significant payment discount has been negotiated if this Loan is satisfied by September 30, 1996. The holders of Loans B and C, however, have agreed to discount the settlement amounts of these loans by approximately $320,000 and $2.45 million, respectively, if these Loans are satisfied prior to September 30, 1996. As of July 31, 1996, the Company was indebted to the Lenders under the 1996 Loans in the approximate aggregate amount of $7.5 million. As of July 31, 1996, the Company was indebted to the Other Lender in the approximate amount of $1.4 million, with the next regularly scheduled quarterly principal payment of $87,500 due on October 31, 1996.

          As a result of the Debt Acquisition and the Advance, and NPM Capital's simultaneous consolidation of the 1996 Loans into the Long Term Loan, NPM Capital will hold the Note in the principal amount of approximately $8,950,000. This sum represents the Debt Acquisition Price of approximately $4.7 million, the $600,000 Advance, the negotiated payment discount of approximately $2.8 million, the $350,000 that the Company and NPM Capital have agreed to add to the principal amount of the Note and NPM Capital's expenses incurred in connection with the Loan Transaction to the extent that such expenses exceed $175,000 (which excess is currently estimated to be approximately $500,000). The Company has agreed to include the above-referenced $350,000 in the Note because it believes that the Debt Acquisition and the Advance, and the resulting consolidation of such indebtedness into the Long Term Loan, affords the Company the opportunity, subject to then prevailing market conditions, to operate, refinance or sell its assets in an orderly manner in an effort to increase stockholder value and that the Company's ability to defer the payment of significant amounts of interest under the Note and fees under the Asset Servicing Agreement will assist the Company in managing its operating cash flow problems. Pursuant to the Loan Agreement, the Company and NPM Capital have agreed that if the approximate $2.8 million negotiated payment discount is reduced prior to the Closing, then the aforementioned $350,000 payment by the Company will be increased by the amount of the decrease in such negotiated discount. See "--The Note" and "Terms of Asset Servicing Agreement."

          NPM Capital

          NPM Capital was formed in March 1996 principally for the purpose of effecting the Loan Transaction and to date, has no other business operations. NPM Capital is owned and controlled by the principals of National Financial Companies LLC, a Delaware limited liability company ("NFC"), Omni Partnership Services, Inc., a Delaware corporation ("Omni"), and Pembroke Companies, Inc., a New Jersey corporation ("Pembroke").

          NFC is a privately held investment and management firm specializing in equity investments in, and the operation of, middle-market companies and business and real estate ventures. The principals of NFC and certain of their affiliates currently own controlling interests in several operating companies, including Bulova Technologies L.L.C., which is engaged in defense and commercial manufacturing, National Auto Finance Company L.P. and Auto Credit Clearinghouse L.P., each of which specializes in non-prime auto financing, Hospitality Finance Company L.P., which is engaged in commercial financing of furniture, fixtures, and equipment to the hospitality industry, Environmental Systems and Services, Inc., which is engaged in environmental consulting, National Metalworking Corporation, which is engaged in manufacturing metal parts and products, and several equipment leasing portfolios and real estate interests.

          Omni and its affiliates are diversified financial services companies specializing in providing administrative and management services to limited partnerships and other businesses. Omni manages or provides administrative and partnership services, including the facilitation of all investor communications, cash distributions and solicitation services, to approximately 450 limited partnerships that are comprised of an aggregate of more than 50,000 partners. Omni also acts as transfer agent for its client partnerships, coordinating the administrative, legal and accounting functions to properly record changes in title. Omni further operates an independent valuation service providing, on a fee basis, fair market value analysis to estate and qualified plans which own limited partnerships that are not publicly traded. Omni is also affiliated with Millennium Financial Services, Inc., a Delaware corporation ("Millennium"). Millennium provides collection services for 25 major banks throughout the United States with a collection portfolio in excess of $40 million. Millennium specializes in the collection of limited partner promissory notes, recovering over $60 million on behalf of its clients over the past five years, and has entered into a separate agreement with the Company with respect to the collection of limited partner notes held by the Company. See "Terms of Asset Servicing Agreement."

          Millennium utilizes the legal services of the New York City law firm of Jacobs and Simms in connection with litigation matters pertaining to Millennium's collection activities. The principals of Jacobs & Simms are also principals of Omni and Millennium.

          Pembroke specializes in equity investments in a variety of venture capital, commercial finance and real estate investments. The sole stockholder of Pembroke is one of the principals of NFC.

          Over the past 20 years, the principals and affiliates of NFC, Omni and Pembroke have owned, operated, financed and sold numerous operating companies which have been engaged in a variety of manufacturing and financing businesses and real estate ventures. As described above, the principals and affiliates of NFC, Omni and Pembroke have significant experience in the acquisition, financing and management of commercial real estate, particularly net leased real estate, and in the management of limited partnerships, including with respect to legal, tax and administrative matters.

          The Note

          The principal amount of the Note, and accrued interest thereon, shall be paid in installments in the amounts and on the dates specified therein and (unless sooner paid by prepayment, acceleration or otherwise, as provided in the Loan Agreement) shall be paid in full by the sixth anniversary date of the Closing of the Loan Transaction. The form of the
     Note is attached hereto as Exhibit B.

          Pursuant to the Note, and assuming no default by the Company thereunder, the Company shall pay to NPM Capital or any of its successors or assigns (together referred to as the "Holder") on or before the tenth day of each calendar month, an amount equal to 100% of the Cash Flow (as defined below) of the Company and its subsidiaries during the preceding calendar month; provided, however, that in the event the Company receives in excess of $10,000 of Cash Flow at any one time, the Company shall immediately pay all such Cash Flow to the Holder. For purposes of the Note, Cash Flow has been defined as, with respect to the Company and each of its subsidiaries for any period, the collective reference to the sum of
     (i) the gross proceeds generated by the Primary Collateral (as defined in the Note) (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including, without limitation, the Underlying Mortgages and the Wrap Mortgages (each as defined in the Note)) and all proceeds of any payoff of, or sale of, or with respect to, any of the Primary Collateral), plus (ii)
                                                                     ----
     the excess of (a) the gross proceeds generated by all of the Wrap Notes (as
     -------------
     defined in the Note) and Wrap Mortgages included within the collateral securing the Other Secured Debt (as defined in the Note) (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including, without limitation, the Underlying Mortgages and the Wrap Mortgages included within such collateral) and all proceeds of any payoff of, or sale of, or with respect to such collateral) over (b) any and all payments then due and
                                 ----
     payable under, or with respect to, such Other Secured Debt.

          Interest on the outstanding principal balance of the Note shall accrue at the rate of 10.25% per annum, compounded monthly; provided, however, that the Company, effectively, may defer and accrue up to 5.25% per annum of such interest charges. Interest shall be payable as and when payments out of Cash Flow are made by the Company. In the event that, for any fiscal year of the Company (a "Fiscal Year"), the Company fails to pay the Holder accrued interest at a rate of at least 5.00% per annum, compounded monthly (the "Annual Minimum Interest Payment"), then the Company shall make a further mandatory payment of accrued interest to the Holder in an amount equal to such shortfall on or before the thirtieth day after the expiration of such Fiscal Year.

          In addition to the foregoing Annual Minimum Interest Payments, the Company shall pay to the Holder, on or before the last day of the applicable calendar month set forth in the following chart, a sufficient amount of principal of, and accrued interest on, the Note in order (i) to reduce the then outstanding principal balance of the Note by an amount equal to the applicable percentage of the original principal amount of the Note set forth below (the "Applicable Percentage Reduction") and (ii) to pay the full accrued and unpaid interest on the entire outstanding principal balance of the Note as of such last day of such calendar month (such payments shall be referred to as "Installment Payments").

          Calendar Month After Closing Date  Applicable Percentage Reduction
          ---------------------------------  -------------------------------

          Last day of 18th Calendar Month         15.0%
          Last day of 27th Calendar Month         33.0%
          Last day of 36th Calendar Month         50.0%
          Last day of 42nd Calendar Month         67.0%
          Last day of 48th Calendar Month         72.5%
          Last day of 54th Calendar Month         80.0%
          Last day of 60th Calendar Month         85.0%
          Last day of 66th Calendar Month         92.0%
          Last day of 72nd Calendar Month         100%

          The Company also shall pay to the Holder any and all cash and cash equivalents as and when received by the Company from the sale, issuance, conversion, transfer or distribution of capital stock of the Company, or rights, options, warrants or agreements with respect thereto, in excess of $250,000 in the aggregate, at any time prior to the full payment of moneys due under the Note.

          The Note may be prepaid voluntarily in whole or in part by the Company and is subject to acceleration upon default at the times and in the manner specified in the Loan Agreement. The Company's obligations under the Note will be secured by the Company's grant to NPM Capital of a security interest in all assets of the Company then not encumbered by liens securing other indebtedness of the Company, as specified in the Loan Agreement.

          Upon the consummation of the transactions contemplated by the Loan Transaction, affiliates of NPM Capital will be issued shares of Common Stock and Warrants to purchase additional shares of Common Stock such that NPM Capital and its affiliates will become the beneficial owners, on a fully diluted basis, of approximately 49% of the outstanding Common Stock of the Company. As such, NPM Capital and its affiliates will become affiliates of the Company. As a result of the mandatory principal payments required under the Note (and assuming that such payments are made when required) and the inclusion in the principal amount of the Note of the approximate $2.8 million of negotiated payment discounts and the additional $350,000 that the Company and NPM Capital have agreed to add to the principal amount of the Note (subject to adjustment as discussed above) as a result of, among other things, the consolidation by NPM Capital of the 1996 Loans and the Advance into the Long Term Loan, NPM Capital and its affiliates will effectively receive an internal rate of return on their loan to the Company of approximately 27.5% per annum. The negotiated discounts of approximately $2.8 million on the 1996 Notes will be amortized over the life of the Long Term Loan resulting in an effective interest rate to the Company for financial reporting purposes of 11.7%, exclusive of any amortization in connection with the issuance of the Warrants.

          Conditions Precedent to Closing of Loan Agreement

          The consummation of the Loan Agreement and, consequently, the Loan Transaction, is subject to a number of conditions which are set forth in
     Section 3 of the Loan Agreement. Such conditions include, but are not limited to, the following: (i) the Debt Acquisition shall have been consummated; (ii) each of the Loan Transaction, the Preferred Stock Amendment and the Stock Transfer Amendments (each as defined herein) shall have been approved by the stockholders of the Company; (iii) the performance units (considered to be stock appreciation rights) granted under the Company's Performance Plan shall have been canceled; (iv) the 1996 Option Plan of the Company shall have been ratified and approved by stockholders; (v) the Equity Documents (as defined in the Loan Agreement), generally consisting of stock options, Common Stock purchase warrants and convertible debentures, shall have been amended by the parties thereto in the manner agreed upon by the Company and NPM Capital; (vi) the Stipulation of Settlement Agreement, dated August 12, 1992, of the class action litigation entitled In re Kenbee Limited Partnerships Litigation, as
                         --------------------------------------------
     amended, shall have been amended by all of the parties thereto in substantially the form agreed upon by the Company and NPM Capital and such amended Stipulation of Settlement Agreement shall have been approved finally by the courts having jurisdiction thereof; (vii) there shall not have occurred any Material Adverse Effect (as defined in the Loan Agreement) since December 31, 1995; and (viii) other usual conditions as are customary for a transaction of the type embodied by the Loan Agreement shall have been satisfied. See "Proposal No. 3--Condition Precedent to Loan Transaction: Approval of Amendment to Certificate of Incorporation to Create Class of 100 Shares of Preferred Stock to be Issued at $10.00 per Share Entitling the Holders Thereof To Elect Special Purpose Director," "Proposal No. 4--Condition Precedent to Loan Transaction: Approval of Amendments to Certificate of Incorporation and By-laws to Place Restriction on Transfer of Common Stock" and "Proposal No. 5--Condition Precedent to Loan Transaction: Approval of the 1996 Stock Option Plan in Connection with the Exchange of Certain Stock Appreciation Rights."

          Covenants

          The Loan Agreement contains numerous affirmative and negative covenants concerning the conduct of business by, and other activities of, the Company and its subsidiaries during the period in which the Company is indebted to NPM Capital or its affiliates and these covenants, as applicable, will continue during the period that any of the Warrants is outstanding or remains unexercised. See "Terms of Securities Agreement."

          The affirmative and negative covenants are set forth in Sections 6 and 7 of the Loan Agreement and include, without limitation, those that are usual and customary for a transaction of the type embodied by the Loan Agreement for an entity in comparable financial condition as the Company, including covenants requiring the Company and its subsidiaries (i) to use commercially reasonable efforts to actively seek, directly or indirectly, the refinancing of the Underlying Notes (as defined in the Loan Agreement) as soon as reasonably practicable upon terms reasonably acceptable, (ii) to use best efforts to collect the amounts owing under each of the Investor Notes and the other Investor Loan Documents (each as defined in the Loan Agreement), (iii) not to assume or permit to exist any additional indebtedness, other than as expressly provided in the Loan Agreement, (iv) not to sell, transfer or otherwise dispose of, except as expressly permitted by the Loan Agreement, any of the Company's properties or assets,
     (v) not to pay or agree to pay employee compensation in excess of certain stated maximum amounts, (vi) not to issue (except as expressly permitted by the Loan Agreement) any additional shares of capital stock or options, warrants or other securities exercisable or convertible into shares of capital stock, and (vii) not to make any changes in their capital structure, amend their Articles of Incorporation or By-laws, or make any changes in any of their business objectives, purposes or operations, except as required by the Loan Transaction.

          Termination

          In the event that the Closing shall not have occurred on or prior to September 30, 1996, for any reason or for no reason, including the failure by the Company's stockholders to approve the Loan Transaction, NPM Capital may, upon notice to the Company, terminate all of NPM Capital's obligations under the Loan Agreement and the Related Documents, provided, however, that upon such termination, the Company (i) shall be and remain liable to NPM Capital for any damages NPM Capital may suffer as a result of any breach by the Company of any obligation it has to indemnify NPM Capital under the Loan Agreement and (ii) the Company shall pay to NPM Capital up to $100,000 of NPM Capital's Transaction Expenses (as defined in the Loan Agreement) and a $300,000 "Break-Up" fee. In the event that each of the conditions precedent to the effectiveness of the obligations of NPM Capital are satisfied on or before September 30, 1996, but after the date that such conditions precedent are met, a Lender Default (as defined in the Loan Agreement) occurs, then the Company will not be required to pay the "Break-Up" fee.

     TERMS OF ASSET SERVICING AGREEMENT

          In connection with the Loan Transaction, the Company and NPO Management have entered into the Asset Servicing Agreement, pursuant to which, among other things, the Company has engaged NPO Management, on an exclusive basis, as an independent contractor to assist the Company in performing certain "Partnership Property Level Services" and certain "Partnership Administrative Services" on behalf of the Company in the Company's capacity as general partner of approximately 100 limited partnerships (the "Partnerships"), and to assist the Company and its affiliates in the supervision and management of the Company's other assets. The Company believes that the Asset Servicing Agreement is in the best interests of the Company and, as a result of the expertise and recommendations that it anticipates NPO Management providing, affords the Company an opportunity to maximize the value of the Company's assets while preserving cash flow without, due to the Company's ability to defer a portion of the annual service fee, as discussed below, any concomitant increase in cash required to meet current overhead. The Company's deferral of the annual service fee will provide the Company with the ability to preserve its cash flow during the term of the Asset Servicing Agreement, other than during the initial transition period which began upon the commencement of the Asset Servicing Agreement and during any period that the Company may be required to make severance payments to former employees
     whose positions have been eliminated.  See "--Servicing Fees."   A copy of
     the Asset Servicing Agreement is attached hereto as Exhibit C.

          NPO Management

          NPO Management, which was formed in March 1996 principally for the purpose of providing services under the Asset Servicing Agreement, is owned and controlled by NFC, Pembroke and Omni. Omni, which is an affiliate of Millennium, and its affiliates, are diversified financial services companies specializing in providing administrative and management services to limited partnerships and other operating businesses.

          The principals and affiliates of NFC, Pembroke and Omni have, in the aggregate, over 20 years experience in acquiring, developing, financing and disposing of net lease properties and managing and administering real estate limited partnerships. Currently, the principals and affiliates of NFC, Pembroke and Omni manage or provide administrative or partnership services, including the facilitation of all investor communications, cash distributions and solicitation services, to approximately 450 limited partnerships which are comprised of an aggregate of more than 50,000 partners.

          Services Provided

          The "Partnership Property Level Services" that NPO Management will provide include (i) evaluating each property owned by any of the Partnerships (the "Partnership Property"), advising the Company of potential sales price ranges that NPO Management deems appropriate for each such property, listing those properties which NPO Management believes to be saleable at the highest current return to the respective partnerships and obtaining offers to purchase such properties using consultants selected by NPO Management in connection with the Company's strategic asset evaluation and disposition program; (ii) coordinating all aspects of the refinancing of the indebtedness of the Partnerships upon terms acceptable to the Company; (iii) assisting the Company in obtaining and reviewing insurance certificates delivered by tenants of the Partnership Properties and confirming that such insurance is in full force and effect; (iv) assisting the Company in obtaining annual financial statements from the Partnership tenants; (v) providing other general assistance to the Company with respect to the relationships between the Partnerships and its tenants as specified in the Asset Servicing Agreement; and (vi) generally, maximizing the current value of the Partnership Property.

          The "Partnership Administrative Services" that NPO Management will provide include: (i) maintaining records of each of the limited partners in each of the Partnerships to assist in maintaining documentation for transfers of partnership interests, changes of addresses of limited partners and other similar transactions; (ii) assisting the Company in the preparation and distribution of tax returns and annual financial statements for certain Partnerships; (iii) assisting the Company in upgrading and redeveloping the Company's management information systems, including recommending appropriate hardware and software systems; (iv) assisting the Company in preparing and submitting solicitations to limited partners in the Partnerships to obtain any consents required for any sale, financing, refinancing, leasing, re-leasing or renovation of the Partnership Property or any other required consent; (v) assisting the Company and its counsel in analyzing the income tax consequences with respect to any of the Partnership Property; (vi) acting as a liaison and assisting the Company in communications with the Partnerships, the limited partners of the Partnerships and the Partnership tenants; and (vii) providing cash management services to the Company.

          In addition, under the Asset Servicing Agreement, NPO Management will assist the Company in performing the following asset and mortgage servicing services with respect to the following assets of the Company:

               Mortgages. NPO Management will (a) coordinate all aspects of the refinancing of Underlying Mortgages (as defined in the Asset Servicing Agreement) upon terms acceptable to the Company, (b) engage consultants to list and offer for sale the Mortgages (as defined in the Asset Servicing Agreement) for prices and upon terms approved by the Company and manage all aspects of any such sale to the extent approved by the Company, (c) assist the Company in collecting payments due under the Mortgages and provide loan servicing services to the Company with respect to the Mortgages; and (d) act as liaison and coordinate all communications between the Company and the obligors under the Mortgages.

               Investor Notes. NPO Management will assist in monitoring the collection and reporting services provided by Millennium with respect to certain promissory notes owned by the Company executed by certain limited partners in certain Partnerships (the "Investor Notes") and will act as liaison and manage all communication between the Company and Millennium with respect to the Investor Notes.

          In addition, NPO Management will provide to the Company and its subsidiaries and their affiliates asset services with respect to certain real property and limited partnership interests owned by the Company and certain master leases (the "Master Leases") pursuant to which the Company's subsidiaries and their affiliates have leased, and subsequently re-leased, commercial space from certain limited partnerships of which affiliates of the Company are the general partner. With respect to such assets, NPO Management will engage and oversee the work of asset managers, property managers and other consultants, will make recommendations with respect to any proposed alterations to any such assets, will monitor the performance of the Master Leases, and provide other asset management services.

          NPO Management is required to use its commercially reasonable efforts to perform its obligations under the Asset Servicing Agreement pursuant to a standard of professional service provided by other asset management firms in the industry providing the types of asset management and partnership administrative services which are similar to the services described in the Asset Servicing Agreement.

          Servicing Fees

          In consideration for the services to be provided by NPO Management under the Asset Servicing Agreement, the Company shall pay to NPO Management a servicing fee at the rate of $600,000 per year, less the 20% Collection Amount (as defined below), payable in 12 equal monthly installments of $50,000. The servicing fee will be increased annually after the third anniversary of the date of the Asset Servicing Agreement to account for inflation. For purposes of the Asset Servicing Agreement, the 20% Collection Amount means 20% of all net amounts collected on each Investor Note which is actually received and retained by Millennium or Millennium's affiliates in accordance with the terms of Millennium's agreement with the Company. Pursuant to Millennium's agreement with the Company, Millennium has been retained by the Company to collect and service the Investor Notes for the account of the Company.

          The Asset Servicing Agreement further provides that in the event that Non-Primary Collateral Cash Flow (as defined in the Asset Servicing Agreement and from which the monthly servicing fee is intended to be paid) is not sufficient in any month to pay the entire servicing fee then due, then, any unpaid portion of such monthly servicing fee may be deferred by the Company (subject to the limitations discussed below) and will bear interest at the rate of 15% per annum, compounded monthly, until the earlier to occur of (i) the existence of sufficient Non-Primary Collateral Cash Flow to pay all deferred servicing fees and accrued interest thereon and all then due and owing servicing fees or (ii) the expiration or earlier termination of the Asset Servicing Agreement.

          Deferred and unpaid servicing fees (excluding accrued and unpaid interest thereon) may not, however, exceed $600,000 at any time prior to 90 days after the second anniversary date of the Asset Servicing Agreement (the "Second Anniversary Date"), $450,000 during the time period commencing 91 days after the Second Anniversary Date and ending 90 days thereafter, $300,000 during the time period commencing 91 days after the Second Anniversary Date and ending 180 days after the Second Anniversary Date or $150,000 during the time period commencing 181 days after the Second Anniversary Date and ending 270 days after the Second Anniversary Date.

          The Company has advised NPO Management that the Company anticipates that it will significantly defer payments, possibly up to the maximum amounts permitted, under the Asset Servicing Agreement. In light of the Company's projected restricted cash flow and its potential inability to pay the servicing fee on a current basis, the Company, to secure its obligations to NPO Management and in return for NPO Management's agreement to permit the Company to defer the monthly servicing fee as described above, has granted NPO Management a lien covering the Company's assets, subordinated only to liens then granted by the Company securing other indebtedness of the Company and the liens granted to NPM Capital pursuant to the Loan Agreement.

          Term

          The term of the Asset Servicing Agreement is seven years from the date of Closing of the Loan Transaction. Thereafter, the term of the Asset Servicing Agreement shall automatically renew for successive periods of three years each unless sooner terminated in accordance with the provisions of the Asset Servicing Agreement.

          Termination

          If the Closing of the Loan Agreement fails to occur for any reason or for no reason in accordance with the provisions thereof (including, if stockholders of the Company fail to approve the Loan Transaction), the Company shall be entitled to terminate the Asset Servicing Agreement by giving written notice of the same to NPO Management within 30 days after the termination of the Loan Agreement. In such event, NPO Management shall be entitled to payment, over a six month period, of all fees accrued and unpaid as of the date of such termination.

          The Company has no right to terminate the Asset Servicing Agreement unless an NPO Default thereunder has occurred. An NPO Default includes the occurrence of fraud or gross negligence in connection with the performance of NPO Management's duties under the Asset Servicing Agreement or felony conviction of, or by, any executive officer of NPO Management. NPO Management has, in addition to other contractual termination rights, the right to terminate the Asset Servicing Agreement upon 30 days written notice to the Company for any reason or no reason.

     TERMS OF STOCK PURCHASE AGREEMENT

          As part of the Loan Transaction, the Company has agreed, at the Closing, to sell and issue to NPO Holdings, and NPO Holdings has agreed to acquire from the Company, 1,000,000 shares of Common Stock of the Company in consideration for $200,000 (or $0.20 per share). This per share purchase price was determined by the Board of Directors of the Company to be reasonable given the fact that the 1,000,000 shares constitute restricted securities and that such shares could not be disposed of without a blockage discount.

          The terms and conditions of this stock purchase are embodied in the Stock Purchase Agreement attached hereto as Exhibit D (the "Stock Purchase Agreement"). The closing of the Loan Agreement is an express condition precedent to the closing of the Stock Purchase Agreement.

     TERMS OF SECURITIES PURCHASE AGREEMENT

          General

          As part of the Loan Transaction, the Company has also agreed, at the Closing, to (i) sell and issue to NPM Capital (or its designee), and NPM Capital (on behalf of itself and its designee) has agreed to acquire from the Company, 100 shares of a newly created class of Preferred Stock of the Company, par value $10.00 per share, for an aggregate purchase price of $1,000, which Preferred Stock will enable the holders thereof to elect a special purpose Director to the Board of Directors but will not entitle the holders to any regular annual or cumulative dividends or other material preferential rights and (ii) issue to NPM Capital (or its designee) the Warrants to purchase, at an exercise price of $0.16 per share, such additional shares of Common Stock which, when added to the 1,000,000 shares of Common Stock to be acquired by NPO Holdings pursuant to the Stock Purchase Agreement (and any other shares of Common Stock then owned by the Warrantholders and their affiliates), will represent, on a fully diluted basis, 49% of the outstanding Common Stock of the Company.

          The terms and conditions governing the Company's issuance of the Preferred Stock and the Warrants are embodied in the Securities Purchase Agreement attached hereto as Exhibit E (the "Securities Purchase Agreement"). The Company's obtaining stockholder approval to create the Preferred Stock and the closing of the Loan Agreement are express conditions precedent to the closing of the Securities Purchase Agreement. See "Proposal No. 3 - Condition Precedent to Loan Transaction: Approval of Amendment to Certificate of Incorporation to Create Class of 100 Shares of Preferred Stock to be Issued at $10.00 Per Share Entitling the Holders Thereof to Elect Special Purpose Director."

          Special Purpose Director

          Holders of the Preferred Stock will be entitled to nominate and elect a Director (the "Special Purpose Director") to the Board of Directors. The Special Purpose Director, however, will have no right to vote on or consent to matters presented for a vote at meetings of the Board of Directors other than with respect to certain bankruptcy matters. Such bankruptcy matters will require, for passage, the unanimous vote of the fully constituted Board of Directors (including the Special Purpose Director). The Special Purpose Director will have Board visitation rights and will be able to be removed without cause only by the holders of the then outstanding shares of Preferred Stock. The Special Purpose Director shall be paid $100 per year by the Company for his services. It is currently anticipated that if the Loan Transaction and the amendment to the Company's Certificate to authorize the creation of the Preferred Stock are approved by stockholders, NPM Capital (or its designee), the proposed holder of the Preferred Stock, will nominate and elect Keith B. Stein as the Special Purpose Director.
     Mr. Stein is currently a Managing Director of NFC, one of the entities that controls NPM Capital and its affiliates. For a more complete description of the powers, designations and other rights of the Preferred Stock and for more information concerning the proposed Special Purpose Director, see "Proposal No. 3 - Condition Precedent to Loan Transaction: Approval of Amendment to Certificate of Incorporation to Create Class of 100 Shares of Preferred Stock to be Issued at $10.00 Per Share Entitling the Holders Thereof to Elect Special Purpose Director."

          Warrants

          NPO Holdings (or its designee) will be entitled, as holder of the Warrants, to purchase from the Company, at any time before 5:00 p.m., New York time, on December 31, 2007 (the "Expiration Date"), such number of shares of Common Stock of the Company which, when added to the 1,000,000 shares of Common Stock to be acquired by NPM Capital and its affiliates pursuant to the Stock Purchase Agreement (and any other shares of Common Stock then owned by such Warrantholders and their affiliates), will represent, on a fully diluted basis, 49% of the outstanding Common Stock of the Company. Notwithstanding the foregoing, except under certain circumstances, no portion of the Warrants may be exercised prior to January 1, 1999 without the prior consent of the Board of Directors of the Company.

          The Warrants specify certain conditions under which the exercise price for, and the number of shares of Common Stock issuable under, the Warrants will be adjusted to reflect certain corporate actions, including stock splits and sales of shares of Common Stock. In addition to the customary anti-dilution provisions included in the Warrants relating to reorganizations, reclassifications, consolidations and mergers, the Warrants contain anti-dilution provisions which are designed to grant the holder of the Warrants the right to purchase additional shares of Common Stock each time currently outstanding options, warrants and other derivative securities are exercised so that the holder can always acquire (after taking into account their then owned shares of Common Stock and the shares of Common Stock owned by their affiliates) 49% of the outstanding Common Stock of the Company. The holder of the Warrants also will be granted certain demand and piggyback registration rights. Moreover, the Warrants provide that certain of the affirmative and negative covenants concerning the conduct of the business by, and other activities of, the Company and its subsidiaries during the period in which the Company is indebted to NPM Capital or its affiliates pursuant to the Loan Agreement will continue, notwithstanding the satisfaction of all such indebtedness, during the period that any of the Warrants is outstanding or remains unexercised.

          In connection with the proposed issuance of the Warrants, each of the Board of Directors of the Company and NPM Capital has received the opinion of Duff & Phelps, independent financial advisors, that, based upon and subject to the assumptions and reliances set forth in the opinion of Duff & Phelps, and as of the date of such opinion, the exercise price of the Warrants of $0.16 per share was greater than the fair market value of the underlying Common Stock specific to the Warrants. A copy of the opinion of Duff & Phelps is attached hereto as Exhibit G.

          Duff & Phelps was retained jointly by the Company and NPM Capital to act as independent financial advisor to provide its opinion as to whether, as of the date of its opinion, the exercise price of the Warrants of $0.16 per share was greater than the fair market value of the underlying Common Stock specific to the Warrants. Duff & Phelps was selected as independent financial advisor in large part because Duff & Phelps is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, restructurings, employee benefit plans, private placements and valuations for estate, corporate and other purposes. Previously, Duff & Phelps had not provided any professional services to the Company, NPM Capital or any of their respective affiliates.

          In conducting its analysis and arriving at its opinion, Duff & Phelps reviewed and analyzed, among other things (i) the Securities Purchase Agreement, (ii) the Stock Purchase Agreement, (iii) the form of the Warrants, (iv) the Loan Agreement, (v) the audited financial statements for the Company for the three years ended December 31, 1994, (vi) the unaudited interim financial statements for the Company for the year ended
     December 31, 1995, (vii) the Annual Report of the Company on Form 10-K for the year ended December 31, 1994 and a draft Annual Report of the Company on Form 10-K for the year ended December 31, 1995, (viii) the Quarterly Report of the Company on Form 10-Q for the three months ended September 30, 1995, (ix) documents relating to the settlement of the In re Kenbee Limited
                                                            --------------------
     Partnerships Litigation, the settlement of the In re Del-Val Financial
     -----------------------                        -----------------------
     Corp. Securities Litigation, and the various other settlement agreements of
     ---------------------------
     loans and litigation to which the Company is a party, (x) conditions and trends with respect to the markets where the Company has operated and currently operates, (xi) publicly available information concerning other companies deemed comparable, in whole or in part, to the Company and (xii) such other documents, financial studies and analyses deemed appropriate by Duff & Phelps.

          As background for its analysis, Duff & Phelps held discussions with members of the senior management of the Company, NPM Capital, and an affiliate of NPM Capital regarding the history, current business operations, financial condition, future prospects and strategic objectives of the Company.

          In performing its analysis and rendering its opinion, Duff & Phelps relied upon the accuracy and completeness of all information provided to it, whether obtained from public or private sources, and did not attempt to independently verify any such information. Duff & Phelps also took into account its assessment of general economic, market and financial conditions as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent appraisals of the assets or liabilities of the Company.

          In preparing its opinion to the Board of Directors of the Company, Duff & Phelps performed a variety of analyses including (i) a review of the publicly traded stock price and volume of the Company, (ii) a review of all pertinent agreements relating to the Loan Transaction, including, without limitation, a review of the Warrants, the Securities Purchase Agreement, the Stock Purchase Agreement, documents relating to litigation and settlements of certain indebtedness to which the Company is a party, and other relevant transaction documents to determine the specific restrictions placed on the underlying Common Stock specific to the Warrants; and (iii) an analysis for discounts for lack of marketability, including blockage discounts, based on various academic studies. In addition, Duff & Phelps conducted other studies, analyses and investigations as it deemed appropriate for purposes of its opinion.

          In order to determine the unaffected market value of the Common Stock of the Company, Duff & Phelps performed an analysis of the Company's stock price and trading volume during the period preceding execution of the Loan Agreement. Due to the low trading volume and low stock price (resulting in potentially sharp percentage swings on small trading volumes), and the absence of any analyst coverage of the Company, it was Duff & Phelps' opinion that it would not be prudent to rely on the Company's quoted stock price on any one day (or one week) as the unaffected market value of the Company's Common Stock. Further, it was Duff & Phelps' concern that the Company's Common Stock price just prior to the execution of the Loan Agreement could have been unduly affected by rumors regarding a proposed transaction. Duff & Phelps therefore reviewed the historical price movements of the Common Stock during the period leading up to the completion of the Loan Transaction.

          In addition, the Warrants and the underlying Common Stock specific to the Warrants are subject to various restrictions, including blockages that limit their marketability. Duff & Phelps relied on various academic models and studies to determine the appropriate lack of marketability discount. Based on these analyses, it was Duff & Phelps' opinion that, as of March 27, 1996, the exercise price of the Warrants of $0.16 per share was greater than the fair market value of the underlying Common Stock of the Company specific to the Warrants.

          In consideration for its analysis and the delivery of its opinion, Duff & Phelps will be paid an aggregate of $27,500, plus expenses, $10,000 of which has been paid to date. Each of the Company and NPM Capital will be responsible for one-half of Duff & Phelps' total fee and expenses.

          Neither the Warrants nor the shares of Common Stock underlying the Warrants will be registered under the Securities Act of 1933, as amended (the "Securities Act"). However, the Company has agreed that it will at all times maintain and keep available adequate public information and will file with the Commission all required reports under the Exchange Act in order to permit the use of Rule 144 promulgated by the Commission under the Securities Act.

          The form of the Warrants is attached hereto as Exhibit F.

     VOTE NEEDED FOR APPROVAL

          Although Delaware law does not require approval of the Loan Transaction by the Company's stockholders, such approval has been made a condition to Closing. Approval of the Loan Transaction requires the affirmative vote of a majority of the shares of Common Stock voting, in person or by proxy, at the Meeting. As a result of this voting requirement, the holders of a minority of the outstanding shares of Common Stock of the Company may have the ability to ratify the Loan Transaction.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION APPROVING THE LOAN TRANSACTION AND DECLARING ITS ADVISABILITY, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE LOAN TRANSACTION.


     IN CONNECTION WITH THE CONSUMMATION OF THE LOAN TRANSACTION, IT IS NECESSARY THAT STOCKHOLDERS OF THE COMPANY APPROVE THE MATTERS SET FORTH IN PROPOSALS 3, 4, AND 5 BELOW, EACH OF WHICH IS A CONDITION PRECEDENT (THAT MAY BE WAIVED OR MODIFIED BY NPM CAPITAL) TO THE CONSUMMATION OF THE LOAN TRANSACTION.


              PROPOSAL NO. 3 - CONDITION PRECEDENT TO LOAN TRANSACTION:
                APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                  TO CREATE CLASS OF 100 SHARES OF PREFERRED STOCK
                    TO BE ISSUED AT $10.00 PER SHARE ENTITLING THE
                  HOLDERS THEREOF TO ELECT SPECIAL PURPOSE DIRECTOR

     GENERAL

          In connection with the consummation of the Loan Transaction, the Company and NPM Capital have entered into the Securities Purchase Agreement pursuant to which, among other things, the Company, at the Closing of the Loan Transaction, will sell and issue to NPM Capital, 100 shares of Preferred Stock in consideration for an aggregate of $1,000. Such Preferred Stock will enable the holders thereof to elect the Special Purpose Director to the Board of Directors of the Company but will not entitle the holders to any regular annual or cumulative dividends or other material preferential rights.

          Prior to the issuance of any shares of Preferred Stock, however, an amendment to the Certificate authorizing the Company to create a series of, and to issue, such shares of Preferred Stock must be effected. In this regard, the Board of Directors has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval, an amendment to Article FOURTH of the Certificate of Incorporation to provide therein for the authorization and creation of 100 shares of Class A Preferred Stock, par value $10.00 per share (the "Preferred Stock Amendment"). The text of proposed new Article FOURTH, which gives effect to the Preferred Stock Amendment, is attached hereto as
     Exhibit I.

     DESCRIPTION OF PREFERRED STOCK

          Voting Rights

          The holders of shares of Preferred Stock shall be entitled to nominate and elect the Special Purpose Director to the Board of Directors by a vote of a majority of the then outstanding shares of Preferred Stock voting as one class at a meeting of such holders or by written consent of the holders of a majority of such shares then outstanding. However, the Special Purpose Director, in accordance with Section 141(d) of the DGCL, will have no right to vote on, or consent to, matters presented for a vote at meetings of the Board of Directors other than with respect to matters relating to (i) the filing by the Company of a petition in bankruptcy pursuant to Title 11 of the United States Code (the "Bankruptcy Code") and
     (ii) in connection with the insolvency of the Company, the dissolution or liquidation of the Company or the making of a compromise or arrangement under applicable state law between the Company and its creditors who hold a substantial portion of the Company's indebtedness (collectively, the "Bankruptcy Matters"). As to any Bankruptcy Matter, the unanimous vote of the fully constituted Board of Directors (including, without limitation, the Special Purpose Director), will be required to constitute an act of the Board of Directors. Accordingly, the Special Purpose Director will have the ability to veto the filing by the Company of any voluntary petition in bankruptcy under the Bankruptcy Code.

          For so long as there is a Special Purpose Director, (i) he shall be entitled to notice of each meeting of the Board of Directors at the same time and in the same manner as notice is given to the other Directors; (ii) he shall be entitled to attend in person all meetings held in person and to participate in telephone or other meetings of the Board of Directors; (iii) he shall be provided by the Company copies of all notices, minutes, consents, and all other materials or information that the Company provides to the other Directors of the Company with respect to meetings of the Board of Directors, or otherwise, at the same time such materials and information are given to the other Directors of the Company; (iv) if the Board of Directors proposes to take any action by written consent in lieu of a meeting, he shall be given written notice thereof prior to the effective date of such consent describing in reasonable detail the nature and substance of such action; and (v) he shall, except as otherwise provided in the Certificate, enjoy all rights, privileges and benefits conferred upon Directors of the Company by the Certificate, the Company's By-laws or by law, including, without limitation, with respect to indemnification and advancement of expenses.

          The Special Purpose Director may be removed without cause only by the holders of the then outstanding shares of Preferred Stock. Any vacancy in the position of Special Purpose Director shall be filled only by the holders of the then outstanding shares of Preferred Stock. The Special Purpose Director shall be paid $100 per year by the Company for his services.

          It is currently anticipated that if stockholders approve this Proposal No. 3, the holders of the Preferred Stock will nominate and elect Keith B. Stein as the Special Purpose Director. Mr. Stein, age 38, currently is a Senior Managing Director of NFC and has served as a principal of NFC since January 1995. From 1993 through December 1994, Mr. Stein was Senior Vice President, Secretary and General Counsel of WestPoint Stevens Inc., a textile manufacturer, where he assisted in leading that company through its complete recapitalization, involving over $1.5 billion of equity, debt and securitization transactions. For more than ten years prior to his affiliation with WestPoint Stevens Inc., Mr. Stein was engaged in private legal practice, primarily with the law firm of Weil, Gotshal & Manges, New York, New York, during which time he represented clients in all aspects of corporate finance, mergers and acquisitions, securities and restructuring transactions and the representation and restructuring of numerous real estate limited partnerships. Mr. Stein is a graduate of the Emory University School of Law and the University of Michigan, a member of the bars of both New York and Georgia, and serves as a member of the Emory Law School Council.

          Redemption by the Company

          The Company shall have the right, commencing on the date that is three years following the date that the Company's obligations to NPM Capital and its affiliates are satisfied in full, to redeem all or any part of the shares of Preferred Stock at the redemption price of $10.00 per share (or an aggregate redemption price of $1,000 for all shares of Preferred Stock).

          No Regular or Cumulative Dividends; Immaterial Liquidation Preference

          The holders of shares of Preferred Stock shall not be entitled to receive any regular or cumulative dividends with respect to their shares. Such holders, however, may receive dividends with respect to such shares of Preferred Stock as, when and if declared by the Board of Directors of the Company. Moreover, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid, prior to any distribution of the assets of the Company, an amount in cash equal to $10.00 for each share of Preferred Stock owned by them (or an aggregate of $1,000 for all shares of Preferred Stock).

          Other

          The holders of shares of Preferred Stock will not have any rights to convert such shares into shares of any other class or series of capital stock or into any other securities of, or any other interest in, the Company. In addition, no holder of shares of Preferred Stock shall have any preemptive or subscription rights in respect of any securities of the Company that may be issued. All certificates for shares of Preferred Stock issued by the Company will conspicuously bear a legend to the effect that the Certificate of the Company contains the powers, designations, preferences and rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, and that, upon written request to the Company at its principal place of business, the Company will furnish a copy of the Certificate at no charge.

     NO AUTHORIZATION TO CREATE BLANK CHECK PREFERRED STOCK

          The proposed Preferred Stock Amendment authorizes only the creation and issuance of the shares of Preferred Stock to be issued in connection with the Securities Purchase Agreement. The proposed Preferred Stock Amendment does not authorize the issuance of any additional shares of Preferred Stock or the creation of any other series or class of preferred stock. In the event that the Company, at a later date, determines that it is advisable to issue additional shares of preferred stock or to authorize the creation of another series or class of preferred stock, the Company, following the recommendation of its Board of Directors, will be required to seek stockholder approval of the same before any additional shares of preferred stock can be issued or any additional series or classes of preferred stock can be created.

     OTHER CONSIDERATIONS

          Approval by stockholders of the Preferred Stock Amendment as contemplated in this Proposal No. 3 is required as a condition (which may be waived or modified) to the closing of the Loan Transaction.

     VOTE NEEDED FOR APPROVAL

          Pursuant to the DGCL, approval and adoption of the Preferred Stock Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company, whether voted at the Meeting in person or by proxy. The Preferred Stock Amendment, if approved, would become effective upon the filing of an appropriate Certificate of Amendment to the Company's Certificate (the "Certificate of Amendment") with the Secretary of State of the State of Delaware, which would be accomplished as soon as practicable after stockholder approval is obtained.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SETTING FORTH THE PROPOSED PREFERRED STOCK AMENDMENT AND DECLARING ITS ADVISABILITY, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSED PREFERRED STOCK AMENDMENT.


              PROPOSAL NO. 4 - CONDITION PRECEDENT TO LOAN TRANSACTION:
                       APPROVAL OF AMENDMENTS TO CERTIFICATE OF
                    INCORPORATION AND BY-LAWS TO PLACE RESTRICTION
                             ON TRANSFER OF COMMON STOCK

     GENERAL

          At the Meeting, stockholders will consider and vote upon a proposal providing for amendments (the "Stock Transfer Amendments") to each of the Company's Certificate and By-laws that would impose certain restrictions upon the transfer of shares of Common Stock of the Company to designated persons (the "Stock Transfer Restrictions") for a period of three years from the Closing of the Loan Transaction. It is currently possible that certain future transfers of the Company's capital stock could result in the imposition of limitations on the ability of the Company to utilize its carryforwards of net operating losses and certain credits for federal income tax purposes. The Board of Directors believes that it is advisable and in the best interests of the Company to attempt to prevent the imposition of such limitations by adopting the amendments described below.

          The proposed Stock Transfer Restrictions will be effected by means of an amendment to each of the Company's Certificate and By-laws. As such, pursuant to the DGCL, no appraisal rights will be available to dissenting stockholders under Delaware law. The text of each of the proposed Stock Transfer Amendments is contained as a proposed new Article ELEVENTH to the Certificate and as a proposed new Article XII to the By-laws. The text of the proposed new Article ELEVENTH to the Certificate is attached hereto as Exhibit J. The text of proposed new Article XII to the By-laws is identical to the text of the proposed new Article ELEVENTH to the Certificate.

     BACKGROUND REGARDING DELAWARE LAW

          Under the laws of the State of Delaware, the Company's jurisdiction of incorporation, a corporation may provide in its certificate of incorporation or by-laws that a transfer of a security of the corporation to designated persons or classes of persons may be prohibited so long as the designation of the persons or classes of persons is not manifestly unreasonable. Under Delaware law, a restriction on the transfer of shares of common stock of a company for the purpose of maintaining any tax advantage is conclusively presumed to be for a reasonable purpose. The transfer restriction must be noted conspicuously on the certificate representing the shares to be enforceable against the holder of the restricted shares or any successor or transferee of the holder. If the restriction is not conspicuously noted on the certificate representing the shares, Delaware law provides that the restriction is ineffective except against a person with actual knowledge of the restriction. Finally, no restriction so imposed is binding with respect to shares issued prior to the inclusion of such restrictions in the certificate of incorporation or by-laws unless the holders of such shares agree thereto or vote in favor thereof.

     REASONS FOR ADOPTION OF STOCK TRANSFER AMENDMENTS

          The restrictions imposed by the proposed Stock Transfer Amendments are designed to restrict for a period of three years from the Closing of the Loan Transaction transfers of shares of the Common Stock of the Company that could result in the imposition of limitations on the use, for federal income tax purposes, of the Company's carryforwards of net operating losses and certain credits. The Company estimates that it had, as of December 31, 1995, carryforwards of net operating losses of approximately $65 million. For federal income tax purposes, the carryforwards of net operating losses will expire through the year 2010. Because the amount and timing of the Company's taxable income in the current fiscal year and thereafter cannot be accurately predicted, it is not presently feasible to estimate the amount, if any, of carryforwards that ultimately may be used to reduce the Company's federal income tax liability.

          The benefit of the Company's existing and future loss and credit carryforwards can be reduced or eliminated if the Company undergoes an "ownership change," as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, an "ownership change" occurs if one or more stockholders, any of whom owns five percent or more in value of a company's capital stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than five percent of a company's capital stock generally are treated together as one five-percent stockholder. In addition, certain attribution rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, are applied to determine the level of stock ownership of a particular stockholder. If a principal purpose of the issuance, transfer or structuring of an option (including a warrant) to acquire stock is to avoid or ameliorate the impact of an "ownership change," and the issuance, transfer or structuring of the option satisfies the ownership, control or income test under the applicable Treasury Regulations, such option may be treated as if it had been exercised for purposes of determining whether an "ownership change" has occurred. All percentage determinations are based on the fair market value of a company's capital stock, including, if any, preferred stock that is voting or convertible and certain other interests in the Company.

          If the Company were to undergo an "ownership change," the amount of future taxable income of the Company that could be offset in any year by its carryforwards of net operating losses and credits incurred prior to such "ownership change" could not exceed an amount equal to the product obtained by multiplying (i) the aggregate value of the Company's outstanding capital stock immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate (5.78% at June 1996). Because the aggregate value of the Company's outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of taxable income of the Company that could be offset by such loss carryforwards and credits were an "ownership change" to occur in the future. While the carryovers not used as a result of this limitation would remain available to offset variable income in future years (again, subject to the limitation), an ownership change could significantly defer the utilization of the carryovers, accelerate payment of federal income tax and cause a portion of the carryovers to expire unused.

          The Company knows of no stockholder currently owning more than five percent, based on value, of the Company's capital stock other than the persons listed in the table under "Security Ownership of Certain Beneficial Owners, Directors and Officers" above. The Company, however, during 1995, issued a number of shares of Common Stock representing approximately 37.5% of the currently outstanding number of shares of Common Stock of the Company to plaintiffs in various stockholder litigation settlements. If the Loan Transaction is approved by the stockholders and the transactions contemplated thereby are consummated, the designee of NPM Capital, as holder of the Warrants, will become the owner of more than five percent of the Company's capital stock. In addition, under the attribution rules, since NPM Capital and NPO Holdings are affiliates, each of NPM Capital and NPO Holdings, and their respective affiliates and designees, will be deemed to be owner of more than five percent of the Company's capital stock. It is possible that additional accumulations of shares of Common Stock of the Company by NPO Holdings, NPM Capital, their affiliates and designees or by the persons listed in the table under "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" or by stockholders who become holders of at least five percent of the Company's capital stock would result in an "ownership change" with the consequent limitation or loss of the potential benefits arising from the Company's carryforwards of net operating losses and credits. The Stock Transfer Restrictions recommended by the Board of Directors are intended to reduce the risk of such additional accumulations by prohibiting certain transfers of the Common Stock of the Company.

     DESCRIPTION AND EFFECT OF PROPOSED STOCK TRANSFER AMENDMENTS

          Upon approval of the Stock Transfer Amendments, the Company's Certificate will be amended to add a new Article ELEVENTH ("Article ELEVENTH"), and the By-laws will be amended to add a new Article XII ("Article XII"), each of which will prohibit, until three years from the Closing of the Loan Transaction, unless otherwise permitted by the Board of Directors in accordance with Article ELEVENTH and Article XII, any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (each a "Person"), who (i) purports to purchase or acquire any shares of capital stock of the Company from the Company by the exercise of a warrant or option or otherwise or (ii) beneficially owns directly or through attribution (as determined under Section 382 of Code) five percent or more of the value of the outstanding shares of capital stock of the Company or who, upon the acquisition of any shares of capital stock of the Company, would beneficially own directly or through attribution (as determined under Section 382 of the Code) five percent or more of the value of the outstanding shares of capital stock of the Company (each such Person described in (i) or (ii) above being a "Restricted Holder"), from selling, transferring, or disposing, or purchasing or acquiring in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise (any such sale, transfer, disposition, purchase, acquisition or contract being a "Transfer"), any shares of capital stock of the Company or any option, warrant or other security containing a right to purchase or acquire capital stock of the Company (such warrant, option or security being an "Option") or any securities convertible into or exchangeable for capital stock of the Company. For purposes of both Article ELEVENTH and
     Article XII, "capital stock" shall include the Common Stock and the Preferred Stock of the Company and any Option. Notwithstanding the preceding sentence, for purposes of determining whether a Person owns five percent or more of the value of the outstanding shares of capital stock of the Company, shares issuable pursuant to Options shall be taken into account to the extent taking such shares into account would cause a Person to become a Restricted Holder. Each of Article ELEVENTH and Article XII will provide, however, that notwithstanding the foregoing, nothing shall prohibit the acquisition by NPM Capital and its affiliates, including NPO Holdings, of the 1,000,000 shares of Common Stock included in the Stock Purchase Agreement.

          In order for the Stock Transfer Restrictions to be effectively enforced, the Stock Transfer Amendments will further provide that a Restricted Holder who proposes to transfer shares of capital stock will be required, prior to the date of the proposed Transfer, to request in writing that the Board of Directors review the proposed Transfer and authorize or not authorize such proposed Transfer. Any Transfer attempted to be made in violation of the Stock Transfer Restrictions will be null and void. In the event of an attempted or purported Transfer involving a sale or disposition of capital stock in violation of the Stock Transfer Restrictions, the Restricted Holder shall remain the owner of such shares. In the event of an attempted or purported Transfer involving the purchase or acquisition by a Restricted Holder in violation of the Stock Transfer Restrictions, the Company shall be deemed to be the exclusive and irrevocable agent for the transferor of such capital stock. The Company shall be such agent for the limited purpose of consummating a sale of such shares to a Person who is not a Restricted Holder (an "eligible transferee"), which may include, without limitation, the transferor. The record ownership of the subject shares shall remain in the name of the transferor until the shares have been sold by the Company or its assignee, as agent, to an eligible transferee.

          The Board of Directors shall authorize a Transfer by a Restricted Holder, or to a Restricted Holder, if, in its sole discretion and judgment it determines that the Transfer will not jeopardize the Company's preservation of its federal income tax attributes pursuant to Section 382 of the Code. In deciding whether to approve any proposed Transfer of capital stock by or to a Restricted Holder, the Board of Directors may seek the advice of counsel with respect to the Company's preservation of its federal income tax attributes pursuant to Section 382 of the Code and may request all relevant information from the Restricted Holder with respect to all capital stock directly or indirectly owned by such Restricted Holder. Any Person who makes such a Request of the Board of Directors to Transfer shares of capital stock shall reimburse the Company, on demand, for all costs and expenses incurred by the Company with respect to any proposed Transfer of capital stock, including, without limitation, the Company's costs and expenses incurred in determining whether to authorize that proposed Transfer.

          The Company believes that, as of the Record Date, no stockholder beneficially owns more than five percent in value of the Company's outstanding capital stock, as defined herein to include capital stock underlying the Options. If the Loan Transaction is approved by the stockholders, NPO Holdings will become the owner of more than five percent of the Company's capital stock. In addition, under the attribution rules, NPM Capital and NPO Holdings, as affiliates of NPO Holdings, will be deemed to be owners of more than five percent of the Company's capital stock. The Stock Transfer Restrictions, to the extent applicable, would prohibit any other person, entity or group from acquiring sufficient shares of Common Stock to cause such person, entity or group to become the owner of more than five percent of the value of Company's outstanding capital stock (within the meaning of Section 382 of the Code).

          Assuming adoption by stockholders of the Stock Transfer Amendments, Article ELEVENTH and Article XII will each provide that all certificates representing shares of Common Stock must bear the following legend:

          "Each of the Certificate of Incorporation (the "Certificate") and the By-laws (the "By-laws") of the Corporation contains restrictions prohibiting the sale, transfer, disposition, purchase or acquisition of any capital stock until [September 20], 1999, without the authorization of the Board of Directors of the Corporation (the "Board of Directors"), by or to any holder
          (a) who beneficially owns directly or through attribution (as generally determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the then issued and outstanding shares of capital stock of the Corporation or (b) who, upon the sale, transfer, disposition, purchase or acquisition of any capital stock of the Corporation would beneficially own directly or through attribution (as generally determined under Section 382 of the Code) five percent or more of the value of the then issued and outstanding capital stock of the Corporation, if that sale, transfer, disposition, purchase or acquisition would, in the sole discretion and judgment of the Board of Directors, jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Section 382 of the Code. The Corporation will furnish without charge to the holder of record of this certificate a copy of the Certificate and/or By-laws, containing the above-referenced restrictions on transfer of stock, upon written request to the Corporation at its principal place of business."

          The Board of Directors intends to issue instructions to or make arrangements with the transfer agent for the Company's Common Stock to implement the Stock Transfer Restrictions. These instructions or arrangements may result in the delay or refusal of transfers initially determined by the transfer agent to be in violation of the Stock Transfer Restrictions, including such transfers as might be ultimately determined by the Company and its transfer agent not to be in violation of such restrictions. The Company believes that such delays would be minimal but could occur at any time while the Stock Transfer Restrictions are in effect.

     PROPOSED AMENDMENT NO GUARANTEE

          Although the Stock Transfer Amendments are intended to reduce the likelihood of an ownership change, it will not prevent all transfers that might result in an "ownership change." Furthermore, certain changes in relationships and other events not addressed by the Stock Transfer Amendments could cause the Company to undergo an "ownership change."
     Section 382 of the Code is an extremely complex provision with respect to which there are many uncertainties. In addition, the Company has not requested a ruling from the IRS regarding the effectiveness of the Stock Transfer Amendments and, therefore, there can be no assurance that the IRS will agree that the Stock Transfer Amendments are effective for purposes of
     Section 382 of the Code. As a result of the foregoing, the Stock Transfer Amendments serve to reduce, but do not eliminate, the risk that the Company will undergo an ownership change. In addition, although the Company believes that no "ownership change" has occurred as of the date hereof, there can be no assurance that the Company has not already undergone an "ownership change." Finally, there can be no assurances that upon audit, the IRS would agree that all of the Company's net operating loss, capital loss and tax credit carryforwards are allowable. The Board of Directors nevertheless believes that the adoption of the Stock Transfer Amendments is in the best interests of the Company because it discourages transfers that could cause or contribute to an "ownership change."

     OTHER CONSIDERATIONS

          The Stock Transfer Amendments, if adopted, may be deemed to have an "anti-takeover" effect because it will restrict the ability of a person, entity or group to accumulate in the aggregate, through transfers of Common Stock, more than five percent, in value, of the Company's capital stock and the ability of persons, entities or groups now owning more than five percent, in value, of the Company's capital stock from acquiring additional shares of Common Stock without the approval of the Board of Directors, with the result that the Board of Directors may be able to prevent any future takeover attempt, in its discretion. Therefore, the Stock Transfer Amendments would discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. Similarly, because the Stock Transfer Amendments operate to prevent the accumulation of more than five percent of the Company's Common Stock, they will discourage the assumption of control by third parties and tend to insulate management against the possibility of removal. These results might be considered disadvantageous by some stockholders. However, such disadvantages are outweighed, in the opinion of the Board of Directors, by the fundamental importance to the Company's stockholders of maintaining the availability of the Company's tax benefits. The Board of Directors is not aware of any efforts of others to take control of the Company and has no present intent to propose any provisions designed to inhibit a change of control. The aforementioned "anti-takeover" effect of the proposed Stock Transfer Amendments is not, however, the reason for the Stock Transfer Restrictions. The Board of Directors has adopted and proposed the Stock Transfer Amendments in an effort to reduce the risk that the Company may be unable to fully utilize the tax benefits described above as a result of future transfers of the Common Stock of the Company.

          The Board of Directors believes that attempting to safeguard the tax benefits of the Company as described above is in the best interests of the Company and its stockholders. Nonetheless, the Stock Transfer Amendments, if adopted, could restrict a stockholder's ability to acquire additional shares of the Company's Common Stock to the extent those shares exceed the specified limitations of the Stock Transfer Restrictions. Furthermore, a stockholder's ability to dispose of his Common Stock could be restricted as a result of the Stock Transfer Restrictions. The Board of Directors has the discretion to approve a transfer of the Company's Common Stock that would otherwise violate the Stock Transfer Restrictions. If the Board of Directors decides to permit a transfer that would otherwise violate the Stock Transfer Restrictions, that transfer or later transfers may result in an "ownership change" that would limit the Company's use of its carryforwards. The Board of Directors intends to consider any such attempted transfer individually and determine at the time whether it is in the best interest of the Company, after consideration of any factors that the Board deems relevant, to permit such transfer notwithstanding that an "ownership change" may then occur.

          For more information on use of the Company's net operating loss carryforwards and credits for federal income tax purposes, see "Analysis of Certain Federal Income Tax Considerations Affecting the Company's Net Operating Losses" attached hereto as Exhibit H.

          Approval by stockholders of the Stock Transfer Amendments as contemplated in this Proposal No. 3 is required as a condition (which may be waived or modified) to the closing of the Loan Transaction.

     VOTE NEEDED FOR APPROVAL

          Pursuant to the DGCL, approval and adoption of the proposed Stock Transfer Amendments requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company, whether voted at the Meeting in person or by proxy. The Stock Transfer Amendments, if approved, will become effective immediately following stockholder approval of the same. As soon as practicable thereafter, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SETTING FORTH THE PROPOSED STOCK TRANSFER AMENDMENTS AND DECLARING THEIR ADVISABILITY, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSED STOCK TRANSFER AMENDMENTS.


              PROPOSAL NO. 5 - CONDITION PRECEDENT TO LOAN TRANSACTION:
                      APPROVAL OF THE 1996 STOCK OPTION PLAN IN
                       CONNECTION WITH THE EXCHANGE OF CERTAIN
                              STOCK APPRECIATION RIGHTS

     GENERAL

          In connection with the Loan Transaction, and as a condition precedent thereto, all current holders of performance units, considered to be stock appreciation rights, granted under the Company's Performance Plan, have agreed, as required by NPM Capital, to exchange such stock appreciation rights for options ("Options") to be granted under the Company's 1996 Option Plan concurrently with the ratification and approval by stockholders of the 1996 Option Plan. The Company will terminate the Performance Plan concurrently with the stockholders' ratification and approval of the 1996 Option Plan, irrespective of whether stockholders approve the Loan Transaction.

          The Performance Plan authorizes the grant of performance units, considered to be stock appreciation rights, to directors and officers of the Company or any of its subsidiaries who are in a position to make substantial contributions to the management, growth and success of the business of the Company or its subsidiaries. Under the Performance Plan, the holder of performance units is entitled to receive upon exercise of such units an amount equal to the Fair Market Value (as defined in the Performance Plan) of a performance unit at the time of exercise (plus all dividends with respect to a single share of the Common Stock from the date of exercise) minus the Fair Market Value of a performance unit at the time of grant, multiplied by the total number of performance units being exercised by the holder. As of May 24, 1996, 673,131 performance units were outstanding, each fully vested and exercisable. As of such date, the Fair Market Value of such performance units was less than the Fair Market Value of such performance units as of their time of grant.

          In contemplation of the Loan Transaction and in light of the Company's operating cash flow deficiencies, the Board of Directors deems it advisable to cancel the Performance Plan and, with the consent of the holders of the performance units (which consents have been obtained, subject to stockholder approval of this Proposal No. 5), the stock appreciation rights granted thereunder, in order for the Company to avoid having to make potentially large outlays of cash upon the future exercise of such stock appreciation rights if the market value of the Company's Common Stock substantially increases.

          As a replacement for the Performance Plan and the stock appreciation rights that will be exchanged for Options upon the Closing of the Loan Transaction if the stockholders ratify and approve the 1996 Option Plan, the Board of Directors adopted the 1996 Option Plan in April 1996, subject to stockholder ratification and approval at the Meeting. The Plan provides for discretionary grants of Options to purchase up to 1,500,000 shares of Common Stock to officers and key Employees (as defined below) of the Company, for automatic grants of 15,000 Options to individuals upon their becoming Non-Employee Directors (as defined below) of the Company and for annual grants of 15,000 Options to each Non-Employee Director of the Company. The 1,500,000 shares of Common Stock reserved for issuance under the 1996 Option Plan include the shares of Common Stock underlying the Options to be granted (i) upon a person's becoming a Non-Employee Director,
     (ii) annually to the Company's Non-Employee Directors and (iii) to those holders of performance units who will exchange their performance units for Options under the 1996 Option Plan concurrently with the ratification and approval by stockholders of the 1996 Option Plan. See "--Grant of Options in Exchange for Performance Units."

          The 1996 Option Plan permits the grant only of stock options which do not satisfy the requirements for, or which are not intended to be eligible for, tax-favored treatment under Section 422 of the Code ("Non-Qualified Stock Options"). The exercise price for each share of Common Stock underlying an Option granted under the 1996 Option Plan, however, may not be less than the fair market value for one share of the Company's Common Stock on the date of grant of such Option; provided, however, that the exercise price for each Option granted in exchange for currently outstanding performance units under the Company's Performance Plan shall be $0.21 per share.

          The purpose of the Plan and the associated exchange of the stock appreciation rights for Options is to promote the success and enhance the value of the Company by eliminating potentially large outlays of cash upon the future exercise of stock appreciation rights and by linking the personal interests of those participating under the 1996 Option Plan, including those persons who may exchange stock appreciation rights for Options, to those of the Company's stockholders.

          As a cost savings measure, the Company intends to terminate the Performance Plan and cause the stock appreciation rights granted thereunder to be exchanged for Options under the 1996 Option Plan irrespective of whether stockholders approve the Loan Transaction.

          A copy of the 1996 Option Plan is attached hereto as Exhibit K.

     DESCRIPTION OF PLAN

          Administration

          The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which at all times must be composed of at least two directors who meet the requirements of disinterested administrators under Section 16 of the Exchange Act. Subject to the express provisions of the Plan, including the provisions of the Plan relating to the grant of Options to Non-Employee Directors (as defined below), the Committee will have the authority, in its discretion, to determine the persons to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price of each Option (subject to the requirement, however, that the exercise price of the Option (other than Options granted in exchange for currently outstanding performance units) not be less than the fair market value for one share of the Company's Common Stock as of the date of grant of the Option), the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical).

          Eligible Persons

          All officers and full-time employees of the Company, including all officers and full-time employees who also serve as Directors of the Company, and all consultants of the Company (each, an "Employee"), and all members of the Board of Directors who are not officers of the Company and who are not regularly employed on a salaried basis as employees of the Company (each, a "Non-Employee Director") will be eligible to participate in the Plan.

          Options Granted to Employees

          The Committee also will have the authority, in its discretion, to grant Options to Employees on such terms and conditions as determined by the Committee. The Committee will be given complete discretion in determining the exercise price of any Option, provided, however, that the exercise price for each Option granted under the Plan (other than Options granted in exchange for currently outstanding performance units) shall be not less than the fair market value per share of Common Stock as of the date of grant of such Option. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Committee, by having withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a value equal to the exercise price of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares or by engaging in any form of "cashless" exercise. Shares of Common Stock delivered to the Company in payment of the exercise price shall be valued at the Fair Market Value (as defined in the Plan) of the Common Stock on the date preceding the date of the exercise of the Option.

          The Committee shall have the discretion either (i) to establish provisions relating to the forfeiture of an Option upon the Employee's termination of employment with the Company or (ii) to grant an Option not subject to any forfeiture provisions upon the Employee's termination of employment with the Company. No Option shall be granted to an Employee under the Plan with a term longer than ten (10) years from the date of grant of the Option. The Options to be granted in exchange for currently outstanding performance units will not contain any forfeiture provisions upon the Optionholder's termination of employment with the Company.

          Options Granted to Non-Employee Directors

          Each Non-Employee Director will automatically be granted an Option to purchase shares of Common Stock, subject to availability under the Plan, as follows: (i) upon the person's becoming a Non-Employee Director, an Option to purchase 15,000 shares of Common Stock (the "Initial Grant") and (ii) on the anniversary date in each subsequent calendar year of the Initial Grant, or, if the person is a Non-Employee Director at the time of stockholder ratification and approval of the 1996 Option Plan, then, on the anniversary date in each subsequent calendar year of the stockholders' ratification and approval of the 1996 Option Plan, an Option to purchase 15,000 additional shares of Common Stock (the "Annual Grant"). The exercise price of the shares of Common Stock underlying the Initial Grant and each Annual Grant shall be the fair market value of such shares on the date of each respective grant.

          All Options granted to Non-Employee Directors will vest immediately and will be exercisable for a term of ten (10) years from the date of grant of the Option.

          The methods of exercising Options granted to Non-Employee Directors are the same as those for exercising Options granted to Employees.

          Non-Employee Directors will be ineligible to receive any other grant or award under any section of the 1996 Option Plan other than the section specifically relating to grants to Non-Employee Directors. The provisions of the 1996 Option Plan relating to grants to Non-Employee Directors may not be amended more than one time in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations promulgated thereunder.

          Prior Board Approval for Exercise of Options

          Any Employee or Non-Employee wishing to exercise his Option must, prior to exercising such Option, furnish to the Board of Directors notice (the "Notice") of such intent to exercise his Option. Upon receipt of the Notice, the Board of Directors will have seven business days in which to determine whether exercise of such Option by the Employee will cause an "ownership change" (as such term is defined in Section 382 of the Code) in the Company which would have an adverse effect on the Company's use of its "net operating loss carryforwards" (as such term is defined in Section 382 of the Code) (an "Adverse Ownership Change"). If the Board of Directors, in its reasonable discretion, determines that such exercise would cause an Adverse Ownership Change, the Board of Directors shall deny approval for the exercise and such holder shall not be permitted to exercise the Option. If, however, the Board of Directors determines, in its reasonable discretion, that such exercise would not cause an Adverse Ownership Change, the Board of Directors shall approve the exercise of the Option. In either case, the Board of Directors shall provide to the Employee notice of its approval or denial within seven business days of receipt of the Notice.
     The determination by the Board of Directors shall be conclusive and binding on the Company and the Employee.

          Adjustments

          Upon the occurrence of certain events, including stock dividends, reorganizations, recapitalizations or similar changes or transactions of or by the Company, the aggregate number and kind of shares available for issuance under the 1996 Option Plan or pursuant to an individual Option grant agreement will be appropriately adjusted and all of the provisions of the 1996 Option Plan with respect to the number and kind of shares so available will likewise be adjusted so as to maintain the economic reality, and the intent, of the grant.

          Merger or Consolidation of the Company

          Upon (i) the merger or consolidation of the Company with or into another corporation, if the agreement of merger or consolidation does not provide for (a) the continuance of the Options granted under the 1996 Option Plan or (b) the substitution of new Options of equivalent value for Options granted under the 1996 Option Plan, or for the assumption of such Options by the surviving corporation or (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Company, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s). All such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

          Amendment of 1996 Option Plan

          The Board of Directors may, at any time and from time to time, subject to the restrictions on amendment set forth with respect to Option grants to Non-Employee Directors, alter, amend, suspend or terminate the 1996 Option Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the 1996 Option Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

          Term of 1996 Option Plan

          The 1996 Option Plan shall remain in effect until the earlier of March 31, 2006, or the tenth anniversary of the date the 1996 Option Plan was adopted by the Board of Directors, unless sooner terminated by such Board of Directors. Options outstanding as of the termination date of the 1996 Option Plan shall remain valid obligations of the Company in accordance with their terms irrespective of the termination of the 1996 Option Plan.

     FEDERAL INCOME TAX CONSEQUENCES

          The Company has been advised by its counsel that under currently applicable provisions of the Code, the following tax consequences may be expected by an Optionee and by the Company in respect of the grant and exercise of Options under the 1996 Option Plan.

          Consequences to the Optionee

          There are no federal income tax consequences to the Optionee by reason of the grant of an Option under the 1996 Option Plan.

          Upon exercise of the Option, the Optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the amount paid as the exercise price. The Committee shall have the authority to establish a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise.

          The Optionee's tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid on exercise, plus the amount of any ordinary income recognized by the Optionee upon exercise.

          If an Optionee disposes of shares of the Company's Common Stock acquired upon exercise of an Option in a taxable transaction, the Optionee will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long-term or short-term depending on whether the shares of the Company's Common Stock were held for more than one year from the date such shares were transferred to the Optionee.

          Consequences to the Company

          There are no federal income tax consequences to the Company by reason of the grant of Options.

          At the time the Optionee recognizes ordinary income from the exercise of an Option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above) so long as it timely reports to the IRS the ordinary income recognized by the Optionee by reason of the exercise of the Option.

          Other Tax Consequences

          The foregoing discussion is not a complete description of the federal income tax aspects of Options issued pursuant to the 1996 Option Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

     GRANT OF OPTIONS IN EXCHANGE FOR PERFORMANCE UNITS

          Pursuant to the 1996 Option Plan, Options to purchase an aggregate of 673,131 shares of Common Stock will be granted to those persons exchanging presently outstanding performance units for Options concurrently with the ratification and approval by stockholders, at the Meeting, of the 1996 Option Plan. These Options will have a $0.21 per share exercise price. Moreover, should the 1996 Option Plan be ratified and approved by stockholders and Mr. Yudell be elected a Director of the Company, Mr. Yudell, pursuant to the terms of the 1996 Option Plan, will receive an automatic grant of 15,000 Options thereunder as a result of his becoming a Non-Employee Director of the Company.

          The following table discloses the benefits to be received or allocated to the persons identified therein upon the ratification and approval by stockholders of the 1996 Option Plan:



                                    PLAN BENEFITS
                                    -------------
                           DVL, INC. 1996 STOCK OPTION PLAN



                                                        Number of Options to be
                                                           Initially Granted
           Name and Position          Dollar Value ($)       Under the Plan
           -----------------         -----------------  ----------------------

     Alan E. Casnoff, President          -0-                 300,000

     Joel Zbar, Treasurer and            -0-                 150,000
       Chief Financial and
       Operating Officer

     Robert W. LoSchiavo                 -0-                  15,000

     All Current Executive               -0-                 465,000
       Officers, as a group

     All Current Directors who           -0-                    -0-
       are not Executive Officers,
       as a group

     All Employees, Including All        -0-                 208,131
       Current Officers who are
       not Executive Officers,
       as a group


     OTHER CONSIDERATIONS

          Ratification and approval by stockholders of the 1996 Option Plan as contemplated in this Proposal No. 5 is required as a condition (which may be waived or modified) to the closing of the Loan Transaction.

     VOTE NEEDED FOR APPROVAL

          Approval of the 1996 Option Plan requires the affirmative vote of a majority of the shares of Common Stock voting, in person or by proxy, at the Meeting. Insofar as the Non-Employee Directors of the Company will personally benefit from the adoption of the 1996 Option Plan, there may be an inherent conflict of interest in any recommendation made by the Board of Directors with respect thereto.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION APPROVING THE 1996 OPTION PLAN AND DECLARING ITS ADVISABILITY, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR RATIFICATION AND ADOPTION OF THE 1996 OPTION PLAN.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          P&A Associates, a Pennsylvania general partnership of which Mr. Casnoff, President and a Director of the Company, is a partner, provided management services for certain properties located in Philadelphia, Pennsylvania which are owned by partnerships affiliated with the Company. During 1995, these properties were transferred to unrelated parties and no management fees were paid to P&A Associates. Further, since February 1992, the Company and related entities have used a partner of Mr. Casnoff in P&A Associates to perform legal services for the Company and affiliates in connection with certain real estate transactions. Mr. Casnoff's partner earned $2,775 in legal fees from the Company and affiliates in 1995.

          Certain officers and directors of the Company serve as officers and directors of Kenbee, which was the Company's largest debtor and previous manager, and control over which has been given to Mr. Casnoff by virtue of certain voting trust agreements. Mr. Casnoff, who also serves as President of Kenbee, acquired sole voting power over the shares of capital stock of R&M Holding, a Delaware corporation and the sole stockholder of Kenbee, pursuant to the terms of a Voting Trust Agreement dated May 15, 1991, between R&M Holding and Mr. Casnoff, as trustee. The shares subject to the Agreement are owned by Roger D. Stern and Martin Wright, each a 50% owner of the shares of capital stock of R&M Holding, and each a former officer and director of the Company. The term of the Voting Trust Agreement expires on January 1, 2000 as to 50% of the shares of capital stock owned by Mr. Stern and on February 28, 2001 as to 50% of the shares of capital stock owned by Mr. Wright.

          Rosenthal & Rosenthal Inc., a commercial finance concern of which Mr. Rosenberg, a Director of the Company, is Executive Vice President, made a loan to the Company in 1990 in the aggregate principal amount of $1,331,700, secured by the assignment of a certain promissory note and mortgage executed by the Company. Regular payments of principal and interest on this loan were made through September 1990. In 1992, the Company completed a settlement in which this loan was exchanged for the assignment to Rosenthal & Rosenthal, Inc. of a wraparound mortgage, certain limited partnership units and options to acquire 600,000 shares of the Company's Common Stock for $1.00 per share. Rosenthal & Rosenthal, Inc. was also provided with a note with a face value of $107,000 bearing interest at 10% per annum and 214,000 warrants to purchase Common Stock for $1.00 per share, which warrants would have expired in April 1998.
     Rosenthal & Rosenthal, Inc. had an option to return either the wraparound mortgage or the notes and warrants within five years of the settlement. In February 1996, the settlement agreement with Rosenthal & Rosenthal was amended whereby the Company agreed to issue to Rosenthal & Rosenthal warrants to purchase 800,000 shares of the Company's Common Stock at $.50 per share in consideration of Rosenthal & Rosenthal's surrender of all options to purchase common stock of the Company for $1.00 per share, the return of $107,000 of Company debentures accompanied by 214,000 warrants to purchase the Company's Common Stock at $1.00 per share and the release of the Company from certain contingent obligations. Rosenthal & Rosenthal's interests in the promissory note and mortgage and in certain partnership units were not effected by this amendment.

          Since June 1992, the Company and affiliates have periodically retained Fox, Rothschild, O'Brien & Frankel to perform certain legal services in connection with various matters. Mr. Casnoff, director and President, serves as Of Counsel to Fox, Rothschild, O'Brien & Frankel.


                        RELATIONSHIP WITH INDEPENDENT AUDITORS

          The Board has selected the firm of Richard A. Eisner & Company LLP, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

          Representatives of Richard A. Eisner & Company LLP will be present at the Meeting, will have an opportunity to make any statement they may desire to make, and will be available to answer appropriate questions from stockholders.


                                    MISCELLANEOUS

          All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, Directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview.

          The Company has also retained The Herman Group, Inc. to assist the Company in the solicitation of proxies in connection with the Meeting. In consideration for its services, the Company has agreed to pay The Herman Group, Inc. an estimated service fee of $39,300 payable after the Meeting.

          The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

          Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

               IMPORTANT NOTE:  STOCKHOLDERS WHO HOLD SHARES OF COMMON STOCK IN
               --------------
     THE NAME OF ONE OR MORE BROKERAGE FIRMS, BANKS OR NOMINEES CAN ONLY VOTE THEIR SHARES OF COMMON STOCK WITH RESPECT TO THE MATTERS SET FORTH IN PROPOSAL NOS. 2 THROUGH 5 IF SUCH BROKERAGE FIRMS, BANKS OR NOMINEES GIVE SUCH STOCKHOLDERS A LEGAL PROXY TO VOTE SUCH SHARES OF COMMON STOCK OR IF SUCH STOCKHOLDERS GIVE SUCH BROKERAGE FIRMS, BANKS OR NOMINEES SPECIFIC INSTRUCTIONS AS TO HOW TO VOTE SUCH STOCKHOLDERS' COMMON STOCK. ACCORDINGLY, IT IS CRITICAL THAT STOCKHOLDERS WHO HOLD SHARES OF COMMON STOCK IN THE NAME OF ONE OR MORE BROKERAGE FIRMS, BANKS OR NOMINEES PROMPTLY CONTACT THE PERSON RESPONSIBLE FOR SUCH STOCKHOLDERS' ACCOUNTS AND GIVE SPECIFIC INSTRUCTIONS AS TO HOW SUCH SHARES OF COMMON STOCK SHOULD BE VOTED WITH RESPECT TO THE MATTERS SET FORTH IN PROPOSAL NOS. 2 THROUGH 5.


                                STOCKHOLDER PROPOSALS

          Any stockholder of the Company may present a proposal for consideration at a future meeting of the stockholders of the Company. Any proposal for consideration at the next meeting must be received by the Company at its principal offices, 24 River Road, Bogota, New Jersey 07603,
     Attention: Robert W. LoSchiavo, Vice President and General Counsel, no later than January 1, 1997.


                              INCORPORATION BY REFERENCE

          The Company hereby incorporates by reference into this Proxy Statement all financial information concerning the Company set forth in the Company's 1996 Annual Report to Stockholders, copies of which Annual Report are accompanying its Proxy Statement.


                           ADDITIONAL FINANCIAL INFORMATION

          Stockholders desiring additional information about the Company and its operations should refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, a copy of which constitutes a portion of the Annual Report to Stockholders being mailed concurrently with this Proxy Statement.

          Please relay any questions to the Company at 201-487-1300 or to its proxy solicitor, The Herman Group, Inc. at 800-738-5518.

                              By Order of the Board of Directors

                              Robert W. LoSchiavo
                              Secretary



     July 31, 1996

                                                                  EXHIBIT A

                         AMENDED AND RESTATED LOAN AGREEMENT


                                    by and between


                                      DVL, INC.,

                                     as Borrower


                                         and


                                   NPM CAPITAL LLC,


                                      as Lender



                              Dated as of March 27, 1996

                                  TABLE OF CONTENTS

               Section                                                 Page

               1.   DEFINITIONS......................................     1

               2.   TERMS OF ACQUISITION OF EXISTING LOANS AND TERMS
                    OF AMENDED AND RESTATED NOTE; AND PAYMENTS ON
                    ACCOUNT OF THE MERIDIAN DEBT AND/OR FEDERAL
                    INSURANCE COMPANY DEBT...........................    20
                    2.1  Existing Loans and the Meridian Debt and
                         Federal Insurance Company Debt..............    20
                    2.2  Existing Loans and Existing Loan Documents..    22
                    2.3  Cross Collateralization.....................    22
                    2.4  Single Loan.................................    23
                    2.5  Note........................................    23
                    2.6  Mandatory Payments of Principal and Accrued
                         Interest on the Note........................    23
                    2.7  Application of Payments.....................    24
                    2.8  Other Payments..............................    25
                    2.9  Maximum Lawful Rate.........................    25
                    2.10 Receipt of Payments.........................    25
                    2.11 Optional Prepayment.........................    26
                    2.12 No Advances.................................    26
                    2.13 Taxes.......................................    26
                    2.14 Cure and Reinstatement in Chapter 11
                         Bankruptcy Proceeding.......................    26
                    2.15 Access......................................    27
                    2.16 Indemnity...................................    27

               3.   CONDITIONS PRECEDENT.............................    27
                    3.1  Conditions Precedent to Effectiveness of
                         Lender's Obligations Under This Agreement...    27
                    3.2  Conditions Precedent to Funding of
                         Meridian/Federal Payment Amount.............    30
                    3.3  Deliveries Upon Execution of this
                         Agreement...................................    30
                    3.4  Deliveries at Closing.......................    31
                    3.5  Closing Date................................    33
                    3.6  Payment of Lender Expenses and Break-Up
                         Fee.........................................    33
                    3.7  Obligations of Borrower.....................    34
                    3.8  Right of Lender to Terminate This
                         Agreement...................................    34

               4.   REPRESENTATIONS AND WARRANTIES...................    35
                    4.1  Corporate Existence; Compliance with
                         Law.........................................    35
                    4.2  Executive Offices...........................    35
                    4.3  Subsidiaries................................    35
                    4.4  Corporate Power; Authorization; Enforceable
                         Obligations.................................    36
                    4.5  Financial Matters/Liabilities/Material
                         Adverse Effect..............................    36
                    4.6  Borrower's Ownership of Property; Liens.....    37
                    4.7  Affiliate Partnerships' Ownership of
                         Property; Liens.............................    38
                    4.8  Other Transactions, Agreements and Liens....    39
                    4.9  No Material Default.........................    40
                    4.10 No Burdensome Restrictions..................    40
                    4.11 Labor Matters...............................    40
                    4.12 Investment Company Act......................    40
                    4.13 Margin Regulations..........................    41
                    4.14 Taxes.......................................    41
                    4.15 ERISA.......................................    42
                    4.16 No Litigation...............................    43
                    4.17 Brokers.....................................    43
                    4.18 Outstanding Stock; Options; Warrants, Etc...    44
                    4.19 Patents, Trademarks, Copyrights and
                         Licenses....................................    44
                    4.20 Intentionally Omitted.......................    44
                    4.21 Environmental Protection....................    44
                    4.22 Real Estate Mortgages.......................    45
                    4.23 Existing Loan Documents.....................    45
                    4.24 Wrap Notes and Wrap Mortgages...............    45
                    4.25 Underlying Notes and Underlying Mortgages...    46
                    4.26 Investor Notes..............................    47
                    4.27 Affiliate Partnerships......................    47
                    4.29 GP Fees/General Partner Advances/Limited
                         Partnership Loans...........................    48
                    4.30 Assets of Borrower Pledged to Secure Other
                         Secured Debt................................    48
                    4.31 Securities Acts.............................    48
                    4.32 Governmental Regulation.....................    48
                    4.33 No Operating Subsidiaries...................    49
                    4.34 Non-Settling Stockholders...................    49
                    4.35 Non-Settling Limited Partners...............    49
                    4.36 Non-Settling Partnerships...................    49
                    4.37 Settlement Agreement Obligations............    49
                    4.38 Full Disclosure.............................    49

               5.   FINANCIAL STATEMENTS AND INFORMATION.............    49
                    5.1  Reports and Notices.........................    49
                    5.2  Communication with Accountants..............    52

               6.   AFFIRMATIVE COVENANTS............................    52
                    6.1  Maintenance of Existence and Conduct of
                         Business....................................    52
                    6.2  Payment of Obligations......................    52
                    6.3  Books and Records...........................    53
                    6.4  Litigation..................................    53
                    6.5  Insurance...................................    53
                    6.6  Compliance with Law.........................    53
                    6.7  Agreements..................................    53
                    6.8  Supplemental Disclosure.....................    54
                    6.9  Employee Plans..............................    54
                    6.10 SEC Filings; Certain Other Notices..........    55
                    6.11 Refinancing of Underlying Notes.............    55
                    6.12 Sale of Certain Assets......................    55
                    6.13 Collection of Investor Notes................    55
                    6.14 Leases; New Real Estate.....................    56
                    6.15 Environmental Matters.......................    57
                    6.16 Taxes.......................................    58
                    6.17 Cooperation.................................    58
                    6.18 Stockholder Approval........................    58
                    6.19 Equity Documents............................    59

               7.   NEGATIVE COVENANTS...............................    59
                    7.1  Mergers, Etc................................    60
                    7.2  Investments; Loans and Advances.............    60
                    7.3  Indebtedness................................    60
                    7.4  Employee Loans..............................    61
                    7.5  Capital Structure...........................    61
                    7.6  No Change in Fiscal Year....................    61
                    7.7  Restricted Payments.........................    61
                    7.8  No Restrictions on Subsidiary Distributions
                         to Borrower.................................    61
                    7.9  Disposal of Subsidiary Stock................    61
                    7.10 Maintenance of Business.....................    62
                    7.11 Transactions with Affiliates or Other
                         Entities....................................    62
                    7.12 Management/Servicing Fees...................    62
                    7.13 Guaranteed Indebtedness.....................    62
                    7.14 Liens.......................................    62
                    7.15 No Negative Pledge..........................    62
                    7.16 Payment or Modification of Restricted Debt..    63
                    7.17 Cancellation of Indebtedness................    63
                    7.18 Capital Expenditures........................    63
                    7.19 Lease Obligations...........................    63
                    7.20 Sales of Assets.............................    63
                    7.21 Acquisition of Assets.......................    64
                    7.22 Leases......................................    64
                    7.23 Events of Default...........................    64
                    7.24 Hedging Transactions........................    64
                    7.25 Compensation................................    64
                    7.26 Employee Plans..............................    65
                    7.27 Environmental Liabilities...................    65
                    7.28 Disposal of Investor Loan Documents.........    65
                    7.29 Modification of Affiliate Partnership
                         Agreement...................................    65
                    7.30 Modification of Settlement Agreements.......    65
                    7.31 Replacement Public Accounting Firm..........    66

               8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES...........    66
                    8.1  Events of Default...........................    66
                    8.2  Remedies....................................    68
                    8.3  Waivers by Borrower.........................    69

               9.   MISCELLANEOUS....................................    69
                    9.1  Complete Agreement; Modification of
                         Agreement; Sale of Interest.................    69
                    9.2  Fees and Expenses...........................    70
                    9.3  No Waiver by Lender.........................    71
                    9.4  Remedies....................................    72
                    9.5  Waiver of Jury Trial........................    72
                    9.6  Severability................................    72
                    9.7  Parties.....................................    72
                    9.8  Conflict of Terms...........................    72
                    9.9  Governing Law...............................    72
                    9.10 Notices.....................................    73
                    9.11 Equitable Relief............................    74
                    9.12 Release of Claims...........................    74
                    9.13 No Novation.................................    74
                    9.14 Negation of Partnership.....................    74
                    9.15 Federal Income Tax Disclosure...............    74
                    9.16 Disclosure by Lender of Affiliate Status of
                         Servicer and Permitted Stockholders/
                         Acknowledgment and Waiver by Borrower.......    75
                    9.17 Termination of Letter of Intent.............    75
                    9.18 Survival....................................    75
                    9.19 Reliance....................................    76
                    9.20 Enforcement.................................    76
                    9.21 Counterparts................................    76
                    9.22 Further Assurances..........................    76

               SIGNATURES............................................

                           INDEX OF EXHIBITS AND SCHEDULES

                                   LIST OF EXHIBITS

          Exhibit A      -    Note
          Exhibit B      -    Primary Collateral
          Exhibit C      -    Balance of Existing Loans, Meridian Debt and
                              Federal Insurance Company Debt
          Exhibit D      -    Existing Loan Transfer Documents
          Exhibit E      -    Intentionally Omitted
          Exhibit F-1    -    Amended Articles of Incorporation
          Exhibit F-2    -    Intentionally Omitted
          Exhibit G      -    Amendment to Limited Partner Settlement
                              Agreement
          Exhibit H      -    Intentionally Omitted
          Exhibit I      -    Non-Qualified Stock Option Plan of Borrower
          Exhibit J      -    Security Agreement
          Exhibit K      -    Intentionally Omitted
          Exhibit L      -    Stock Pledge Agreement

                                  LIST OF SCHEDULES

          Schedule 4.1             -    Qualified To Do Business Locations
          Schedule 4.2             -    Executive Offices
          Schedule 4.3             -    Subsidiaries
          Schedule 4.4             -    Consents
          Schedule 4.5.c.          -    Liabilities Not Listed on Balance
                                        Sheet
          Schedule 4.5.d.          -    Material Events
          Schedule 4.5.e           -    Material Adverse, Effect
          Schedule 4.5.f           -    Agreement between Borrower and
                                        Federal Deposit Insurance
                                        Corporation
          Schedule 4.6, Part One   -    Real Estate, Leases and Third Party
                                        Liens for properties held by
                                        Borrower or any Subsidiary as
                                        Lessee Real Estate, Leases and
                                        Third Party Liens for properties
                                        held by
          Schedule 4.6, Part Two   -    Borrower or any Subsidiary as
                                        Lessor
          Schedule 4.7             -    Partnership Real Estate,
                                        Partnership Leases and Third Party
                                        Real Estate Liens
          Schedule 4.8             -    Other Transactions, Agreements and
                                        Liens
          Schedule 4.11            -    Labor Matters
          Schedule 4.14            -    Tax Matters
          Schedule 4.15            -    ERISA Plans
          Schedule 4.16            -    Litigation
          Schedule 4.17            -    Brokers
          Schedule 4.18            -    Stock Ownership and Equity
                                        Documents
          Schedule 4.21            -    Environmental Protection
          Schedule 4.22            -    Real Estate Mortgages
          Schedule 4.24            -    Wrap Notes and Wrap Mortgages
          Schedule 4.25            -    Underlying Notes and Underlying
                                        Mortgages
          Schedule 4.26            -    Investor Loan Documents
          Schedule 4.27            -    Affiliate Partnerships/Agreements
          Schedule 4.28            -    Limited Partnership
                                        Interests/Agreements
          Schedule 4.29            -    GP Fees/General Partner
                                        Advances/Limited Partnership Loans
          Schedule 4.30            -    Other Secured Debt Collateral
          Schedule 4.32            -    Governmental Regulation
          Schedule 4.33            -    Assets of PSC and DVC
          Schedule 4.34            -    Non-Settling Stockholders of
                                        Borrower
          Schedule 4.35            -    Non-Settling Limited Partners
          Schedule 4.36            -    Non-Settling Affiliate Partnerships
          Schedule 4.37            -    Settlement Agreements
          Schedule 6.1             -    "Transacting Business" Names
          Schedule 6.11            -    Underlying Notes To Be Refinanced
          Schedule 7.3             -    Permitted Indebtedness
          Schedule 7.14            -    Permitted Liens
          Schedule 7.16.b          -    Modification of Westrock Loan and
                                        Westrock Loan Documents
          Schedule 7.25            -    Severance and Termination Payments
                                   * * * * * * * *

                         AMENDED AND RESTATED LOAN AGREEMENT


                    AMENDED AND RESTATED LOAN AGREEMENT, dated as of
          March 27, 1996, between DVL, INC., a Delaware corporation having an office at 24 River Road, Bogota, New Jersey 07603 ("Borrower"), and NPM CAPITAL LLC, a Delaware limited liability
            --------
          company, with an address c/o National Financial Corporation, 621 N.W. 53rd Avenue, Boca Raton, Florida 33487 ("Lender").
                                                        ------

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    A. Lender intends to acquire or to lend funds to Borrower which shall be used to satisfy certain indebtedness owing by Borrower constituting the Existing Loans and on account of the Meridian Debt and/or the Federal Insurance Company Debt (as hereinafter defined).

                    B. In the event Lender acquires the Existing Loans, Borrower has requested Lender to consolidate and amend the terms and provisions of such indebtedness and Lender has agreed to do so, but only upon the terms, and subject to the conditions, contained herein.

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


          1.   DEFINITIONS
               -----------

                    Each capitalized term used in this Agreement shall have (unless otherwise provided elsewhere in this Agreement) the following respective meaning when used herein:

                    "Affiliate" shall mean, with respect to any Person, (i) each other Person that directly or indirectly owns or holds five percent (5%) or more of any class of voting stock or partnership or other voting interests of such Person or a Subsidiary of such Person or (ii) each Person of which five percent (5%) or more of the voting stock or partnership or other voting interests is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person, (iii) each Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (iv) each of such Person's officers, directors, employees, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, partnership or other voting interests by contract or otherwise. For the purposes of this Agreement, Servicer and Permitted Stockholders shall not be deemed to be Affiliates of Borrower or any Subsidiary of Borrower.

                    "Affiliate Partnerships" shall mean the collective reference to all limited partnerships in which Borrower is now, or shall hereafter be, a general partner.

                    "Affiliate Mortgage Partnerships" shall mean the collective reference to those Affiliate Partnerships which own Partnership Real Estate that is covered by a Lien in favor of, or for the benefit of, Borrower or any of its Subsidiaries.

                    "Affiliate Non-Mortgage Partnerships" shall mean the collective reference to those Affiliate Partnerships which own Partnership Real Estate that is not covered by a Lien in favor of, or for the benefit of, Borrower or any of its Subsidiaries.

                    "Affiliate Partnership Agreements" shall mean the collective reference to all limited partnership agreements, and all amendments, modifications and supplements thereto, with respect to each of the Affiliate Partnerships.

                    "Agreement" shall mean this Amended and Restated Loan Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                    "A.I. Credit Loan" shall mean the Indebtedness of Borrower evidenced by that certain Loan and Security Agreement, dated September 29,1987, by and between Borrower and A.I. Credit Corp., as amended, with respect to a loan in the original principal amount of $6,966,990.16.

                    "A.I. Credit Loan Documents" shall mean the collective reference to all promissory notes, loan agreements, security agreements, mortgages, assignments, title insurance policies and other documents evidencing, securing or executed in connection with, the A.I. Credit Loan.

                    "A.I. Credit Loan Transfer Documents" shall mean the collective reference to the documents executed and delivered by the holder of the A.I. Credit Loan and Lender in connection with the acquisition of the A.I. Credit Loan by Lender.

                    "Amsave Debt" shall mean the Indebtedness of Borrower evidenced by that certain Revolving Line of Credit and Security Agreement, dated November 29, 1989, by and between Borrower and American Savings Bank (now Federal Deposit Insurance Corporation, as receiver for American Savings Bank), as amended, with respect to a line of credit in the original principal amount of up to $13,000,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.

                    "Annual Minimum Interest Payment" shall have the meaning assigned to it in Section 2.6.b.
                                    -------------

                    "Applicable Percentage Reduction" shall have the meaning assigned to it in Section 2.6.c.
                                    -------------

                    "Borrower" shall have the meaning assigned to it in the Preamble to this Agreement.

                    "Break-Up Fee" shall have the meaning assigned to in
          Section 3.6.
          -----------

                    "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                    "Cadle Loan" shall mean the Indebtedness of Borrower to The Cadle Company evidenced by that certain Credit Agreement, dated as of January 11,1993, by and between Apple Bank for Savings, a New York savings bank, the predecessor-in-interest to The Cadle Company and Del-Val Financial Corporation (now known as DVL, Inc.), with respect to a line of credit up to a principal amount of $7,000,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.

                    "Capital Expenditures" shall mean all payments for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year or which are required to be capitalized under GAAP. Capital Expenditures shall not include payments made with respect to assets that have suffered a casualty, loss or condemnation to the extent such expenditures were funded with insurance or condemnation proceeds received as a result of such casualty, loss or condemnation.

                    "Cash Flow" shall mean, with respect to Borrower and each of its Subsidiaries for any period, the collective reference to the sum of (1) the gross proceeds generated by the Primary Collateral (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including without limitation the Underlying Mortgages and the Wrap Mortgages) and all proceeds of any payoff of, or sale of, or with respect to, any of the Primary Collateral), plus (2) the excess of (A) the gross proceeds
                       ----     -------------
          generated by all of the Wrap Notes and Wrap Mortgages included within the collateral securing the Other Secured Debt (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including without limitation the Underlying Mortgages and the Wrap Mortgages included within such collateral) and all proceeds of any payoff of, or sale of, or with respect to such collateral) over (B) any and all payments then due and payable under, or with
          ----
          respect to, such Other Secured Debt plus (3) from and after the
                                              ----
          occurrence of an Event of Default, any and all cash and other proceeds received by Borrower and/or Lender on account of the Collateral or from the sale, collection or other realization of or upon the Collateral.

                    "Change of Ownership" shall occur on the date that any Person together with and including any Affiliate (other than a Permitted Stockholder) acquires or has the right to acquire (whether through the right to acquire options or warrants, through the ownership of options or warrants or otherwise) legal or beneficial ownership (whether direct, indirect or otherwise) of more than 4.5% by value of the then existing or fully diluted capital stock of Borrower.

                    "Charney Obligations" shall mean the collective reference to all Indebtedness or other obligations owing by Borrower or any Affiliate of Borrower to Leon Charney, including, without limitation, any obligations described in that certain letter agreement, dated September 5, 1995, by and between Borrower and Leon Charney, as the same may be amended, modified, supplemented and cancelled from time to time, in accordance with this Agreement, and any put rights granted by Borrower to Leon Charney.

                    "Closing" shall have the meaning assigned to it in
          Section 3.5 hereof.
          -----------

                    "Closing Date" shall mean that date on which each of the conditions precedent to the effectiveness of Lender's obligations under this Agreement as set forth in Section 3.1
                                                           -----------
          shall have been satisfied to the satisfaction of Lender.

                    "Code" shall mean the Uniform Commercial Code of the jurisdiction with respect to which such term is used, as in effect from time to time.

                    "Collateral" shall mean the collective reference to:
          (i) the collateral covered by the Security Agreement, including, without limitation, (a) the Other Notes and the Other Notes Documents, (b) the Investor Notes and the Investor Loan Documents, (c) the Wrap Notes and the Wrap Loan Documents (including, without limitation, the Primary Collateral), (d) the other Instruments, (e) the Leasehold Estate, (fl the Partnership Interests, (g) all Proceeds from Partnership Interests, (h) all Proceeds from any refinancings of any Indebtedness of Borrower and any of its Subsidiaries, (i) the GP Fees, and (j) all other payments and proceeds payable to Borrower, as the general partner of the Affiliate Partnerships, which are not required to be deposited by Borrower into the settlement account established pursuant to the Limited Partnership Settlement Agreement;
          (ii) the Pledged Collateral covered by the Stock Pledge Agreement; (iii) the real and personal properties covered by the Mortgages; (iv) the Other Secured Debt Released Collateral;
          (v) all of the other assets or property (real or personal, tangible or intangible, whether now existing or hereafter acquired) of Borrower or any of the Subsidiaries of Borrower; and
          (vi) all proceeds and products of the foregoing.

                    "Collateral Assignments" shall mean the collective reference to the collateral assignments, each in form and substance acceptable to Lender, which shall be executed and delivered by Borrower and its Subsidiaries with respect to the Collateral.

                    "Collateral Documents" shall mean the collective reference to (i) the Security Agreement, (ii) the Stock Pledge Agreement, (iii) the Mortgages and (iv) the Collateral
          Assignments.

                    "Common Stock" shall mean the common stock, $0.01 par value per share, of Borrower.

                    "Compensation" shall mean, with respect to any Person, all payments commonly considered to be compensation, including, without limitation, all wages, salary, deferred payment arrangements, bonus payments, incentive payments, or similar cash payments, made to, or for the account of, such Person or otherwise for the direct or indirect benefit of such Person; provided however that any payments to Servicer or Millennium
          ----------------
          shall not constitute "Compensation" under this definition.

                    "CRT" shall mean Banca CRT S.p.A.

                    "CRT Loan" shall mean the Indebtedness of Borrower evidenced by certain promissory notes payable to CRT each dated September 8, 1986, as amended and restated by those certain six promissory notes each dated September 21, 1990, in the aggregate sum of $2,000,000.

                    "CRT Loan Documents" shall mean the collective reference to all promissory notes, loan agreements, security agreements, mortgages, assignments, title insurance policies and other documents evidencing, securing or executed in connection with, the CRT Loan.

                    "CRT Loan Transfer Documents" shall mean the collective reference to the documents executed and delivered by the holder of the CRT Loan and Lender in connection with the acquisition of the CRT Loan by Lender.

                    "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, cause or become an Event of Default.

                    "Default Rate" shall mean a rate of interest equal to five percent (5%) per annum, compounded monthly, plus the Stated
                                                           ----
          Rate.

                    "DOL" shall mean the United States Department of Labor or any successor thereto.

                    "DVC" shall mean Del Val Capital Corp., a Delaware corporation, and a wholly owned subsidiary of Borrower.

                    "Environmental Laws" shall mean all Laws relating to human health and safety or the pollution, protection or regulation of the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.
          Section 9601 et seq.); the Hazardous Material Transportation Act,
                       -- ----
          as amended (49 U.S.C. Section 1801 et seq.); the Federal
                                             -- ----
          Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C.
          Section 136 et seq.); the Resource Conservation and Recovery Act,
                      -- ----
          as amended (42 U.S.C. Section 6901 et seq.); the Toxic Substance
                                             -- ----
          Control Act, as amended (15 U.S.C. Section 2601 et seq.); the
                                                          -- ----
          Clean Air Act, as amended (42 U.S.C. Section 740 et seq.); the
                                                           -- ----
          Federal Water Pollution Control Act, as amended (33 U.S.C.
          Section 1251 et seq.); the Occupational Safety and Health Act, as
                       -- ----
          amended (29 U.S.C. Section 651 et seq.); and the Safe Drinking
                                         -- ----
          Water Act, as amended (42 U.S.C. Section 300f et seq.), and any
                                                        -- ----
          and all regulations promulgated thereunder, and all state and local counterparts, equivalents or similar environmental laws and any such laws or regulations relating to the transfer of ownership notification or approval by regulatory entities.

                    "Environmental Liabilities" shall mean all liabilities, obligations, responsibilities, remedial actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including, without limitation, any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Spill or the presence of a hazardous substance or threatened Spill or hazardous substance.

                    "Equity Documents" shall mean the collective reference to the documents and agreements listed on Schedule 4.18.
                                                    -------------

                    "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

                    "ERISA Affiliate" shall mean, with respect to Borrower, any trade or business (whether or not incorporated) under common control with Borrower and which, together with Borrower, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the IRC.

                    "Event of Default" shall have the meaning assigned to it in Section 8.1
                -----------

                    "Existing Lenders" shall mean the collective reference to the holders and payees of the Existing Loans.

                    "Existing Loans" shall mean the collective reference to the Indebtedness of Borrower under, and with respect to, (i) the A.I. Credit Loan, (ii) the CRT Loan and (iii) the Westrock Loan.

                    "Existing Loan Documents" shall mean the collective reference to the following: (i) the A.I. Credit Loan Documents,
          (ii) the CRT Loan Documents, (iii) the Westrock Loan Documents and (iv) the Guaranty Agreements.

                    "Existing Loan Transfer Documents" shall mean the collective reference to the (i) A.I. Credit Transfer Documents,
          (ii) the CRT Transfer Documents and (iii) the Westrock Transfer Documents attached as Exhibit D hereto.
                                ---------

                    "Federal Insurance Company Debt" shall mean that certain Indebtedness of Borrower evidenced by that certain Loan and Security Agreement and Release, dated June 28,1995, by and between Borrower and Federal Insurance Company with respect to a loan in the original principal amount of $2,300,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.

                    "Financial Institutions" shall mean the collective reference to all (i) banks and their Affiliates, (ii) insurance companies and their Affiliates, (iii) finance companies and their Affiliates, and (iv) other financial institutions or other commercial entities and their Affiliates which are regularly engaged in the business of investing in, or providing, debt or equity corporate financing, real estate financing, extensions of credit and/or credit enhancements and which lend or invest more than $50,000,000 per year.

                    "Fiscal Year" shall mean the calendar year.

                    "GAAP" shall mean generally accepted accounting principles in the United States of America consistently applied and maintained throughout the-period indicated.

                    "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department, court or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

                    "GP Fees" shall have the meaning set forth in the Security Agreement.

                    "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner (or otherwise providing any other assurance to or on behalf of the primary obligor that such primary obligations will be paid, discharged or performed) including, without limitation, any obligation or arrangement of such Person, (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor,
          (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

                    "Guaranty Agreements" shall mean the collective reference to each of the guaranty agreements which have been executed and delivered by, inter alia, Subsidiaries of Borrower
                                     ----- ----
          in connection with any of the Existing Loans, together with all amendments, modifications and supplements thereto in accordance with this Agreement.

                    "Hazardous Substances" shall have the meaning assigned to it in Section 4.21 hereof.
                   ------------

                    "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all obligations of any Person under any lease of property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise disclosed as such in a note to such balance sheet, (v) all Guaranteed Indebtedness, and (vi) all Indebtedness referred to in clause (i), (ii), (iii),
          (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                    "Indemnitees" shall have the meaning assigned to it in
          Section 2.16 hereof.
          ------------

                    "Instruments" shall have the meaning set forth in the Security Agreement.

                    "Investor Loan Documents" shall mean, with respect to each loan evidenced by an Investor Note, the collective reference to the Investor Note and each of the other documents executed by the Obligor with respect to such Indebtedness evidenced by such Investor Note, together with all amendments, modifications and supplements thereto in accordance with this Agreement.

                    "Investor Notes" shall mean the collective reference to the promissory notes executed by Persons which are, or were, limited partners in the Affiliate Partnerships, payable to the order of the Affiliate Partnership or Borrower, which Investor Notes may or may not be secured by Liens covering the limited partnership interests owned by such Person in such Affiliate Partnership.

                    "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

                    "IRS" shall mean the Internal Revenue Service, or any successor thereto.

                    "Law" shall mean the collective reference to all federal, state, and local laws, statutes, ordinances, regulations, rules, orders, decrees, injunctions, judgments, writs, permits or authorizations of any Governmental Authority, now or hereafter in effect, and in each case, as amended, supplemented or modified from time to time, and any judicial or administrative interpretation thereof.

                    "Leasehold Estate" shall have the meaning assigned to it in the Security Agreement.

                    "Leases" shall mean the collective reference to (i) all of those leasehold estates in real property now owned or hereafter acquired by Borrower or any of its Subsidiaries, as landlord and (ii) all of those leasehold estates in real property now owned or hereafter acquired by Borrower or any of its Subsidiaries as tenant.

                    "Lender" shall mean NPM Capital LLC, a limited liability company organized under the laws of the State of Delaware and, if at any time NPM Capital LLC shall cease to be a holder of the Note, any subsequent holder(s) of the Note.

                    "Lender Default" shall mean, in the event, and only in the event, that, after each of the conditions precedent to Lender's obligations under this Agreement set forth in Section
                                                                 -------
          3.1 have been satisfied as provided therein on or before
          ---
          September 1, 1996, Lender thereafter refuses to close the transactions contemplated by this Agreement in accordance with the terms of this Agreement and such refusal to close continues for a period of fifteen (15) days after written notice by Borrower to Lender.

                    "Lender Entities" shall have the meaning assigned to it in Section 6.18.d.
             --------------

                    "Lender Expenses" shall mean the collective reference to the excess of (A) the sum of (1) the actual costs and expenses
             -------------
          incurred by Lender (including, without limitation, all fees and disbursements of Lender's outside legal counsel, in-house legal counsel (charged or allocated based on an hourly allocation of such counsel's total compensation package), accountants, consultants and other professionals (other than employees of Lender, National Financial Corp., Pembroke Companies, Inc., Millennium Financial Services, Inc., or any of their Affiliates), all recording fees and expenses, all filing fees and expenses, all travel expenses, and all other costs and expenses) in connection with this Agreement and the transactions contemplated hereby, the Closing, the Loan Documents, the Collateral, the Existing Loans, the Meridian Debt and the Federal Insurance Company Debt, including without limitation, the drafting and negotiation of this Agreement and the other Loan Documents and of each of the other documents referenced in this Agreement and the due diligence performed by Lender and its representatives with respect to Borrower, its Subsidiaries, the Existing Loans, the Meridian Debt, the Federal Insurance Company Debt and the Collateral (collectively, "Lender Transaction Expenses") plus (2)
                                     ---------------------------   ----
          in the event the Closing fails to occur, for any reason or for no reason (other than due to a Lender Default), any and all costs and expenses incurred by Lender or any of Lender's Affiliates in connection with the following (collectively, "Lender Litigation
                                                        -----------------
          Expenses").
          --------

                         (i) any litigation, contest, dispute, suit,
               proceeding or action (whether instituted by Lender, Borrower, any Subsidiary of Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection herewith;

                         (ii) any attempt to enforce any rights of Lender
               against Borrower, any Subsidiary of Borrower or any other Person, that may be obligated to any Lender by virtue of any of the Loan Documents;

                         (iii) any attempt to verify, protect, collect,
               sell, liquidate or otherwise dispose of the Collateral covered by the Special Security Agreement;

                         (iv) all expenses, costs, charges and other fees
               incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this definition. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees and disbursements of Lender's outside legal counsel and in-house counsel (charged or allocated on the basis of a comparable market rate); paralegal fees, costs and expenses; accountants' and investment bankers' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the foregoing.

          over (B) the sum of $175,000.
          ----

                    "Lender Litigation Expenses" shall have the meaning assigned to it in the Definitional Section "Lender Expenses".
                                -------------------------------------

                    "Lender Transaction Expenses" shall have the meaning assigned to it in the Definitional Section "Lender Expenses".
                                -------------------------------------

                    "Lien" shall mean the collective reference to any mortgage or deed of trust (including any Mortgage), pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever that has the practical effect of creating a security interest in an asset (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

                    "Limited Partnership Interests" shall mean the collective reference to the limited partnership interests owned by Borrower as a limited partner.

                    "Limited Partner Settlement Agreement" shall mean that certain Stipulation of Settlement agreement, August 12, 1992 of that certain class action litigation, In re Kenbee Limited
                                                             -------
          Partnerships Litigation, as amended.
          -----------------------

                    "Loan Documents" shall mean the collective reference to this Agreement, the Note, the Collateral Documents, and all other agreements, instruments, documents and certificates, including, without limitation, pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of Borrower or any of its Affiliates, or any employee of Borrower or any of its Affiliates, and delivered to Lender in connection with this Agreement, the Note, the Collateral Documents or the transactions contemplated hereby, together with all amendments, modifications and supplements to such Loan Documents.

                    "Loan Party" shall mean Borrower and each Subsidiary of Borrower.

                    "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, operations, properties, prospects or financial or other condition of Borrower and its Subsidiaries taken as a whole, (ii) Borrower's and its Subsidiaries' collective ability to pay the Obligations in accordance with the terms thereof, (iii) all or any portion of the Collateral, whether individually or as a whole, (iv) all or any portion of Lender's Liens covering any portion of the Collateral, whether individually or as a whole, or (v) the priority of any of Lender's Liens, whether individually or as a whole.

                    "Maximum Lawful Rate" shall have the meaning assigned to it in Section 2.9 hereof.
                   -----------

                    "Meridian Debt" shall mean the Indebtedness of Borrower evidenced by that certain Repurchase Agreement, dated June 25, 1989, by and between Borrower and Meridian Bank, with respect to a loan in the original principal amount of $5,000,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.

                    "Meridian/Federal Payment Amount" shall have the meaning assigned to it in Section 2.1.e.
                                    -------------

                    "Millennium" shall mean Millennium Financial Services, Inc., a Delaware corporation.

                    "Millennium Agreement" shall mean that certain letter agreement, dated November 28, 1995, by and between Millennium and Borrower, together with all amendments, modifications and supplements thereto which, in each case, are approved in writing by Lender.

                    "Mortgage" shall mean each mortgage, deed of trust or similar security agreement made or to be made by Borrower and each of its Subsidiaries having an interest in the Real Estate to be encumbered in favor of Lender, creating a first priority lien on any portion of the real estate described in Schedule 4.6
                                                         ------------
          hereto to secure the payment of the Obligations, in form and substance acceptable to Lender, including, without limitation, all amendments, modifications and supplements thereto and shall refer to each Mortgage as the same may be in effect at the time such reference becomes operative.

                    "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which Borrower, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

                    "Non-Qualified Stock Option Plan" shall have the meaning assigned to it in Section 3.1.g hereof.
                                    -------------

                    "Note" shall mean the meaning ascribed to it in Section
                                                                    -------
          2.5 hereof.
          ---

                    "Obligations" shall mean all loans, advances, debts, liabilities, and obligations, for monetary amounts (whether or not such amounts are liquidated or determinable) owing by Borrower or any of its Subsidiaries, or all of them, to Lender or any Subsidiary of Lender, whether now existing or hereafter arising, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under (i) any of the Loan Documents and (ii) any other document evidencing any other Indebtedness of Borrower or any of its Subsidiaries which is acquired by Lender after the date hereof, including, without limitation, any of the Senior Debt acquired by Lender after the date hereof. The term "Obligations" includes, without limitation, the Indebtedness evidenced by the Note, the obligation of Borrower to pay the Break-Up Fee, the Lender Expenses, all accrued interest, fees, charges, expenses, attorneys' fees and any other sum chargeable to Borrower or any or all of its Subsidiaries under any of the Loan Documents.

                    "Obligors" shall mean the collective reference to makers of, and all other Person(s) obligated to the payee under or with respect to, as the context requires, (i) the Investor Notes, (ii) the Underlying Notes, (iii) the Wrap Notes or (iv) the Other Notes.

                    "Other Entities" shall mean the collective reference to the following: (1) Kenbee Management, Inc., (2) Kenbee Management-New York, Inc., (3) Kenbee Management-Oklahoma, Inc.,
          (4) NorthLake Corporation, (5) Delaware Valley Consumer Discount Company, (6) RW&K Realty, Inc., (7) K.M. Realty Corporation, and
          (8)1315 Walnut Street Corporation.

                    "Other Notes" shall mean the collective reference to the promissory notes executed by Persons (other than the Affiliate Partnerships or limited partners of the Affiliate Partnerships) and payable to the order of Borrower or a predecessor-in-interest of Borrower.

                    "Other Notes Documents" shall mean, with respect to each loan evidenced by an Other Note, the collective reference to the Other Note and each of the other documents executed by the Obligor with respect to the Indebtedness evidenced by such Other Note, together with all amendments, modifications and supplements thereto in accordance with this Agreement.

                    "Other Secured Debt" shall mean the collective reference to (i) the Amsave Debt, (ii) the Cadle Debt, (iii) the Federal Insurance Company Debt, (iv) the Meridian Debt, (v) the Scheinberg Debt, (vi) the Textron Debt, (vii) the Zyncon Debt and
          (viii) other funded long term debt as reflected on the audited consolidated balance sheet as at December 31,1995 of Borrower and its Subsidiaries.

                    "Other Secured Debt Documents" shall mean the collective reference to all promissory notes, loan agreements, mortgages, deeds of trust, security agreements and other documents evidencing, securing or executed in connection with any of the Other Secured Debt.

                    "Other Secured Debt Released Collateral" shall have the meaning assigned to it in Section 2.3.b.
                                    -------------

                    "Partnership Distributions" shall have the meaning assigned to it in the Security Agreement.

                    "Partnership Interests" shall have the meaning assigned to it in the Security Agreement.

                    "Partnership Leases" shall mean the collective reference to (i) all of those leasehold estates in real property now owned or hereafter acquired by any Affiliate Partnership, as landlord, and (ii) all of those leasehold estates in real property now owned or hereafter acquired by any Affiliate Partnership, as tenant.

                    "Partnership Real Estate" shall mean the collective reference to all of the plots, pieces or parcels of land now owned or leased or hereafter acquired or leased by any Affiliate Partnership (collectively, the "Partnership Land"), together with any buildings, structures or other improvements thereon or thereunder and all the rights, titles and interests of any Affiliate Partnership in any way related to the Partnership Land, buildings, structures and other improvements.

                    "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

                    "Pension Plan" shall mean an employee pension benefit plan, as defined in Section (3)(2) of ERISA (other than a Multiemployer Plan), which is subject to the funding requirements of Section 412(c) of the IRC or Section 302 of ERISA, and which Borrower, any of its Subsidiaries or, if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                    "Permitted Encumbrances" shall mean the following encumbrances: (i) Liens created for the benefit of Lender or assigned to Lender under the terms of the Loan Documents, (ii) Liens for taxes or assessments or other governmental charges or levies, either not yet due or payable; (iii) pledges or deposits securing obligations under workers' compensation, unemployment insurance, social security or public liability laws or similar legislation; (iv) deposits securing public or statutory obligations of Borrower or any of its Subsidiaries which are otherwise permitted by this Agreement; (v) workers', mechanics', suppliers', carriers', warehousemen's or other similar liens arising in the ordinary course of business and securing indebtedness aggregating not in excess of $10,000 at any time outstanding, not yet due and payable; and (vi) zoning restrictions, easements, licenses, or other recorded written restrictions on the use of real property or minor irregularities in title (including leasehold title) thereto, (but excluding any security interests or Liens for borrowed money), so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates.

                    "Permitted Stockholders" shall mean the parties to the Securities Purchase Agreement, the Permitted Stockholder Warrant and the Stock Purchase Agreement, other than Borrower, and such parties' respective successors and assigns.

                    "Permitted Stockholder Documents" shall mean the collective reference to (1) the Stock Purchase Agreement, (2) the Securities Purchase Agreement, (3) the Permitted Stockholder Warrant, (4) all other documents, certificates and instruments executed and delivered by Borrower in connection with any of the foregoing and (5) all amendments, modifications and supplements to any of the foregoing. The Permitted Stockholder Documents shall not be included within the "Loan Documents."

                    "Permitted Stockholder Warrant" shall mean the collective reference to each of the Common Stock Warrants, each dated as of the date hereof, executed by Borrower in favor of a Permitted Stockholder, together with all amendments, modifications and supplements thereto.

                    "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, unincorporated organization, association, corporation, institution, public benefit corporation, bank, trust company, trust or other organization, whether or not a legal entity, or government instrumentality, division, subdivision, body or department thereof (whether federal, state, county, city, municipal or otherwise).

                    "Plan" shall mean, with respect to Borrower or any ERISA Affiliate, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any of its Subsidiaries maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                    "Preferred Stock" shall mean the new class of preferred stock to be created as contemplated by the Securities Purchase Agreement which will provide for the election of one director by the holders of such class of preferred stock.

                    "Primary Collateral" shall mean the collective reference to (1) the Wrap Notes and the Wrap Mortgages which are listed on Exhibit B attached hereto plus (2) all of the Wrap
                    ---------                 ----
          Notes and the Wrap Mortgages hereafter included within the Other Secured Debt Released Collateral.

                    "Proceeds" shall have the meaning assigned to it in the Security Agreement.

                    "PSC" shall mean Professional Service Corporation, a Delaware corporation which is a wholly owned Subsidiary of Borrower.

                    "Qualified Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the IRC, and which Borrower, any of its Subsidiaries or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                    "Real Estate" shall mean the collective reference to all plots, pieces or parcels of land now owned or leased or hereafter acquired or leased by Borrower or any of its Subsidiaries (the "Land"), including, without limitation, those listed on Schedule 4.6 hereto and more particularly described in
                    ------------
          the Mortgages, together with any buildings, structures or other improvements on or under the Land and all the rights, titles and interests of Borrower or any of its Subsidiaries, if any, in any way related to the Land, buildings, structures and other improvements.

                    "Reportable Event" shall mean any of the events described in Section 4043(b)(1), (2), (3), (5), (6), (8) or (9)
          of ERISA.

                    "Restricted Debt" shall mean the collective reference to (1) the Other Secured Debt, and (2) the Indebtedness of Borrower created pursuant to the Shareholder Settlement Agreement or the Limited Partner Settlement Agreement.

                    "Restricted Debt Documents" shall mean the collective reference to any and all documents evidencing the Restricted Debt together with all amendments, modifications and supplements thereto in accordance with the terms of this Agreement.

                    "Retiree Welfare Plan" shall refer to any Welfare Plan providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment or any "post-retirement benefits other than pensions" as such term is used in the Statement of Financial Accounting Standards No. 106, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

                    "Scheinberg Debt" shall mean that certain Indebtedness of Borrower evidenced by that certain Loan and Security Agreement, dated September 23,1994, by and between Borrower and Martin Scheinberg, with respect to a loan in the original principal amount of $250,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.

                    "SEC" shall mean the Securities and Exchange
          Commission.

                    "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement dated as of the date hereof by and between Borrower and the Permitted Stockholders relating to the purchase of Preferred Stock and Permitted Stockholder Warrants, together with all amendments, modifications and supplements thereto as the same may be in effect at the time such reference becomes operative.

                    "Security Agreement" shall mean the security agreement entered into between Lender and Borrower and its Subsidiaries pursuant to which Borrower and its Subsidiaries pledge certain collateral, in substantially the form attached hereto as
          Exhibit J, including all amendments, modifications and
          ---------
          supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

                    "Senior Debt" shall mean the collective reference to all principal of, interest on, and all other amounts of any nature whatsoever owing in respect of, the Loan Documents.

                    "Servicer" shall mean NPO Management LLC, a limited liability company organized under the laws of the State of Delaware.

                    "Servicing Agreement" shall mean that certain Asset Servicing Agreement dated the date hereof by and among, inter
                                                                  -----
          alia, Servicer and Borrower, together with all amendments,
          ----
          modifications, and supplements thereto.

                    "Shareholder Settlement Agreement" shall mean that certain Stipulation of Partial Settlement, dated September 10, 1993, that certain class action litigation, In re Del-Val
                                                      -------------
          Financial Corp. Securities Litigation.
          -------------------------------------

                    "Spill" shall have the meaning assigned to it in
          Section 4.21.
          ------------

                    "Stated Rate" shall mean a rate of interest equal to ten and twenty-five one hundredths percent (10.25%) per annum, compounded monthly.

                    "Stock" shall mean all shares, options, warrants, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3all-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended).

                    "Stock Appreciation Rights" shall mean the collective reference to the stock appreciation rights, or the rights to acquire such stock appreciation rights, with respect to the Stock of Borrower for the benefit of any prior or current officer or employee of Borrower or any other Person, a true and complete schedule of which is set forth on Schedule 4.18.
                                            -------------

                    "Stockholder Approval" shall have the meaning assigned to it in Section 3.1.c.
                   -------------

                    "Stock Pledge Agreement" shall mean the agreement entered into between Lender and Borrower pursuant to which Borrower and its Subsidiaries pledges the Stock of Borrower and its Subsidiaries, in substantially the form attached hereto as Exhibit L attached hereto, including all amendments,
          ---------
          modifications and supplements thereto, and shall refer to the Stock Pledge Agreement as the same may be in effect at the time such reference becomes operative.

                    "Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement dated as of the date hereof relating to the purchase of Common Stock together with all amendments, modifications and supplements thereto and shall refer to the Stock Purchase Agreement as the same may be in effect at the time such reference becomes operative.

                    "Stockholders" shall mean, with respect to any Loan Party, all of the holders of Stock of such Loan Party immediately following the Closing Date.

                    "Subsidiary" shall mean, with respect to any Person,
          (a) any corporation in which such Person and/or one or more Subsidiaries of such Person, directly or indirectly, owns legally or beneficially an aggregate of more than fifty percent (50%) of any class of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) or (b) any partnership or other Person in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or (c) any Person of which such Person has the right to control the operating or financial decisions of such Person.

                    "Taxes" shall mean all federal, state, county, city, municipal, local, foreign or other governmental (including, without limitation, PBGC) taxes, levies, imports, fees, assessments, duties, deductions, charges or withholdings of any kind, together with any penalties, additions to tax, fines or interest thereon and all liabilities with respect thereto at the time due and payable.

                    "Textron Debt" shall mean the Indebtedness of Borrower evidenced by that certain Secured Loan Agreement, by and between Del-Val Financial Corporation, Mortgage Financing Partners, Kenbee Management Inc. and Signal Capital Corporation, the predecessor-in-interest to Textron Financial Corporation, with respect to a loan in the original principal amount of $8,700,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.

                    "Termination Date" shall mean the date on which all Senior Debt and any other Obligations hereunder have been completely satisfied and discharged.

                    "Title IV Plan" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

                    "Underlying Loan Documents" shall mean, with respect to each loan evidenced by an Underlying Note, the collective reference to the Underlying Note, the Underlying Mortgage and each of the other documents executed by the Obligor with respect to the Indebtedness evidenced by such Underlying Note, together with all amendments, and modifications and supplements thereto.

                    "Underlying Mortgages" shall mean the collective reference to the mortgages, deeds of trust and similar security agreements executed by Affiliate Partnerships covering real property owned by such Affiliate Partnership to secure the Underlying Note executed by such Affiliate Partnership.

                    "Underlying Notes" shall mean the collective reference to the promissory notes executed by an Affiliate Partnership payable to the order of any Person evidencing Indebtedness secured by corresponding Underlying Mortgages.

                    "Welfare Plan" shall mean any welfare plan, as defined in Section 3(1) of ERISA, which is maintained or contributed to by Borrower, any of its Subsidiaries or any ERISA Affiliate.

                    "Westrock" shall mean Westrock Island Fund, LLC.

                    "Westrock Loan" shall mean the Indebtedness of Borrower evidenced by that certain Amended and Restated Loan Agreement, dated August 22, 1979, by and between Borrower and Westrock with respect to certain loans in the evidenced by (1) that certain Amended and Restated Substitute and Supplemental Promissory Note, dated July 16, 1986 in the original principal amount of $17,000,000, (2) that certain Secured Promissory Note, dated December 4, 1986 in the original principal amount of $2,500,000, and (3) that certain Secured Promissory Note, dated March 1987 in the original principal amount of $1,150,000.

                    "Westrock Loan Documents" shall mean the collective reference to all promissory notes, loan agreements, security agreements, mortgages, assignments, title insurance policies and other documents evidencing, securing or executed in connection with the Westrock Loan.

                    "Westrock Loan Transfer Documents" shall mean the collective reference to the documents executed and delivered by the holder of the Westrock Loan and Lender in connection with the acquisition of the Westrock Loan by Lender.

                    "Withdrawal Liability" means, at any time, the aggregate amount of the liabilities, if any, pursuant to
          Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

                    "Wrap Loan Documents" shall mean, with respect to each loan evidenced by a Wrap Note, the collective reference to the Wrap Note, the Wrap Mortgage and each of the other documents executed by the Affiliate Partnerships with respect to the Indebtedness evidenced by such Wrap Note, together with all amendments, modifications and supplements thereto.

                    "Wrap Mortgages" shall mean the collective reference to the mortgages and deeds of trust executed by Affiliate Partnerships in favor of Borrower (whether first or junior liens) covering real property owned by such Affiliate Partnership to secure the Wrap Note executed by such Affiliate Partnership or such other Person.

                    "Wrap Notes" shall mean the collective reference to (A) the promissory notes executed by Affiliate Partnerships payable to the order of Borrower, which evidences Indebtedness that includes the Indebtedness evidenced by the corresponding Underlying Note and is secured by the corresponding Wrap Mortgages and (B) the promissory notes executed by any Person which are held by, or payable to the order of, Borrower and secured by deeds of trust or mortgages securing such Indebtedness in favor of, or for the benefit of, Borrower or any of its Subsidiaries.

                    "Zyncon Debt" shall mean that certain Indebtedness of Borrower evidenced by that certain Purchase and Sale Deposit, dated November 11,1994, by and between Borrower and Zyncon of North Carolina, Inc., in the original principal amount of $285,000, together with all other documents securing, evidencing or executed in connection with such Indebtedness, as the foregoing may be amended, modified and supplemented from time to time in accordance with this Agreement.
                                     * * * * * * *


          Each of the undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meaning provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.


          2.   TERMS OF ACQUISITION OF EXISTING LOANS AND TERMS OF AMENDED
               -----------------------------------------------------------
               AND RESTATED NOTE; AND PAYMENTS ON ACCOUNT OF THE MERIDIAN
               ----------------------------------------------------------
               DEBT AND/OR FEDERAL INSURANCE COMPANY DEBT.
               ------------------------------------------

                    2.1  Existing Loans and the Meridian Debt and Federal
                         ------------------------------------------------
          Insurance Company Debt.
          ----------------------

                    a.   Existing Loans and Meridian Debt and Federal
                         --------------------------------------------
          Insurance Company Debt Loan Balances.  Borrower represents and
          ------------------------------------
          warrants to Lender as of February 29,1996, that the outstanding principal balance of each of the Existing Loans, Meridian Debt and Federal Insurance Company Debt, the accrued but unpaid interest on each of the Existing Loans, Meridian Debt and Federal Insurance Company Debt and the payment terms, interest rates and amortization and scheduled debt service therefor are set forth on Exhibit C attached hereto.
          ---------

                    b.   Acquisition of A.I. Credit Loan.  Subject to the
                         -------------------------------
          terms and conditions of this Agreement, on the Closing Date, Lender shall acquire 100% of the A.I. Credit Loan from the current holder thereof and assume the A.I. Credit Loan Documents upon such terms, and pursuant to such documents, as are acceptable to Lender.

                    c.   Acquisition of CRT Loan.  Subject to the terms and
                         -----------------------
          conditions of this Agreement, on the Closing Date, Lender shall acquire 100% of the CRT Loan from the current holder thereof and assume the CRT Loan Documents upon such terms, and pursuant to such documents, as are acceptable to Lender.

                    d.   Acquisition of Westrock Loan.  Subject to the
                         ----------------------------
          provisions of Section 7.16.b and the other terms and conditions
                        --------------
          of this Agreement, on the Closing Date, Lender shall acquire 100% of the Westrock Loan from the current holder thereof and assume the Westrock Loan Documents upon such terms, and pursuant to such documents, as are acceptable to Lender.

                    e.   Meridian Debt and Federal Insurance Company Debt

                         ------------------------------------------------
          Payments.  Provided that no Event of Default has occurred or then
          --------
          exists under this Agreement, Lender agrees to advance to Borrower up to, but not exceeding, the sum of $600,000 (such actual amount
                                               --------
          advanced by Lender, the "Meridian/Federal Payment Amount"), which shall be used by Borrower, as required from time to time by Borrower therefor, for the sole purpose of prepaying principal, and not interest or any other fees or charges, on account of the Meridian Debt and/or the Federal Insurance Company Debt. Lender shall not be obligated to fund the Meridian/Federal Payment Amount unless and until each of the conditions precedent to the funding of the Meridian/Federal Payment Amount set forth in
          Section 3.2 shall have been satisfied to the satisfaction of
          -----------
          Lender. In the event such conditions precedent are so satisfied, Lender shall fund the Meridian/Federal Payment Amount directly to the holder(s) of the Meridian Debt and/or the Federal Insurance Company Debt. The portion of the Meridian/Federal Payment Amount to be paid to the respective holders thereof shall be determined by Borrower and Borrower shall give Lender notice thereof at least ten (10) days prior to the payment thereof, which shall be made on a scheduled principal amortization date (after the Closing) for the Meridian Debt or the Federal Insurance Company Debt, as the case may be.

                    f.   No Obligation by Lender to Acquire Existing Loans
                         -------------------------------------------------
          or Advance to Borrower the Meridian/Federal Payment Amount.
          ----------------------------------------------------------
          Notwithstanding anything to the contrary set forth in this Agreement, Borrower acknowledges and agrees that Lender shall not be obligated (in any way whatsoever) to acquire any of the Existing Loans or advance to Borrower the Meridian/Federal Payment Amount, unless and until each of the conditions precedent to the effectiveness of Lender's obligations under this Agreement set forth in Sections 3.1 and 3.2 of this Agreement have been
                       ------------     ---
          satisfied to Lender's satisfaction.

                    2.2  Existing Loans and Existing Loan
                         --------------------------------
          Documents.  Subject to the terms and conditions of this
          ---------
          Agreement, effective on the Closing Date, Lender and Borrower hereby covenant and agree that the Existing Loans are hereby consolidated, amended and restated in their entirety in accordance with the terms and provisions of the Note, this Agreement and the other Loan Documents. Borrower hereby acknowledges and agrees that each of the Existing Loans are valid and binding obligations of Borrower, enforceable against Borrower in accordance with the terms and provisions of the Existing Loan Documents, and there are no claims or offsets against, or defenses or counterclaims to, the Existing Loans or other obligations arising out of, or relating to, the Existing Loan Documents and the transactions evidenced thereby. Borrower acknowledges and agrees that Lender has no duty or obligation (express or implied) to advance or loan any additional funds to Borrower or any other Person under the Existing Loan Documents, under this Agreement and/or under any of the other Loan Documents. In no event shall the Note, this Agreement or any of the other Loan Documents constitute, or be deemed in any way to constitute, a novation of any of the Existing Loans or Existing Loan Documents or any of the Liens granted by or under any of the Existing Loan Documents.

                    2.3  Cross Collateralization.
                         -----------------------

                    a. Borrower acknowledges and agrees that the collateral securing each of the Existing Loans, together with all other assets and properties (real or personal, tangible or intangible, whether now owned or hereafter acquired) of Borrower and its Subsidiaries which are not covered by Liens securing the Other Secured Debt, shall secure, all of the Obligations. Effective on the Closing Date, Borrower shall ratify and confirm that, all existing Liens granted by or under any of the Existing Loan Documents and Borrower shall grant to Lender first priority Liens in and to all of the collateral securing the Existing Loans and the other Collateral to secure the Obligations. Without limiting the foregoing, on the Closing Date, Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver each of the Loan Documents and each document, agreement, security agreement, mortgage, deed of trust, assignment, financing statement or any other document required by Lender in order for Lender to obtain a fully perfected first priority Lien, securing all of the Obligations, in and to all of the Collateral.

                    b.   Subject to the provisions of Section 7.16. of this
                                                      ------------
          Agreement, in the event any of the assets or properties covered by the Liens securing any of the Other Secured Debt is released by any of the holders of such Other Secured Debt and thereby becomes free and clear of all Liens (except Permitted Encumbrances) for any reason or for no reason (collectively, the "Other Secured Debt Released Collateral"), then, Borrower
           --------------------------------------
          covenants and agrees that as to each such release the Liens securing the Obligations shall simultaneously with such release automatically (and without the need to execute any other document) cover the Other Secured Debt Released Collateral for all purposes and Borrower shall simultaneously with such release execute and deliver any and all mortgages, security, security agreements, collateral assignments, financing statements and other documents in order to grant first priority, perfected Liens in such Other Secured Debt Released Collateral.

                    2.4  Single Loan.  The Senior Debt and all of the other
                         -----------
          Obligations of Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation and loan of Borrower secured by all of the Collateral.

                    2.5  Note.  Contemporaneously with the execution of
                         ----
          this Agreement, Borrower shall execute and deliver to Lender a single promissory note in consolidation, amendment and restatement of the promissory notes evidencing the Indebtedness under the Existing Loans and with respect to the Meridian/Federal Payment Amount, in the form attached hereto as Exhibit A (the "Note"). The original principal amount of the Note shall be the sum of (1) the aggregate purchase price paid by Lender for the Existing Loans, plus (2) $3,150,000, plus (3) the Lender Expenses, plus (4), when and to the extent funded by Lender, the Meridian/Federal Payment Amount. All outstanding principal of, and accrued interest on, the Note shall become due and payable, without notice or demand, on the sixth (6th) anniversary date of the Closing Date or such earlier date pursuant to the terms of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement or in any other Loan Documents, from and after the occurrence of an Event of Default, the outstanding principal balance of the Note shall bear interest at the Default Rate until such time as all of the Obligations are paid in full.

                    2.6  Mandatory Payments of Principal and Accrued
                         -------------------------------------------
          Interest on the Note.
          --------------------

                    a.   Borrower shall pay Lender, on or before the tenth
          (1Oth) day of each calendar month, an amount equal to 100% of Cash Flow during the preceding calendar month; provided, however,
                                                         -----------------
          that in the event Borrower has received in excess of $10,000 of Cash Flow at any time, Borrower shall immediately pay all of such Cash Flow to Lender. All such payments shall be applied to accrued interest and then to principal in the priority provided in Section 2.7.
             -----------

                    b. Interest on the outstanding principal balance of the Note shall accrue at the Stated Rate based on a year of 360 days for the actual number of days elapsed, and shall be payable as and when payments out of Cash Flow are made by Borrower as provided in Section 2.6.a. In the event that, for any Fiscal
                      --------------
          Year, Borrower fails to pay Lender accrued interest at a rate of at least five percent (5%) per annum, compounded monthly, based on a year of 360 days for the actual number of days elapsed (the "Annual Minimum Interest Payment"), then Borrower shall make a
           -------------------------------
          further mandatory payment of accrued interest to Lender in an amount equal to such shortfall on or before the thirtieth day after the expiration of such Fiscal Year.

                    c. In addition to the foregoing mandatory payments, Borrower shall pay to Lender, on or before the last day of the applicable calendar month set forth in the following chart, a sufficient amount of principal of, and accrued interest on, the
          Note in order (A) to reduce the then outstanding principal balance of the Note (when combined with all other reductions of principal by Borrower pursuant to this Agreement) by an amount equal to the applicable percentage of the original principal balance of the Note set forth in the following chart ("Applicable Percentage Reduction") and (B) to pay in full the accrued and unpaid interest on the entire outstanding principal balance of the Note as of such last day of such calendar month.

               Calendar Month After Closing Date Applicable ---------------------------------- Percentage
                                                       Reduction
                                                       ----------

                    Last Day of 18th Calendar Month           15%
                    Last Day of 27th Calendar Month           33%
                    Last Day of 36th Calendar Month           50%
                    Last Day of 42nd Calendar Month           67%
                    Last Day of 48th Calendar Month           72.5%
                    Last Day of 54th Calendar Month           80%
                    Last Day of 60th Calendar Month           85%
                    Last Day of 66th Calendar Month           92%
                    Last Day of 72nd Calendar Month          100%


          For example, for illustrative purposes only under this clause c., on or before the end of the 54th calendar month after the Closing Date, Borrower must reduce the original principal balance of the Note by an amount equal to at least 80% of such original principal amount (plus all accrued interest on the entire principal balance of the Note).

                    2.7  Application of Payments.  Prior to the occurrence
                         -----------------------
          of an Event of Default, all payments by Borrower to Lender under the Note, this Agreement or any of the other Loan Documents shall be applied in the following order:

                    (i)  to accrued and unpaid interest on the Senior Debt;

                    (ii) to then due and payable fees and expenses payable
                         to Lender under any of the Loan Documents;

                    (iii) to the then outstanding principal on the Senior Debt.

          From and after the occurrence of an Event of Default, Lender is authorized to, and at its option may, make advances on behalf of Borrower for payment of all fees, expenses, charges, costs, principal and interest incurred by Borrower hereunder when and as Borrower fails to promptly pay any such amounts. At Lender's option and to the extent permitted by law, any advances so made by Lender under this Agreement shall automatically be added to the principal balance of the Note and shall constitute a portion of the Indebtedness evidenced by the Note for all purposes. From and after the occurrence of an Event of Default, Lender shall apply all payments by Borrower to Lender under the Note, this Agreement or any of the other Loan Documents as Lender may determine.

                    2.8  Other Payments.  In addition to the foregoing
                         --------------
          payments by Borrower to Lender on account of the Indebtedness evidenced by the Note, Borrower shall pay Lender any and all cash and cash equivalents as and when received by Borrower from the sale, issuance, conversion, transfer or distribution of Stock of Borrower, or rights, options, warrants or agreements with respect thereto, in excess of $250,000 in the aggregate at any time or from time to time prior to the full payment of the Note and all of the Obligations under this Agreement and the other Loan Documents, including but not limited to cash received from the Permitted Stockholders upon the exercise of the Permitted Stockholder Warrants. Lender shall apply such payments as follows: (i) first, to any interest due and not yet paid under the Note and (ii) then, to the extent of any excess after payment pursuant to clause (i) hereof, (A) in order of maturity, fifty percent (50%) of such excess to the outstanding principal installments under the Note payable under Section 2.6.c hereof
                                                    -------------
          and (B), in inverse order of maturity (without premium or penalty), the remaining fifty percent (50%) of such excess to the next mandatory payment due under Section 2.6.c hereof.
                                           -------------

                    2.9  Maximum Lawful Rate.  Notwithstanding anything to
                         -------------------
          the contrary set forth in this Agreement, if at any time until payment in full of all of the Obligations in respect of the Senior Debt, the Stated Rate and Default Rate, as applicable, exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however,
                                                     --------  -------
          that if at any time thereafter the Stated Rate or the Default Rate, as applicable, is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender paid on account of the Obligations hereunder is equal to the total interest which Lender would have received had the Stated Rate or the Default Rate, as applicable, been (but for the operation of this paragraph) the interest rate payable since the Closing Date. Thereafter, the interest rate payable hereunder shall be the Stated Rate or the Default Rate, as applicable, unless and until the Stated Rate or the Default Rate, as applicable, again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof or the terms of any of the other Loan Documents exceed the amount which Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 2.9,
                                                               -----------
          shall make a final determination that Lender has received interest hereunder or under any of the Loan Documents in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid under the Note, then to the outstanding principal installments of the Note in inverse order of maturity (without premium or penalty), then to other unpaid Obligations and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

                    2.10 Receipt of Payments.  Borrower shall make each
                         -------------------
          payment under this Agreement not later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to Lender's depositary bank as designated by Lender from time to time for deposit in Lender's depositary account.

                    2.11 Optional Prepayment.  Borrower shall have the
                         -------------------
          right at any time, after prior written notice to Lender, to voluntarily prepay all or any portion of the Note, if any, without premium or penalty. Each prepayment shall be accompanied by the payment of accrued and unpaid interest on the amount being prepaid, through the date of prepayment.

                    2.12 No Advances.  Except as set forth in Section
                         -----------                          -------
          2.1.e, Borrower acknowledges and agrees that Lender shall not be
          -----
          obligated to advance any additional funds under the Note, this Agreement, any of the other Loan Documents or otherwise.

                    2.13 Taxes.  Borrower agrees to pay any present or
                         -----
          future Taxes or any other sales, transfer, excise, mortgage recording or property Taxes, charges or similar levies that arise from any payment made under this Agreement or under the Note or other Loan Documents or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Agreement or the Note, the Loan Documents and any other agreements and instruments contemplated hereby and thereby.

                    2.14 Cure and Reinstatement in Chapter 11 Bankruptcy
                         -----------------------------------------------
          Proceeding.  In the event Borrower is a debtor in a bankruptcy
          ----------
          case under Chapter 11 of Title 11 of the United States Code and a plan of reorganization is proposed which seeks to cure and reinstate the obligations under the Note, this Agreement and the other Loan Documents in accordance with 11 U.S.C. Section 1123(d), then Borrower shall, on the effective date of such plan
                   ----
          of reorganization, pay to Lender an amount equal to the sum of
          (i) all scheduled principal payments and mandatory prepayments under the Note, this Agreement and the other Loan Documents required to bring Borrower current on such obligations on the effective date of such plan of reorganization as if the bankruptcy case had not been filed plus (ii) notwithstanding 11
                                             ----
          U.S.C. Section 506(b), the accrued interest (including interest accruing at the Default Rate from and during the existence of a Default or an Event of Default) and fees (including, without limitation, all late fees) that would have accrued or been due and payable under the Note, this Agreement and the other Loan Documents if the bankruptcy case had not been filed plus (iii)
                                                              ----
          notwithstanding 11 U.S.C. Section 506(b), the costs and expenses (including, without limitation, the actual attorneys' fees due to Lender in accordance with any of the Loan Documents whether such fees are incurred before or after the commencement of such case) that would be due and payable if the bankruptcy case had not been filed plus (iv) notwithstanding 11 U.S.C. Section 506(b), an
                ----
          amount equal to the interest that has accrued on the amounts outstanding under clauses (ii) and (iii) of this Section 2.14,
                                                           ------------
          such interest to be calculated in accordance with the Note and this Agreement and to start accruing on the date that each such payment was due and payable in accordance with the Note, this Agreement and the other Loan Documents and continuing until the effective date of such.plan of reorganization.

                    2.15 Access.  Lender and any of its officers, employees
                         ------
          and/or agents shall have the right, exercisable as frequently as Lender determines to be appropriate, during normal business hours to inspect the properties and facilities of Borrower and any of its Subsidiaries and to inspect, audit and make extracts from all of Borrower's and any of its Subsidiaries' records, files and books of account. Borrower shall instruct its and its Subsidiaries' banking and other financial institutions to make available to Lender such information and records as Lender may request.

                    2.16 Indemnity.  Whether or not the transactions
                         ---------
          contemplated hereby shall be consummated, Borrower shall indemnify, defend, pay and hold harmless Lender and any members of Lender and the members, officers, directors, employees and agents of Lender and any members of Lender and any Affiliate of any of the foregoing (collectively, the "Indemnitees") from and
                                                   -----------
          against any and all suits, actions, proceedings, claims, damages, losses, liabilities, obligations, penalties, judgments, disbursements, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements for each Indemnitee, including those incurred upon any appeal, the allocation of in-house legal fees (based on a comparable market rate) and expenses, expenses of engineering, environmental and other consultants in connection with any investigative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, arising from or relating to any of the Existing Loan Transfer Documents, any of the Loan Documents, any of the Indebtedness evidenced thereby or any of the transactions described in, or contemplated by, this Agreement or any of the other Loan Documents or Permitted Stockholder Documents; provided, however, that Borrower shall not be liable for such
          --------  -------
          indemnification to such Indemnitee to the extent that any such suit, action, proceeding, claim, damage, loss, liability, obligation, penalty, judgment, disbursement, cost or expense results from (1) such Indemnitee's gross negligence or willful misconduct, or (2) any claim by any loan broker or finder claiming by, through or under Lender.

          3.   CONDITIONS PRECEDENT
               --------------------

                    3.1  Conditions Precedent to Effectiveness of Lender's
                         -------------------------------------------------
          Obligations Under This Agreement.  Notwithstanding any other
          --------------------------------
          provision of this Agreement and without affecting in any manner the rights of Lender hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Lender shall not be obligated hereunder, unless and until (i) Borrower or the applicable Person shall have executed and delivered to Lender each document referred to in Sections 3.3 and 3.4 and (ii) each of the other conditions
          --------------------
          precedent to the effectiveness of Lender's obligations under this Agreement referred to below shall be satisfied to the satisfaction of Lender, on or before the Closing Date:

                    a. Each of the conditions precedent to the closing of the acquisition of the A.I. Credit Loan, the CRT Loan and the Westrock Loan by Lender which are set forth in each of the Existing Loan Transfer Documents by and between such selling lender and Lender shall have been satisfied to Lender's satisfaction.

                    b.   Each of the conditions precedent to the
          effectiveness of Lender's obligations under this Agreement shall have been satisfied to Lender's satisfaction.

                    c. A valid meeting of the stockholders of Borrower shall have been duly called and held, and the holders of the requisite number of shares of Borrower shall have approved this Agreement, each of the other Loan Documents, the Servicing Agreement (and the documents referenced in such Servicing Agreement), the Permitted Stockholder Documents, the transactions contemplated hereby and thereby and the amendment to the articles of incorporation and bylaws of Borrower as provided in Section
                                                                 -------
          3.1.d hereof, and each of the other matters set forth in the
          -----
          proxy solicitation prepared by Borrower (collectively, the

          "Stockholder Approval").
           --------------------

                    d. The articles of incorporation and bylaws of Borrower shall have been amended and restated, in their entirety (with respect to the articles of incorporation in substantially the form attached hereto as Exhibit F-1) to address, inter alia,
                                      -----------
          the following issues in a manner and form satisfactory to Lender:
          (i) the issuance of the Warrants; (ii) the limitation on change of ownership; (iii) certain bankruptcy remote provisions acceptable to Lender; (iv) the designation of Preferred Stock and the statement of powers, privileges and rights and the qualifications, limitations or restrictions thereof; (v) the Servicing Agreement; (vi) the Permitted Stockholder Documents;
          (vii) taxation of Borrower; (viii) investments by Borrower; (ix) to make the bylaws consistent with the articles of incorporation;
          (x) affiliated transactions; and (xi) such other issues as Lender may determine to address.

                    e. The Limited Partner Settlement Agreement shall have been amended by all of the parties thereto in substantially the form attached hereto as Exhibit G and such amendment shall be
                                      ---------
          finally approved by the courts having jurisdiction thereof.

                    f. The Equity Documents shall have been amended by the parties thereto named on, and in substantially the form of,
          Schedule 4.18 attached hereto.
          -------------

                    g. The Stock Appreciation Rights shall have been cancelled and rendered null and void and a non-qualified stock option plan, in the form attached hereto as Exhibit I (the
                                                      ---------
          "Non-Qualified Stock Option Plan"), shall have been duly
           -------------------------------
          authorized and established by Borrower.

                    h. The Charney Obligations shall have been discharged in accordance with the terms of that certain letter agreement by and between Borrower and Leon Charney, dated September 5, 1995. All Indebtedness of Borrower to Rosenthal & Rosenthal Inc. and (without limiting the foregoing) all obligations under warrants issued to Rosenthal & Rosenthal Inc. for the purchase of Stock of Borrower shall have been discharged in accordance with the terms of that certain letter agreement by and between Borrower and Rosenthal & Rosenthal Inc. dated February 21, 1996.

                    i. Each of the representations and warranties of the Loan Parties contained herein or in any of the Loan Documents shall be true and correct on and as of the Closing Date as though made on and as of such date, except for changes therein permitted or contemplated by this Agreement. Without limiting the foregoing, there shall be no action, claim or proceeding pending or threatened against or affecting Borrower, any of its Subsidiaries, or any Affiliate Partnership, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, in connection with any of the transactions contemplated by this Agreement, the other Loan Documents, the Permitted Stockholder Documents, the Servicing Agreement (and the agreements referred to therein), any of the agreements, modifications or requirements under any of the foregoing or actions taken or to be taken pursuant to any of the foregoing.

                    j. Each of the covenants set forth herein which were to be satisfied as of the Closing Date have been fully satisfied to the satisfaction of Lender.

                    k. No event shall have occurred and be continuing which constitutes or would constitute, with the passage of time or the giving of notice or both, a Default or an Event of Default.

                    l. There shall have occurred no Material Adverse Effect since December 31, 1995.

                    m. Borrower shall have executed and delivered, and caused each of its Subsidiaries to have executed and delivered, to Lender all documents required to have been executed and delivered to Lender upon the execution of this Agreement pursuant to Section 3.3.
             -----------

                    n. Borrower shall have executed and delivered, and caused each of its Subsidiaries to execute and deliver, to Lender all documents required to be executed and delivered to Lender at Closing pursuant to Section 3.4.
                              -----------

                    o. Borrower shall have obtained, and shall have provided Lender with, copies of all consents, licenses, waivers and approvals, in form and substance acceptable to Lender, that are required, or deemed by Lender to be required, in connection with the execution, delivery, performance, validity and enforceability of this Agreement, the Note, the other Loan Documents, the Permitted Stockholder Documents, the amended certificate of incorporation and amended bylaws of Borrower, the Servicing Agreement (and the documents referenced therein), the modification of the Limited Partner Settlement Agreement, the modification of the Equity Documents, the elimination of the Stock Appreciation Rights, the creation of the Non-Qualified Stock Option Plan, the discharge of the Charney Obligations and any transactions or other agreements contemplated under any of the foregoing, and all such consents, licenses and approvals shall be in full force and effect.

                    p.   Borrower shall have delivered to Lender within ten
          (10) days after execution of this Agreement (i) revised Schedule
                                                                  --------
          4.24, in form and substance satisfactory to Lender, which shall
          ----
          list all of the Wrap Loan Documents, (ii) revised Schedule 4.25, in form and substance satisfactory to Lender, which shall list all of the Underlying Loan Documents, (iii) revised Schedule
                                                              --------
          4.27, in form and substance satisfactory to Lender, which shall
          ----
          list all of the Affiliate Partnership Agreements and (iv) revised Schedule A-1 to Schedule A of each of the Security Agreement and
          ------------    ----------
          the Security, Pledge and Guaranty Agreement dated as of March 27, 1996 in connection with the Servicing Agreement, in form and substance satisfactory to Lender and Servicer.

                    q. Borrower shall have delivered a ratification confirming that 100% of the economic interest of the Kearny Associates ground lease has been transferred to Borrower; provided that Borrower shall not be required to record such agreement.

                    3.2  Conditions Precedent to Funding of
                         ----------------------------------
          Meridian/Federal Payment Amount.  Without limiting the generality
          -------------------------------
          of Section 3.1 above, Lender shall, among other things, not be
             -----------
          obligated to fund the Meridian/Federal Payment Amount until such time as each of the conditions precedent to the effectiveness of Lender's obligations under this Agreement shall have been satisfied in accordance with their terms to the satisfaction of Lender.

                    3.3  Deliveries Upon Execution of this Agreement.  Upon
                         -------------------------------------------
          the execution of this Agreement by each of the parties hereto, Borrower shall, and shall cause its Subsidiaries to, deliver, and to the extent applicable, execute and deliver in recordable form, each of the following documents:

                    a.   This Agreement;

                    b.   The Security Agreement;

                    c. Execute and deliver each instrument, document, agreement, security agreement, mortgage, deed of trust, assignment, financing statement or any other document required by Lender in order for Lender to obtain, except with respect to property subject to existing Liens securing Other Secured Debt under and in accordance with Other Secured Debt Documents, a fully perfected first priority Lien, securing all of the Obligations, in and to all of the Collateral described on Schedule A to the Security Agreement.
          ----------

                    d. Borrower and Servicer shall have executed and delivered the Servicing Agreement, the security agreement referenced therein and each of the other documents which are contemplated to be executed and delivered in connection with such Servicing Agreement as set forth therein, each in form and substance satisfactory to Lender.

                    e. Borrower and the Permitted Stockholders shall have executed and delivered each of the Permitted Stockholder Documents other than the Permitted Stockholder Warrant, each in form and substance acceptable to Lender.

                    f. Resolutions of the boards of directors of each Loan Party, certified by the Secretary or Assistant Secretary of such Loan Party, duly adopted and in full force and effect on and as of the date' hereof authorizing (i) the consummation of each of the transactions contemplated by the Note, this Agreement and the other Loan Documents,(ii) specific officers to execute and deliver the Note, this Agreement and the other Loan Documents, subject to Stockholder Approval to the extent provided therein.

                    3.4  Deliveries at Closing.  On the Closing Date,
                         ---------------------
          Borrower shall, and shall cause its Subsidiaries to, deliver, and to the extent applicable, execute and deliver in recordable form, each of the following documents:

                    a.   The Note;

                    b. The Stock Pledge Agreement, duly executed and delivered by Borrower and each Subsidiary owning Stock of Borrower and other Subsidiaries of Borrower.

                    c. Certificates representing the Pledged Shares, defined to in the Stock Pledge Agreement and undated stock powers for such certificates executed in blank.

                    d. Execute and deliver each instrument, document, agreement, security agreement, mortgage, deed of trust, assignment, financing statement or any other document required by Lender in order for Lender to obtain a fully perfected first priority Lien, securing all of the Obligations, in and to all of the Collateral described in the Security Agreement.

                    e. Borrower shall have executed and delivered to the Permitted Stockholders (i) the Permitted Stockholder Warrants,
          (ii) the Preferred Stock pursuant to the Securities Purchase Agreement and (iii) the Common Stock pursuant to the Stock Purchase Agreement.

                    f. Favorable legal opinions of legal counsel to Borrower and the other Loan Parties, in form and substance acceptable to Lender, it being understood that to the extent that such opinions of counsel to the Loan Parties shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance satisfactory to Lender and shall provide that Lender may rely thereon.

                    g. Favorable legal opinions of legal counsel to Borrower acceptable to Lender, which opinions shall be in form and substance acceptable to Lender, with respect to the net operating loss carryforward of Borrower, it being understood that to the extent that such opinions of counsel to the Loan Parties shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance satisfactory to Lender and shall provide that Lender may rely thereon.

                    h. Governmental certificates, dated the most recent practicable date prior to the Closing Date, with telegram updates where available, showing that each Loan Party is organized and in good standing in the jurisdiction of its organization and is qualified as a foreign corporation and in good standing in each jurisdiction in which it is currently doing business.

                    i. Lender shall have received a confirmation letter from Richard A. Eisner & Co. regarding the amount of the net operating loss carryforward of Borrower after giving effect to the transactions contemplated by this Agreement, the other Loan Documents and the Permitted Stockholder Documents, which letter shall be in form and substance acceptable to Lender.

                    j. A copy of the organizational charter and all amendments thereto of each Loan Party, certified as of a recent date by the Secretary of State of the jurisdiction of its organization, and copies of each Loan Party's bylaws, certified by the Secretary or Assistant Secretary of such Loan Party as true and correct as of the Closing Date.

                    k. Acknowledgment copies of proper financing statements (Form UCC-1) duly filed under the Uniform Commercial Code of each jurisdiction as may be necessary or, in the opinion of Lender, desirable to perfect the security interests created by the Security Agreement.

                    l. Certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing the Financing Statements referred to in paragraph (k) above and all
                                              -------------
          other effective financing statements which name Borrower or any of its Subsidiaries (under its present name and any previous name) as debtor and which are filed in the jurisdictions referred to in said paragraph (k), together with copies of such other
                     -------------
          financing statements (none of which shall cover the Collateral purported to be covered by the Security Agreement).

                    m. Title abstracts or title reports with respect to each Wrap Mortgage and each asset included within the Primary Collateral showing that, upon recordation of the documents to be delivered by Borrower at the Closing Date, Lender shall have a perfected, first priority lien in and to all of the Wrap Mortgages and Primary Collateral.

                    n. A certificate of the chief executive officer of Borrower and the chief financial officer of Borrower, satisfactory in form and substance to Lender, stating that, as of the Closing Date, (1) to the best of their knowledge, there has been no Material Adverse Effect since December 31, 1995, (2) each of the representations and warranties of the Loan Parties contained herein or in any of the Loan Documents are correct, in all material respects, on and as of the Closing Date as though made on and as of such date, each of the covenants of the Loan Parties to be performed hereunder, or under any of the other Loan Documents, on or prior to the Closing Date have been fully and timely performed and no event has occurred and is continuing, which constitutes or would constitute a Default or an Event of Default and (3) each of the conditions precedent set forth in this Section 3.1 and Section 3.2 have been satisfied and
               -----------     -----------
          fulfilled.

                    o. Evidence that the insurance policies provided for in Section 6.5 are in full force and effect, certified by the
             -----------
          insurer thereof, together with appropriate evidence showing a loss payable clause in favor of Lender and showing Lender as an additional assured thereunder.

                    p. Certificates of the Secretary or an Assistant Secretary of each Loan Party, dated the Closing Date, as to the incumbency and signatures of the officers of such Loan Party executing this Agreement, the Note, any of the Loan Documents and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                    q. Such additional information and materials as Lender may reasonably request, including, without limitation, copies of any debt agreements, security agreements and other material contracts.

                    3.5  Closing Date.  Provided that each of the
                         ------------
          conditions precedent to Lender's obligations under this Agreement shall have occurred to Lender's satisfaction, the Closing shall occur on or before five (5) Business Days after the date Borrower receives Stockholder Approval; provided however that, in the
                                         -------- -------
          event that the Closing fails to occur, for any reason or for no reason, on or before September 1,1996 or Lender reasonably determines that one or more conditions to the Closing will not occur by such date, then, either Lender or Borrower (provided that Borrower is not in breach of the provisions of this Agreement) shall be entitled to terminate this Agreement by giving written notice to the other party, subject to the rights and remedies of the parties in the event of a breach of the terms and provisions of this Agreement by either party. The closing of the transactions contemplated by this Agreement and each of the other Loan Documents (the "Closing") shall occur at 10:00 A.M. at
                                     -------
          the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036 or such other location in New York City as soon as practicable after the conditions to Closing have been fully satisfied. At the sole election of Lender, Lender may waive all or any portion of the conditions precedent set forth in Sections 3.1 and 3.2 (other than the requirement to
                       --------------------
          obtain the Stockholder Approval), by giving written notice to Borrower.

                    3.6  Payment of Lender Expenses and Break-Up Fee.  In
                         -------------------------------------------
          the event that the Closing fails to occur, for any reason or for no reason, then, Borrower shall pay to Lender all Lender Expenses, provided, that the aggregate amount that Borrower shall pay to Lender for the actual costs and expenses incurred by Lender for Lender Transaction Expenses shall be $100,000.
          Subject to the rights of Lender set forth in Section 9.11, in the
                                                       ------------
          event of a breach by Borrower or any of its Subsidiaries of any of the terms or provisions of this Agreement, in the event that any of the conditions precedent to the effectiveness of Lender's obligations under this Agreement set forth in Section 3.1. are
                                                        ------------
          not satisfied on or before SEPTEMBER 1, 1996 or it is reasonably determined by Lender that any such condition cannot be fulfilled by SEPTEMBER 1, 1996 to the satisfaction of Lender, and this Agreement is terminated, then, Borrower shall also pay to Lender
                                   ----
          an amount equal to $300,000 (the "Break-Up Fee"). In the event that each of the conditions precedent to the effectiveness of Lender's obligations under this Agreement are satisfied to the satisfaction of Lender on or before SEPTEMBER 1, 1996, but, thereafter, a Lender Default occurs, then, no Break-Up Fee shall
                                               ----
          be payable by Borrower to Lender. Borrower and Lender agree that, in the event that the conditions precedent are not satisfied to Lender's satisfaction for reasons other than a breach by Borrower or any of its Subsidiaries of any of the terms and provisions of this Agreement, and the Closing fails to occur, Lender shall be damaged in a manner which is not reasonably capable of calculating at this time, but, the parties hereby agree that the Break-Up Fee is a reasonable approximation of such damages, subject to Lender's rights under Section 9.11. The
                                                    -------------
          aggregate amount of the Lender Transaction Expenses and Break-Up Fee shall be paid by Borrower to Lender in installments as follows: (a) within one hundred eighty (180) days after the earlier of (i) the date that either Lender or Borrower shall terminate this Agreement in accordance with the provisions hereof or (ii) SEPTEMBER 1, 1996, Borrower shall pay to Lender the sum of $200,000, (b) within ninety (90) days after the expiration of such one hundred eighty (180) day period, Borrower shall pay to Lender the sum of $100,000 and (c) within ninety (90) days after the expiration of such ninety (90) day period, Borrower shall pay to Lender the sum of $100,000. If the Closing fails to occur, then all Lender Litigation Expenses, if any, shall be payable by Borrower to Lender upon demand therefor. In order to provide security to Lender for the payment of the Lender Expenses and the Break-Up Fee, upon execution and delivery of this Agreement, the Liens covering the Collateral described in Schedule A to the Security Agreement granted by Borrower thereunder shall secure the payment of the Lender Expenses and the Break-Up Fee, for all purposes, from and after the date hereof.

                    3.7  Obligations of Borrower.  All undertakings,
                         -----------------------
          agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall continue in full force and effect until such time as all of the Obligations have been paid in full in accordance with the terms of the agreements creating such Obligations, at which time the same shall terminate. Borrower shall use Borrower's best efforts to satisfy, and to cause to be satisfied, fully and promptly each of the conditions set forth in Sections 3.1 and 3.2 hereof and to consummate each

                       --------------------
          of the transactions contemplated by this Agreement.  Subject to
          Section 3.8, each of the representations, warranties, covenants
          -----------
          and agreements of Borrower shall be legally binding, enforceable and effective, for all purposes as of the date hereof, regardless of whether the Closing Date occurs, for any reason or for no reason.

                    3.8  Right of Lender to Terminate This Agreement.  In
                         -------------------------------------------
          the event that the Closing Date shall not have occurred on or prior to SEPTEMBER 1, 1996, for any reason or for no reason, Lender may, upon notice to Borrower, terminate all of Lender's obligations hereunder by giving written notice to Borrower; provided, however, that upon any such termination by Lender of
          --------  -------
          Lender's obligations hereunder, Borrower (i) shall be and remain liable to Lender for any damages which Lender may suffer as a result of any breach by Borrower of any obligation under Section
                                                                   -------
          2.16 and (ii) Borrower shall perform the obligations of Borrower
          ----
          set forth in Section 3.6 hereof.
                       -----------

          4.   REPRESENTATIONS AND WARRANTIES
               ------------------------------

                    To induce Lender to execute and deliver this Agreement and the other Loan Documents, each as herein provided for, Borrower hereby makes the following representations and warranties to Lender, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement and as of the Closing Date and shall survive the execution and delivery of this Agreement. Each of the exceptions to and information regarding the following representations and warranties set forth on the Schedules set forth below shall reference the applicable subsections hereof and each of the exceptions and the information set forth thereon shall constitute representations and warranties as if set forth in this Section 4.
                                                                 ---------

                    4.1  Corporate Existence; Compliance with Law.  Except
                         ----------------------------------------
          as set forth on Schedule 4.1 attached hereto, each of Borrower
                          ------------
          and each Subsidiary of Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction set forth in Schedule 4.1 attached hereto, which
                                    ------------
          Schedule lists all jurisdictions where Borrower or any of its Subsidiaries owns or leases property or where the conduct of its business otherwise requires such qualification; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has, or will by the Closing Date have, all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct;
          (v) is in compliance with its certificate or articles of incorporation and bylaws; and (vi) is in compliance with all applicable provisions of Law. Prior to the Closing, Borrower and each of its Subsidiaries shall qualify and be in good standing in each jurisdiction set forth on Schedule 4.1 attached hereto,
                                         ------------
          except as otherwise set forth in Schedule 4.1 to the extent that
                                           ------------
          qualification in a given jurisdiction is, in Borrower's reasonable business judgment, prohibitively expensive.

                    4.2  Executive Offices.  The current locations of
                         -----------------
          Borrower's and each of its Subsidiary's executive offices and principal place of business are set forth in Schedule 4.2
                                                       ------------
          attached hereto.

                    4.3  Subsidiaries.  There currently exist no
                         ------------
          Subsidiaries of Borrower other than as set forth on Schedule 4.3
                                                              ------------
          attached hereto, which Schedule sets forth such Subsidiaries, together with their respective jurisdictions of organization, the authorized and outstanding Stock of each such Subsidiary by class and number and the names of the stockholders of each Subsidiary and their respective holdings, as of the Closing Date. There are no options, warrants, rights to purchase or similar rights covering Stock for any such Subsidiary. Except as set forth in
          Schedule 4.3, neither Borrower nor any Subsidiary is engaged in
          ------------
          any joint venture or partnership with any other Person or has any other equity interest of any kind whatsoever in any Person, except Borrower's interest in such Subsidiary.

                    4.4  Corporate Power; Authorization; Enforceable
                         -------------------------------------------
          Obligations.  The execution, delivery and performance of the Note
          -----------
          by Borrower and its Subsidiaries, this Agreement and the other Loan Documents and all instruments and documents to be delivered by Borrower and its Subsidiaries hereunder and thereunder, to the extent they are parties thereto, and the creation of all Liens provided for herein and therein: (i) are within Borrower's and its Subsidiaries' respective corporate power; (ii) subject to Stockholder Approval (except with regard to the Liens granted in favor of Lender under the Security Agreement covering the Collateral described in Schedule A thereto and the Obligations secured thereby, all of which require only Board approval which has been obtained), have been, or by the Closing Date will be, duly authorized by all necessary or proper corporate action;
          (iii) are not in contravention of any provision of Borrower's or its Subsidiaries' respective certificates or articles of incorporation or bylaws; (iv) will not violate any Law or any order or decree of any court of Governmental Authority; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of Borrower or any of its Subsidiaries other than those in favor of Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except for those consents and approvals listed on
          Schedule 4.4 attached hereto.  At or prior to the Closing Date,
          ------------
          each of the Loan Documents shall have been duly executed and delivered by or on behalf of Borrower or its Subsidiaries, as the case may be, and each shall then constitute a legal, valid and binding obligation of Borrower and of each of its Subsidiaries, to the extent they are parties thereto, enforceable against Borrower and of each of its Subsidiaries, to the extent they are parties thereto, in accordance with its respective terms.

                    4.5  Financial Matters/Liabilities/Material Adverse
                         ----------------------------------------------
          Effect.
          ------

                    a. Each of the balance sheets and other financial information set forth in each of the Form 10-Ks and Form 10-Qs, which were timely filed by Borrower with the SEC in 1993,1994, and 1995, a copy of which has been furnished to Lender prior to the date of this Agreement, was prepared in accordance with GAAP consistently applied throughout the period involved and presents fairly the consolidated financial position of Borrower and its Subsidiaries at such dates and consolidated results of operations and cash flow for the period then ended and for such periods represented thereby.

                    b. The audited consolidated balance sheets as at December 31,1995 and statements of income, retained earnings and cash flows of Borrower and its Subsidiaries for the year ending on December 31,1995, true, correct and complete copies of which have been furnished to Lender prior to the date of this Agreement, have been prepared in conformity with GAAP consistently applied throughout the periods involved and present fairly the consolidated financial position of Borrower and its Subsidiaries, as at the dates thereof, and the consolidated results of operations and cash flows for the period then ended.

                    c. Borrower and its Subsidiaries, as of December 31,1995, directly or indirectly, had no Indebtedness, liabilities under Title IV of ERISA, material contracts (including without limitation long term leases or commitments) or any liabilities, fixed or contingent, in excess of $10,000, other than as set forth on Schedule 4.5.c attached hereto, which are not reflected
                   --------------
          in the consolidated balance sheet of Borrower and its Subsidiaries or the notes thereto.

                    d.   Schedule 4.5.d sets forth a true and complete list
                         --------------
          of all liabilities of Borrower and its Subsidiaries (whether fixed or contingent, choate or inchoate) in excess of $10,000 as of December 31, 1995, including without limitation, all existing Indebtedness, or liabilities under Title IV of ERISA of Borrower or any of its Subsidiaries. Since December 31,1995, neither Borrower nor any of its Subsidiaries has incurred any liability out of the ordinary course of business.

                    e. There has been no Material Adverse Effect, and to the best of Borrower's knowledge, no action or event threatened or pending which could result in a Material Adverse Effect, since December 31,1995, except as set forth in Schedule 4.5.e attached
                                                   --------------
          hereto. No dividends or other distributions have been declared, paid or made upon any shares of capital Stock of Borrower or any of its Subsidiaries nor have any shares of capital Stock of Borrower or any of its Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by Borrower or any of the Subsidiaries since December 31, 1995.

                    f. Borrower and the Federal Deposit Insurance Corporation have entered into the agreement described on Schedule
                                                                   --------
          4.5.f.
          -----

                    4.6  Borrower's Ownership of Property; Liens.  Each of
                         ---------------------------------------
          Borrower or any of its Subsidiaries owns, and has provided Lender with evidence that it holds, good and marketable fee simple title to all of its Real Estate and good, valid and marketable leasehold interests in its Leases and good and marketable title to, or valid leasehold interests in, all of its other properties and assets and none of its properties and assets including, without limitation, the Real Estate and Leases is subject to any Liens, except (i) Permitted Encumbrances, (ii) the Liens in favor of third party lenders (other than Liens securing Other Secured Debt pursuant to, and in accordance with, the Other Secured Debt Documents), all of which from and after Closing shall be subject and subordinate to Lender's Liens, and Servicer's Liens to the extent provided in the Collateral Documents and the security agreement(s) executed by and between Borrower and Servicer, and
          (iii) from and after the Closing Date, the Liens in favor of Lender pursuant to the Collateral Documents and Servicer pursuant to the security agreement(s) executed in connection with the Servicing Agreement; and each of Borrower and its Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect its right, title and interest in and to all such property. All real property owned or leased by Borrower and its Subsidiaries is set forth on Part One of Schedule 4.6. Neither
                                                   ------------
          Borrower nor any of its Subsidiaries owns any other real property or is lessee or lessor under any Leases other than as set forth therein. Part One of Schedule 4.6 hereto sets forth
                                ------------
          all Leases of real property held by Borrower or any Subsidiary as lessee and Part Two of Schedule 4.6 sets forth all Leases of real
                                 ------------
          property held by Borrower or any Subsidiary as lessor together with information regarding the commencement date, termination date, renewal options (if any) and annual base rents for the term of each of the Leases. Each of such Leases is valid and enforceable in accordance with its terms and is in full force and effect. Borrower has delivered to Lender true and complete copies of each of such Leases (and all amendments and modifications thereto) and all documents affecting the rights or obligations of Borrower or any Subsidiary which is a party thereto, including, without limitation, any non-disturbance and recognition agreements, subordination agreements, attornment agreements and agreements regarding the term or rental of any of the leases. Except as set forth in Schedule 4.6, neither Borrower
                                             ------------
          nor the applicable Subsidiary nor any other party to any such Lease is in default of its obligations thereunder or has delivered or received any notice of default under any such Lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default by Borrower or any of its Subsidiaries under any such lease. Neither Borrower nor any of its Subsidiaries owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by Borrower or any of its Subsidiaries. No portion of any Real Estate has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its original condition.

                    4.7  Affiliate Partnerships' Ownership of Property;
                         ----------------------------------------------
          Liens.
          -----

                    a. Each Affiliate Mortgage Partnership owns good and marketable fee simple title to all of its Partnership Real Estate and good, valid and marketable leasehold interests in the Partnership Leases (a true and complete list of which is set forth on Schedule 4.7), and good and marketable title to, or
                   ------------
          valid leasehold interests in, all of its other properties and assets. None of the properties and assets of the Affiliate Mortgage Partnerships, including, without limitation, the Partnership Real Estate and Partnership Leases is subject to any Liens, except (i) Permitted Encumbrances, or (ii) the Liens evidenced by the Underlying Mortgages or the Wrap Mortgages.

                    b. To the best of Borrower's knowledge after due investigation, each Affiliate Non-Mortgage Partnership owns good and marketable fee simple title to all of its Partnership Real Estate and good, valid and marketable leasehold interests in its Partnership Leases, and good and marketable title to, or valid leasehold interests in, all of its other properties and assets. None of the properties and assets of the Affiliate Non-Mortgage Partnerships, including, without limitation, the Partnership Real Estate and Partnership Leases is subject to any Liens, except (i) Permitted Encumbrances or (ii) the Liens evidenced by the Underlying Mortgages.

                    c. Each Affiliate Partnership has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Affiliate Partnership's right, title and interest in and to its Partnership Real Estate and Partnership Leases. No Affiliate Partnership owns any other Partnership Real Estate or is lessee or lessor under any Partnership Leases other than as set forth on Schedule 4.7. Part
                                                        ------------
          One of Schedule 4.6 sets forth all Partnership Leases in which
                 ------------
          such Affiliate Partnership is tenant and Schedule 4.7 sets forth
                                                   ------------
          all Partnership Leases in which such Affiliate Partnership is landlord, together with information regarding the commencement date, termination date, renewal options (if any) and annual base rents for the term of the Partnership Lease. Each of such Partnership Leases is valid and enforceable in accordance with its terms and is in full force and effect. No Affiliate Partnership nor any other party to any such Partnership Lease is in default of its obligations thereunder or has delivered or received any notice of default under any such Partnership Lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such Partnership Lease. Except for certain purchase option rights granted to certain tenants (which are not Affiliates of Borrower, any Other Entity or any Affiliate Partnership) set forth in the lease agreements between the Affiliate Partnerships and such tenants with respect to certain Partnership Real Estate (true, correct and complete copies of which have been provided to Lender), no Affiliate Partnership owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any Partnership Real Estate or Partnership Lease. No portion of any Partnership Real Estate or any real property covered by any Partnership Lease has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its original condition.

                    4.8  Other Transactions, Agreements and Liens.  Except
                         ----------------------------------------
          as set forth in Schedule 4.8, no Person (including, without
                          ------------
          limitation, none of the Other Entities) (i) has any option, right of first refusal or other contractual right to purchase, acquire, sell, assign, or dispose of any Real Estate, Lease, Partnership Real Estate, Partnership Lease or any other asset, property or right of Borrower, any Subsidiary of Borrower or any Affiliate Partnership, or (ii) has the right to receive any payment, commission, finder's fee or other Compensation from Borrower, any Subsidiary of Borrower or any Affiliate Partnership or (iii) is owed any Indebtedness by Borrower, any Subsidiary of Borrower or Affiliate Partnership or (iv) is the owner of any Lien covering any Real Estate, Lease, Partnership Real Estate, Partnership Lease or any other asset, property or right of Borrower, any Subsidiary of Borrower or any Affiliate Partnership.

                    4.9  No Material Default.   None of Borrower, any of
                         -------------------
          its Subsidiaries or, to the best of Borrower's knowledge, any Affiliate Partnership is in default or has received notice from any Person alleging the existence of a default, nor is any third party in default in any material respect, under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected. No Default or Event of Default has occurred and is continuing.

                    4.10 No Burdensome Restrictions.  No contract, lease,
                         --------------------------
          agreement or other instrument to which Borrower or any of its Subsidiaries or any Affiliate Partnership is a party or any of its respective assets is bound and no provision of Law has a Material Adverse Effect, or, insofar as Borrower can reasonably foresee, may have a Material Adverse Effect.

                    4.11 Labor Matters.  There are no strikes or other
                         -------------
          labor disputes against Borrower or any of its Subsidiaries or any Affiliate Partnership pending or, to Borrower's knowledge, threatened. Except as set forth in Schedule 4.11, there are no
                                              -------------
          lawsuits, arbitration proceedings or grievances filed by any employee of Borrower, any of its Subsidiaries or any of the Affiliate Partnerships against Borrower, any of its Subsidiaries or any of the Affiliate Partnerships. Hours worked by and payment made to employees of Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from and all pending claims for payment asserted against Borrower or any of its Subsidiaries or any Affiliate Partnership on account of employee health and welfare insurance or for any other compensation, have been paid or accrued as a liability or reserves created on the books of Borrower, such Subsidiary or such Affiliate Partnership. None of Borrower, any of its Subsidiaries or any Affiliate Partnership is a party to, or has any obligation under, any collective bargaining agreement or other labor agreement. There is no organizing activity involving Borrower or any of its Subsidiaries or any Affiliate Partnership pending or threatened by any labor union or group of employees. There are no representation proceedings pending or threatened with the National Labor Relations Board, and no labor organization or group of employees of Borrower or any of its Subsidiaries or any Affiliate Partnership has made a pending demand for recognition. There are no lawsuits, complaints or charges against Borrower, any of its Subsidiaries or any of the Affiliate Partnerships pending or threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to, the employment or termination of employment of any individual by Borrower, any of its Subsidiaries or any of the Affiliate Partnerships. Except as set forth on
          Schedule 4.11 attached hereto, there are no employment,
          -------------
          consulting or management agreements (other than the Servicing Agreement) covering management of Borrower, any of its Subsidiaries or any Affiliate Partnership. A true and complete copy of each such agreement, with any amendments or supplements thereto, has been furnished to Lender.

                    4.12 Investment Company Act.  Neither Borrower nor any
                         ----------------------
          Subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The funding of the Note by Lender, the application of the proceeds and repayment thereof by Borrower and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not violate any Law, including, without limitation, any provision of such Act or any rule, regulation or order issued by the SEC thereunder.

                    4.13 Margin Regulations.  Neither Borrower nor any of
                         ------------------
          its Subsidiaries owns any "margin security," as that term is defined in Regulation G (12 C.F.R. Part 207) and "margin stock," as that term is defined in Regulation U (12 C.F.R. Part 221) of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and the proceeds of the Note shall be
           ---------------------
          used only for the purposes contemplated hereunder. The Note has not been, and will not be, used, directly or indirectly, for the purpose of purchasing or carrying any margin security or margin stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or margin stock or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Federal Reserve Board. Borrower will not take or permit any agent acting on its behalf to use proceeds of the Note, directly or indirectly, or take any other action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board or the Securities and Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder.

                    4.14 Taxes.  Except as set forth on Schedule 4.14, all
                         -----                          -------------
          federal, state, local and foreign Tax returns, reports, forms, estimates, information returns and statements ("Returns")
                                                          -------
          required to be filed prior to the date hereof by Borrower, its Subsidiaries and the Affiliate Partnerships have been, and Returns required to be filed between the date hereof and the Closing Date, shall be, timely filed with the appropriate Governmental Authority (except where the only reason for filing such Return in a particular jurisdiction is that one or more limited partner(s) of an Affiliate Partnership reside in such jurisdiction), including without limitation any consolidated, combined or similar Return and all Taxes and other impositions shown and to be shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. All such Returns are true and accurate in all material respects. Each of Borrower, its Subsidiaries and the Affiliate Partnerships has paid when due and payable all Taxes required to be paid by it. All additional Taxes claimed by any Governmental Authority with respect to any such Return have been paid as of the date hereof (together with interest and any fine or penalty), other than Taxes which are being contested in good faith and which are set forth on Schedule 4.14 hereto. No tax liability has been
                       -------------
          asserted by the IRS or any state or local authority against Borrower, any of its Subsidiaries or any Affiliate Partnerships. Proper and accurate amounts have been withheld by Borrower, its Subsidiaries and the Affiliate Partnerships from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. Schedule 4.14 sets forth, for each of Borrower, its
                     -------------
          Subsidiaries and the Affiliate Partnerships, those taxable years for which its tax returns are currently being audited by the IRS or any other applicable Governmental Authority and information regarding any other tax proceeding involving Borrower, any of its Subsidiaries or the Affiliate Partnerships. Except as described in Schedule 4.14 hereto, neither Borrower nor any of its
             -------------
          Subsidiaries nor any Affiliate Partnership has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Taxes. There are no Liens for any Tax on the assets of Borrower, any of its Subsidiaries or Affiliate Partnerships. To the knowledge of Borrower, no claim has been made by any Governmental Authority where Returns are not filed that any of Borrower, its Subsidiaries or Affiliate Partnership may be subject to taxation. Neither Borrower nor any of its Subsidiaries nor any Affiliate Partnership has any agreement or consent pursuant to IRC Section 341(f). None of the property owned by Borrower or any of its Subsidiaries or any Affiliate Partnership is property which such entity is required to treat as being owned by any other Person pursuant to the provisions of Section 168(fl(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). Except as set forth on Schedule 4.14 hereto, neither Borrower nor any of
                          -------------
          its Subsidiaries nor any Affiliate Partnership has ever agreed or has been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise. Except as set forth on Schedule 4.14 hereto, neither Borrower nor
                                 -------------
          any of its Subsidiaries nor any Affiliate Partnership has any obligation under any written tax sharing agreement. Except as reflected on Schedule 4.14, none of Borrower, its Subsidiaries or
                       -------------
          Affiliate Partnerships has made or is obligated to make, or will as a result of any covenant connected with the transactions contemplated by this Agreement become obligated to make any "excess parachute payment" as defined in IRC Section 280G (with regard to subsection (b)(4) thereof).

                    4.15 ERISA.
                         -----

                    a.   Schedule 4.15 lists all Plans maintained or
                         -------------
          contributed to by Borrower and its Subsidiaries and all Qualified Plans maintained or contributed to by any ERISA Affiliate with the past six (6) years. Neither Borrower nor any Subsidiary nor any ERISA Affiliate now maintains or contributes to, or has within the last six (6) years maintained or contributed to any Title IV Plan, Multiemployer Plan, any multiple employer plan subject to Section 4064 of ERISA, funded or unfunded Pension Plan or Retiree Welfare Plan.

                    b. Each Qualified Plan has been determined by the IRS pursuant to IRS Revenue Procedure 93-39 to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred which could cause the loss of such qualification or tax-exempt status.

                    c. Each Plan, and Borrower, each of its Subsidiaries and each ERISA Affiliate in connection with each Plan, are in compliance in all material respects with the applicable provisions of ERISA, the IRC, the Family and Medical Leave Act of 1993 and all other applicable provisions of federal, state and local law governing employee benefits including the filing of reports required under the IRC or ERISA, all of which are true and correct in all material respects as of the date filed, and with respect to each Plan, all required contributions and benefits have been paid in accordance with the provisions of each such Plan.

                    d. There are no pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened claims, actions or lawsuits (other than non-material claims for benefits in the normal course), asserted or instituted against (i) any Plan or its assets, (ii) any fiduciary with respect to any Plan or (iii) Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan.

                    e. Neither Borrower nor any of its Subsidiaries has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan, which would subject Borrower, any of its Subsidiaries or any ERISA Affiliate (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

                    f.   Except as set forth on Schedule 4.15, no liability
                                                -------------
          under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

                    4.16 No Litigation.  Except as set forth on Schedule
                         -------------                          --------
          4.16 hereto, no action, claim or proceeding is now pending or, to
          ----
          the knowledge of Borrower, threatened against or affecting Borrower, any of its Subsidiaries, or any Affiliate Partnership, or any of their respective assets at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, nor to the knowledge of Borrower does a state of facts exist which is reasonably likely to give rise to any such action, claim, investigation or proceeding. None of the matters set forth on Schedule 4.16 questions the validity of this
                       -------------
          Agreement or any of the other Loan Documents or any action taken or to be taken pursuant hereto or thereto, or would have either individually or in the aggregate a Material Adverse Effect.

                    4.17 Brokers.  Except as set forth on Schedule 4.17
                         -------                          -------------
          (which broker set forth on such Schedule shall be paid by Borrower), no broker or finder acting on behalf of Borrower brought about the obtaining, making or closing of the loans made pursuant to this Agreement and Borrower has no obligation to any Person except as set forth on Schedule 4.17 in respect of any
                                        -------------
          finder's or brokerage fees in connection with the transactions contemplated by this Agreement or otherwise.

                    4.18 Outstanding Stock; Options; Warrants, Etc.
                         ------------------------------------------

                    a.   Schedule 4.18 sets forth a true, complete and
                         -------------
          correct list of all authorized, issued and outstanding Stock (including treasury shares) of Borrower and all other outstanding rights, options, warrants or agreements pursuant to which Borrower (1) may be required to issue or sell any Stock or other equity security or (2) may affect, in any way whatsoever, the redemption, conversion, issuance, cancellation or ownership of or subscription for any of the Stock of Borrower. All such shares of Stock issued and outstanding have been duly and validly issued, fully paid and nonassessable and free of preemptive rights. Also set forth on Schedule 4.18 is a true, complete and
                                     -------------
          correct list of any and all Stock Appreciation Rights and Equity Documents. Other than as set forth on Schedule 4.18 there are no
                                                 -------------
          other rights, options, warrants or agreements with respect to the Stock of Borrower.

                    b. On the Closing Date all issued and outstanding shares of Stock will be duly and validly issued, fully paid and non-assessable and free of preemptive rights.

                    c. The authorized capital stock of each of the Subsidiaries of Borrower is set forth on Schedule 4.18 attached
                                                   -------------
          hereto. All such outstanding shares of Stock of such Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and are free of preemptive rights. On the date hereof, none of the Subsidiaries of Borrower have, and on the Closing Date none of the subsidiaries of Borrower shall have, outstanding any securities convertible into or exchangeable for its Stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Stock.

                    4.19 Patents, Trademarks, Copyrights and
                         -----------------------------------
          Licenses.  None of Borrower or any of its Subsidiaries owns
          --------
          licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names. Borrower and its Subsidiaries conduct their respective businesses without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement would not have a Material Adverse Effect.

                    4.20 Intentionally Omitted.
                         ---------------------

                    4.21 Environmental Protection.  Except as set forth in
                         ------------------------
          Schedule 4.21, to the best of Borrower's knowledge, all Real
          -------------
          Estate owned and leased pursuant to the Leases by Borrower or any of its Subsidiaries and all Partnership Real Estate owned and leased pursuant to the Partnership Leases is free of material contamination any substance, material or waste regulated under the Environmental Laws, including, without limitation, any asbestos, pcb, radioactive substance, methane, organics, industrial solvents, petroleum, petroleum products, lead or any other material, substance or waste which has in the past or could at any time in the future cause or constitute a health, safety, or environmental hazard or impairment to any Person or property ("Hazardous Substances"). To the best of Borrower's knowledge,
            --------------------
          none of Borrower, any of its Subsidiaries or any of the Affiliate Partnerships has caused or suffered to occur any material discharge, disposal, spillage, uncontrolled loss, seepage, or filtration of Hazardous Substances in violation of the Environmental Laws (a "Spill") at, under, from or within any Real
                                 -----
          Estate or Partnership Real Estate owned or leased by any such Person. To the best of Borrower's knowledge, none of Borrower, any of its Subsidiaries or any of the Affiliate Partnerships is involved in operations or activities which could lead to the imposition of any material Environmental Liabilities or Lien on any Real Estate or Partnership Real Estate or on any such Person or any owner of any premises occupied by such Person under the Environmental Laws and none of Borrower, any of its Subsidiaries nor any of the Affiliate Partnerships permitted any tenant or occupant of such premises to engage in any such activity.

                    4.22 Real Estate Mortgages.  Schedule 4.22 hereto sets
                         ---------------------   -------------
          forth with respect to any Real Estate or Partnership Real Estate
          (i) the amount of existing Indebtedness secured by a Lien on each property, (ii) the current monthly payment of interest and principal in respect of such Indebtedness, and (iii) the current interest payable in respect of such Indebtedness. Neither Borrower nor any Affiliate Partnership is in default of its obligations under any such Indebtedness nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such Indebtedness.

                    4.23 Existing Loan Documents.  Borrower has delivered
                         -----------------------
          to Lender true, correct and complete copies of all of the Existing Loan Documents. Each of the Existing Loans and Existing Loan Documents are genuine and Borrower had authority and capacity to contract with respect to such Existing Loan Document and the Existing Loan Documents are legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms. Each of the Existing Loans and Existing Loan Documents has continuously been in compliance with all applicable Laws concerning such Existing Loans, including, but not limited to, all state and federal usury laws. All Liens purported to be created by or arising under the Existing Loan Documents have been duly and validly created, perfected and recorded, and constitute a fully perfected first Lien on the property described therein, subject only to the Permitted Encumbrances. No default or event of default (or other event which, with the passage of time, the giving of notice, or both, would constitute an event of default) has occurred with respect to or under any of the Existing Loan Documents.

                    4.24 Wrap Notes and Wrap Mortgages.
                         -----------------------------

                    a. Borrower has delivered to Lender true, correct and complete copies of all of the Wrap Notes and the Wrap Mortgages.
          Schedule 4.24 hereto sets forth (i) a true, correct and complete
          -------------
          list of each Wrap Note and Wrap Mortgage owned or held by Borrower, (ii) the amount of existing Indebtedness evidenced by such Wrap Note and secured by a Lien of the Wrap Mortgage, (iii) the current monthly payment of interest and principal under such Wrap Note, (iv) the current interest payable in respect of such Wrap Note, (v) the maturity date of the Indebtedness evidenced by the Wrap Note, (vi) the discounted payoff schedule and the discounted payoff amount with respect to each Wrap Note as of December 31, 1995 and (vii) a description and explanation of the methodology utilized by Borrower to calculate the discounts set forth in clause (vi).

                    b. Borrower is the legal and beneficial owner and holder of 100% of each of the Wrap Notes and the other Wrap Loan Documents, (i) each of which constituting Primary Collateral (except as described on Exhibit B hereto) is free and clear of any and all Liens, other than the Liens to be granted in favor of Lender, and (ii) each of the other Wrap Notes and the other Wrap Loan Documents is free and clear of any and all Liens, except the Liens set forth on Schedule 4.24 hereto. Each of the Wrap Notes
                             -------------
          and Wrap Mortgages are genuine and all Obligors thereunder had authority and capacity to contract to become such Obligors and are currently obligated on each Wrap Note and Wrap Mortgage as they appear to be from such documents. Each of the Wrap Loan Documents has continuously been in compliance with all applicable Laws concerning such Wrap Notes and the form, content and manner of preparation and execution of the Wrap Loan Documents, including, but not limited to, all state and federal usury laws. All Liens purported to be created by or arising under the Wrap Loan Documents have been duly and validly created, perfected and recorded, and constitute a fully perfected second Lien on the property described therein, subject only to the first lien of the applicable Underlying Mortgage and to the Permitted Encumbrances. The Wrap Notes, the Wrap Mortgages and the Wrap Loan Documents are legal, valid and binding obligations of the Obligors thereunder enforceable in accordance with their terms. No default or event of default (or other event which, with the passage of time, the giving of notice, or both, would constitute an event of default) has occurred with respect to or under any of the Wrap Loan Documents.

                    4.25 Underlying Notes and Underlying Mortgages.
                         -----------------------------------------

                    a. Borrower has delivered to Lender true, correct and complete copies of all of the Underlying Notes and the Underlying Mortgages. Schedule 4.25 hereto sets forth (i) a true, correct
                      -------------
          and complete list of each Underlying Note and Underlying Mortgage executed by any Affiliate Partnership, (ii) the amount of existing Indebtedness evidenced by such Underlying Note and secured by a Lien of the applicable Underlying Mortgage, (iii) the current interest rate and the current monthly payment of interest and principal under such Underlying Note, (iv) the current interest payable in respect of such Underlying Note, (v) the maturity date of the Indebtedness evidenced by the Underlying Note, (vi) any prepayment rights under each Underlying Note, and
          (vii) any prepayment premium or penalty under each Underlying
          Note.

                    b. Each of the Underlying Notes and Underlying Mortgages are genuine and all Obligors thereunder had authority and capacity to contract to become such Obligors and are currently obligated on each Underlying Note and Underlying Mortgage as they appear to be from such documents. Each of the Underlying Loan Documents has continuously been in compliance with all applicable Laws concerning such Underlying Notes and the form, content and manner of preparation and execution of the Underlying Loan Documents, including, but not limited to, all state and federal usury laws. All Liens purported to be created by or arising under the Underlying Loan Documents have been duly and validly created, perfected and recorded, and constitute a fully perfected first Lien on the property described therein, subject only to the Permitted Encumbrances. The Underlying Notes, the Underlying Mortgages and the Underlying Loan Documents are legal, valid and binding obligations of the Obligors thereunder enforceable in accordance with their terms. Except as set forth on Schedule 4.25, no default or event of default (or
                       -------------
          other event which, with the passage of time, the giving of notice, or both, would constitute an event of default has occurred with respect to or under any of the Underlying Loan Documents.

                    4.26 Investor Notes.
                         --------------

                    a. Borrower has delivered to Lender true, correct and complete copies of all of the Investor Notes and the other Investor Loan Documents. Schedule 4.26 hereto sets forth (i) a
                                    -------------
          true, correct and complete list of each Investor Note owned or held by Borrower, any Subsidiary of Borrower or any Affiliate Partnership, (ii) the amount of outstanding principal balance of such Investor Note as of the date set forth on such Schedule,
          (iii) the accrued interest due under such Investor Note as of the date set forth on such Schedule, (iv) whether such Investor Note has been pledged to any lender, and if so, the name of such lender and the amount of such loan, and (v) the name of the Obligor under such Investor Note. Each of the Investor Notes are secured by the pledge by the maker of such Investor Note of not less than all of such maker's initial right, title and interest in and to the limited partnership set forth in Schedule 4.26 in
                                                         -------------
          which such maker is a limited partner.

                    b.   Except as set forth on Schedule 4.26, Borrower is
                                                -------------
          the legal and beneficial owner and holder of 100% of each of the Investor Notes and the other Investor Loan Documents, free and clear of any and all encumbrances, other than the Liens granted in favor of Lender.

                    4.27 Affiliate Partnerships.  Set forth on Schedule
                         ----------------------                --------
          4.27 is a true, correct and complete list of (i) each Affiliate
          ----
          Partnership and (ii) each Affiliate Partnership Agreement. Each Affiliate Partnership was duly formed as a limited partnership under the laws of the state of its formation, and has all requisite partnership power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Borrower is the sole general partner in each of the Affiliate Partnerships. There are no amendments, modifications or supplements to any of the Affiliate Partnership Agreements which are not reflected on Schedule 4.27.
                                     -------------

                    4.28 Limited Partnership Interests.
                         -----------------------------

                    a.   Set forth on Schedules 4.27 and 4.28 is a true,
                                      -----------------------
          correct and complete list of (i) each Limited Partnership Interest, (ii) the limited partnership agreement, together with all amendments, modifications and supplements thereto, related to each Limited Partnership Interest,(such agreement, the "Limited
                                                                  -------
          Partnership Agreement"), (iii) the date Borrower acquired such
          ---------------------
          Limited Partnership Interest and (iv) the total amount of distributions received by Borrower or any Affiliate of Borrower with respect to such Limited Partnership Interests during calendar years 1994,1995 and 1996 year to date.

                    b. Borrower has no obligation to contribute any additional amounts, or pay any amounts, with respect to any Limited Partnership Interest or any of the limited partnerships related thereto, other than with respect to the following: (1)
                           ----------------------------------------
          the deficit make-up obligation of Borrower and each of the other Limited partners as set forth in each Limited Partnership Agreement, (2) any liability of Borrower, as a limited partner, to make a capital contribution to such limited partnership which arises solely under the applicable limited partnership law and not from the terms of the applicable Limited Partnership Agreement,(3) any distributions received by Borrower, as a limited partner with respect to any Limited Partnership Interest, from any such limited partnerships which are subject to recall pursuant to applicable limited partnership law and (4) the obligations set forth on Schedule 4.28. Borrower has not received
                                   -------------
          any notice or demand with respect to any obligations that it may have as described in clauses (1) through (4) of this Section
                                                               -------
          4.28.b.
          ------

                    4.29 GP Fees/General Partner Advances/Limited
                         ----------------------------------------
          Partnership Loans.  Set forth on Schedule 4.29 is a true, correct
          -----------------                -------------
          and complete list of (i) all GP Fees, set forth for each Affiliate Partnership, which have accrued during, and/or have been received by, Borrower or any Affiliate of Borrower during calendar years 1994,1995 and 1996 year to date, (ii) all loans and other advances made by Borrower to any Affiliate Partnership since the inception of such Affiliate Partnership which have not been paid in full or otherwise fully satisfied by such Affiliate Partnership and (iii) all loans and other advances made by any Affiliate Partnership to Borrower since the inception of such Affiliate Partnership which have not been satisfied or paid in full by Borrower.

                    4.30 Assets of Borrower Pledged to Secure Other Secured
                         --------------------------------------------------
          Debt.  Schedule 4.30 is a true, correct and complete list of all
          ----   -------------
          of the assets and properties of Borrower or any Subsidiary of Borrower which are pledged to secure any of the Other Secured Debt.

                    4.31 Securities Acts.  None of Borrower, any of its
                         ---------------
          Subsidiaries or Affiliate Partnerships has issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other federal Law or, to the best of Borrower's knowledge, any state blue sky laws and is not and has not been in violation of any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended or any state blue sky laws.
          None of Borrower, any of its Subsidiaries or Affiliate Partnerships is required to qualify any indenture under the Trust Indenture Act of 1939, as amended, in connection with the execution and delivery of the Note, this Agreement and the other Loan Documents.

                    4.32 Governmental Regulation.  Except as set forth on
                         -----------------------
          Schedule 4.32, none of Borrower, any of its Subsidiaries or any
          -------------
          of the Affiliate Partnerships is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Interstate Commerce Act or to any federal or state Laws limiting its ability to incur Obligations.

                    4.33 No Operating Subsidiaries.  None of the
                         -------------------------
          Subsidiaries of Borrower owns any assets or have any operations, other than PSC and DVC. Each of the assets owned by PSC and DVC is set forth on Schedule 4.33 attached hereto.
                          -------------

                    4.34 Non-Settling Stockholders.  Schedule 4.34 sets
                         -------------------------   -------------
          forth a true, correct and complete list of each of the Stockholders of Borrower which "opted out" and did not join in the Shareholder Settlement Agreement.

                    4.35 Non-Settling Limited Partners.  Schedule 4.35 sets
                         -----------------------------   -------------
          forth a true, correct and complete list of each of the limited partners of any Affiliate Partnerships which "opted out" and did not join in the Limited Partner Settlement Agreement.

                    4.36 Non-Settling Partnerships.  Schedule 4.36 sets
                         -------------------------   -------------
          forth a true, correct and complete list of each of the Affiliate Partnerships which "opted out" and did not join in the Limited Partner Settlement Agreement.

                    4.37 Settlement Agreement Obligations.  Each of
                         --------------------------------
          Borrower, each of the Subsidiaries of Borrower, each of the Affiliate Partnerships and each of the other parties thereto has performed (to the extent required to be performed as of the date hereof), and continues to perform (to the extent such obligations continue to be performed after the date hereof), each of its obligations under, or set forth in, (i) the Limited Partner Settlement Agreement, (ii) the Shareholder Settlement Agreement and (iii) the other settlement agreements described on Schedule
                                                                 --------
          4.37.  To the best of Borrower's knowledge, no default or event
          ----
          of default exists under the Limited Partner Settlement Agreement or the Shareholder Settlement Agreement.

                    4.38 Full Disclosure.  No information contained in this
                         ---------------
          Agreement, the other Loan Documents, the financial information described in Section 4.5 or any written statement furnished by or
                       -----------
          on behalf of Borrower or its Subsidiaries pursuant to the terms of this Agreement or in Borrower's Form 10-K dated December 31, 1994 or in Borrower's Form 10-Q dated September 30,1995 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.


          5.   FINANCIAL STATEMENTS AND INFORMATION
               ------------------------------------

                    5.1  Reports and Notices.  Borrower covenants and
                         -------------------
          agrees that from and after the date hereof and, if there is a Closing, from and after the Closing Date, until all Obligations are paid in full, it shall deliver to Lender:

                    a. Within thirty (30) days after the end of each fiscal month (or, with respect to January and February of each calendar year, within sixty (60) days after the end of such fiscal months), (i) a copy of the unaudited consolidated balance sheets of Borrower and its Subsidiaries as of the end of such month and the related consolidated statements of income and list of cash receipts and disbursements for that portion of the Fiscal Year ending as of the end of such month, and (ii) a report of the Cash Flow for the previous fiscal month, setting forth the amount of Cash Flow generated by each asset or property constituting a source of such Cash Flow.

                    b. Within forty-five (45) days after the end of each fiscal quarter, (i) a copy of the unaudited consolidated balance sheets of Borrower and its Subsidiaries as of the close of such quarter and the related consolidated statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such quarter, (ii) a copy of the unaudited consolidated statements of income of Borrower and its Subsidiaries for such quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments) and accompanied by the certification of the chief executive officer or chief financial officer of Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments), the consolidated financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries as at the end of such quarter and for the period then ended, and that there was no Event of Default under this Agreement in existence as of such time and (iii) a report of the Cash Flow for the previous fiscal quarter, setting forth the amount of Cash Flow generated by each asset or property constituting a source of such Cash Flow.

                    c. Within ninety (90) days after the close of each Fiscal Year, a copy of the annual audited consolidated and consolidating financial statements of Borrower and its Subsidiaries, consisting of consolidated balance sheets and consolidated and consolidating statements of income and retained earnings and cash flows, setting forth in comparative form in each case the consolidated figures for the previous fiscal year, which financial statements shall be prepared in accordance with GAAP, certified (only with respect to the consolidated financial statements) by the independent certified public accountants regularly retained by Borrower, and accompanied by (i) a report from such accountants to the effect that in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default under this Agreement had occurred and (ii) a certification of the chief executive officer and chief financial officer of Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial position, the consolidated and consolidating results of operations and the consolidated and consolidating statements of cash flows of Borrower and its Subsidiaries as at the end of such year and for the period then ended, that no Default or Event of Default under this Agreement or the other Loan Documents, or default or event of default under the Permitted Stockholder Documents or the Servicing Agreement (and agreements referred to therein), occurred during such year or during the period then ended and that no Default or Event of Default under this Agreement or the other Loan Documents, or default or event of default under the Permitted Stockholder Documents or the Servicing Agreement (and agreements referred to therein), then exists.

                    d. Within forty-five (45) days after the close of each Fiscal Year, a report of the Cash Flow for the previous Fiscal Year, certified by the chief financial officer of Borrower, setting forth the amount of Cash Flow generated by each asset or property constituting a source of such Cash Flow and setting forth whether Borrower has paid to Lender the Annual Minimum Interest Payment during such prior Fiscal Year.

                    e. As soon as practicable, but in any event within two (2) Business Days after Borrower becomes aware of the existence of any Default or Event of Default under this Agreement or the other Loan Documents, or any default or event of default under the Permitted Stockholder Documents or the Servicing Agreement (and agreements referred to therein), or any development or other information which could or could reasonably be expected to have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or Event of Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five (5) days in accordance with the notice provisions of Section 9.10 hereof.
                               ------------

                    f. If requested by Lender in connection with any sale, assignment, transfer, mortgage, hypothecation, or pledge of all or any portion of Lender's rights and obligations under the Senior Debt, the Note, this Agreement, and the other Loan Documents in accordance with the provisions of Section 9.1.c or
                                                         ----------------
          9.1.d, or any proposal to do so, Borrower shall execute and
          -----
          deliver to Lender within fifteen (15) days of each request, for the benefit of each Financial Institution holding a Lien in any portion of the Senior Debt and any participant in any portion of the Senior Debt, an estoppel certificate, executed by the chief executive officer and chief financial officer of Borrower, certifying as to the following: (i) the then current outstanding principal balance of the Note; (ii) the then accrued and unpaid interest on the Note; (iii) whether a Default or Event of Default has occurred and is continuing under any of the Loan Documents;
          (iv) that, as of the date of such estoppel certificate, Borrower, on behalf of itself and its Affiliates, hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Lender, its members, officers, directors, employees, agents, attorneys and their respective Affiliates from any and all liabilities, claims, demand, actions or causes or actions of any kind whatsoever (if any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown that any one or more of them now have or ever had against the holder of any of the Existing Loans against Lender or Financial Institution, its members, officers, directors, employees, agents, attorneys and their respective Affiliates arising under or in connection with any of the Existing Loans, the Existing Loan Documents, the Existing Loan Transfer Documents, the Loan Documents or otherwise and (v) such other information as may be reasonably requested by Lender.

                    g. If requested by Lender, copies of all federal, state, local and foreign Tax returns and reports in respect of income, franchise or other Taxes on or measured by income (excluding sales, use of like taxes) filed by Borrower or any of its Subsidiaries.

                    h. All notices, reports and other information which is provided to, or by, Servicer under the Servicing Agreement shall also be provided to Lender. In addition, Borrower shall within five (5) days provide to Lender such other information respecting Borrower's or any of its Subsidiaries' business, financial condition or prospects as Lender may, from time to time, request.

                    5.2  Communication with Accountants.  Borrower
                         ------------------------------
          authorizes Lender to communicate directly with its independent certified public accountants and tax advisors and authorizes those accountants to disclose to Lender any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower and any of its Subsidiaries. At or before the Closing Date, Borrower shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this
          Section 5.2.
          -----------


          6.   AFFIRMATIVE COVENANTS
               ---------------------

                    Borrower, in its individual capacity and in its capacity as the general partner of each of the Affiliate Partnerships, covenants and agrees that, unless Lender shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

                    6.1  Maintenance of Existence and Conduct of
                         ---------------------------------------
          Business.  Subject to the second sentence of this Section 6.1,
          --------                                          -----------
          Borrower shall, and shall cause each of its Subsidiaries to: (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its trademarks and trade names, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (d) transact business only in such names set forth on Schedule 6.1, or such other names as Borrower
                             ------------
          or any Subsidiary of Borrower shall specify to Lender in writing not less than thirty (30) days prior to the first date such name is used by Borrower or any Subsidiary of Borrower.

                    6.2  Payment of Obligations.  Borrower shall, and shall
                         ----------------------
          cause each of its Subsidiaries, to use their respective available cash flows from all sources to: (i) if prior to Closing, (a) first, pay and discharge or cause to be paid and discharged all amounts then due and payable, in accordance with its Indebtedness, including, without limitation, the obligations with respect to the Restricted Debt, as and when due and payable; and,
          (b) second, pay and discharge or cause to be paid and discharged promptly all other obligations of Borrower as they become due and payable; and (ii) if after Closing, (a) first, pay and discharge or cause to be paid and discharged all amounts then due and payable, in accordance with its Obligations under this Agreement and the other Loan Documents, (b) second, pay and discharge or cause to be paid and discharged all amounts then due and payable, in accordance with its Indebtedness, including, without limitation, the obligations with respect to the Restricted Debt, as and when due and payable, and (c) third, pay and discharge or cause to be paid and discharged promptly all other obligations of Borrower as they become due and payable.

                    6.3  Books and Records.  Borrower shall, and shall
                         -----------------
          cause each of its Subsidiaries to, keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP and on a basis consistent with the financials referred to in Section 4.5 hereof.
                                                        -----------

                    6.4  Litigation.  Borrower shall notify Lender in
                         ----------
          writing, promptly upon learning thereof, of any litigation commenced against or by Borrower and/or any of the Subsidiaries and/or any of the Affiliate Partnerships, and of the institution against any of them of any case, lawsuit, zoning (or other land use) hearing or proceeding, arbitration proceeding, equitable proceeding, administrative proceeding or other proceeding.

                    6.5  Insurance.  Borrower shall, and shall cause each
                         ---------
          of its Subsidiaries and each Affiliate Partnership to, maintain insurance covering, without limitation, fire, theft, burglary, public liability, property damage, workers' compensation, insurance on all property and assets, all in amounts customary for the financial services industry and under policies issued by insurers and pursuant to policies satisfactory to Lender and in any event in compliance with any insurance requirements under any Loan Documents or any other agreements and, from and after the Closing Date, with a lender's loss payable clause for the benefit of Lender. Borrower shall, and shall cause each of its Subsidiaries and each Affiliate Partnership to, pay all insurance premiums payable by them. Borrower shall, and shall cause each of its Subsidiaries and each Affiliate Partnership to, provide to Lender, copies of all termination, modification and other notices sent by policy issuers in respect of the foregoing insurance policies.

                    6.6  Compliance with Law.  Borrower shall, and shall

                         -------------------
          cause each of its Subsidiaries and each of the Affiliate Partnerships, to comply with all Laws applicable to each of them and their respective properties and operations, including, without limitation, ERISA, those regarding the collection, payment and deposit of employees' income, unemployment and social security taxes and those relating to environmental matters.

                    6.7  Agreements.  Borrower shall, and shall cause each
                         ----------
          of its Subsidiaries and each of the Affiliate Partnerships to, perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including, without limitation, any leases to which any such entity is a party, including without limitation, the Shareholder Settlement Agreement and the Limited Partner Settlement Agreement. Borrower shall not and shall cause each of its Subsidiaries and each of the Affiliate Partnerships not to, terminate or modify in any manner adverse to any such entity any provision of any agreement to which it is a party.

                    6.8  Supplemental Disclosure.  From time to time as may
                         -----------------------
          be necessary (in the event that such information is not otherwise delivered by Borrower to Lender pursuant to this Agreement), so long as there are Obligations outstanding hereunder, Borrower will supplement each Schedule or representation herein with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided, however, that such
                                       --------  -------
          supplement to such Schedule or representation shall not be deemed an amendment thereof unless otherwise consented to by the Lender in writing.

                    6.9  Employee Plans.
                         --------------

                    a. With respect to other than a Multiemployer Plan, for each Qualified Plan hereafter adopted or maintained by Borrower, any of its Subsidiaries or any ERISA Affiliate, Borrower shall (i) seek, or cause its Subsidiaries or ERISA Affiliates to timely seek, and receive determination letters from the IRS to the effect that such Qualified Plan is qualified within the meaning of Section 401(a) of the IRC; and (ii) from and after the adoption of any such Qualified Plan, timely cause such plan to be qualified within the meaning of Section 401(a) of the IRC and to be administered in all material respects in accordance with the requirements of ERISA and the IRC.

                    b. With respect to each Plan hereafter adopted or maintained by Borrower, any of its Subsidiaries or any ERISA Affiliate, Borrower shall comply, or cause its Subsidiaries or ERISA Affiliates to comply, with the applicable provisions of ERISA, the IRC, the Family and Medical Leave Act of 1993 and all other applicable provisions of federal, state and local law governing employee benefits.

                    c. Upon request by Lender, promptly and in any event within thirty (30) days after the filing thereof by Borrower, any of its Subsidiaries or any ERISA Affiliate, Borrower shall furnish to Lender a copy of each annual report (Form 5500 Series, including Schedule B thereto) with respect to each Plan.

                    d. Promptly and in any event within thirty (30) days after receipt thereof, Borrower shall furnish to Lender a copy of any adverse notice, determination letter, ruling or opinion Borrower, any of its Subsidiaries or any ERISA Affiliate receives from the PBGC, DOL or IRS with respect to any Qualified Plan.

                    e. Promptly and in any event after receipt of written notice of commencement thereof, Borrower shall furnish to Lender notice of any action, suit or proceeding before any court or other governmental authority affecting Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan.

                    f. Promptly and in any event within thirty (30) days after notice or knowledge thereof, Borrower shall furnish to Lender notice that Borrower, any of its Subsidiaries or any ERISA Affiliate becomes subject to the tax on prohibited transactions imposed by Section 4975 of the IRC, together with a copy of Form 5330.

                    6.10 SEC Filings; Certain Other Notices.  Borrower
                         ----------------------------------
          shall furnish to Lender (i) promptly after the filing thereof with the SEC and any stock exchange, a copy of each report, notice or other filing, if any, by Borrower with the SEC or any stock exchange and (ii) a copy of each written communication received by Borrower from, or delivered by Borrower to, (1) the SEC or any stock exchange or (2) any holder of publicly held subordinated debt of Borrower, in each case promptly after each such receipt or delivery or (3) any holder of any Stock of Borrower.

                    6.11 Refinancing of Underlying Notes.  Borrower has
                         -------------------------------
          informed Lender that Borrower intends to actively seek to refinance the Underlying Notes in order to maximize the generation of Cash Flow. Accordingly, Borrower shall engage Servicer, pursuant to the terms of the Servicing Agreement, and shall direct Servicer to use commercially reasonable efforts to actively seek to refinance the Underlying Notes listed on
          Schedule 6.11 as soon as reasonably practicable upon terms
          -------------
          reasonably acceptable to Borrower.

                    6.12 Sale of Certain Assets.  Borrower has informed
                         ----------------------
          Lender that Borrower intends to actively seek to sell certain assets of Borrower in order to maximize the generation of cash flow. Accordingly, Borrower shall engage Servicer, pursuant to the terms of the Servicing Agreement, and shall direct Servicer to use commercially reasonable efforts to actively seek to obtain offers to purchase, as soon as reasonably practicable upon terms reasonably acceptable to Borrower, (1) the Limited Partnership Interests, (2) the Leases, and (3) the Real Estate. At least fifteen (15) days prior to consummation of any such asset sale, Borrower shall give to Lender notice of such sale, setting forth the terms of the proposed transaction.

                    6.13 Collection of Investor Notes.  Borrower shall use
                         ----------------------------
          Borrower's best efforts to collect the amounts owing under each of the Investor Notes and the other Investor Loan Documents. Until the Obligations are paid in full and provided that Millennium performs its obligations to Borrower in accordance with the terms of the Millennium Agreement, Borrower shall continue to engage Millennium, pursuant to the Millennium Agreement to use commercially reasonable efforts to collect the Investor Notes. In the event that, in accordance with the terms of the Millennium Agreement, Borrower is entitled to, and does, terminate the Millennium Agreement, then, Borrower shall be
                                              ----
          entitled to replace Millennium with a Person which is not an Affiliate of Borrower or any Other Entity and to execute and deliver with such Person an agreement to replace the Millennium Agreement, in each case, subject to the prior written consent of Lender. Without limiting the foregoing, Borrower shall use Borrower's best efforts to enforce any and all remedies available to Borrower under each of the Investor Loan Documents in connection with the collection of the Indebtedness evidenced by the Investor Loan Documents, provided, however, that, if Borrower
                                       --------  -------
          elects to foreclose the Liens securing any Investor Note, then,
                                                                    ----
          Borrower shall not take beneficial or legal title to any of the collateral securing such Investor Note if (1) the Obligor under such Investor Note is a limited partner in a limited partnership, and (2) any real property owned by such limited partnership is encumbered by a Wrap Mortgage.

                    6.14 Leases; New Real Estate.
                         -----------------------

                    a.   Subject to Section 7.22, Borrower shall provide,
                                    ------------
          or shall cause the applicable Subsidiary or Affiliate Partnership to provide, access to Lender to review, at the offices of Borrower during normal business hours, true, correct and complete copies of all leases of real property or similar agreements (and all amendments thereto) entered into by Borrower or any Subsidiary or any Affiliate Partnership after the date hereof, whether as lessor or lessee. At the request of Lender, Borrower shall provide to Lender copies of any lease documentation so requested, from time to time. Borrower shall comply, and shall cause each of its Subsidiaries and each of the Affiliate Partnerships to comply, in all material respects with all of its and their obligations under all Leases and all Partnership Leases, as the case may be, now existing or hereafter entered into by it or them with respect to, real property. Borrower shall, or shall cause the appropriate Subsidiary and each Affiliate Partnership to, (i) provide Lender with a copy of each notice of default received or given by Borrower or such Subsidiary or any Affiliate Partnership under any such lease immediately upon receipt of any such notice and deliver to Lender a copy of each notice of default sent by Borrower or such Subsidiary or any Affiliate Partnership under any such lease simultaneously with its delivery of such notice under such lease;
          (ii) notify Lender, not later than thirty (30) days prior to the date of the expiration of the term of any such lease, of its intention either to renew or not renew any such lease, and, if Borrower or such Subsidiary or any Affiliate Partnership shall intend to renew such lease, the terms and conditions of such renewal lease; (iii) notify Lender at least fourteen (14) days prior to the date Borrower or such Subsidiary or any Affiliate Partnership takes possession of or becomes liable under any new leased premises or lease, whichever is earlier; (iv) obtain and deliver to Lender a non-disturbance agreement, in form and substance satisfactory to Lender, prior to entering into any new lease covering any Real Estate.

                    b. From time to time at the request of Lender, Borrower and its Subsidiaries shall execute a first priority Mortgage (subordinate only to such mortgages as are necessary to permit Borrower or such Subsidiary to purchase such Real Estate) in favor of Lender covering any Real Estate and Leases now or hereafter owned or held by Borrower or its Subsidiaries, in form and substance satisfactory to Lender, and provide Lender with title insurance satisfactory to Lender covering such Real Estate or Lease in an amount equal to the purchase price of such Real Estate (or in the case of a material Lease, the amount reasonably requested by Lender) as well as a current ALTA survey thereof, together with a surveyor's certificate in form and substance satisfactory to Lender.

                    6.15 Environmental Matters.  Borrower shall and shall
                         ---------------------
          cause each of its Subsidiaries and each of the Affiliate Partnerships to (i) comply in all material respects with the Environmental Laws applicable to it, (ii) notify Lender promptly after knowledge in the event of any activity or condition on or affecting the Real Estate that could reasonably give rise to Environmental Liabilities including any Spill upon any Real Estate, and (iii) promptly forward to Lender a copy of any order, notice, permit, application, or any other communication or report received by Borrower or any of its Subsidiaries in connection with any such activities, conditions or Spill or any other matter relating to the Environmental Laws as they may affect the Real Estate or Partnership Real Estate. Borrower shall indemnify Lender and hold Lender harmless from and against any loss, liability, damage, or expense, including attorneys' fees, suffered or incurred by Lender, whether or not as mortgagee in possession, or as successor in interest to Borrower or any of its Subsidiaries or any Affiliate Partnership as owner or lessee of any premises owned or occupied by Borrower or any of its Subsidiaries or any Affiliate Partnership by virtue of foreclosure or acceptance in lieu of foreclosure (i) under or on account of or arising from the Environmental Laws or any Environmental Liabilities, including the assertion of any Lien thereunder; (ii) with respect to any Spill affecting such premises, whether or not the same originates or emanates from such premises or any contiguous real estate, including any loss of value of such premises as a result of a Spill; (iii) with respect to any Environmental Liabilities, including any liability for personal injury or property damage arising under any statutory or common law tort theory and including, without limitation, damages assessed for the maintenance of public or private nuisance of the carrying on of an abnormally dangerous activity at or near any Real Estate or Partnership Real Property; and (iv) with respect to any other Environmental Liabilities and Costs with respect to any other matter affecting such premises within the jurisdiction of any federal, state, or municipal official administering the Environmental Laws. In the event of any activity, condition or Spill adversely affecting any premises owned, used or occupied by Borrower or any of its Subsidiaries or any Affiliate Partnership, whether or not the same originated or emanates from such premises or any contiguous real estate, and if Borrower or such Subsidiary or any Affiliate Partnership shall fail to comply with any of the requirements of the Environmental Laws, if required to do so under the applicable lease, Lender may, but shall not be obligated to, give such notices or cause such work to be performed or take any and all actions deemed necessary or desirable to remedy such Spill or cure such failure to comply and any amounts paid as a result thereof, together with interest thereon at the Default Rate, shall be immediately due and payable by Borrower and, until paid, shall be added to the Obligations. The provisions of this Section 6.15 shall apply whether or not any Governmental Authority including any federal agency or any state or local environmental agency, has taken or threatened any action in connection with any Spills or the presence of Hazardous Substances or any non-compliance with or violation of Environmental Laws or permits issued thereunder.

                    6.16 Taxes.  Borrower shall, and cause its Subsidiaries
                         -----
          and the Affiliate Partnerships to, duly and timely file all federal, state, local and foreign Returns required to be filed by Borrower, its Subsidiaries and the Affiliate Partnerships with the appropriate Governmental Authority including without limitation any consolidated, combined or similar Return and all Taxes and other impositions shown thereon to be due and payable. Borrower shall pay, and shall cause its Subsidiaries and the Affiliate Partnerships to pay, when due and payable all Taxes required to be paid by it. Without limiting the foregoing, Borrower shall, as soon as reasonably practicable, cause to be filed all Returns listed on Schedule 4.14 as not having been
                                      -------------
          filed, and cause all Taxes payable by it in respect of such Returns to be paid if and when due.

                    6.17 Cooperation.  In addition to, and not in
                         -----------
          limitation of, Borrower's other obligations hereunder, from the date hereof through the Closing Date, Borrower will (i) advise Lender immediately, in reasonable detail, of the occurrence of
          (A) any Material Adverse Effect, (B) any material change in the composition of the Collateral, and (C) any default or event of default with respect to any Indebtedness of Borrower or any of its Subsidiaries, or any Default or Event of Default under this Agreement, the other Loan Documents, the Permitted Stockholder Documents or the Servicing Agreement (and any agreements referred to therein) and (ii) cooperate fully with Lender's requests for information and documentation and assurances concerning, inter
                                                                   -----
          alia, the Collateral and the satisfaction of the conditions
          ----
          precedent to Lender's obligations hereunder and under the other Loan Documents.

                    6.18 Stockholder Approval
                         --------------------

                    a.   Stockholder Meeting.  Borrower shall cause a
                         -------------------
          meeting of its stockholders to be duly called and held in accordance with applicable laws to consider and vote upon, among other things, this Agreement and each of the other Loan Documents, the Servicing Agreement (and the documents referenced in such Servicing Agreement), the Permitted Stockholder Documents, the transactions contemplated hereby and thereby and the amendment to the articles of incorporation and bylaws of Borrower as provided in Section 3.1.c and 3.1.d.
                                  -----------------------

                    b.   Proxy Material.  In connection with Borrower's
                         --------------
          stockholders' meeting referred to in Section 6.18.a, Borrower
                                               --------------
          will prepare a preliminary proxy statement and will file the same with the SEC and will use its best efforts to respond to the comments of the SEC and to cause the definitive proxy statement to be mailed to stockholders, all at the earliest practical time. Borrower shall consult with Lender in connection with the preparation and filing of the preliminary and definitive proxy statements. Borrower will notify Lender promptly of the receipt of the comments of the SEC, and of any request by the SEC for amendments to the preliminary proxy statement or for additional information and will supply Lender with copies of all correspondence between Borrower or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the preliminary proxy statement. If at any time prior to the stockholders' meeting, any event should occur relating to Borrower which in the opinion of counsel for Borrower should be set forth in an amendment of the definitive proxy statement, the Borrower will promptly prepare and mail such amendment; provided that prior to such mailing the Borrower shall consult with Lender with respect to such amendment and shall afford Lender reasonable opportunity to comment thereon.

                    c.   Proxy Materials and Disclosure.  Borrower hereby
                         ------------------------------
          represents and warrants to Lender that the information contained in the definitive proxy statement will not, at the date the definitive proxy statement is first mailed to stockholders, and will not, as the definitive proxy statement is then amended, at the date of the stockholders' meeting referred to in Section
                                                               -------
          6.18.a, or at the Closing Date contain any statement which, at
          ------
          the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

                    d.   Proxy Indemnification by Borrower.  Borrower
                         ---------------------------------
          agrees to indemnify and hold harmless Lender, each member of Lender, and any member, shareholder, officer, director, principal, employee, agent or Affiliate of any of the foregoing (individually, a "Lender Entity" and, collectively, the "Lender
                            -------------                          ------
          Entities"), from and against any losses, claims, damages or
          --------
          liabilities, joint or several, to which any Lender Entity may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the definitive proxy statement, or (ii) the omission or alleged omission to state in the definitive proxy statement a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Lender Entity for any legal or other expenses reasonably incurred by each Lender Entity in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Borrower will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Borrower by or on behalf of Lender for use with reference to Lender in preparation of the definitive proxy statement. This indemnity will be in addition to any liability which Borrower may otherwise have.

                    6.19 Equity Documents.  Borrower shall use its best
                         ----------------
          efforts to cause the conversion into common stock of the outstanding convertible securities and warrants set forth as Equity Documents on Schedule 4.18.
                              -------------


          7.   NEGATIVE COVENANTS
               ------------------

                    Borrower, in its individual capacity and in its capacity as general partner of each of the Affiliate
          Partnerships, covenants and agrees that, without Lender's prior written consent, from and after the date hereof and until the Termination Date:

                    7.1  Mergers, Etc.  Neither Borrower nor any Subsidiary

                         ------------
          of Borrower shall directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form any Subsidiary.

                    7.2  Investments; Loans and Advances.  Except as
                         -------------------------------
          otherwise permitted by Section 7.3 or 7.4 hereof, Borrower shall
                                 ------------------
          not and shall not permit any Subsidiary of Borrower to make any investment in, or make or accrue loans or advances of money to, lend money to, any Person, through the direct or indirect holding of securities or otherwise, or purchase or acquire, directly or indirectly, any stock, obligations or securities of, or any other interest in, or make any capital contribution or advance to, any Person (including, without limitation, any Affiliate Partnership) or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract or hold any cash or cash equivalents; provided, that Borrower and its Subsidiaries
                               --------
          may make and own investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof; (ii) commercial paper maturing no more than one year from the date of creation thereof and at the time of their acquisition having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) certificates of deposit, maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; and (iv) Affiliate Partnerships in the form of Indebtedness of such Affiliate Partnerships, not to exceed $25,000 per Affiliate Partnership at any one time outstanding (which funds shall be used by such Affiliate Partnership to pay accounts payable of such Affiliate Partnership arising in the ordinary course of business of such Affiliate Partnership and payable to Persons which are not Affiliates of Borrower, any of Borrower's Subsidiaries, any Other Entity or such Affiliate Partnership).

                    7.3  Indebtedness.
                         ------------

                    a. Borrower shall not and shall not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, or any other liabilities, except (i) Indebtedness
                                                  ------
          secured by Liens permitted under Section 7.14 hereof, (ii) the
                                           ------------
          Note, (iii) all deferred taxes, (iv) intercompany debt to Borrower, (v) Indebtedness owing to Servicer under the Servicing Agreement, (vi) accounts payable (not an Indebtedness) incurred by any Loan Party in the ordinary course of business payable to bona fide third parties which are not Affiliates of any Loan Party or any Other Entity, and (vii) Indebtedness listed on
          Schedule 7.3.
          ------------

                    b. Except as otherwise expressly permitted by Sections 6.11, 6.12, 6.13 and 7.20 hereof, Borrower shall not and
          ----------------------------------
          shall not permit any Subsidiary of Borrower (i) to sell or transfer, either with or without recourse, any properties or assets, of any nature whatsoever (tangible or intangible, real or personal, whether now owned or acquired in the future), or (ii) engage in any sale-leaseback or similar transaction involving any of such properties or assets.

                    7.4  Employee Loans.  Borrower shall not and shall not
                         --------------
          permit any Subsidiary of Borrower to make or accrue any loans or other advances of money to any employee of Borrower or such Subsidiary; provided, however, that Borrower shall be entitled to
                      --------  -------
          lend up to $1,500, in the aggregate, to non-executive employees of Borrower.

                    7.5  Capital Structure.  Borrower shall not, and shall
                         -----------------
          not permit any Subsidiary of Borrower to, issue or agree to issue any of their respective authorized but not outstanding shares of Stock (including treasury shares) except as permitted by the Permitted Stockholder Documents. Borrower shall not make or permit any Subsidiary of Borrower to make any changes in its capital structure (including, without limitation, in the terms of its outstanding Stock), amend its certificate of incorporation or bylaws, or make or permit any Subsidiary of Borrower to make any changes in any of its business objectives, purposes, or operations, except as required hereunder.

                    7.6  No Change in Fiscal Year.  Borrower shall not
                         ------------------------
          change its Fiscal Year without the consent of Lender.

                    7.7  Restricted Payments.  Borrower shall not declare
                         -------------------
          any dividend, incur any liability to make any other payment or distribution of cash or other property or assets in respect of Borrower's Stock or on account of the purchase, redemption or other retirement of Borrower's Stock or any other payment or distribution made in respect thereof, either directly or indirectly.

                    7.8  No Restrictions on Subsidiary Distributions to
                         ----------------------------------------------
          Borrower.
          --------
          Borrower shall not, and shall not permit any of its Subsidiaries directly or indirectly to, create or otherwise cause or suffer to exist or become effective any consensual Lien or restriction of any kind on the ability of any such Subsidiary to: (i) pay dividends or make any other distribution of any of such Subsidiary's capital stock owned by Borrower or any Subsidiary of Borrower, (ii) pay any Indebtedness owed to Borrower or any other Subsidiary of Borrower, (iii) make loans or advances to Borrower or any Subsidiary of Borrower or (iv) transfer any of its properties or assets to Borrower or any Subsidiary of Borrower.

                    7.9  Disposal of Subsidiary Stock.  Borrower shall not,
                         ----------------------------
          and shall not permit any of its Subsidiaries directly or indirectly to, sell, assign, pledge, otherwise encumber, grant any Lien on or dispose of any shares of Stock in Borrower or any such Subsidiary, including warrants, rights, or options to acquire shares or other equity securities of any of its Subsidiaries, except as permitted in connection with the Permitted Stockholder Documents or in the Pledge Agreement.

                    7.10 Maintenance of Business.  Borrower shall not and
                         -----------------------
          shall not permit any Subsidiary of Borrower to engage in any business other than the business currently engaged in by Borrower or such Subsidiary.

                    7.11 Transactions with Affiliates or Other
                         -------------------------------------
          Entities.  Borrower shall not and shall not permit any Subsidiary
          --------
          of Borrower to enter into or be a party to any transaction (or series of transactions) with any Affiliate of Borrower or such Subsidiary or any Other Entity, other than the existing agreements by and between Borrower and K.M. Realty Corporation (true, correct and complete copies of which have been provided to Lender), which agreements with K.M. Realty Corporation shall not be amended or modified without the prior written consent of Lender.

                    7.12 Management/Servicing Fees.  Except for the
                         -------------------------
          Servicing Agreement, Borrower shall not and shall not permit any Subsidiary of Borrower to enter into any agreement or transaction to pay to any Person any servicing or management fee based on or related to Borrower's or any of its Subsidiaries' operating performance or income or any percentage thereof, or pay any servicing or management fee to an Affiliate of Borrower or a Subsidiary of Borrower.

                    7.13 Guaranteed Indebtedness.  Borrower shall not, and
                         -----------------------
          shall not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of Borrower or such Subsidiary in the ordinary course of business, and (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower or any Subsidiary of Borrower if the primary obligation is permitted by this Agreement.

                    7.14 Liens.  Borrower shall not, and shall not permit
                         -----
          any Subsidiary of Borrower to, create, incur, assume, suffer, or permit any Lien on any of its properties or assets (real or personal, tangible or intangible) whether now owned, or hereafter acquired, except:

                    a. Presently existing or hereafter created Liens in favor of Lender;

                    b.   Permitted Encumbrances;

                    c. The Liens granted to the holders of the Other Secured Debt in property of Borrower, none of which constitutes a portion of the Primary Collateral; and

                    d.   The Liens listed on Schedule 7.14 attached hereto.
                                             -------------

                    7.15 No Negative Pledge.  Neither Borrower nor any
                         ------------------
          Subsidiary of Borrower shall enter into or assume any agreement prohibiting the creation or assumption of any Lien upon its properties or assets (real or personal, tangible or intangible), whether now owned or hereafter acquired.

                    7.16 Payment or Modification of Restricted Debt.
                         ------------------------------------------

                    a. Borrower shall not, and shall not permit any of its Subsidiaries to, make any payments on, or with respect to any Restricted Debt, including any payments in redemption or repurchase thereof, except mandatory payments of principal, interest, fees and expenses required by the terms of the agreement governing or instrument evidencing such Indebtedness. Borrower shall not, and shall not permit any Subsidiary of Borrower to, amend, supplement or otherwise modify any of the provisions of the Restricted Debt Documents or Existing Loan Documents, provided however, that Borrower shall be entitled to
          (1) modify the Existing Loans, as contemplated by this Agreement and (2) extend the time to make any payment under any of the Restricted Debt and/or extend the maturity date for such Indebtedness, provided however that the Indebtedness evidenced by such Restricted Debt is not increased, the interest rate with respect to the Indebtedness is not increased and no other changes are made to the loan documents evidencing such Indebtedness, including but not limited to an acceleration of, or increase in, debt service with respect to the Indebtedness.

                    b. Borrower may, at its election, modify the Westrock Loan and the Westrock Loan Documents prior to the Closing in order to obtain an extension beyond June 30,1996 of the agreement described on Schedule 7.16.b and to retain the discount described
                       ---------------
          therein, provided, that as a condition precedent to any such modification, such modification shall be made solely in accordance with the terms and conditions set forth on Schedule
                                                                --------
          7.16.b.
          ------

                    7.17 Cancellation of Indebtedness.  Borrower shall not
                         ----------------------------
          and shall not permit any Subsidiary of Borrower to cancel any claim or Indebtedness owing to it, other than compromises and settlements of Investor Notes by Borrower in the exercise of Borrower's reasonable business judgment.

                    7.18 Capital Expenditures.  Borrower shall not, and
                         --------------------
          shall not permit any of its Subsidiaries to, make any Capital Expenditures that, in the aggregate, shall exceed $10,000 for the period from and after the date hereof through and including December 31,1996 and for each calendar year thereafter.

                    7.19 Lease Obligations.  Borrower shall not and shall
                         -----------------
          not permit any of its Subsidiaries to incur any obligation to pay for any tenant inducements or tenant improvements with respect to any real property owned by Borrower or any of its Subsidiaries without the prior written consent of Lender.

                    7.20 Sales of Assets.  Except as otherwise provided in
                         ---------------
          Sections 6.11, 6.12 and 6.13, Borrower shall not, and shall not
          ----------------------------
          permit any Subsidiary of Borrower to, sell, transfer, lease, sublease, assign, convey or otherwise dispose of any assets or properties (real or personal, tangible or intangible), whether now owned or hereafter acquired (or agreed to do any of the foregoing at a future time); provided, however that prior to an
                                       --------- -------
          Event of Default the foregoing shall not prohibit (i) sales of surplus or obsolete equipment and fixtures and (ii) transfers in exchange for fair value approved by Lender resulting from any casualty or condemnation of assets or properties.

                    7.21 Acquisition of Assets.  Without the prior written
                         ---------------------
          consent of Lender, Borrower shall not and shall not permit any Subsidiary of Borrower to buy, purchase or acquire (or execute any agreement or contract to buy, purchase or acquire), (i) any tract of real property, (ii) any leasehold estate or (iii) any other asset or property (whether personal, real, tangible or intangible property).

                    7.22 Leases.  Without the prior written consent of
                         ------
          Lender, neither Borrower nor any Subsidiary of Borrower shall execute and deliver (i) any new Lease covering real property or
          (ii) any amendment or modification to any existing Lease or (iii) any sublease or assignment of any Lease.

                    7.23 Events of Default.  Borrower shall not and shall
                         -----------------
          not permit any Subsidiary of Borrower to take or omit to take any action, which act or omission would constitute (i) a default or an event of default pursuant to, or noncompliance with any of, the terms of any of (a) this Agreement and the Other Loan Documents or (b) the Underlying Loan Documents, or (c) the Wrap Loan Documents or (d) the Investor Loan Documents or (e) the Affiliate Partnership Agreements or (f) the Servicing Agreement or (g) the Permitted Stockholder Documents or (ii) a material default or an event of default pursuant to, or noncompliance with any other contract, lease, mortgage, deed of trust or instrument to which it is a party or by which it or any of its property is bound, or any document creating a Lien on any of its property.

                    7.24 Hedging Transactions.  Borrower shall not and
                         --------------------
          shall not permit any of its Subsidiaries to engage in any speculative interest rate hedging swaps, caps or similar transaction.

                    7.25 Compensation.  Borrower shall not, and shall not
                         ------------
          permit any Subsidiary of Borrower to, (a) hire during 1996 any new employees (other than replacements), representatives, agents or consultants or (b) pay, accrue, or agree to pay an aggregate amount of salary, benefits (including, but not limited to medical benefits), bonus and other Compensation (excluding severance and other termination payments listed on Schedule 7.25 and excluding
                                               -------------
          any other severance and other termination payments which are expressly approved by Lender in writing after the date hereof) during (i) 1996 in excess of Compensation currently being paid to its and their respective employees and (ii) in any year thereafter to the employees of Borrower and its Subsidiaries, in excess of the amounts set forth below:

               Aggregate Compensation Amount           Year
               -----------------------------           ----

                         $620,000                      1997
                         $500,000                      1998
                         $500,000                      1999
                         $500,000                      2000
                         $500,000                      2001
                         $500,000                      2002

          Borrower shall not pay any severance or other termination payment to any Person (other than the severance and other termination payments listed on Schedule 7.25), unless such payment is first approved in writing by Lender.

                    7.26 Employee Plans.  Neither Borrower nor any of its
                         --------------
          Subsidiaries shall maintain, sponsor or contribute to any Multiemployer Plan, any Title IV Plan, any Retiree Welfare Plan or any funded or unfunded Pension Plan. Borrower shall not directly or indirectly, and shall not permit any of its Subsidiaries or any ERISA Affiliate to, (a) satisfy any liability under any Qualified Plan by purchasing annuities from an insurance company or (b) invest the assets of any Qualified Plan with an insurance company, unless, in each case, such insurance company is rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency at the time of the investment.

                    7.27 Environmental Liabilities.  Borrower will not and
                         -------------------------
          will not permit any Loan Party to: (a) violate any applicable Environmental Law; or (b) dispose of any Hazardous Substance (or any other result or product of any Spill) at, into or onto or from, any Real Estate owned, leased or operated by any Loan Party; or (c) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any Real Estate, Partnership Real Estate or other real property owned, leased, or operated by any Loan Party.

                    7.28 Disposal of Investor Loan Documents.  Borrower
                         -----------------------------------
          shall not, and shall not permit any of its Subsidiaries directly or indirectly to, sell, assign, pledge, otherwise encumber, grant any Lien or dispose of all or any portion of any of the Investor Notes or other Investor Loan Documents.

                    7.29 Modification of Affiliate Partnership
                         -------------------------------------
          Agreement.  Borrower shall not, and shall not permit any
          ---------
          Subsidiary of Borrower to, amend, supplement or otherwise modify any of the provisions of any Affiliate Partnership Agreement.

                    7.30 Modification of Settlement Agreements.  Borrower
                         -------------------------------------
          shall not, and shall not permit any Subsidiary of Borrower to, amend, supplement or otherwise modify any of the provisions of any of the Limited Partner Settlement Agreement, Shareholder Settlement Agreement or the agreements listed on Schedule 4.37.
                                                           -------------

                    7.31 Replacement Public Accounting Firm.  Borrower
                         ----------------------------------
          shall not designate a replacement public accounting firm unless such firm is (1) independent certified public accountants of recognized national standing and (2) Borrower has received the prior written approval of Lender of such replacement firm.


          8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES
               --------------------------------------

                    8.1  Events of Default.  The occurrence of any one or
                         -----------------
          more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" therein so called)
                               ----------------
          hereunder:

                    a. Borrower shall fail to make any payment of principal of, or interest on or any other amount owing in respect of, the Note or any of the other Obligations when due and payable or declared due and payable, except that (1) with respect to any
                                       -----------
          mandatory payment of principal or interest owing under Section

                                                                 -------
          2.6 and Section 2.8 of this Agreement, such failure shall have
          ---     -----------
          remained unremedied for a period of ten (10) days after notice by Lender to Borrower (provided that Lender shall only be required to send two such notices to Borrower in any calendar year, and after two such notices in such calendar year, merely the passage of ten days shall be required to cause the occurrence of an Ever,lt of Default during such calendar year), and (2) with respect to any other amount payable to Lender under any Loan Document, such failure to pay shall have remained unremedied for a period of fifteen (15) days after Borrower has received notice of such failure from Lender.

                    b. Borrower shall fail or neglect to perform, keep or observe any of the provisions of Article 7 of this Agreement.
                                           ---------

                    c. Borrower or any other Loan Party shall fail or neglect to perform, keep or observe any provision of this Agreement (other than the provisions described in Sections 8.1.a
                                                            --------------
          or 8.1.b) or of any of the other Loan Documents and such failure
          --------
          or neglect shall remain unremedied for a period ending on the first to occur of ten (10) days after Borrower shall receive written notice of any such failure from any Lender or ten (10) days after Borrower or such Loan Party shall become aware thereof.

                    d. A default shall occur under any other agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any Loan Party's property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of any Loan Party in an aggregate amount exceeding $10,000, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness or a portion thereof in an aggregate amount exceeding $50,000 to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

                    e. Any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, report, financial statement or certificate made or delivered to Lender by any Loan Party shall be untrue or incorrect in any respect, as of the date when made or deemed made.

                    f. Any of the assets of Borrower shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Borrower and shall remain unstayed or undismissed for thirty (30) consecutive days; or any Person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for any of the assets of Borrower and shall remain unstayed or undismissed for thirty (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

                    g. A case or proceeding shall have been commenced against Borrower in a court having competent jurisdiction seeking a decree or order in respect of such Borrower (i) under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or of any substantial part of its properties, or (iii) ordering the winding-up or liquidation of the affairs of Borrower and such case or proceeding shall remain undismissed or unstayed for ninety (90) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

                    h. Borrower shall (i) file a petition seeking relief under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or of any substantial part of its properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take for any corporate action in furtherance of any such action.

                    i. Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $50,000 in the aggregate shall be rendered against Borrower or any of its Subsidiaries and the same shall not be (i) fully covered by insurance in accordance with Section 6.5 hereof,
                                                        -----------
          or (ii) vacated, stayed, bonded, paid or discharged for a period of fifteen (15) days.

                    j. Any other event shall have occurred which could have, or could reasonably be expected to have, a Material Adverse Effect, and such event shall not be cured or remedied by Borrower after the expiration of sixty (60) days after written notice is delivered by Lender to Borrower.

                    k. With respect to any Plan, a prohibited transaction within the meaning of Section 4975 of the IRC or Section 406 of ERISA occurs which in the reasonable determination of Lender could result in direct or indirect liability to Borrower or any of its Subsidiaries; provided, however, that such prohibited
                               --------  -------
          transaction shall constitute an Event of Default only if the liability, deficiency or waiver request of Borrower, any of its Subsidiaries or any ERISA Affiliate, whether or not assessed, exceeds $10,000 in any such case or exceeds $25,000 in the aggregate for all such cases.

                    l. Any provision of any Collateral Document after delivery thereof pursuant to Section 3.3 or 3.4, as applicable,
                                       ------------------
          shall for any reason cease to be valid or enforceable in accordance with its terms, or any security interest created under any Collateral Document shall cease to be a valid and perfected first priority security interest or Lien (except as otherwise stated therein) in any of the Collateral purported to be covered thereby.

                    m. Any of the Liens covering any Wrap Mortgages granted to the predecessor-in-interest to Lender pursuant to the Existing Loan Documents shall cease to be fully perfected first priority Liens in and to the assets covered by such Wrap Mortgages; provided, however, that if such liens cease to be
                     --------  -------
          fully perfected first priority Liens in no more than three (3) Wrap Mortgages, and provided that the aggregate discounted payoff amount therefor as set forth on Schedule 4.24 shall not exceed
                                          -------------
          $5,000,000, then, no Event of Default shall exist under this
                      ----
          Section 8.1.m.
          -------------

                    n. Any of the Liens covering any of the Primary Collateral granted to Lender pursuant to the Collateral Documents shall cease to be fully perfected first priority Liens in and to such Primary Collateral.

                    o.   Any Change of Ownership shall occur.

                    p. Any default or event of default by Borrower shall occur under the Servicing Agreement and/or the security agreement between Borrower and Servicer in connection therewith.

                    8.2  Remedies.  If any Event of Default shall have
                         --------
          occurred and be continuing, Lender shall, without notice, declare all Obligations to be forthwith due and payable, whereupon all Obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; provided, however,
                                                     --------  -------
          that upon the occurrence of an Event of Default specified in
          Section 8.1.f, 8.1.g or 8.1.h hereof, the Obligations shall
          -----------------------------
          become due and payable without declaration, notice or demand by Lender. Lender may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lender, including any action (or the failure to act) available to Lender pursuant to the Loan Documents, in equity or under applicable Law.

                    8.3  Waivers by Borrower.  Except as otherwise provided
                         -------------------
          for in this Agreement and applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard, (ii) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents.


          9.   MISCELLANEOUS
               -------------

                    9.1  Complete Agreement; Modification of Agreement;
                         ----------------------------------------------
          Sale of Interest.
          ----------------

                    a. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender in accordance with Section 9.1.d hereof. Borrower may not sell, assign or
               -------------
          transfer any of the Loan Documents or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Borrower hereby consents to Lender's sale of participations, assignment, transfer or other disposition, at any time or times, of any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, assistance in the preparation of appropriate disclosure documents or placement memoranda and as provided in
          Section 5.1.f.
          -------------

                    b. In the event Lender assigns or otherwise transfers all or any part of the Note, Borrower shall, upon the request of Lender issue a new Note or Notes, as the case may be, to effectuate such assignment or transfer.

                    c.   Subject to the provisions of Section 9.1.d below,
                                                      -------------
          provided Lender acts as agent with respect to the Senior Debt, Lender may sell, assign, transfer, or negotiate to any Person up to 49.9% of Lender's rights and obligations under the Note, this Agreement and the other Loan Documents; provided, however, that
                                                  --------  -------
          (i) each such sale, assignment, transfer or negotiation shall be of a constant, and not a varying, percentage of all of Lender's rights and obligations under such Note and this Agreement, (ii) any such sale, assignment, transfer or negotiation shall not require Borrower to file a registration statement with the SEC or apply to qualify the Note under the blue sky law of any state,
          (iii) any such sale, assignment or transfer shall be in an aggregate principal amount of not less than $100,000, (iv) acceptance of such assignment by any assignees shall constitute the agreement of such assignee to be bound by the terms of this Agreement applicable to Lender and (v) from and after the occurrence of an Event of Default, Lender may sell, assign, transfer or negotiate to any Person up to 90% of Lender's rights and obligations under the Note, this Agreement and the other Loan Documents. From and after the effective date of such assignment,
          (x) the assignees thereunder shall, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such assignment, and (y) the assignor shall relinquish its rights and be released from its obligations under the Agreement (and, in the case of an assignment and acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                    d.   Notwithstanding Section 9.1.c above, Lender may
                                         -------------
          mortgage, hypothecate and pledge to one or more Financial Institutions all or any portion of the Senior Debt, the Note, this Agreement and the other Loan Documents in one or more transactions or a series of transactions. In connection with such transactions, Lender may grant to such Financial Institutions such Liens in the Senior Debt and the Loan Documents as Lender or such Financial Institution deems to be necessary or appropriate. In the event such Financial Institutions foreclose upon, or receive a deed-in-lieu of foreclosure with respect to, the pledged Senior Debt and Loan Documents, then, such Financial
                                                      ----
          Institutions shall have all the rights and remedies of Lender under, and with respect to, the Senior Debt and Loan Documents.

                    e. No amendment or waiver of any provision of this Agreement or the Note or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    9.2  Fees and Expenses.   In the event the Closing
                         -----------------
          occurs and, at any time or times, regardless of the existence of an Event of Default (except with respect to paragraphs (iii) and
          (iv), which shall be subject to an Event of Default having occurred and be continuing), Lender shall employ or use counsel (whether in-house counsel or other legal counsel, provided, that
                                                            --------  ----
          the allocated cost of in-house counsel shall not be applicable to paragraph (i) below unless a default or Event of Default under, or written amendment or modification relating to, the Loan Documents is involved in such transaction) or other advisors for advice or other representation or shall incur reasonable legal or other costs and expenses in connection with:

                         (i)  any default under, or amendment,
                    modification, waiver or consent with respect to, any of the Loan Documents or advice in connection with the administration of the loans made pursuant hereto or its rights hereunder or thereunder;

                         (ii) any litigation, contest, dispute, suit,
                    proceeding or action (whether instituted by Lender, Borrower, any Subsidiary of Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection herewith (provided that Lender prevails in such litigation, contest, dispute, suit, proceeding or action if same is solely with respect to claims asserted by Lender against Borrower and does not include in whole or in part claims by or against third parties);

                         (iii) any attempt to enforce any rights of Lender against Borrower, any Subsidiary of Borrower or any other Person, that may be obligated to any Lender by virtue of any of the Loan Documents;

                         (iv) any attempt to verify, protect, collect,
                    sell, liquidate or otherwise dispose of the Collateral;

          then, and in any such event, the attorneys' and other parties' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section shall be payable, on demand, by Borrower to Lender and shall be additional Obligations secured under this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees and disbursements of Lender's outside legal counsel and in-house counsel (charged or allocated on the basis of a comparable market rate); paralegal fees, costs and expenses; accountants' and investment bankers' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

                    9.3  No Waiver by Lender.  Lender's failure, at any
                         -------------------
          time or times, to require strict performance by any Loan Party of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default by any Loan Party under the Loan Documents shall not suspend, waive or affect any other Event of Default by any Loan Party under this Agreement and any of the other Loan Documents whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement and no defaults by any Loan Party under any of the other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing signed by an officer of Lender and directed to such Loan Party specifying such suspension or waiver.

                    9.4  Remedies.  Lender's rights and remedies under this
                         --------
          Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any other agreement, including without limitation, the Loan Documents, in equity, by operation of Law or otherwise. Recourse to the Collateral shall not be required.

                    9.5  Waiver of Jury Trial.  The parties hereto waive
                         --------------------
          all right to trial by jury in any action or proceeding to enforce or defend any rights under the Loan Documents.

                    9.6  Severability.  Wherever possible, each provision
                         ------------
          of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                    9.7  Parties.  This Agreement and the other Loan
                         -------
          Documents shall be binding upon, and inure to the benefit of, the successors of Borrower and Lender and the successors, assigns, transferees, and endorsees of Lender.

                    9.8  Conflict of Terms.  Except as otherwise provided
                         -----------------
          in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

                    9.9  Governing Law.  Except as otherwise expressly
                         -------------
          provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the STATE OF NEW YORK applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. Lender and Borrower agree to submit to personal jurisdiction and to waive any objection as to venue in the County of New York, State of New York Borrower hereby appoints CSC Corporation, at its office in New York County, New York, to accept service of process on behalf of Borrower for all purposes under this Agreement. Without in any way limiting applicable law, service of process on Borrower or Lender in any action arising out of or relating to any of the Loan Documents shall be effective if serviced upon and received by CSC Corporation at its offices in New York County, New York or if mailed to such party at the address listed in Section 9.10 hereof.  Nothing herein
                                   ------------
          shall preclude Lender or Borrower from bringing suit or taking other legal action in any other jurisdiction.

                    9.10 Notices.  Except as otherwise provided herein,
                         -------
          whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed given only if (i) delivered in person, or (ii) sent by Federal Express or nationally recognized overnight courier service, and addressed as follows:

                    a.   If to Lender at:

                         National Financial Corporation
                         621 N.W. 53rd Avenue
                         Boca Raton, Florida 33487
                         Attention: Mr. Gary L. Shapiro

                    with a copy to:

                         Millennium Financial Services, Inc.
                         70 East 55th Street
                         6th Floor
                         New York, New York 10022
                         Attn: Mr. Jay Chazanoff

                         Pembroke Companies, Inc.
                         One Park Avenue
                         12th Floor
                         New York, New York 10016
                         Attn: Mr. Lawrence J. Cohen

                         Proskauer Rose Goetz & Mendelsohn LLP
                         1585 Broadway
                         New York, New York 10036
                         Attn: Herbert T. Weinstein, Esq.

                    b.   If to Borrower, at:

                         DVL, Inc.
                         24 River Road
                         Bogota, New Jersey 07603
                         Attn: President

          or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed effective upon receipt.

                    9.11 Equitable Relief.  Except as provided in Section
                         ----------------
          3.6 hereof, Lender and Borrower acknowledge and agree that it will be impossible to measure in money the damage in the event of a breach of any of the terms and provisions of this Agreement by Borrower or any Subsidiary of Borrower and that, in the event of any such breach, there will not be an adequate remedy at law, although the foregoing shall not constitute a waiver of Lender's rights, powers, privileges, and remedies against or in respect of such breach by Borrower, any other Person or thing under this Agreement, or applicable law. It is therefore agreed that, in addition to all other such rights, powers, privileges, and remedies that Lender may have, Lender shall be entitled to injunctive relief, specific performance, or such other equitable relief as Lender may request to exercise or otherwise enforce any of the terms and provisions of this Agreement and to enjoin or otherwise restrain any act prohibited thereby, and neither Borrower nor any Subsidiary of Borrower will urge, and Borrower and each Subsidiary of Borrower hereby waives, any defense that there is an adequate remedy available at law.

                    9.12 Release of Claims.  To induce Lender to enter into
                         -----------------
          this Agreement, Borrower, on behalf of itself and its affiliates, hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Lender, its members, officers, directors, employees, agents, attorneys and their respective affiliates from any and all liabilities, claims, demand, actions or causes or actions of any kind whatsoever (if any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown that any one or more of them now have or ever had against the holder of any of the Existing Loans or against Lender, its members, officers, directors, employees, agents, attorneys and their respective Affiliates arising under or in connection with any of the Existing Loans, the Existing Loan Documents, the Existing Loan Transfer Documents, the Loan Documents or otherwise.

                    9.13 No Novation.  This Agreement is not intended to
                         -----------
          be, nor shall it be construed to create, a novation or accord and satisfaction with respect to the Existing Loans or the Existing Loan Documents.

                    9.14 Negation of Partnership.  Nothing contained in
                         -----------------------
          this Agreement is intended to create any partnership, joint venture or association between Lender and Borrower or in any way make Lender a co-principal with Borrower with reference to the Loan or the agreements referenced herein and any inferences to the contrary are hereby expressly negated.

                    9.15 Federal Income Tax Disclosure.  Each of the
                         -----------------------------
          parties acknowledges that the transactions contemplated by this Agreement may have federal income tax consequences to such party. Each of the parties have urged each of the other parties to obtain independent tax counsel. Each of the parties acknowledges that although the parties hereto may have discussed the tax consequences of such transactions, none of the parties undertaken to advise any of the other parties with respect to such parties' taxes.

                    9.16 Disclosure by Lender of Affiliate Status of
                         -------------------------------------------
          Servicer and Permitted Stockholders/Acknowledgment and Waiver by
          ----------------------------------------------------------------
          Borrower.  Borrower acknowledges and agrees that Lender has
          --------
          disclosed to Borrower that Servicer and the Permitted Stockholders are Affiliates of Lender. Borrower covenants and agrees that, notwithstanding that such Servicer and such Permitted Stockholders are Affiliates of Lender, none of the obligations, covenants and agreements of Borrower under this Agreement or any of the other Loan Documents shall be waived, excused or limited, in any way whatsoever, even though such Servicer and the Permitted Stockholders are Affiliates of Lender. Each of the Loan Documents, the Servicing Agreement (and the documents referenced in the Servicing Agreement) and the Permitted Stockholder Documents have been reviewed by Borrower and Borrower acknowledges and agrees that Borrower (i) understands fully the terms of this Agreement, the other Loan Documents, the Servicing Agreement and the Permitted Stockholder Documents and the consequences of the delivery thereof, (ii) has been afforded an opportunity to have the Loan Documents, the Servicing Agreement (and the documents referenced in Servicing Agreement) and the Permitted Stockholder Documents reviewed by and to discuss all such documents with such attorneys and other persons as Borrower may wish, and (iii) has executed and delivered the Loan Documents, the Servicing Agreement (and the documents referenced in the Servicing Agreement) and the Permitted Stockholder Documents of Borrower's own free will and accord and without threat or duress.

                    9.17 Termination of Letter of Intent.  On and as of the
                         -------------------------------
          date hereof, the letter of intent, dated November 20,1995, as amended December 6,1995, by and among Borrower, National Financial Corporation, Pembroke Companies, Inc. and Millennium Financial Services, Inc. (together with the letters and offers referenced therein) shall terminate and be NULL AND VOID for all purposes.

                    9.18 Survival.  The representations and warranties of
                         --------
          Borrower in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto. Each of the covenants and other agreements of the parties contained in this Agreement shall be absolute and, except as otherwise expressly provided, unconditional, shall survive the execution and delivery of this Agreement and any partial exercise of it, shall remain and continue in full force and effect without regard to any full, partial, or nonexercise of any other party's rights, powers, privileges, remedies, and interests hereunder, shall not be subject to any defense, counterclaim, set-off, right of recoupment, abatement, reduction, or other agreement or determination that one party may have against the other party or any other Person, shall not be diminished or qualified by the dissolution, reorganization, insolvency, bankruptcy, custodianship, or receivership of any party, and shall remain and continue in full force and effect until termination of this Agreement, and thereafter with respect to events occurring prior to such termination.

                    9.19 Reliance.  Each party to this Agreement shall be
                         --------
          entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing, or other communication (which to the extent permitted hereunder may be by telegram, cable, telex, or telecopier) reasonably believed by such party to be genuine and to have been signed, sent, or made by the proper Person, and upon opinions and advice of legal counsel (including counsel for any other party hereto), independent public accountants, and other experts selected by such party.

                    9.20 Enforcement.  Lender, in Lender's sole discretion,
                         -----------
          may proceed to exercise or enforce any right, power, privilege, remedy, or interest that Lender may have under this Agreement or applicable Law without notice except as otherwise expressly provided herein, without pursuing, exhausting, or otherwise exercising or enforcing any other right, power, privilege, remedy, or interest that Lender may have against or in respect of Borrower or any Subsidiary of Borrower or any other Person or thing, and without regard to any act or omission of Borrower, any Subsidiary of Borrower or any other Person. Lender may institute separate proceedings with respect to this Agreement in such order and at such times as Lender may elect in its sole and absolute discretion.

                    9.21 Counterparts.  This Agreement may be executed in
                         ------------
          any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                    9.22 Further Assurances.  Upon the request of Lender,
                         ------------------
          from time to time under this Agreement, Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver, if applicable, in recordable form, such other instruments, security agreements, mortgages, deeds of trusts, collateral assignments, financing statements, pledges and other documents and agreements as Lender may deem necessary or appropriate, in order to, ratify, confirm and accomplish further the covenants and agreements of Borrower set forth in this Agreement.

               IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                              DVL, INC., a Delaware corporatoin


                              By: /s/ Alan E. Casnoff
                                 --------------------------------
                              Name:  Alan E. Casnoff
                              Title:  President


                              NPM CAPITAL LLC
                              by: Millenium Capital Management LLC, Member


                              By: /s/ Jay D. Chazanoff
                                 --------------------------------
                              Name:  Jay D. Chazanoff
                              Title:  Managing Member

                          AMENDMENT TO AMENDED AND RESTATED
                                    LOAN AGREEMENT


                AMENDMENT, dated as of July 10, 1996 (the "Amendment"), to the Amended and Restated Loan Agremeent, dated as of March 27, 1996 (the "Loan Agreement"), between DVL, Inc., a Delaware corporation ("Borrower"), and NPM Capital LLC, a Delaware limited liability company ("Lender").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement, subject to the terms and conditions of this Amendment.

                NOW, THEREFORE, the parties hereto hereby agree as follows:

                1. Section 3.6 of the Loan Agreement is hereby amended by deleting the September 1, 1996 date in the four places this date appears in Section 3.6 and substituting therefor, in each of the four places, the date "September 30, 1996."

                2. Section 3.8 of the Loan Agreement is hereby amended by deleting the September 1, 1996 date where it appears in Section
          3.8 and substituting therefor the date "September 30, 1996."

                3. Except as expressly amended and modified hereby, the Loan Agreement is hereby reaffirmed and remains in full force and effect. This Amendment may be executed in several counterparts, each of which shall constitute one and the same instrument. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflict of laws rules thereof.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date first above written.

                                        DVL, INC.


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        NPM CAPITAL LLC


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                                                  EXHIBIT B


                                 AMENDED AND RESTATED
                              NEGOTIABLE PROMISSORY NOTE
                              --------------------------

                                                         New York, New York
          $__________                                 ____________ __, 1996

                    FOR VALUE RECEIVED, the undersigned, DVL, INC., a Delaware corporation, with an address at 24 River Road, Bogota, New Jersey 07603 (hereinafter "Borrower"), hereby unconditionally
                                         --------
          PROMISES TO PAY to the order of NPM CAPITAL LLC, a Delaware limited liability company, with an address c/o National Financial Corporation 621 N.W. 53rd Avenue Boca Raton, Florida 33487, ("Lender") and its successors or assigns (together with Lender,
            ------
          "Holder"), the principal sum of                         DOLLARS
           ------
          ($____,___,_____) (the "Loan"), together with interest from and
                                  ----
          after the date hereof on the principal balance from time to time outstanding from and after the date hereof as provided herein.

                    This Promissory Note is made in accordance with the Amended and Restated Loan Agreement dated as of March 15, 1996 between Borrower and Lender (the "Loan Agreement"). The Holder is
                                            --------------
          entitled to the benefits and security of the Loan Agreement and the other Loan Documents, including but not limited to the Security Agreement and the Stock Pledge Agreement. Capitalized terms used herein shall have the meanings assigned to such terms on Schedule 1 hereto or, if not defined thereon, then as such
             ----------
          terms are defined in the Loan Agreement.

                    The principal amount of the Loan, and accrued interest thereon hereunder, shall be payable in installments in the amounts and on the dates specified herein and (unless sooner paid by pre-payment, acceleration or otherwise as provided in the Loan Agreement) shall be paid in full on [______ __, 2002].

                    Borrower shall pay to Holder, on or before the tenth
          (10th) day of each calendar month, an amount equal to 100% of Cash Flow during the preceding calendar month; provided, however, in the event Borrower has received in excess of $10,000 of Cash Flow at any one time, Borrower shall immediately pay all such Cash Flow to Holder. Payments shall be applied as set forth below.

                    Interest on the outstanding principal balance of this Promissory Note shall accrue at ten and twenty-five one hundredths percent (10.25%) per annum, compounded monthly (the "Stated Rate"), based on a year of 360 days for the actual number
           -----------
          of days elapsed, and shall be payable as and when payments out of Cash Flow are made by Borrower. In the event that, for any fiscal year of Borrower (the "Fiscal Year"), Borrower fails to pay
                                 -----------
          Holder accrued interest at a rate of at least five percent (5%) per annum, compounded monthly, based on a year of 360 days for the actual number of days elapsed (the "Annual Minimum Interest
                                                  -----------------------
          Payment"), then Borrower shall make a further mandatory payment
          -------
          of accrued interest to Holder in an amount equal to such shortfall on or before the thirtieth day after the expiration of such Fiscal Year; provided, however, that in no event shall the interest or other amounts payable hereunder exceed the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.

                    In addition to the foregoing mandatory payments, Borrower shall pay to Holder, on or before the last day of the applicable calendar month set forth in the following chart, a sufficient amount of principal of, and accrued interest on, the Loan evidenced by this Promissory Note in order (A) to reduce the then outstanding principal balance of this Promissory Note (when combined with any other reductions of principal hereof by Borrower) by an amount equal to the applicable percentage of the original principal balance of this Promissory Note set forth in the following chart ("Applicable Percentage Reduction") and (B)
                                -------------------------------
          to pay in full the accrued and unpaid interest on the entire outstanding principal balance of this Promissory Note as of such last day of such calendar month. The payments set forth in the chart below shall sometimes be referred to herein as "Installment
                                                                -----------
          Payments."
          --------

           Calendar Month After Closing Date      Applicable
           ---------------------------------      ----------
                                                  Percentage
                                                  ----------
                                                  Reduction
                                                  ---------

                Last Day of 18th Calendar Month       15%
                Last Day of 27th Calendar Month       33%
                Last Day of 36th Calendar Month       50%
                Last Day of 42nd Calendar Month       67%
                Last Day of 48th Calendar Month       72.5%
                Last Day of 54th Calendar Month       80%
                Last Day of 60th Calendar Month       85%
                Last Day of 66th Calendar Month       92%
                Last Day of 72nd Calendar Month       100%

               For example, for illustrative purposes only, on or before the end of the 54th calendar month after the date hereof; Borrower must reduce the original principal balance of this Promissory Note by an amount equal to at least 80% of such original principal amount (plus all accrued interest on the entire principal balance of this Promissory Note).

                    Except as otherwise provided in this Promissory Note, prior to the occurrence of an Event of Default, all payments by Borrower to Holder under this Promissory Note shall be applied in the following order:

                    (i)    to accrued and unpaid interest on the Loan;
                    (ii) to then due and payable fees and expenses payable to Holder; and
                    (iii) to the then outstanding principal of the Loan.

                    In addition to the foregoing Installment Payments by Borrower to Holder on account of the Indebtedness evidenced by this Promissory Note, Borrower shall pay Holder any and all cash and cash equivalents as and when received by Borrower from the sale, issuance, conversion, transfer or distribution of capital stock of Borrower, or rights, options, warrants or agreements with respect thereto, in excess of $250,000 in the aggregate at any time or from time to time prior to the full payment of this Promissory Note, including but not limited to cash received from the Permitted Stockholders upon the exercise of the Permitted Stockholder Warrants. Holder shall apply such payments as follows: (i) first, to any interest due and not yet paid under this Promissory Note and (ii) then, to the extent of any excess after payment pursuant to clause (i) hereof, (A) in order of maturity, fifty percent (50%) of such excess to the unpaid Installment Payments due under this Promissory Note, and (B) in inverse order of maturity (without premium or penalty), the remaining fifty percent (50%) of such excess to the unpaid Installment Payments due under this Promissory Note.

                    This Promissory Note is subject to voluntary prepayment in whole or in part and to acceleration on default at the times and in the manner specified in the Loan Agreement.

                    Borrower shall make each payment under this Promissory Note not later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States of America and in immediately available funds to Holder's depositary bank as designated by Holder from time to time for deposit in Holder's depositary account.

                    BORROWER HEREBY EXPRESSLY WAIVES PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF OCCURRENCE OF AN EVENT OF DEFAULT, NOTICE OF
          ACCELERATION AND NOTICE OF NON-PAYMENT HEREOF.

                    BORROWER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PROMISSORY NOTE, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS.

                    This Promissory Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws rules thereof).

                    This Promissory Note may not be changed orally, but only by a writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                    IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.


          ATTEST:                       DVL, Inc.


                                        By:
          -----------------------            ----------------------------
                                             Name:
                                             Title:

                                      SCHEDULE 1

                                     DEFINITIONS
                                     -----------

                    "Affiliate Partnerships" shall mean the collective
                     ----------------------
          reference to all limited partnerships in which Borrower is now, or shall hereafter be, a general partner.

                    "A.I. Credit Loan" shall mean the Indebtedness of
                     ----------------
          Borrower evidenced by that certain Loan and Security Agreement, dated September 29, 1987, by and between Borrower and A.I. Credit Corp., as amended, with respect to a loan in the original principal amount of $6,966,990.16.

                    "Amsave Debt" shall mean the Indebtedness of Borrower
                     -----------
          evidenced by that certain Revolving Line of Credit and Security Agreement, dated November 29, 1989, by and between Borrower and American Savings Bank (now Federal Deposit Insurance Corporation, as receiver for American Savings Bank), as amended, with respect to a line of credit in the original principal amount of up to $13,000,000.

                    "Cadle Loan" shall mean the Indebtedness of Borrower to
                     ----------
          The Cadle Company evidenced by that certain Credit Agreement, dated as of January 11, 1993, by and between Apple Bank for Savings, a New York savings bank, the predecessor-in-interest to The Cadle Company and Del-Val Financial Corporation (now known as DVL, Inc.), with respect to a line of credit up to a principal amount of $7,000,000.

                    "Cash Flow" shall mean, with respect to Borrower and
                     ---------
          each of its Subsidiaries for any period, the collective reference to the sum of (1) the gross proceeds generated by the Primary Collateral (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including without limitation the Underlying Mortgages and the Wrap Mortgages) and all proceeds of any payoff of, or sale of, or with respect to, any of the Primary Collateral), plus (2) the excess of (A) the gross proceeds
                       ----     -------------
          generated by all of the Wrap Notes and Wrap Mortgages included within the collateral securing the Other Secured Debt (including, without limitation, all payments of interest and principal, all proceeds from the refinancing of any notes and mortgages (including without limitation the Underlying Mortgages and the Wrap Mortgages included within such collateral) and all proceeds of any payoff of, or sale of, or with respect to such collateral) over (B) any and all payments then due and payable under, or with
          ----
          respect to, such Other Secured Debt.

                    "CRT Loan" shall mean the Indebtedness of Borrower
                     --------
          evidenced by certain promissory notes payable to Banca CRT S.p.A. each dated September 8, 1986, as amended and restated by those certain six promissory notes each dated September 21, 1990, in the aggregate sum of $2,000,000.

                    "Federal Insurance Company Debt" shall mean that
                     ------------------------------
          certain Indebtedness of Borrower evidenced by that certain Loan and Security Agreement and Release, dated June 28, 1995, by and between Borrower and Federal Insurance Company with respect to a loan in the original principal amount of $2,300,000.

                    "GAAP" shall mean generally accepted accounting
                     ----
          principles in the United States of America consistently applied and maintained throughout the period indicated.

                    "Guaranteed Indebtedness" shall mean, as to any Person,
                     -----------------------
          any obligation of such Person guaranteeing any Indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner (or otherwise providing any other assurance to or on behalf of the primary obligor that such primary obligations will be paid, discharged or performed), including, without limitation, any obligation or arrangement of such Person, (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor,
          (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

                    "Indebtedness" of any Person shall mean (i) all
                     ------------
          indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all obligations of such Person under any lease of property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise disclosed as such in a note to such balance sheet, (v) all Guaranteed Indebtedness, and (vi) all Indebtedness referred to in clause (i), (ii), (iii),
          (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                    "Lien" shall mean the collective reference to any
                     ----
          mortgage or deed of trust (including any Mortgage), pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever that has the practical effect of creating a security interest in an asset (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

                    "Meridian Debt" shall mean the Indebtedness of Borrower
                     -------------
          evidenced by that certain Repurchase Agreement, dated June 25, 1989, by and between Borrower and Meridian Bank, with respect to a loan in the original principal amount of $5,000,000.

                    "Mortgage" shall mean each mortgage, deed of trust or
                     --------
          similar security agreement made or to be made by Borrower and each of its Subsidiaries having an interest in the Real Estate to be encumbered in favor of Lender, creating a first priority lien on any portion of the Real Estate to secure the payment of the Obligations, including, without limitation, all amendments, modifications and supplements thereto and shall refer to each Mortgage as the same may be in effect at the time such reference becomes operative.

                    "Other Secured Debt Released Collateral" shall mean any
                     --------------------------------------
          of the assets or properties covered by the Liens securing any of the Other Secured Debt is released by any of the holders of such Other Secured Debt and thereby becomes free and clear of all Liens (except Permitted Encumbrances) for any reason or for no reason.

                    "Other Secured Debt" shall mean the collective
                     ------------------
          reference to: (i) the Amsave Debt, (ii) the Cadle Debt, (iii) the Federal Insurance Company Debt, (iv) the Meridian Debt, (v) the Scheinberg Debt, (vi) the Textron Debt, (vii) the Zyncon Debt [Westrock if not an Existing Loan] and (viii) other funded long term debt of Borrower as reflected on the audited consolidated balance sheet as at December 31, 1995 of Borrower and its Subsidiaries set forth on Schedule 2 hereto.
                                    ----------

                    "Permitted Encumbrances" shall mean the following
                     ----------------------
          encumbrances: (i) Liens created for the benefit of Lender or assigned to Lender under the terms of the Loan Documents, (ii) Liens for taxes or assessments or other governmental charges or levies, either not yet due or payable; (iii) pledges or deposits securing obligations under workers' compensation, unemployment insurance, social security or public liability laws or similar legislation; (iv) deposits securing public or statutory obligations of Borrower or any of its Subsidiaries which are otherwise permitted by the Loan Agreement; (v) workers', mechanics', suppliers', carriers', warehousemen's or other similar liens arising in the ordinary course of business and securing indebtedness aggregating not in excess of $10,000 at any time outstanding, not yet due and payable; and (vi) zoning restrictions, easements, licenses, or other recorded written restrictions on the use of real property or minor irregularities in title (including leasehold title) thereto, (but excluding any security interests or Liens for borrowed money), so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates.

                    "Permitted Stockholders" shall mean the parties to the
                     ----------------------
          Securities Purchase Agreement, the Permitted Stockholder Warrant and the Stock Purchase Agreement, other than Borrower, and such parties respective successors and assigns.

                    "Permitted Stockholder Documents" shall mean the
                     -------------------------------
          collective reference to (1) the Stock Purchase Agreement, (2) the Securities Purchase Agreement, (3) the Permitted Stockholder Warrant, (4) all other documents, certificates and instruments executed and delivered by Borrower in connection with any of the foregoing and (5) all amendments, modifications and supplements to any of the foregoing.

                    "Permitted Stockholder Warrant" shall mean the
                     -----------------------------
          collective reference to each of the Common Stock Warrants, each dated as of the date hereof, executed by Borrower in favor of a Permitted Stockholder, together with all amendments, modifications and supplements thereto.

                    "Person" shall mean any individual, sole
                     ------
          proprietorship, partnership, limited liability company, joint venture, unincorporated organization, association, corporation, institution, public benefit corporation, bank, trust company, trust or other organization, whether or not a legal entity, or government instrumentality, division, subdivision, body or department thereof (whether federal, state, county, city, municipal or otherwise).

                    "Primary Collateral" shall mean the collective
                     ------------------
          reference to (I) the Wrap Notes held by Borrower as payee and the Wrap Mortgages held by Borrower as wrap mortgagee which are not Other Secured Debt plus (2) all of the Wrap Notes and the Wrap
                             ----
          Mortgages included within the Other Secured Debt Released
          Collateral.

                    "Real Estate" shall mean the collective reference to
                     -----------
          all plots, pieces or parcels of land now owned or leased or hereafter acquired or leased by Borrower or any of its Subsidiaries (the "Land") and more particularly described in the Mortgages, together with any buildings, structures or other improvements on or under the Land and all the rights, titles and interests of Borrower or any of its Subsidiaries, if any, in any way related to the Land, buildings, structures and other improvements.

                    "Scheinberg Debt" shall mean that certain Indebtedness
                     ---------------
          of Borrower evidenced by that certain Loan and Security
          Agreement, dated September 23, 1994, by and between Borrower and Martin Scheinberg, with respect to a loan in the original principal amount of $250,000.

                    "Securities Purchase Agreement" shall mean that certain
                     -----------------------------
          Securities Purchase Agreement dated as of the date hereof by and between Borrower and the Permitted Stockholders relating to the purchase of Preferred Stock and Permitted Stockholder Warrants, together with all amendments, modifications and supplements thereto as the same may be in effect at the time such reference becomes operative.

                    "Stock Purchase Agreement" shall mean that certain
                     ------------------------
          Stock Purchase Agreement dated as of the date hereof relating to the purchase of Common Stock together with all amendments, modifications and supplements thereto and shall refer to the Stock Purchase Agreement as the same may be in effect at the time such reference becomes operative.

                    "Subsidiary" shall mean, with respect to any Person,
                     ----------
          (a) any corporation in which such Person and/or one or more of its Subsidiaries, directly or indirectly, owns legally or beneficially an aggregate of more than fifty percent (50%) of any class of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) or (b) any partnership or other Person in which such Person and/or one or more of its Subsidiaries shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or (c) any Person of which such Person has the right to control the operating or financial decisions.

                    "Textron Debt" shall mean the Indebtedness of Borrower
                     ------------
          evidenced by that certain Secured Loan Agreement, by and between Del-Val Financial Corporation, Mortgage Financing Partners, Kenbee Management Inc. and Signal Capital Corporation, the predecessor-in-interest to Textron Financial Corporation, with respect to a loan in the original principal amount of $8,700,000.

                    "Underlying Mortgages" shall mean the collective
                     --------------------
          reference to the mortgages, deeds of trust and similar security agreements executed by Affiliate Partnerships covering real property owned by such Affiliate Partnership to secure the Underlying Note executed by such Affiliate Partnership.

                    "Underlying Notes" shall mean the collective reference
                     ----------------
          to the promissory notes executed by an Affiliate Partnership payable to the order of any Person evidencing Indebtedness secured by corresponding Underlying Mortgages.

                    "Westrock Loan" shall mean the Indebtedness of Borrower
                     -------------
          evidenced by that certain Amended and Restated Loan Agreement, dated August 22, 1979, by and between Borrower and Westrock Island Fund, LLC, with respect to certain loans evidenced by (1) that certain Amended and Restated Substitute and Supplemental Promissory Note, dated July 16, 1986 in the original principal amount of $17,000,000, (2) that certain Secured Promissory Note, dated December 4, 1986 in the original principal amount of $2,500,000, and (3) that certain Secured Promissory Note, dated March 1987 in the original principal amount of $1,150,000.

                    "Wrap Mortgages" shall mean the collective reference to
                     --------------
          the mortgages and deeds of trust executed by Affiliate Partnerships in favor of Borrower (whether first or junior liens) covering real property owned by such Affiliate Partnership to secure the Wrap Note executed by such Affiliate Partnership or such other Person.

                    "Wrap Notes" shall mean the collective reference to (A)
                     ----------
          the promissory notes executed by Affiliate Partnerships payable to the order of Borrower, which evidences Indebtedness that includes the Indebtedness evidenced by the corresponding Underlying Note and is secured by the corresponding Wrap Mortgages and (B) the promissory notes executed by any Person which are held by, or payable to the order of, Borrower and secured by deeds of trust or mortgages securing such Indebtednesses in favor of, or for the benefit of, Borrower or any of its Subsidiaries.

                    "Zyncon Debt" shall mean that certain Indebtedness of
                     -----------
          Borrower evidenced by that certain Purchase and Sale Deposit, dated November 11, 1994, by and between Borrower and Zyncon of North Carolina, in the original principal amount of $285,000.

                                                           EXHIBIT C


                              ASSET SERVICING AGREEMENT
                              -------------------------

               ASSET SERVICING AGREEMENT, dated as of March 27,1996 (the "Effective Date") among DVL, INC., a Delaware corporation ("DML"), having
      --------------
     an office at 24 River Road, Bogota, New Jersey 07603, PROFESSIONAL SERVICE CORPORATION, a Delaware corporation ("PSC"), having an office at 24 River
                                           ---
     Road, Bogota, New Jersey 07603, KM REALTY CORPORATION, a North Carolina corporation ("KMR"), having an office at 24 River Road, Bogota, New Jersey
                   ---
     07603 (DVL, PSC and KMR are sometimes collectively referred to herein as the "Companies" and individually, the "Company") and NPO MANAGEMENT LLC, a
          ---------                         -------
     Delaware limited liability company, having an office at 24 River Road, Bogota, New Jersey 07603 ("NPO").
                                ---

                                      RECITALS:
                                       --------

               A. DVL is the general partner of certain limited partnerships listed on Exhibit A attached hereto (DVL's interest as a general partner in
               ---------
     such partnerships, now existing or hereafter acquired in any other limited partnerships, collectively, the "GP Interests"). As used herein, the
                                      ------------
     limited partnerships related to such GP Interests are collectively referred to as the "Partnerships."
                ------------

               B. DVL is the limited partner in certain limited partnerships listed on Exhibit B attached hereto (DVL's interest as a limited partner in
               ---------
     such partnership's, now existing or hereafter acquired in any other limited partnerships, collectively, the "LP Interests").
                                      ------------

               C. DVL is the fee owner of the parcel(s) of land listed on Exhibit C attached hereto (such land, together with any other land
     ---------
     hereafter acquired by DVL or any subsidiary of DVL, are hereinafter collectively referred to as the "Land") and DVL has leased such Land under
                                      ----
     certain ground leases to certain third parties.

               D. DVL is the owner of certain promissory notes executed by certain limited partners in certain Partnerships and other loan documents related to such promissory notes listed on Exhibit D attached hereto (such
                                                ---------
     promissory notes and loan documents, together with all of other promissory notes and other loan documents hereafter acquired by DVL or any subsidiary of DVL, together with all amendments and modifications to any of the foregoing, collectively, the "Investor Notes") and DVL has retained
                                   --------------
     Millennium Financial Services, Inc. ("Millennium") pursuant to that certain
                                           ----------
     letter agreement, dated as of November 28,1995, to collect and service such Investor Notes for the account of DVL (as amended, the "Millennium
                                                             ----------
     Agreement").
     ---------

               E. DVL is the owner of certain promissory notes and wrap promissory notes executed by the Partnerships or other third parties secured by mortgages or deeds of trust covering Partnership Property (as hereinafter defined), land and other loan documents related to such promissory notes, mortgages and deeds of trusts listed on Exhibit E
                                                               ---------
     attached hereto (such promissory notes and loan documents, together with all other promissory notes and other loan documents hereafter acquired by DVL or any subsidiary of DVL (except the Investor Notes), together with all amendments and modifications to any of the foregoing, collectively, the "Mortgages"). The Mortgages which constitute "wrap mortgages" wrap around
      ---------
     certain other indebtedness secured by underlying first mortgages covering the same Partnership Property (hereinafter defined) covered by the Mortgages (collectively, the "Underlying Mortgages").
                                   --------------------

               F. DVL desires to obtain assistance in (1) servicing, managing, leasing and refinancing DVL's mortgage portfolio and other assets, (2) maximizing, to the extent reasonably practicable, DVL's investment in the LP Interests and (3) enhancing the performance of DVL in connection with the performance of certain obligations of DVL as general partner of the Partnerships.

               G. DVL desires to engage NPO to assist DVL to perform certain services with respect to the ownership, sale, financing and asset management of the DVL Assets (hereinafter defined) and the mortgage servicing of the Mortgages. NPO's management personnel has significant experience in performing the tasks and services described in this Agreement and the professional and experienced personnel to accomplish the tasks and perform the services contemplated by this Agreement. Accordingly, NPO has agreed to perform such tasks and services in accordance with and subject to the terms and conditions set forth herein. As used herein, the term "DVL
                                                                          ---
     Assets" shall mean the collective reference to the following: (1) the LP
     ------
     Interests, (2) the Investor Notes, (3) the Land and (4) the Mortgages.

               H.   PSC is a wholly-owned subsidiary of DVL.

               I. KMR is a wholly-owned subsidiary of Kenbee Management, Inc. ("Kenbee").
       ------

               J. Each of PSC and KMR has leased certain commercial space from certain limited partnerships of which Kenbee or an affiliate thereof is the general partner under certain master leases listed on Exhibit F
                                                           ---------
     (collectively, as amended from time to time, the "PSC/KMR Master Leases")
                                                       ---------------------
     and each of PSC and KMR, as master lessee, has leased such space covered by such respective PSC/KMR Master Leases to certain third parties pursuant to certain sublease agreements.

               K. KMR and Kenbee have each assigned and transferred to DVL all of their respective right title and interest in the economic benefits in certain of the KMR Master Leases described on Exhibit F hereto.

               L.   As used herein, the term "PSC Assets" shall mean the
                                              ----------
     collective reference to the PSC Master Leases pursuant to which PSC holds the master lessee interest. As used herein , the term "KMR Assets" shall
                                                            ----------
     mean the collective reference to the KMR Master Leases pursuant to which KMR holds the master lessee interest. (DVL Assets, PSC Assets and KMR Assets are sometimes collectively referred to as the "Assets".) Each of PSC
                                                           ------
     and KMR desires to engage NPO to manage the properties subject to its PSC/KMR Master Lease(s) and NPO has agreed to perform such tasks and services in accordance with and subject to the terms and conditions set forth herein.

               M. In addition, DVL may, from time to time, engage NPO to assist DVL to perform certain other designated services with respect to the DVL Assets and assets of the Partnerships in accordance with the requests of DVL, and the terms of this Agreement and, if and only if NPO agrees to perform such designated services in accordance with the terms of this Agreement, then NPO will perform such agreed designated services in accordance with and subject to the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto for themselves and their respective successors and assigns, covenant and agree as follows:

               1.   General Partner Administrative Services. Subject to the
                    ---------------------------------------
     terms and provisions of this Agreement, DVL hereby engages NPO as an independent contractor (and NPO hereby accepts such engagement) to assist DVL to perform the following partnership administration services, on behalf of DVL, in DVL's capacity as general partner with respect to the Partnerships. At the request and under the supervision of the Board of Directors of DVL, NPO shall:

                         PARTNERSHIP PROPERTY LEVEL SERVICES
                         -----------------------------------

               a. take the action required to be performed by NPO as set forth in Section 5 of this Agreement;
             ---------

               b. coordinate all aspects of the refinancing of the indebtedness of the Partnerships (other than the Mortgages and the Underlying Mortgages, which are subject to the provisions of Section
                                                                       -------
          2.a) upon terms acceptable to DVL and, when applicable, the Limited
          ---
          Partner Oversight Committee (the "Oversight Committee"), including,
                                            -------------------
          without limitation, recommending the timing of such refinancing, negotiating with mortgage loan brokers, coordinate the obtaining of appraisals, environmental reports, surveys and title insurance reports, negotiating with lenders, soliciting and obtaining the consent of the limited partners of such Partnership with respect to such refinancing, and engaging Consultants (hereinafter defined) with respect to the foregoing;

               c. provide assistance to DVL when necessary with respect to obtaining and reviewing insurance certificates delivered by the tenants (collectively, the "Partnership Tenants") of the real and
                                      -------------------
          personal property now or hereafter owned by any Partnership (collectively, the Partnership Property") and confirming that the
                             --------------------
          insurance required to be maintained by such Partnership Tenants is in full force and effect and, to the extent required, deliver all such insurance certificates to the Partnerships' lenders;

               d. provide assistance to DVL when necessary with respect to obtaining annual financial statements from the Partnership Tenants;

               e. prepare reports and make recommendations to DVL with respect to any bankruptcy or similar proceeding of any Partnership Tenant and coordinate the activities of DVL's counsel and accountants (NPO shall be entitled to an Additional Services Fee (hereinafter defined), such fee to be mutually agreed upon between the parties hereto, in the event NPO is required to perform any Additional Services (hereinafter defined) with respect to any such bankruptcy or similar proceeding which exceed the services described above);

               f. provide assistance to DVL when necessary in monitoring that the debt service on any Partnership indebtedness, real estate taxes, insurance and other monetary obligations are paid on a current basis by the Partnerships and, to the extent applicable, the Partnership Tenants;

               g. review and make recommendations with respect to any condemnation proceedings filed against or affecting any Partnership Property and assist in the condemnation procedure with the lenders of the applicable Partnerships and other necessary parties;

               h. provide assistance to DVL when necessary in reviewing and making recommendations to DVL with respect to any proposed alterations to any Partnership Property, including review of tenant requests, lease documentation, construction contracts, including management of legal and architectural review of such alterations and assistance in obtaining any necessary consents;

               i. provide assistance to DVL when necessary in reviewing and auditing the percentage rent calculations, certifications and reports provided by the Partnership Tenants to DVL under their respective leases and in collecting the rental payments under such leases;

               j. provide assistance to DVL and DVL's legal counsel when necessary in enforcing the terms and provisions of the leases with respect to any Partnership Tenant;

               k. after any Partnership Tenant vacates its leased space in any Partnership Property, retain a Consultant with respect to such vacant space and coordinate the releasing of such leased space upon terms acceptable to DVL and, if applicable, the Oversight Committee and coordinate the solicitation of the approval of the limited partners of the Partnerships, if applicable;

                         PARTNERSHIP ADMINISTRATIVE SERVICES
                         -----------------------------------

               l. maintain dual records with DVL containing a current listing of the names, addresses and unit sizes of the limited partners in each Partnership in order to assist DVL in facilitating and maintaining documentation for (1) transfers of partnership interests, (2) changes of addresses of limited partners in each Partnership, and (3) other similar transactions;

               m. coordinate, together with DVL, the relationships with DVL's accountants including coordination of the preparation and distribution of tax returns and annual financial statements for the Partnerships utilizing the accounting systems and data which are maintained and compiled by the employees of DVL;

               n. assist DVL in upgrading and redeveloping DVL's management information system, including, without limitation, recommending appropriate hardware and software systems;

               o. in conjunction with DVL's counsel, assist DVL to prepare and submit solicitations to limited partners in any Partnership to obtain any required consents to any sale, financing, refinancing, leasing, re-leasing or renovation of the Partnership Property or any other consent which may be required from such limited partners;

               p. assist DVL and its legal counsel in analyzing the federal income tax consequences of the sale of any of the Partnership Property;

               q. act as a liaison and assist DVL in communications with the Partnerships, the limited partners under the Partnerships, the Partnership Tenants and the Oversight Committee, including without limitation, (1) communications with limited partners of the Partnerships in response to their routine telephone and written inquiries regarding the property and operation of the Partnerships and the availability of the Partnership tax information, (2) an annual mailing to limited partners of the Partnerships with respect to Partnership operations, (3) a single combined mailing to each limited partner of the Partnerships of the Partnerships' annual financial statements and limited partner tax information (Form K-1) and (4) periodic mailings to limited partners of the Partnerships of Partnership distributions checks, if any;

               r. provide assistance to DVL when necessary with respect to providing cash management services for DVL's account and each Partnership account with banking institutions designated by DVL, including initiation and confirmation of wire transfers between accounts of DVL;

               s. provide assistance to DVL when necessary with respect to providing cash management services for the Partnerships' accounts with banking institutions designated by DVL, including initiation and confirmation of wire transfers between accounts of DVL; and

               t. upon request of DVL, provide assistance when necessary with respect to managing the distribution of funds to the limited partners of the Partnerships as instructed and approved by DVL.

               2.   Asset Services. Subject to the terms and provisions of this
                    --------------
     Agreement, DVL hereby engages NPO as an independent contractor (and NPO hereby accepts such engagement) to assist DVL to perform the following asset management and mortgage servicing services, on behalf of DVL, with respect to the DVL Assets:

                                      MORTGAGES
                                      ---------

               a. coordinate all aspects of the refinancing of Underlying Mortgages upon terms acceptable to DVL, including, without limitation, recommending the timing of such refinancing, negotiating with mortgage loan brokers, managing the obtaining of appraisals, environmental reports, surveys and title insurance reports, negotiating with lenders, and engaging Consultants with respect to the foregoing;

               b. engage Consultants to list and offer for sale the Mortgages for prices and upon terms which are approved by DVL and negotiate the appropriate documents and manage all aspects of such sale to the extent approved by DVL and, if applicable, the Oversight Committee;

               c. provide assistance to DVL when necessary in collecting the payments due under the Mortgages and provide the specific loan servicing services agreed to by DVL and NPO with respect to the Mortgages;

               d. act as liaison and coordinate all communications between DVL and the obligor under the Mortgages;

                                     LP INTERESTS
                                     ------------

               e. engage Consultants to list and offer for sale the LP Interests for prices approved by DVL and manage the sale of such LP Interests to the extent approved by DVL;

               f.   [INTENTIONALLY OMITTED]

                                    INVESTOR NOTES
                                    --------------

               g. assist in monitoring the collection and reporting services provided by Millennium under the Millennium Agreement with respect to the Investor Notes;

               h. act as liaison and manage all communication between DVL and Millennium with respect to the Investor Notes;

                                         LAND
                                         ----

               i. provide assistance when necessary with respect to the administration of the Land.

               3.   Operating Properties/Master Leases Services. Subject to the
                    -------------------------------------------
     terms and provisions of this Agreement, each of the Companies hereby engages NPO as an independent contractor (NPO hereby accepts such engagement) to assist it to perform the following asset management, on its behalf, with respect to the applicable Assets.

                          OPERATING PROPERTIES/MASTER LEASES
                          ----------------------------------

               j. assist DVL, PSC and KMR with respect to, or engage Consultants to, supervise, manage and make recommendations to DVL, PSC and KMR with respect to the property management of the PSC/KMR Master Leases (collectively, the "Master Leases") and any other real property
                                     -------------
          owned by the Partnerships or any Land which are not covered by a "triple net" lease, including, without limitation, (1) engaging and overseeing the work of asset managers, property managers and other Consultants to manage the day-to-day affairs of the DVL Assets, (2) any proposed alterations to any Land, including the review and recommendation to DVL, PSC and KMR with respect to tenant requests, lease documentation, construction contracts, including management of legal and architectural review of such alterations, (3) monitoring the performance of the Master Leases, obtaining from the on-site property and asset managers retained by NPO and delivering to DVL, PSC or KMR, as applicable, status reports and recommendations regarding appropriate leasing, management and development strategies for the DVL Assets and (4) with respect to any real property owned by the Partnerships and any Land, which in either case, are not covered by "triple net" leases, recommend to DVL, PSC and KMR the level of reserves to be maintained to pay for the operating expenses of such properties;

               k. monitor and supervise the services provided by the Consultants with respect to the implementation of the operating, leasing, re-leasing, expansion, and renovation of the space covering any of the Land and the collection of rent and the enforcement of the obligations of the subtenants covering any of the Land;

               l. manage, as appropriate, the Consultants in performing services with respect to the administration of the Partnership and the ownership of the Master Leases and the DVL Assets;

               m. act as liaison and manage all communications between DVL and the landlords under the Master Leases; and

               4.   Authority of NPO to Engage Consultants. At DVL's sole cost
                    --------------------------------------
     and expense, NPO is hereby authorized to engage, in the name and on behalf of the Companies at rates of compensation which do not exceed the market rate for such services, attorneys, accountants, appraisers, mortgage brokers, real estate brokers, property managers, asset managers, finders, engineers, independent contractors and other consultants (collectively, the "Consultants") which NPO deems are necessary or appropriate in order to
      -----------
     assist NPO in performing the services required of NPO under this Agreement. Notwithstanding the foregoing, (1) to the extent that the in-house counsel of DVL is available and, with respect to the nature of the transaction, is capable of consummating such transaction without "outside legal" assistance, then, NPO shall use DVL's in-house legal counsel in connection with any sale of Partnership Property and (2) in no event shall NPO grant to one broker or finder the exclusive right to list for sale all or substantially all of the DVL Assets.

               5.   Procedure for Marketing Partnership Property by NPO. In
                    ---------------------------------------------------
     order to fulfill its fiduciary duties to the limited partners in the Partnerships, DVL has informed NPO that DVL desires to implement a strategic asset evaluation and disposition program to maximize the current value of the Partnership Property by selling those properties which will provide the best price reasonably obtainable, as soon as reasonably practicable. Accordingly, DVL hereby directs NPO to evaluate each Partnership Property, advise DVL of potential price ranges NPO deems appropriate for each such property, list those properties which in the judgment of NPO appear to be saleable at the highest current return to the respective Partnerships and obtain offers to purchase such Partnership Property using Consultants selected by NPO. All bona fide written offers to purchase any Partnership Property received by NPO shall be delivered to DVL. DVL shall deliver all written offers to purchase any Partnership Property to NPO upon receipt by DVL. NPO shall use NPO's reasonable business judgment to negotiate with potential purchasers with respect to any offers received by NPO until NPO is prepared, in the exercise of NPO's reasonable business judgment, to recommend that a particular offer to purchase should be considered by DVL as general partner of such Partnership and also should be considered by the Oversight Committee and the applicable Partnership as a reasonable offer to purchase (each such reasonable offer, the "Reasonable Offer"). Upon NPO's receipt of a Reasonable Offer, NPO
          ----------------
     shall notify DVL of the Reasonable Offer and request that DVL inform NPO of the payoff amount (and any discount thereto, if applicable) under any Mortgage covering such Partnership Property held by DVL or any of its affiliates (the "Payoff Amount"). NPO is hereby directed to present each
                      -------------
     Reasonable Offer and, if provided by DVL, the Payoff Amount with respect to such Reasonable Offer, to the Oversight Committee for its review and input. In the event the Oversight Committee approves, or fails to reject, such Reasonable Offer (and, if provided by DVL, such Payoff Amount), then, NPO
                                                                     ----
     is hereby directed to (1) coordinate the solicitation of the required consents of the limited partners in such Partnership in order to sell such Partnership Property and (2) coordinate all aspects of the sale transaction on behalf of DVL, including, without limitation, the negotiation and closing of all transaction documents with respect to such sale. In order to ensure that the marketing and sale of the Partnership Property is carried out in a uniform and efficient basis, during the term of this Agreement, NPO shall have the exclusive right to list, market and obtain offers to purchase of all the Partnership Property, utilizing Consultants retained by NPO on behalf of DVL.

               6.   Limited Authority of NPO. NPO shall use commercially
                    ------------------------
     reasonable efforts to perform the obligations of NPO set forth in this Agreement pursuant to a standard of professional service provided by other asset management firms in the industry providing the types of asset management and partnership administration services which are similar to the services described in this Agreement. In no event shall this Agreement constitute, or be deemed to constitute, a delegation (express or implied) by DVL to NPO of any of the duties and responsibilities of DVL, in its capacity as a general partner or as a limited partner, under any of the Partnerships or DVL's Board's, or its executive officers' legal responsibilities to DVL or its stockholders. In no event shall any limited partner or lender of any Partnership or any other person or entity constitute a third party beneficiary of this Agreement. NPO shall have no duty or obligation (express or implied) to assure compliance (or report the non-compliance to any person or entity) with respect to (1) the provisions of the partnership agreements of the Partnerships with respect to any transaction contemplated by this Agreement or any of such partnership agreements, (2) the provisions of the Master Leases, the Mortgages, the Millennium Agreement, or any other agreement or documents or (3) applicable federal, state, or local securities or other applicable laws or regulations. All duties and responsibilities with respect to the Partnerships arising under applicable federal, state or local securities or other applicable laws and regulations shall remain at all times with DVL.

               7.   Enforcement of Lease Obligations. To the extent that NPO is
                    ---------------------------------
     informed by DVL or becomes aware of any material violation of any material obligation of any Partnership Tenant or any person or entity with respect to the Land or the Master Leases, then, NPO shall retain the appropriate Consultants to enforce DVL's, PSC's, KMR's or the applicable Partnership's rights and remedies with respect to such material violation. Notwithstanding the foregoing, in no event shall NPO have any express or implied obligation to audit the compliance of such Partnership Tenant and other persons and entities with the terms and provisions of such lease or other agreements or to discover any violations under such leases or other agreements.

               8.   Additional Services. Upon the request of DVL and, subject to
                    --------------------
     mutual agreement by DVL and NPO with respect to (1) the nature and scope of any additional services which are not expressly set forth in this Agreement (collectively, the "Additional Services") and (2) the amount of any fees
                         -------------------
     (such agreed upon fees for each Additional Service, the "Additional
                                                              ----------
     Services Fees") to be paid to NPO in connection with such Additional
     -------------
     Services, then, NPO shall also perform the Additional Services on behalf of DVL. Notwithstanding anything to the contrary set forth in this Agreement, in the event such service is not expressly set forth in Sections 1, 2 or 3
                                                             ------------------
     of this Agreement, then, such service shall constitute an Additional Service for all purposes. DVL shall pay the Additional Services Fees on or before ten (10) days after written invoice is delivered to DVL by NPO. In no event shall any portion of the Additional Services Fees be deferred by DVL. Any unpaid Additional Services Fee shall bear interest at the same rate of interest with respect to unpaid Servicing Fees until paid in full.

               9.   Servicing Fees.
                    ---------------

               a. In consideration of the services to be provided by NPO pursuant to this Agreement, and in addition to any fees or other compensation NPO may be entitled to receive pursuant to any other agreements, commencing on the Effective Date until the expiration or earlier termination of this Agreement, DVL shall pay to NPO a servicing fee at the rate of $600,000 per 12-calendar month time period less the 20% Collection Amount (hereinafter defined) for each
                 ----
          such 12-calendar month time period, payable in 12 equal monthly installments of $50,000 per month during the term of this Agreement (such fee, the "Servicing Fee"); provided however that such Servicing
                          -------------    -------- -------
          Fee shall be increased annually, commencing on the third anniversary of the date of this Agreement (each, an "Anniversary Date") hereof by
                                                   ----------------
          the percentage increase, if any, in the Consumer Price Index (hereinafter defined) from that in effect on January 1,1999. To the extent Non-Primary Collateral Cash Flow (hereinafter defined) is available on such monthly payment date, DVL shall pay the Servicing Fee monthly, in arrears, on the last day of each calendar month, and continuing on the last day of each calendar month thereafter until the expiration of the Term of this Agreement. In the event Non-Primary Collateral Cash Flow is not sufficient to pay the entire fee due on such monthly payment date, then, any unpaid portion of such monthly
                                     ----
          Servicing Fee shall be deferred by DVL and shall bear interest at the rate of fifteen percent (15%) per annum, compounded monthly, until the
                                                                             ---
          earlier to occur of (i) sufficient Non-Primary Collateral Cash Flow
          -------------------
          exists to pay (1) all deferred Servicing Fees, plus, all accrued interest thereon, and (2) all Servicing Fees then due and owing or
          (ii) the expiration or earlier termination of this Agreement in accordance with the terms hereof; provided, however, that in no event
                                            --------  -------
          shall (A) deferred Servicing Fees (excluding any accrued and unpaid interest thereon) exceeding the sum of $600,000 exist and remain unpaid at any time prior to the second Anniversary Date nor (B) deferred Servicing Fees (excluding any accrued and unpaid interest thereon) exceeding the following sums exist and remain unpaid as follows: (i) $450,000 in the aggregate during the time period commencing on the second Anniversary Date and ending ninety (90) days thereafter; (2) $300,000 in the aggregate during the time period commencing ninety-one (91) days after the second Anniversary Date and ending one hundred eighty (180) days after the second Anniversary Date; and (3) $150,000 in the aggregate during the time period commencing one hundred eighty-one (181) days after the second Anniversary Date and ending two hundred seventy (270) days after the second Anniversary Date.

               Notwithstanding anything to the contrary set forth in this Agreement, if at any time until payment in full of all of the obligations in respect of the Servicing Fee, the applicable interest rate provided for herein exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum
                                                                        -------
          Lawful Rate"), then in such event and so long as the Maximum Lawful
          -----------
          Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if
                                                     --------  -------
          at any time thereafter the applicable interest rate provided for herein is less than the Maximum Lawful Rate, DVL shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Servicer paid on account of the obligations hereunder is equal to the total interest which Servicer would have received had the applicable interest rate provided for herein been (but for the operation of this paragraph) the interest rate payable since the Effective Date. Thereafter, the interest rate payable hereunder shall be the applicable interest rate provided for herein unless and until the applicable interest rate provided for herein again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Servicer pursuant to the terms hereof or the terms of any related documents exceed the amount which Servicer could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event that a court of competent jurisdiction, notwithstanding the provisions of this paragraph, shall make a final determination that Servicer has received interest hereunder or under any related agreements in excess of the Maximum Lawful Rate, Servicer shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal installments of the Servicing Fee in inverse order of maturity (without premium or penalty), then to other unpaid obligations and thereafter shall refund any excess to DVL or as a court of competent jurisdiction may otherwise order.

               b. In the event that this Agreement is terminated pursuant to Sections 14 or 43 hereof, other than on a date that is an Anniversary
          -----------------
          Date, then, the Servicing Fee for such partial 12-calendar month
                ----
          period shall be prorated on a per day basis, and all such fees accrued and unpaid through such date of termination shall (i) be payable in six equal consecutive monthly installments commencing on the Effective Termination Date, if such termination is pursuant to Section 14 hereof
                                                               ----------
          and (ii) shall be payable in accordance with the provisions of Section
                                                                         -------
          43 hereof, if such termination is pursuant thereto.
          --

               c.   As used herein, the term "20% Collection Amount" shall mean
                                              ---------------------
          the twenty percent (20%) of all "net amounts" collected on each Investor Note which is actually received and retained by Millennium under the Millennium Agreement for the time period in question as set forth in Section 6.a of the Millennium Agreement.

               d.   As used herein, the term "Loan Agreement" shall mean that
                                              --------------
          certain Amended and Restated Loan Agreement by and between DVL, as borrower thereunder, and NPM Capital LLC ("Lender"), dated as of March
                                                     ------
          15,1996, as the same may be amended from time to time.

               e.   As used herein, the term "Consumer Price Index" shall mean
                                              --------------------
          the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, New York - Northeastern N.J. Area, All Items (1988-84 = 100) or any successor index thereto, appropriately adjusted. In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised, the determination of adjustments provided for herein shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc. or any other nationally recognized publisher of similar statistical information. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as DVL and NPO shall agree upon in writing shall be substituted for the Consumer Price Index. If DVL and NPO are unable to agree as to such substituted index, such matter shall be submitted to the American Arbitration Association or any successor organization for determination in accordance with the regulations and procedures thereof then obtaining for commercial arbitration.

               f.   As used herein, the term "Non-Primary Collateral Cash Flow"
                                              --------------------------------
          shall mean the excess of (1) all cash flow generated by DVL from all
                         ---------
          of the assets and properties of DVL (other than from the Primary Collateral and the Other Secured Debt Released Collateral (as such terms are defined in the Loan Agreement)) for the prior calendar month over (2) the sum of (A) the bona fide expenses incurred by DVL to bona
          ----
          fide third parties in the operation of the business of DVL, in the ordinary course of business plus (B) a reasonable reserve maintained
                                      ----
          by DVL to pay the operating expenses of DVL which are described in clause (2)(A) of this definition for the succeeding sixty (60) day period.

               g. NPO shall not have to apportion fees or other compensation earned hereunder among the Companies and, for purposes of payment to NPO, NPO shall receive any and all remuneration solely and directly from DVL.

               10.  Office Facilities. In addition to the payment by DVL of the
                    -----------------
     Reimbursable Expenses (hereinafter defined), at NPO's request, DVL shall furnish, at no cost to NPO, suitable office space and services (including, without limitation, the use, without cost to NPO, of office space, telephone, telecopy, computer data processing, copying, mailing, overnight delivery services and other services provided by DVL to NPO) at the offices of DVL for certain of NPO's employees devoting a substantial portion of their time in the performance of the duties and obligations of NPO under this Agreement. NPO has informed DVL that NPO currently anticipates that NPO will require office space and related services for such NPO personnel actively engaged in the provision of management services hereunder.

               11.  Reimbursement of Expenses by DVL. In performing its duties
                    --------------------------------
     hereunder NPO shall act solely for the account of DVL and all out-of-pocket expenses incurred by NPO, on behalf of, and in the name of, DVL in connection with this Agreement and the performance of NPO's responsibilities hereunder (including, without limitation, any costs or expenses incurred by, and/or owing to, any Consultant, any affiliate of any Consultant, and any affiliates of NPO, but expressly excluding (1) general office overhead of NPO in excess of the costs and expenses described in
     Section 10 and (2) any compensation expenses of the employees of NPO)
     ----------
     (collectively, the "Reimbursable Expenses") shall be borne exclusively by
                         ---------------------
     DVL and shall not be included in the calculation of the Servicing Fee or the Additional Services Fee. DVL shall reimburse NPO on or before ten (10) days after NPO delivers to DVL an invoice with respect to such Reimbursable Expenses. In no event shall any portion of the Reimbursable Expenses be deferred by DVL. NPO shall in no event be required to advance any of its own funds under or in connection with this Agreement nor to incur any personal liability in connection therewith unless DVL shall have furnished NPO with funds necessary for the discharge thereof. If NPO shall at any time advance any funds in payment of any such Reimbursable Expenses, which NPO shall have the right but not the obligation to do, DVL shall repay NPO for such advance on or before fifteen (15) days after written demand, with interest at the rate of fifteen percent (15%) per annum, compounded monthly. All debts and liabilities incurred by NPO in the course of the performance of NPO's duties under this Agreement (including, without limitation, all Reimbursable Expenses) shall be the debts and liabilities of DVL only, and NPO shall not be liable for any such obligations by reason of this Agreement or for any other reason whatsoever; NPO may so inform third parties with whom it deals on behalf of DVL and may take any other steps to carry out the intent of this provision.

               12.  Grant of Security Interest and Contractual Lien. DVL has
                    -----------------------------------------------
     advised NPO that, as a result of DVL's projected restricted cash flow, DVL may not be able to pay the Servicing Fee on a current basis. As an accommodation to DVL, and subject to the rights and remedies of NPO which are otherwise set forth in this Agreement, NPO has agreed to a limited deferral of such fees in accordance with Section 9 of this Agreement,
                                              ---------
     provided that the obligation of DVL to pay such fees and the other amounts set forth in this Agreement are secured by a perfected security interest and contractual lien. Accordingly, contemporaneous with the execution of this Agreement, DVL shall execute and deliver each of the documents listed on Exhibit G attached hereto (as modified and amended from time to time,
        ---------
     collectively, the "Servicing Security Documents").
                        ----------------------------

               13.  Term. The term of this Agreement shall be for a period
                    ----
     commencing on the Effective Date and ending on the seventh (7th) anniversary of the Closing Date (as defined in the Loan Agreement; such period being herein called the "Initial Term") and thereafter the term of
                                     ------------
     this Agreement shall be automatically renewed for successive periods of three (3) years each (each an "Extended Term") unless sooner terminated in
                                    -------------
     accordance with the terms and conditions hereof. The Initial Term and, to the extent applicable, the Extended Term, are sometimes called the "Term."
                                                                         ----

               14.  Permitted Termination by DVL/Binding Arbitration/Escrow of
                    ----------------------------------------------------------
     Fees.
     ----
               a.   Except as otherwise provided in Section 43, as DVL's sole
                                                    ----------
          and exclusive right and remedy under this Agreement, DVL shall be entitled to terminate this Agreement effective thirty (30) days after the latest to occur of (the "Effective Termination Date"): (1) the
                                       --------------------------
          receipt by NPO of written notice by DVL of the good faith assertion by DVL of the existence of a NPO Default (hereinafter defined) and continuance of such alleged NPO Default after the expiration of the applicable cure periods set forth in Section 14.e. (such notice, the
                                               -------------
          "DVL Default Notice") or (2) the date the arbitrator(s) deliver(s) his
           ------------------
          or their final decision in connection with any arbitration commenced pursuant to this Section 14 which decision finds that a NPO Default
                           ----------
          alleged in a DVL Default Notice existed as of the date of such notice. Except as expressly set forth in the previous sentence, until the Effective Termination Date, DVL shall not be entitled to terminate this Agreement or withhold payment under this Agreement prior to the expiration of the Term of this Agreement. In no event shall the obligations of DVL and NPO under this Agreement be limited, terminated, suspended or affected, in any way whatsoever, by the delivery of a DVL Default Notice until the occurrence of the Effective Termination Date.

               b. In the event DVL delivers a DVL Default Notice and NPO disputes the allegation that a NPO Default exists, then, NPO shall
                                                             ----
          give written notice to DVL on or before five (5) business days after the receipt of such DVL Default Notice. If the parties fail to resolve such dispute on or before ten (10) business days after such DVL Default Notice is received by NPO, the parties shall resolve such dispute pursuant to the Federal Arbitration Act (9 U.S.C. Section 1 et
                                                                              --
          seq.) (or under any other form of arbitration mutually acceptable to
          ----
          the parties so involved). Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in the highest court of the forum, state or federal, having jurisdiction. In the event that a matter is to be submitted to arbitration hereunder the parties shall mutually agree upon a qualified person who shall serve as arbitrator. If the parties cannot mutually agree upon an arbitrator within ten (10) days after written notice from any party requesting that a matter be submitted to arbitration, then each party shall select one qualified person to serve as an arbitrator and the arbitrators so selected shall then mutually select an additional qualified person to serve as an arbitrator. The arbitrators so chosen shall serve as a panel to hear the case and the decision of a majority of the arbitrators on such panel (or the decision of the sole arbitrator, as the case may be) shall be binding upon the parties to the dispute. The expenses of the arbitration shall be borne equally by the parties to the arbitration, provided that each party shall pay for and bear the cost of its own experts, evidence and counsel's fees.

               c. The sole issue that shall be the subject of such arbitration is whether the alleged NPO Default described in the DVL Default Notice existed as of the date of such notice. The arbitration shall be held in New York, New York, or such other place as the parties may agree.

               d. The arbitrators' award shall be enforceable against a party in the courts of any jurisdiction in accordance with its laws. Except as otherwise provided, herein, this arbitration clause constitutes an explicit waiver of defenses against enforcement and execution of any judgment on the arbitrators' award; provided, however, the parties
                                              --------  -------
          shall not be deemed to have waived defenses based upon: (i) fraud or corruption in the procuring of an award, (ii) misconduct on the part of an arbitrator, or (iii) action by an arbitrator in excess of his authority. Defenses relating to the validity or scope of this arbitration clause will be deemed waived unless raised during arbitration. The arbitrators' decision regarding any issue, controversy, dispute, claim or counterclaim involving the validity or scope of this arbitration clause shall be final and binding upon the parties; provided, however, in no event shall the arbitrators have the
                   --------  -------
          right, power or authority to award any money damages or any other damages or relief (whether legal, equitable or otherwise) to any party.

               e.   As used herein, the term "NPO Default" shall mean the
                                              -----------
          occurrence of any of the following: (1) the fraud, gross negligence or felony conviction of, or by, an executive officer of NPO in connection with the performance of NPO's duties under this Agreement or the felony conviction of either Jay Chazanoff or Lawrence J. Cohen; provided, however, in the event such alleged conduct is determined to
          --------  -------
          constitute "gross negligence of, or by, an executive officer of NPO", then, such conduct shall not constitute a "NPO Default" unless such
          ----
          conduct is not cured on or before thirty (30) days after NPO's receipt of the applicable DVL Default Notice or (2) if NPO shall file a voluntary petition in bankruptcy or for arrangement, reorganization or other relief under any chapter of title 11 of the United States Code, 11 U.S.C. Section 101 et seq. (the "Federal Bankruptcy Code") or any
                                -- ----       -----------------------
          similar law, state or federal, now or hereafter in effect, or shall file an answer or other pleading in any proceeding admitting insolvency, bankruptcy or inability to pay its debts as they mature; or (3) if any involuntary petition against NPO under the Federal Bankruptcy Code or similar law, state or federal, now or hereafter in effect, has been granted; or (4) if all or a substantial part of NPO's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, unless such attachment, seizure, writ, warrant or levy is vacated within ninety (90) days; or if NPO shall be adjudicated a bankrupt; or (5) if NPO shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver or trustee or liquidator of all or the major part of its property; or (6) if any order appointing a receiver, trustee or liquidator of NPO or all or a major part of the property of NPO is not vacated within ninety (90) days following the entry thereof.

               f. From and after the date that a DVL Default Notice is delivered by DVL to NPO until the Effective Termination Date with respect to such DVL Default Notice (the "Escrow Termination Date"),
                                                   -----------------------
          DVL shall continue to pay the Servicing Fee in accordance with the terms of this Agreement, except that DVL shall be entitled to deposit such fee into an interest-bearing joint bank account (the "Escrow
                                                                     ------
          Account"), in the names of both DVL and NPO, with Citibank, N.A. or
          -------
          some other banking institution located in the State of New York reasonably acceptable to NPO, pending the Escrow Termination Date. Upon the occurrence of the Escrow Termination Date, all of the funds in the Escrow Account, plus all accrued interest thereon, shall be paid to the party designated by such arbitrator(s) in the final decision or, in the event DVL withdraws such DVL Default Notice, to NPO. In no event shall any of the amounts owing by DVL to pay the Reimbursable Expenses be escrowed following the delivery of a DVL Default Notice or otherwise. In the event such arbitrator(s) determine(s) in a final decision that there was no NPO Default as described in the Default Notice as of the date of such notice, then NPO shall receive (i) the funds in the Escrow Account, plus all accrued interest thereon, plus (ii) the difference between (A) the amount of interest that would have otherwise accrued and been payable to NPO under Section 9.a for the period commencing on the date of the
                       -----------
          Default Notice and ending on the Escrow Termination Date and (B) the amount of accrued interest that NPO received on the funds in the Escrow Account.

               15.  Event of Default by DVL.
                    -----------------------

               a.   As used herein, the term "Event of Default" shall mean the
                                              ----------------
          occurrence of any of the following events:

                    i. The termination by DVL of this Agreement, for any reason other than for a NPO Default or as provided in Section 43;
                                                                     ----------

                    ii. (a) If any representation or warranty made by DVL or PSC herein shall be untrue or incorrect in any material respect as of the date hereof; (b) the failure by DVL to pay to NPO when due and payable any Servicing Fees, Additional Services Fees, Reimbursable Expenses, or other amounts due NPO under, or in connection with, this Agreement or the deferral of any Servicing Fees in excess of the amounts permitted under Section 9; or (c)
                                                             ---------
               if DVL or PSC fail or neglect to perform, keep or observe any other provisions of this Agreement.

                    iii. If DVL shall file a voluntary petition in bankruptcy or for arrangement, reorganization or other relief under any chapter of the Federal Bankruptcy Code or any similar law, state or federal, now or hereafter in effect, or shall file an answer or other pleading in any proceeding admitting insolvency, bankruptcy or inability to pay its debts as they mature; or if any involuntary petition is filed against DVL under the Federal Bankruptcy Code or similar law, state or federal, now or hereafter in effect, has been granted; or if all or a substantial part of the DVL's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, unless such attachment, seizure, writ, warrant or levy is vacated within ninety (90) days; or if DVL shall be adjudicated a bankrupt; or if DVL shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver or trustee or liquidator of all or the major part of its property; or if any order appointing a receiver, trustee or liquidator of DVL or all or a major part of the property of DVL is not vacated within ninety (90) days following the entry thereof; or

                    iv. The occurrence of an Event of Default (as defined in the Loan Agreement) that is not also an Event of Default hereunder;

                    v. The occurrence of an event of default, after the expiration of the applicable notice and cure periods, under the Servicing Security Documents.

               b. Upon the occurrence of an Event of Default other than as set forth in Section 15.a.iv of this Agreement, NPO shall be entitled to
                   ---------------
          terminate this Agreement by giving written notice to DVL and, upon such termination, NPO shall be entitled to receive from DVL, as and for liquidated damages, an amount equal to the sum of (1) all unpaid Servicing Fees, Additional Services Fees, Reimbursement Expenses, any other costs and expenses accrued or incurred by NPO under this Agreement prior to the date of such termination, plus all accrued
                                                           ----
          interest calculated pursuant to Section 9 of this Agreement with
                                          ---------
          respect to the foregoing unpaid amounts plus (2) an amount equal to
                                                  ----
          the present value (using a discount rate of six percent (6%) per annum) of all unpaid Servicing Fees which would have been payable by DVL to NPO for the remaining Term of this Agreement had this Agreement not been terminated early plus (3) all attorneys' fees and costs
                                    ----
          incurred by NPO to collect the amounts described in this Section 15
                                                                   ----------
          plus (4) interest on the sum set forth in clauses (1), (2) and (3),
          ----
          from the date of such Event of Default until to the date such full amount is paid in full to NPO, at the rate of the lesser of (A) the maximum rate of interest which may be contracted for, charged or received by DVL with respect to such amounts due and owing and (B) eighteen percent (18%) per annum, compounded monthly.

               c.   Upon the occurrence of an Event of Default described in
          Section 15.a.iv of this Agreement, NPO shall be entitled to terminate
          ------- -------
          this Agreement by giving written notice to DVL and, upon such termination, NPO shall be entitled to receive from DVL, as and for liquidated damages, an amount equal to the sum of (1) all unpaid Servicing Fees, Additional Services Fees, Reimbursement Expenses, any other costs and expenses accrued or incurred by NPO under this Agreement prior to the date of such termination, plus all accrued
                                                           ----
          interest calculated pursuant to Section 9 of this Agreement with
                                          ---------
          respect to the foregoing unpaid amounts plus (2) an amount equal to
                                                  ----
          the present value (using a discount rate of six percent (6%) per annum) of one-half of all unpaid Servicing Fees which would have been payable by DVL to NPO for the remaining Term of this Agreement had this Agreement not been terminated early plus (3) all attorneys' fees
                                                   ----
          and costs incurred by NPO to collect the amounts described in this
          Section 15 plus (4) interest on the sum set forth in clauses (1), (2)
          ---------- ----
          and (3), from the date of such Event of Default to the date such full amount is paid in full to NPO, at the rate of the lesser of (A) the maximum rate of interest which may be contracted for, charged or received by DVL with respect to such amounts due and owing and (B) eighteen percent (18%) per annum, compounded monthly.

               d. The parties acknowledge and agree that NPO's damages occasioned by DVL's default are difficult to ascertain, but agree that such amounts set forth hereunder represent a reasonable estimate of NPO's damages.

               16.  Termination Right of NPO. In addition to the other
                    ------------------------
     termination rights of NPO set forth in this Agreement, NPO shall be entitled, at any time, to terminate this Agreement after thirty (30) days' written notice to DVL, for any reason or for no reason. Commencing on the expiration of such thirty (30) day period, DVL shall pay to NPO, in twelve
     (12) equal monthly installments, the amounts owing by DVL to NPO which are set forth in Section 15.b(1), plus all attorneys' fees and costs incurred
                  ---------------  ----
     by NPO to collect the amounts described in Section 15.b (1).
                                                ----------------

               17.  Cumulative Remedies. All remedies of NPO set forth in this
                    --------------------
     Agreement and in the Servicing Security Documents are cumulative of any and all other remedies available to NPO existing at law or in equity and are cumulative of any and all other remedies available to NPO as may now or hereafter exist under this Agreement, under the Servicing Security Documents, at law or in equity for the enforcement of the covenants of DVL herein and the resort to any remedy of NPO provided for hereunder or under any such other instrument or provided for by law or equity shall not prevent the concurrent or subsequent employment by NPO of any other appropriate remedy or remedies.

               18.  Indemnity by DVL PSC and KMR.
                    ----------------------------

               a. Each of DVL and PSC hereby, jointly and severally, covenants and agrees: (i) to hold and save NPO, each member of NPO, and any member, shareholder, officer, director, principal, employee, agent or affiliate of any of the foregoing (collectively, the "NPO Entities")
                                                                ------------
          free and harmless and to defend from any claim, loss, damage, liability, action, proceeding, or otherwise for damages or injuries to legal entities, persons or property, cost or expense, including reasonable fees and expenses of counsel (whether in-house counsel or other legal counsel), (a) when NPO is carrying out or taking action in connection with any of the provisions of this Agreement or acting under the express or implied directions of either DVL or PSC (the "DVL Companies") or acting in the good faith belief that NPO is carrying out or taking action pursuant to the terms of this Agreement or (b) asserted by any person or entity against NPO arising out of or relating to any agreement, action or failure to act by DVL or PSC, or any allegations thereof, or (c) due to a failure or refusal by either of the DVL Companies to comply with or abide by any rule, order, determination, ordinance or law of any federal, state or municipal authority; (ii) to reimburse NPO upon demand for any monies which NPO advances or pays out under this Agreement, (iii) to reimburse NPO upon demand for any monies which NPO advances or pays out under this Agreement in connection with or as an expense in defense of, any claim or civil action, proceeding, charge or prosecution made, instituted or maintained against NPO or either of the DVL Companies and NPO, jointly or severally, affecting or due to the conditions or use of any of the Assets or Partnership Property, or any acts or omissions of employees of either of the DVL Companies or of NPO; and (iv) to defend promptly and diligently with counsel approved by NPO, at DVL's sole expense, any claim, action or proceeding brought against NPO and/or either of the DVL Companies and NPO, jointly or severally, arising out of or connected with any of the foregoing, and to hold harmless and fully indemnify NPO from any judgment, loss or settlement on account thereof. The foregoing provisions of this Section 18.a shall survive
                                                    ------------
          the expiration or termination of NPO's appointment pursuant to this Agreement, but this shall not be construed to mean that DVL's or PSC's liability does not survive as to other provisions of this Agreement.

               b. KMR hereby covenants and agrees: (i) to hold and save NPO and each NPO Entity, free and harmless and to defend from any claim, loss, liability, action, proceeding, or otherwise for damages or injuries to legal entities, persons or property (a) when NPO is carrying out or taking action in connection with any of the provisions of this Agreement or acting under the express or implied directions of either DVL or KMR or acting in the good faith belief that NPO is carrying out or taking action pursuant to the terms of this Agreement or (b) asserted by any person or entity against NPO arising out of or relating to any agreement, action or failure to act by KMR, or any allegations thereof, or (c) due to a failure or refusal by KMR to comply with or abide by any rule, order, determination, ordinance or law of any federal, state or municipal authority; (ii) to reimburse NPO upon demand for any monies which NPO advances or pays out under this Agreement, (iii) to reimburse NPO upon demand for any monies which NPO advances or pays out under this Agreement in connection with or as an expense in defense of, any claim or civil action, proceeding, charge or prosecution made, instituted or maintained against NPO or KMR and NPO, jointly or severally, affecting or due to the conditions or use of any of the KMR Assets, or any acts or omissions of employees of KMR or of NPO; and (iv) to defend promptly and diligently with counsel approved by NPO, at KMR's sole expense, any claim, action or proceeding brought against NPO and/or KMR and NPO, jointly or severally, arising out of or connected with any of the foregoing, and to hold harmless and fully indemnify NPO from any judgment, loss or settlement on account thereof. The foregoing provisions of this
          Section 18.b shall survive the expiration or termination of NPO's
          ------------
          appointment pursuant to this Agreement, but this shall not be construed to mean that KMR's liability does not survive as to other provisions of this Agreement.

               19.  Assignment by NPO. NPO shall have the right to assign,
                    -----------------
     hypothecate, mortgage or pledge all or any portion of its right to receive payments and reimbursements under this Agreement, without the prior approval of any of DVL, PSC or KMR. In addition, NPO shall be entitled to assign all or any portion of this Agreement to any legal entity which is owned, controlled or under common control with NPO. Except as set forth in the previous sentences, NPO shall not have the right to assign this Agreement or any interest therein, without the prior written consent of DVL.

               20.  Assignment by DVL. None of DVL, PSC or KMR shall have the
                    -----------------
     right to assign this Agreement, or any interest therein, without the prior written approval of NPO.

               21.  Further Documents. Each party hereto shall execute and
                    -----------------
     deliver all such other appropriate supplemental agreements and other instruments and take such other action as may be necessary to make this Agreement fully and legally effective, binding and enforceable as between the parties hereto and as against third parties, as the other party may reasonably request.

               22.  Survival. If, pursuant to the terms of this Agreement, this
                    --------
     Agreement is terminated or the term of this Agreement shall expire, (a) DVL's obligations to pay to NPO any amounts due to NPO hereunder shall survive such termination or expiration and shall continue until all such amounts, with interest as set forth herein, are paid in full, and (b) all terms, provisions and obligations of each party contained herein which, in order to give them effect and accomplish their intent and purpose, need to survive such termination shall survive and continue until they have been fully satisfied or performed.

               23. Insurance.
                   ---------

               a. DVL shall maintain, and cause PSC and KMR to maintain, at all times during the term of this Agreement, the following insurance in amounts and with responsible and properly licensed companies as approved by NPO:

                    (i) Comprehensive public liability insurance for injury to or death of persons and damage to or loss of property, including automobile liability and liquor liability, with limits of liability and such other terms as may be approved by NPO;

                    (ii) Insurance, at full replacement value, against all risk of direct physical loss and damage, including fire and extended coverage and also including business interruption, boiler and machinery and use and occupancy, and such other risks and perils approved by NPO; and

                   (iii) Any other insurance which is required to be
               maintained pursuant to the Mortgages, the Underlying Mortgages and/or the Master Leases, together with such other insurance for protection against claims, liabilities and losses as is approved by NPO.

     All policies evidencing the foregoing insurance shall name DVL, PSC or KMR, as appropriate, as the principal insured and shall name NPO and each of the NPO Entities as additional insureds thereunder by endorsement.

               b.   All insurance required by this Section 23 shall be in such
                                                   ----------
          form and with such companies as shall be reasonably satisfactory to DVL, PSC or KMR, as applicable, and NPO. Any insurance may be provided under blanket policies of insurance. All property damage insurance maintained by each of the Companies pursuant to this Section 23 shall
                                                               ----------
          name NPO and each of the NPO Entities as additional insureds. All other insurance shall be in the name of DVL, PSC and KMR, as applicable, and NPO and each of the NPO Entities. All policies of insurance shall provide that (A) the insurance company will have no right of subrogation against the holder of any Mortgage, DVL, NPO, the NPO Entities or any of their respective affiliates or the agents or employees thereof, and (B) that the proceeds thereof in the event of loss or damage shall, to the extent payable to any insured, be payable notwithstanding any act of negligence or breach of warranty by any other insured which might otherwise result in the forfeiture or nonpayment of such insurance proceeds. Notwithstanding the foregoing, the parties acknowledge that Walmart is a primary tenant of many of the Partnership Properties and that Walmart self-insures and does not maintain property and casualty insurance. Nothing in this Agreement shall require DVL to maintain property and casualty insurance covering such Walmart-leased properties or any other leased properties where tenant has the right to self-insure.

               c. Certificates of all policies shall be delivered to the party hereunder who is not required to purchase the insurance prior to the Effective Date and thereafter certificates of renewal shall be so delivered not less than thirty (30) days prior to the expiration date of such policies. All insurance policies required to be carried hereunder shall have attached thereto an endorsement that the same shall not be canceled or changed without at least thirty (30) days' prior written notice to all named insureds and additional insureds. For the purpose of evidencing compliance with the provisions of this
          Section 23, each of the Companies shall from time to time furnish to
          ----------
          NPO certified duplicate policies of all insurance required to be maintained by it pursuant to this Section 23.
                                            ----------

               24.  Information to be Provided by DVL. DVL agrees to make
                    ---------------------------------
     available, or cause to be made available, to NPO and, if requested by NPO from time to time, to provide copies of the following information to NPO on or as soon as reasonably practicable after the Effective Date:

               a. A copy of each of the material documents with respect to the Master Leases, the Mortgages, the Underlying Mortgages, and the Investor Notes;

               b. A current copy of each partnership agreement for each of the Partnerships, together with all amendments thereto;

               c. The name, address and unit size of each limited partner of the Partnerships on computer diskette and in hard copy form;

               d. All other historical and current information as to each limited partner necessary to administer its, his or her partnership account as contemplated by such partnership agreement, including without limitation microfilm or other copies of all relevant information;

               e. On a regular basis, sufficient written information about the Partnership Property and operations, including all available financial statements and information, valuations and other material information;

               f. On a regular basis, copies of all requests from limited partners of the Partnerships for information regarding the Partnerships promptly after they are submitted and promptly refer all telephone inquiries to NPO;

               g. On a regular basis, all annual financial statements, annual income tax information and periodic Partnership distributions checks, if any, for mailing to the limited partners of the Partnerships; and

               h. On a regular basis, all requests from limited partners of the Partnerships and other persons for changes of address, transfers of limited partnership interests, valuations of limited partnership interests and similar transactions.

               25.  Status Reports to the Board of Directors of DVL. At the
                    -----------------------------------------------
     request of the Board of Directors of DVL, NPO shall, from time to time, make periodic status reports to the Board of Directors of DVL of the status of the applicable Assets and the services provided by NPO pursuant to this Agreement.

               26.  Notices. Except as otherwise provided herein, whenever it is
                    --------
     provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given only if (i) delivered in person, or (ii) sent by Federal Express or a nationally recognized overnight courier service, and addressed as follows:

                         If to NPO, at:

                         24 River Road
                         Bogota, New Jersey 07603

                         With a copy to:

                         Millennium Financial Services, Inc.
                         70 East 55th Street
                         6th Floor
                         New York, New York 10022
                         Attention: Mr. Jay D. Chazanoff

                         National Financial Corporation
                         621 N.W. 53rd Avenue
                         Boca Raton, Florida 33487
                         Attention: Mr. Gary L. Shapiro

                         Pembroke Companies Inc.
                         One Park Avenue
                         12th Floor
                         New York, New York 10016
                         Attention: Mr. Lawrence J. Cohen

                         Proskauer Rose Goetz & Mendelsohn LLP
                         1585 Broadway
                         New York, New York 10036
                         Attention: Herbert T. Weinstein, Esq.

                    If to DVL, PSC or KMR, at the addresses set forth hereinabove.

                         With a copy to:

                         DVL, Inc.
                         24 River Road
                         Bogota, New Jersey 07603
                         Attention: President

          or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to be effective on receipt.

                    27.  Representations by the Companies. In order to
                         --------------------------------
          induce NPO to enter into this Agreement, each of DVL, PSC and KMR does hereby make the following representations, warranties and covenants to NPO (such representations, warranties and covenants being several and being made by each such party solely with respect to itself) as follows:

                    a. Each of the Companies represents and warrants to NPO that it is a validly organized corporation under the laws of the State of Delaware with full power and authority to enter into this Agreement and to carry out the transactions herein contemplated and the president or any vice president of such Company has all necessary authority to execute and deliver this Agreement, all of which has been duly authorized by all necessary or proper corporate action. DVL further represents and warrants that it has full power and authority to enter into the Servicing Security Documents and to carry out the transactions therein contemplated and the president or any vice president of DVL has all necessary authority to execute and deliver the Servicing Security Documents on behalf of DVL, all of which has been duly authorized by all necessary or proper corporate action.

                    b. Each of the Companies covenants and agrees that this Agreement has been duly executed and delivered by its duly authorized officers and constitutes the legal, valid and binding obligation of such Company enforceable in accordance with its terms, subject to laws applicable generally to creditors' rights. DVL further covenants and agrees that each of the Servicing Security Documents has been duly executed and delivered by DVL and constitutes the legal, valid and binding obligation of DVL enforceable in accordance with its terms, subject to laws applicable generally to creditors' rights.

                    c. There is no claim, litigation, proceedings or government investigation pending, or as far as is known to DVL, threatened, against or relating to DVL, PSC or KMR, any of the Assets, the properties or business of DVL or the transactions contemplated by this Agreement or any of the Servicing Security Documents which does, or may reasonably be expected to, affect the ability of DVL, PSC or KMR to enter into this Agreement, any of the Servicing Security Documents, as applicable, or to carry out its obligations hereunder or thereunder, and there is no basis for any such claim, litigation, proceedings or governmental investigation.

                    d.   Neither the consummation of the actions
               contemplated by this Agreement or any of the Servicing Security Documents on the part of DVL to be performed, nor the fulfillment of the terms, conditions and provisions of this Agreement or any of the Servicing Security Documents, conflicts with or will result in the breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture, instrument or undertaking to which any of the Companies is a party or by which it is bound.

                    e. The recitals set forth in this Agreement and the information set forth on the Exhibits annexed hereto are true and correct as of the date hereof.

                    28. Representations by NPO. In order to induce DVL to
                        ----------------------
          enter into this Agreement, NPO does hereby make the following representations, warranties and covenants:

                    a. NPO represents and warrants to DVL that NPO is a validly organized limited liability company under the laws of the State of Delaware with full power and authority to enter into this Agreement and to carry out the transactions herein contemplated and any member has all necessary authority to execute and deliver this Agreement on behalf of NPO.

                    b. NPO covenants and agrees that the Agreement has been duly executed and delivered by NPO and constitutes the legal, valid and binding obligations of NPO enforceable in accordance with their terms, subject to laws applicable generally to creditors' rights.

                    c. There is no claim, litigation, proceedings or governmental investigation pending, or as far as is known to NPO, threatened, against or relating to NPO, the properties or business of NPO or the transactions contemplated by this Agreement which does, or may reasonably be expected to, affect the ability of NPO to enter into this Agreement or to carry out its obligations hereunder, and there is no basis for any such claim, litigation, proceedings or governmental investigation.

                    d.   Neither the consummation of the actions
               contemplated by this Agreement on the part of NPO to be performed, nor the fulfillment of the terms, conditions and provisions of this Agreement, conflicts with or will result in the breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture, instrument or undertaking to which NPO is a party or by which it is bound.

                    29.  Legal Opinion of DVL's Counsel. Contemporaneous
                         ------------------------------
          with the execution and delivery of this Agreement and the Servicing Security Documents, DVL shall deliver to NPO a favorable legal opinion, in form and substance acceptable to NPO, addressing each of the matters set forth in the representations set forth in Section 27 of this Agreement, the perfection of the
                       ----------
          liens and security interests granted by the Servicing Security Documents and such other matters as may be reasonably requested by NPO.

                    30.  Confidential Information. DVL, PSC, KMR and NPO
                         ------------------------
          hereby agree to treat this Agreement and all information relating hereto as confidential and not to disclose any such information without the prior written consent of the other party, except that the foregoing limitation shall not apply to information requested by, or disclosed to, the holder of the indebtedness described in the Loan Agreement, any Consultant, any NPO Entity, any prospective lender, any affiliate of NPO, any governmental authority having or asserting jurisdiction over NPO, DVL, PSC, KMR or one or more of the Consultants.

                    31.  Reliance by NPO. NPO shall be entitled to rely,
                         ---------------
          without independent investigation, on the accuracy, completeness and timeliness of the information DVL, PSC or KMR provides to NPO in performing NPO's services under this Agreement. NPO shall have no duty or responsibility to DVL, PSC, KMR any Partnership, any limited partner or any other person or entity to review, audit or verify any of the information or documents that are furnished to NPO by DVL, PSC, KMR or any other person or entity.

                    32.  Notices to Lender. NPO shall deliver to Lender or
                         -----------------
          the then current holder of the indebtedness under the Loan Agreement, all reports, notices and other information supplied by NPO to DVL under this Agreement and shall provide such other information to Lender or such holder as may be requested by Lender or such holder from time to time.

                    33.  Independent Contractor Status. At all times under
                         -----------------------------
          this Agreement, NPO shall be an independent contractor of DVL, PSC and KMR and NPO shall never be a partner, venturer, employee or agent of DVL, PSC or KMR.

                    34.  Entire Agreement. This Agreement and the Servicing
                         ----------------
          Security Documents contain the entire understanding of the parties with respect to the subject matter hereof and shall supersede any and all other agreements between the parties with respect to the subject matter hereof. This Agreement may not be changed or modified orally but only by written instrument signed by duly authorized officers of the parties hereto.

                    35.  Successors. This Agreement shall be binding on the
                         ----------
          parties hereto, their respective successors and assigns.

                    36.  Governing Law. In all respects, including all
                         -------------
          matters of construction, validity and performance, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the STATE OF NEW YORK applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. DVL, PSC, KMR and NPO hereby submit to personal jurisdiction and hereby waive any objection as to venue in the County of New York, State of New York. Each of DVL, PSC and KMR hereby appoints CSC Corporation, at its offices in New York County, New York, as its agent to receive service of process under this Agreement for all purposes. Service of process on DVL, PSC, KMR or NPO in any action arising out of or relating to this Agreement or any of the Servicing Security Documents shall be effective if mailed to such party at the address listed in Section 26 or, with respect to each of DVL,
                                ----------
          PSC and KMR, if CSC Corporation is serviced with service of process in New York County, New York. Nothing shall preclude DVL, PSC, KMR or NPO from bringing suit or taking other legal action in any other jurisdiction.

                    37.  Particular Services. Nothing contained in this
                         -------------------
          Agreement shall be deemed or construed to require NPO to perform the services of any Consultants or other professions requiring special licenses or make NPO responsible for the failure of the various Consultants hired by DVL or by NPO on behalf of DVL to properly perform or provide their services.

                    38.  Limited Liability of NPO and NPO Entities.
                         -----------------------------------------
          Regardless of the claim or form in which any legal or equitable action may be brought against NPO as a result of this Agreement or any services performed by NPO, NPO's liability, if any, arising out of, or resulting from, this Agreement or any services performed by NPO shall be limited to actual damages (and shall expressly exclude any consequential, special, or punitive damages) and such actual damages shall not exceed the amount paid to NPO by DVL for the limited and particular service that gave rise to the particular claim asserted. Notwithstanding any provision of this Agreement to the contrary, no NPO Entity shall have any personal liability (in any way whatsoever) under, arising out of, or in connection with, this Agreement, any default by NPO under this Agreement or any breach by NPO of any representation or warranty set forth in this Agreement, under any circumstances whatsoever. Notwithstanding any provision of this Agreement to the contrary, no officer, director, employee, representative or shareholder of any of the Companies (except DVL as a shareholder of PSC) shall have any personal liability (in any way whatsoever) under, arising out of, or in connection with, this Agreement, any default by any of the Companies under this Agreement or any breach by any of the Companies of any representation or warranty set forth in this Agreement, under any circumstances whatsoever.

                    39.  Exclusivity. During the Initial Term and any
                         -----------
          Extended Term, NPO will be retained by DVL to perform the services contemplated or described by this Agreement, or any other partnership administration or asset management services with respect to any of the assets (whether now existing or hereafter acquired) of the Partnerships or any of the assets (whether now existing or hereafter acquired) of each of DVL, PSC and KMR, respectively, on an exclusive basis (collectively, the "Covered Services"). None of DVL, PSC or KMR nor any of their respective affiliates will contract with, obtain, or attempt to contract with or obtain, any Covered Services from any person or entity (other than NPO) during such time period. None of DVL, PSC or KMR shall, nor shall any of them permit any of their respective affiliates to, interfere with, or not cooperate with, NPO in connection with the performance of NPO's duties under this Agreement. Without limiting the foregoing, in order to ensure that the marketing and sale of the DVL Assets is carried out on a uniform and efficient basis, during the term of this Agreement, NPO shall have the exclusive right to list, market and obtain offers for the DVL Assets, utilizing Consultants retained on behalf of DVL. However, in the event that any Consultant has not obtained offers reasonably acceptable to DVL for fifty percent (50%) of the DVL Assets then listed for sale with such Consultant, then upon the end of any exclusive listing period granted to such Consultant (not more than one hundred eighty
          (180) days) DVL shall have the right to require NPO to list DVL Assets with a different Consultant. Immediately after the execution and delivery of this Agreement by DVL and NPO, DVL shall terminate all brokerage and finder agreements and arrangements (whether oral or written) for all purposes.

                    40.  Other Activities by NPO. NPO shall devote the
                         -----------------------
          personnel, time and resources which are reasonably necessary or appropriate in order to perform the services of NPO required by this Agreement. In no event shall NPO, any NPO Entity or any of their respective affiliates be prohibited, and nothing in this Agreement shall prevent, NPO or any NPO Entity from engaging in any other activity, business or venture (including, without limitation, any activity, business or venture which competes with DVL, PSC, KMR or any of the Partnerships).

                    41.  Conflict Resolution. In the event that a conflict
                         -------------------
          exists or may exist between (1) the interests of DVL and (2) the interests of any Partnership, with respect to any matter or issue, DVL recognizes that its primary duty and responsibility shall be to the applicable Affiliate Partnership and hereby irrevocably directs NPO that NPO shall act accordingly hereunder. In no event shall NPO be obligated (in any way whatsoever) to attempt to discover any conflicts of interest or potential conflicts of interest between or among the Partnerships, DVL or any other person or entity.

                    42.  Disclosure Regarding Affiliates. DVL acknowledges
                         -------------------------------
          and agrees that NPO has disclosed to DVL that NPO is an affiliate of Lender and the Permitted Stockholders (as defined in the Loan Agreement). DVL covenants and agrees that, notwithstanding the foregoing, none of the obligations, covenants and agreements of DVL under this Agreement shall be, or shall be deemed, waived, excused, limited or affected in any way whatsoever, even though NPO is an affiliate of Lender and the Permitted Stockholders. DVL, PSC and KMR have reviewed this Agreement and the Servicing Security Documents, as applicable, and each of DVL, PSC and KMR acknowledges and agrees that it (1) understands fully the terms of this Agreement, and in the case of DVL, the Servicing Security Documents, and the consequences of the delivery thereof, (2) has been afforded an opportunity to have this Agreement and, in the case of DVL, the Servicing Security Documents, reviewed by and to discuss all such documents with such attorneys and other persons as such Company may wish, and (3) has executed and delivered this Agreement and, in the case of DVL, the Servicing Security Documents, of such Company's own free will and accord and without threat or duress.

                    43.  Effectiveness of this Agreement/Limited DVL
                         -------------------------------------------
          Termination Right. The terms and provisions of this Agreement
          -----------------
          shall be a legally binding and enforceable obligation of DVL, PSC, KMR and NPO from and after the Effective Date for all purposes. Notwithstanding the foregoing, in the event that the Closing (as defined in the Loan Agreement) fails to occur for any reason or for no reason in accordance with the provisions thereof, then DVL shall be entitled to terminate this Agreement
                   ----
          by giving written notice to NPO within thirty (30) days after the termination of the Loan Agreement. In such event, NPO shall be entitled to payment of all fees accrued and unpaid hereunder (prorated through the date of such termination in accordance with the provisions of Section 9.b hereof) as of the date of such
                            -----------
          termination. All payments to be made by DVL to NPO pursuant to this Section 43 shall be made in six equal consecutive monthly
               ----------
          installments commencing thirty (30) days after such date of termination.

                    In the event DVL fails to give to NPO such written termination notice, then the limited termination right in favor
                              ----
          of DVL set forth in the previous sentence shall terminate and be NULL AND VOID for all purposes.

                    44.  Authority of DVL. DVL and PSC covenant and agree
                         ----------------
          that DVL shall have full and complete authority to act for PSC under this Agreement without the joinder of PSC. All obligations of DVL under this Agreement shall constitute the joint and several obligations of DVL and PSC for all purposes. It is agreed that NPO shall only be required to deal with DVL with respect to all matters under this Agreement involving DVL and PSC. The obligations hereunder of DVL and PSC, on the one hand, and KMR, on the other hand, shall be several.

                    45.  Miscellaneous. This Agreement may not be modified
                         -------------
          or amended except by written agreement duly executed by each of the parties hereto. In the event that any legal action or proceeding is commenced by either party hereto in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to reimbursement from the other party in an amount equal to reasonable attorney's fees and expenses incurred by the prevailing party in such action or proceeding.


                    IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

                                      DVL, INC., a Delaware corporation


                                      By: /s/ Alan E. Casnoff
                                         ---------------------------------
                                      Name:  Alan E. Casnoff
                                      Title:  President



                                      PROFESSIONAL SERVICE CORPORATION,
                                           a Delaware corporation


                                      By: /s/ Alan E. Casnoff
                                         ---------------------------------
                                      Name:  Alan E. Casnoff
                                      Title:  President


                                      KM REALTY CORPORATION, a North
                                      Carolina corporation


                                      By: /s/ Alan E. Casnoff
                                         ---------------------------------
                                      Name:  Alan E. Casnoff
                                      Title:  President


                                      NPO MANAGEMENT LLC, a Delaware
                                      limited liability company
                                      by Pembroke Companies, Inc., a Member


                                      By: /s/ Lawrence J. Cohen
                                         ---------------------------------
                                      Name:  Lawrence J. Cohen
                                      Title:  President

                                                           EXHIBIT D


                               STOCK PURCHASE AGREEMENT
                               ------------------------


                    STOCK PURCHASE AGREEMENT, dated as of March 27, 1996, between DVL, INC., a Delaware corporation having an office at 24 River Road, Bogota, New Jersey 07603 ("Company"), and NPO
                                                 -------
          HOLDINGS LLC, a Delaware limited liability company "Purchaser").
                                                              ---------

                                 W I T N E S S E T H:
                                 - - - - - - - - - -


                    Purchaser desires to subscribe for and purchase from Company, and Company desires to issue and sell to Purchaser, the number of shares of Company's common stock, par value $0.01 per share ("Common Stock") set forth below, on the terms and
                  ------------
          conditions set forth below.

                    NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

          I.   DEFINITIONS
               -----------

                    Each of the following terms shall have the meaning set forth below:

                    "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                    "Action" shall mean any action, suit, arbitration,
                     ------
          proceeding, investigation or approval process.

                    "Agreement" shall mean this Securities Purchase
                     ---------
          Agreement, together with all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                    "Approved Securities" shall mean the securities
                     -------------------
          described on Schedule A hereto that shall be issued on the
                       ----------
          Closing Date.

                    "Common Stock" shall have the meaning set forth in the
                     ------------
          recital of this Agreement, but shall also include any common stock resulting from the recapitalization contemplated by Section
                                                                    -------
          5.1 below.
          ---

                    "Contract" shall mean any contract, agreement, note,
                     --------
          instrument, franchise, lease, license, commitment, arrangement or understanding, whether written or oral.

                    "Existing Options" shall mean the options, convertible
                     ----------------
          securities and other securities described on Schedule B hereto.
                                                       ----------

                    "Governmental Authority" shall mean any court or
                     ----------------------
          governmental authority, department, commission, board, bureau, agency or instrumentality.

                    "Law" shall mean any statute, law, ordinance, rule,
                     ---
          regulation or policy of any Governmental Authority.

                    "Material Adverse Effect" shall mean a material adverse
                     -----------------------
          effect on the business, assets, operations, properties, prospects or financial or other condition of Borrower and its Subsidiaries taken as a whole.

                    "Order" shall mean any order, judgment, writ,
                     -----
          injunction, decree, ruling or decision of any Governmental
          Authority.

                    "Permit" shall mean any license, order, certificate,
                     ------
          authorization or approval of any Governmental Authority.

                    "Person" shall mean any individual, partnership,
                     ------
          corporation, unincorporated organization or association, limited liability company, trust or other legal entity.

                    "Subsidiary" shall mean, with respect to any Person,
                     ----------
          (a) any corporation in which such Person and/or one or more of its Subsidiaries, directly or indirectly, owns legally or beneficially an aggregate of more than fifty percent (50%) of any class of the outstanding common stock, or (b) any partnership or other Person in which such Person and/or one or more of its Subsidiaries shall have an interest (whether voting or economic) of more than fifty percent (50%), or (c) any Person of which such Person has the direct or indirect right to control the operating or financial decisions.

                    The words "herein," "hereof" and "hereunder" and other
                               ------    ------       ---------
          words of similar import refer to this Agreement as a whole, and not to any particular section, subsection or clause contained in this Agreement.

          II.  PURCHASE OF SECURITIES
               ----------------------

                    2.1. Purchase of Securities. Subject to the terms and
                         ----------------------
          conditions set forth in this Agreement, Purchaser agrees to subscribe for and purchase from Company at the Closing, and Company agrees to issue and sell to Purchaser at the Closing, 1,000,000 shares of Common Stock (the "Purchased Stock"), for an
                                                 ---------------
          aggregate purchase price of $200,000.

                    2.2. Closing.  The closing of the issuance of the
                         -------
          Purchased Stock (the "Closing") shall be simultaneous with the
                                -------
          fulfillment or waiver of all the conditions set forth in Article
                                                                   -------
          VI below. The Closing shall take place on such date (the "Closing
          --                                                        -------
          Date") at time and place as shall be mutually agreed to by the
          ----
          parties hereto, but in no event later than September 1, 1996. On the Closing Date, Company will deliver to Purchaser and/or its assigns duly issued certificates representing the Purchased Stock, against delivery by Purchaser and/or its assigns of the issuance price therefor by wire transfer of funds into an account of Company previously designated by Company.

          III. COMPANY'S REPRESENTATIONS AND WARRANTIES
               ----------------------------------------

                    Company makes the following representations, warranties and covenants to Purchaser, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

                    3.1. Organization: Authorization. Company is duly
                         ---------------------------
          organized, validly existing and in good standing under the laws of Delaware, and has full corporate or other power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Subject to shareholder approval, the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and thereby, has been authorized by all necessary corporate or over action by Company.

                    3.2. Binding Agreement.  Subject to shareholder
                         -----------------
          approval, this Agreement has been duly executed and delivered by Company, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally.

                    3.3. Requisite Consents; Nonviolation. Subject to
                         --------------------------------
          shareholder approval, the execution and delivery of this Agreement by Company and the consummation by it of the transactions contemplated hereby, do not: (a) require any consent, authorization or other action of, or any filing with, any Governmental Authority or any other Person, (b) violate or conflict with any provision of Company's certificate of incorporation, by-laws or other governing documents, or (c) constitute a default under, conflict with, violate, or give rise to a right of termination, cancellation or acceleration or to loss of a material benefit under, any Law (including, without limitation, the Act), Contract, Permit or Order to which Company is or hereafter may be a party or by which it or its properties are or hereafter may be bound.

                    3.4. Litigation. There is no Action pending or, to the
                         ----------
          best knowledge of Company, threatened against Company or its Subsidiaries that relate to, or could reasonably be expected to affect, the transactions contemplated by this Agreement.

                    3.5. Authorized and Outstanding Shares of Capital
                         --------------------------------------------
          Stock. After giving effect to the Closing, the authorized capital
          -----
          stock of Company consists of forty million one hundred (40,000,100) shares, of which forty million (40,000,000) are shares of Common Stock, and one hundred (100) are shares of the Company's Class A Preferred Stock, par value $10.00 per share. Except for the Existing Options, the Approved Securities and other securities approved by Purchaser in writing, there are currently no, and immediately after the Closing shall be no (a) subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of Company or securities convertible into such capital stock authorized or outstanding, and (b) commitment of Company to issue sell or transfer any such shares, warrants, options or other such rights or securities.

                    3.6. Authorization and Issuance of Purchased Stock.
                         ---------------------------------------------
          Subject to shareholder approval, the issuance of the Purchased Stock has been duly authorized and, upon delivery to Purchaser of certificates therefor against payment in accordance with the terms hereof, shall be validly issued and fully paid and non-assessable, free and clear of all rights, options, pledges, liens, encumbrances, rights of redemption and preemptive rights.

                    3.7. Securities Laws. The offer, issuance, sale and
                         ---------------
          delivery of the Purchased Stock, as provided in this Agreement, are exempt from the registration requirements of the Act and all applicable state securities laws.

                    3.8. Financial Statements; No Other Liabilities.
                         ------------------------------------------

                         (a)  Each of the balance sheets and other
          financial information set forth in each of the Form 10-Ks and Form 10-Qs filed by Company with the Securities and Exchange Commission in 1993, 1994, and 1995, each of which was timely filed and a copy of which has been furnished to Purchaser prior to the date of this Agreement, was prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the period involved and presents fairly the consolidated financial position of Company and its Subsidiaries at such dates and consolidated results of operations and cash flows for the period then ended and for such periods represented thereby, except that all Form 10-Qs are subject to normal year-end adjustments none of which have been, or will be, materially adverse to the business, properties, operations, earnings, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole.

                         (b) The audited consolidated balance sheets as at December 31, 1995 and statements of income, retained earnings and cash flows of Company and its Subsidiaries for the year ending on December 31, 1995, true, correct and complete copies of which have been furnished to Purchaser prior to the date of this Agreement, have been prepared in conformity with GAAP consistently applied throughout the period involved and present fairly the consolidated financial position of Company and its Subsidiaries, as at the dates thereof, and the consolidated results of operations and cash flows for the period then ended.

                         (c) Company and its Subsidiaries, as of December 31, 1995, directly or indirectly, had no material Contracts or any liabilities, fixed or contingent, in excess of $10,000, other than as set forth on Schedule 3.8 attached hereto which are not
                               ------------
          reflected in the consolidated balance sheet of Company and its Subsidiaries or the notes thereto.

                    3.9. No Material Adverse Effect. There has been no
                         --------------------------
          Material Adverse Effect, and to the best of Company's knowledge, no action or event threatened or pending which could result in a Material Adverse Effect since December 31, 1995, except as set forth in Schedule 3.9 attached hereto. No dividends or other
                   ------------
          distributions have been declared, paid or made upon any shares of capital stock of Company or any of its Subsidiaries nor have any shares of capital stock of Company or any of its Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by Company or any of the Subsidiaries since December 31, 1995.

                    3.10.     Investment Company Act. Neither Company nor
                              ----------------------
          any Subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          IV.  PURCHASER'S REPRESENTATIONS AND WARRANTIES
               ------------------------------------------

                    Purchaser makes the following representations, warranties and covenants to Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

                    4.1. No Intended Resale. The Purchased Stock is being
                         ------------------
          acquired for investment for Purchaser's own account (except as otherwise disclosed in writing to Company prior to the Closing) and not with a view to the resale or distribution thereof in violation of applicable securities laws.

                    4.2. Investment Experience. Purchaser is an "accredited
                         ---------------------
          investor," as defined in Rule 501 promulgated under the Act (except as otherwise disclosed in writing to Company prior to the execution of this Agreement), can bear the economic risk of its investment for an indefinite period of time, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company.

                    4.3. No Agency Relationship. Purchaser is not acting as
                         ----------------------
          a nominee or agent for and does not have any contracts, understandings, agreements or arrangements with any Person to sell, transfer or grant participation in the Purchased Stock to any Person, other than as disclosed in writing to Company.

          V.   COVENANTS
               ---------

                    Company covenants and agrees that from and after the date hereof (except as otherwise provided herein, or unless Purchaser has given its prior written consent):

                    5.1. Best Efforts. Company shall use all best efforts
                         -------------
          in taking any action required to be taken that is not specifically set forth herein in order to proceed to the Closing, including, without limitation, its recapitalization so as to ensure that its authorized capital shall be sufficient in order to issue and sell the Purchased Stock to Purchaser and that the par value of the Common Stock to be issued and sold hereunder shall not be greater than the issuance price to be paid therefor. In addition, Company shall not take any action or fail to take any action that would cause any of its representations, warranties or covenants contained herein to be untrue in any material respect on and as of the Closing.

                    5.2. Maintenance of Existence; Compliance with Law.
                         ---------------------------------------------
          Company shall preserve and maintain in good standing its corporate legal existence and all of its rights, privileges and franchises which are necessary to conduct its business as currently being conducted and will comply with any Law (including, without limitation, the Act), Contract, Permit or Order to which Company is or hereafter may be a party, by which it or its properties are or hereafter may be bound or which is necessary for the conduct of its business as presently conducted.

                    5.3. Conduct of Business. Company shall, and shall
                         -------------------
          cause each of its Subsidiaries to, engage only in such lines of business as are currently engaged in by Company or such Subsidiary, shall expand only into new markets or product lines in which Company or such Subsidiary is presently engaged, will maintain, preserve and protect their assets and goodwill, and prior to the Closing, shall conduct its business only in the ordinary course and consistent with past practice.

                    5.4. Books and Records. Company shall, and shall cause
                         -----------------
          its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP, consistently applied.

                    5.5. Tax Compliance. Company shall pay all transfer,
                         --------------
          excise or similar taxes (not including income or franchise taxes) in connection with the issuance, sale, delivery or transfer by Company to Purchaser of the Purchased Stock and shall save Purchaser and any other holder of the Purchased Stock harmless without limitation as to time against any and all liabilities with respect to such taxes. Company shall not be responsible for any taxes in connection with the transfer of the Purchased Stock by the holder thereof. The obligations of Company under this
          Section 5.5 shall survive the payment, prepayment or redemption
          -----------
          of the Purchased Stock and the termination of this Agreement.

          VI.  CONDITIONS PRECEDENT
               --------------------

                    6.1. Purchaser's Conditions. The obligation of
                         ----------------------
          Purchaser to subscribe to and purchase the Purchased Stock hereunder is subject to the following conditions, any or all of which may be waived in writing by Purchaser:

                         (a) the Company shall have obtained all requisite approvals of its shareholders to the transactions contemplated hereunder;

                         (b) the closing of the transactions contemplated by the Loan Agreement dated of even date herewith, between Company and NPM Capital LLC shall have occurred;

                         (c)  Purchaser's receipt of duly issued
          certificates registered in Purchaser's name representing the Purchased Stock;

                         (d) Purchaser's receipt of a copy of Company's certificate of incorporation, certified as of a recent date by the Secretary of State of the State of Delaware, and a copy of the by-laws, certified by the Secretary or Assistant Secretary of Company as true and correct and as to their continuing effect as of the Closing Date;

                         (e) Company's performance of all covenants to be performed by it at or prior to the Closing and the accuracy in all material respects of Company's representations and warranties contained in this Agreement as of the Closing Date as if they had been made by Company on and as of such date;

                         (f) Purchaser's receipt of a certificate, in form and signed by a person reasonably satisfactory to Purchaser, certifying as to the matters set forth in Section 6.1(e);
                                                    --------------

                         (g)  Purchaser's receipt of governmental
          certificates or telegrams evidencing that Company is organized and in good standing in the State of Delaware as of the Closing Date; and

                         (h) Purchaser's receipt of a favorable legal opinion from legal counsel of Purchaser in form and substance acceptable to Purchaser.

                    6.2. Company's Conditions. The obligation of Company to
                         --------------------
          issue and sell the Purchased Stock hereunder, is subject to the following conditions, any or all of which may be waived in writing by Company:

                         (a) Company shall have obtained all requisite approvals of its shareholders to the transactions contemplated hereunder;

                         (b) the closing of the transactions contemplated by the Loan Agreement dated of even date herewith, between Company and NPM Capital LLC shall have occurred;

                         (c) Company's receipt of the purchase price for the Purchased Stock;

                         (d) Purchaser's performance of all covenants to be performed by it at or prior to the Closing and the accuracy in all material respects of Company's representations and warranties contained in this Agreement as of the Closing Date as if they had been made by Purchaser on and as of such date; and

                         (e) Company's receipt of a certificate, in form and signed by a person reasonably satisfactory to Company, certifying as to the matters set forth in Section 6.2(d).
                                                    --------------

          VII. SECURITIES LAW MATTERS
               ----------------------

                    7.1. Legends. Each certificate representing the
                         -------
          Purchased Stock shall bear a legend substantially in the following form:

                         "THE SECURITIES REPRESENTED BY THIS
                         CERTIFICATE HAVE BEEN ACQUIRED BY PURCHASER
                         FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES
                         AND NOT WITH A VIEW TO THE DISTRIBUTION OF
                         SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM."

          VIII.     INDEMNIFICATION
                    ---------------

                    8.1. By Company. Company agrees to indemnify, defend
                         ----------
          and hold harmless Purchaser, each of its members, officers, employees, agents and their respective affiliates (collectively, the "Purchaser Parties") from and against any liabilities,
               -----------------
          obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any of the Purchaser Parties in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by Company contained herein or in any certificate or document delivered pursuant hereto.

                    8.2. By Purchaser. Purchaser agrees to indemnify,
                         ------------
          defend and hold harmless Company, each of its members, officers, employees, agents and their respective affiliates (collectively, the "Company Parties") from and against any liabilities,
               ---------------
          obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any of the Company Parties in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by Purchaser contained herein or in any certificate or document delivered pursuant hereto.

          IX.  MISCELLANEOUS
               -------------

                    9.1. Notices. Except as otherwise provided herein,
                         -------
          whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed given only if (i) delivered in person, or (ii) sent by Federal Express or nationally recognized overnight courier service, and addressed as follows:

                         1. If to Purchaser, at the address set forth on the books of Company with a copy to:

                         National Financial Corporation
                         621 N.W. 53rd Avenue
                         Boca Raton, Florida 33487
                         Attention: Mr. Gary L. Shapiro

                         Millennium Financial Services, Inc.
                         70 East 55th Street
                         6th Floor
                         New York, New York 10022
                         Attn: Mr. Jay D. Chazanoff

                         Pembroke Companies, Inc.
                         One Park Avenue
                         12th Floor
                         New York, New York 10016
                         Attn: Mr. Lawrence J. Cohen

                         Proskauer Rose Goetz & Mendelsohn LLP
                         1585 Broadway
                         New York, New York 10036
                         Attn: Herbert T. Weinstein, Esq.

                         2.   If to Company, at:

                         DVL, Inc.
                         24 River Road
                         Bogota, New Jersey 07603
                         Attn: President

          or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed effective upon receipt.

                    9.2. Binding Effect; Benefits. Except as otherwise
                         ------------------------
          provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

                    9.3. Waiver. Either party hereto may by written notice
                         ------
          to the other (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                    9.4. Amendment. This Agreement may be amended, modified
                         ---------
          or supplemented only by a written instrument executed by Purchaser and Company.

                    9.5. Assignability. Neither this Agreement nor any
                         -------------
          right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of Purchaser. Purchaser may assign this Agreement and any right, remedy, obligation or liability arising hereunder, in each case in whole or in part, to one or more persons or entities, without the consent of the Company.

                    9.6. Applicable Law. This Agreement shall be governed
                         --------------
          by and construed in accordance with the laws of the State of New York, without regard to the principles thereof regarding conflict of laws.

                    9.7. Severability. In the event that any one or more of
                         ------------
          the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

                    9.8. Counterparts. This Agreement may be executed in
                         ------------
          any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                               SIGNATURES ON NEXT PAGE

                    IN WITNESS WHEREOF, Company and Purchaser have executed this Agreement as of the day and year first above written.

                                      DVL, INC., a Delaware corporation


                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                      NPO HOLDINGS LLC, a Delaware
                                      limited liability company


                                      By:

                                         ----------------------------------
                                         Name:
                                         Title:

                                                           EXHIBIT E


                            SECURITIES PURCHASE AGREEMENT
                            -----------------------------
                            (Preferred Stock and Warrants)


                    SECURITIES PURCHASE AGREEMENT, dated as of March 27, 1996, between DVL, INC., a Delaware corporation having an office at 24 River Road, Bogota, New Jersey 07603 ("Company"), and NPM CAPITAL LLC, a limited liability company ("Lender").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    A. Company and Lender have entered into that certain Amended and Restated Loan Agreement dated as of March 27, 1996 (as the same may be supplemented, modified and amended from time to time, the "Loan Agreement"), pursuant to which certain
                        --------------
          indebtedness owing to Lender has been consolidated, amended and modified (collectively, the "Loan").

                    B. Simultaneously with the consummation of the transactions under the Loan Agreement and in consideration of the execution and delivery by Lender of the Loan Agreement and certain other documents referenced therein and for other good and valuable consideration, Company has agreed, upon the terms and conditions hereinafter provided, to issue to an affiliate of Lender ("Holder") (1) certain shares of preferred stock and (2) certain warrants for the purchase of certain shares of common stock in Company.

                    NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:


          I.   DEFINITIONS
               -----------

                    Terms used herein which are defined in the Loan Agreement shall have the meanings assigned to them therein, unless the context otherwise requires or unless otherwise defined herein. Each of the following terms shall have the meaning set forth below:

                    "Act" shall mean the Securities Act of 1933, as amended
                     ---
          and the rules and regulations thereunder.

                    "Agreement" shall mean this Securities Purchase
                     ---------
          Agreement, together with all supplements, modifications and amendments thereto and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                    "Closing" shall have the meaning set forth in
                     -------
          Section 2.2.
          -----------

                    "Closing Date" shall have the meaning set forth in
                     ------------
          Section 2.2.
          -----------

                    "Common Stock" shall have the meaning set forth in
                     ------------
          Section 2.1.
          -----------

                    "Existing Options" shall mean the options, convertible
                     ----------------
          securities and other securities described on Schedule A hereto.
                                                       ----------

                    "Preferred Stock" shall have the meaning set forth in
                     ---------------
          Section 2.1.
          -----------

                    "Warrants" shall have the meaning set forth in
                     --------
          Section 2.1.
          -----------

                    The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits hereto, as the same may from time to time be supplemented, modified or amended and not to any particular section, subsection or clause contained in this Agreement.


          II.  THE PURCHASE OF SECURITIES
               --------------------------

                    2.1. Purchase of Securities.  Holder agrees to
                         ----------------------
          subscribe for and purchase from Company, and Company agrees to issue and sell to Holder, (1) 100 shares of Company's preferred stock, $10.00 par value per share, containing the terms, preferences and limitations set forth in Exhibit A attached
                                                   ---------
          hereto (the "Preferred Stock") and (2) warrants, in the form
                       ---------------
          attached hereto as Exhibit B (the "Warrants"), for shares of Company's common stock, $0.01 par value per share (the "Common Stock"), in consideration of the execution and delivery by Lender of the Loan Agreement and the other documents referenced therein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Company for all purposes.

                    2.2. Closing. The closing of the purchase and sale of
                         -------
          the Preferred Stock and the Warrants (the "Closing") shall be
                                                     -------
          simultaneous with the closing under the Loan Agreement. The Closing shall take place at such date and time (the "Closing
                                                               -------
          Date"), but in any event on or before September 1, 1996, and
          ----
          place as shall be mutually agreed to by the parties hereto. On the Closing Date, Company will deliver to Holder and/or its assigns certificates for the Preferred Stock and the Warrants and Holder and/or its assigns shall deliver the purchase price for the Preferred Stock by wire transfer of funds into the account of Company.


          III. COMPANY'S REPRESENTATIONS AND WARRANTIES
               ----------------------------------------

                    Company makes the following representations and warranties to Holder, each and all of which shall survive the execution and delivery of this Agreement and the Closing hereunder:

                    3.1. Authorized and Outstanding Shares of Capital
                         --------------------------------------------
          Stock. After giving effect to the Closing, the authorized capital
          -----
          stock of Company consists of forty million one hundred (40,000,100) shares, of which forty million (40,000,000) are shares of Common Stock and one hundred (100) are shares of Preferred Stock. Except for the Warrants, the Existing Options and such other securities as Lender may approved in writing, (a) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of Company or securities convertible into such capital stock is authorized or outstanding, and (b) there is no commitment of Company to issue any such shares, warrants, options or other such rights or securities. Except as provided for in the Certificate of Incorporation, Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or to make any other distribution in respect thereof. Except as described in the Loan Agreement, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights, proxies or registration rights relating to any securities of Company (whether or not either of Companies is a party thereto).

                    3.2. Authorization and Issuance of Securities.  Upon
                         ----------------------------------------
          approval by the stockholders of Company, (i) the issuance of the Preferred Stock and the Warrants will be duly authorized and, upon delivery to Holder of certificates therefor in accordance with the terms hereof, the Preferred Stock and the Warrants will have been validly issued and fully paid and non-assessable, free and clear of all rights, options, pledges, liens, encumbrances and preemptive rights, (ii) the issuance of the shares of Common Stock subject to the Warrants will be duly authorized and, when issued upon exercise of the Warrants, will have been validly issued and fully paid and non-assessable, free and clear of all rights, options, pledges, liens, encumbrances and preemptive rights and (iii) there shall be initially duly reserved for issuance pursuant to the Warrants such number of shares as shall, together with the Base Shares (as defined in the Warrants), equal 49% of the issued and outstanding shares of Common Stock after giving effect to the issuance of the Base Shares and all the shares of Common Stock purchasable under the Warrant, subject to adjustment as provided therein.

                    3.3. Securities Laws.  The offer, issuance, sale and
                         ---------------
          delivery of the Preferred Stock and the Warrants (and the Common Stock issued upon exercise of the Warrants), as provided in this Agreement, are exempt from the registration requirements of the Act and all applicable state securities laws.

                    3.4. Loan Agreement Representations.  Each of the
                         ------------------------------
          representations and warranties of Company contained in the Loan Agreement (Company is referred to therein as "Borrower") is true and correct in all respects and each such representation and warranty is incorporated herein by reference in its entirety.

                    3.5. Consents Waivers.  Subject to approval by the
                         ----------------
          stockholders of Company, Company has obtained all approvals, consents and waivers that are necessary with respect to consummation of the purchase and sale contemplated herein.

                    3.6. Validity.  Subject to approval by the stockholders
                         ---------
          of Company, this Agreement has been duly executed and delivered by Company and constitutes the legal, valid and binding obligation of Company, enforceable in accordance with its terms.


          IV.  COVENANTS
               ---------

                    Company covenants and agrees that from and after the date hereof (except as otherwise provided herein, or unless Holder has given its prior written consent) so long as any of the Warrants is outstanding or remains unexercised:

                    4.1. Loan Agreement Covenants.  Company shall comply
                         ------------------------
          with its covenants set forth Sections 6.1. 6.3. 6.4. 6.5. 6.6.
                                       ---------------------------------
          6.8. 6.9. 6.10. 6.15. 6.16. 7.1. 7.3. 7.5. 7.10. 7.11. 7.26 and
          ---------------------------------------------------------------
          7.27 of the Loan Agreement as in effect on the Closing Date, the
          ----
          terms of which are incorporated herein by reference in their entirety.

                    4.2. No Modifications of Charter.  Without the prior
                         ---------------------------
          written consent of Holder, no modification shall be made to the provisions of its certificate of incorporation or by-laws concerning voting rights of Preferred Stock, voting rights of director appointed by Holder, or its successors or assigns, and restrictions on transfer of ownership of Common Stock, the substance of which provisions are provided on Exhibit C hereto.
                                                        ---------

                    4.3. Conduct of Business.  Except as otherwise
                         -------------------
          permitted by the terms of the Loan Agreement, Company shall, and shall cause each of its Subsidiaries to, engage only in such lines of business as are currently engaged in by Company or such Subsidiary, shall expand only into new markets or product lines in which Company or such Subsidiary is presently engaged, and will maintain, preserve and protect their assets and goodwill.

                    4.4. Books and Records.  Company shall, and shall cause
                         -----------------
          its Subsidiaries to, keep adequate records and books of account with respect to their business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with generally accepted accounting principles, consistently applied.

                    4.5. Issuance of Additional Preferred Stock.  Company
                         --------------------------------------
          shall not issue any shares of any preferred stock except as provided in this Agreement.

                    4.6. Redemptions of Preferred Stock.  Company shall not
                         ------------------------------
          purchase, redeem or retire any shares of the Preferred Stock, without the prior written consent of Holder, except as mandatorily required by the terms of the Preferred Stock.

                    4.7. Tax Compliance.  Company shall pay all transfer,
                         --------------
          excise or similar taxes (not including income or franchise taxes) in connection with the issuance, sale, delivery or transfer by Company to Holder of the Preferred Stock and the Warrants (and the Common Stock issued upon the exercise of the Warrants) and shall save Holder and any other holder of the Preferred Stock and the Warrants harmless without limitation as to time against any and all liabilities with respect to such taxes. Company shall not be responsible for any taxes in connection with the transfer of the Preferred Stock and the Warrants by the holder thereof. The obligations of Company under this Section 4.7 shall survive
                                                -----------
          the payment, prepayment or redemption of the Preferred Stock and the Warrants and the termination of this Agreement.

                    4.8. Reserve of Common Stock.  Company shall at times
                         -----------------------
          reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its duly authorized shares of Common Stock as shall be sufficient for issuance upon the exercise by Holder of the Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for issuance upon the exercise by Holder of the Warrants or otherwise to comply with the terms of this Agreement, Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon exercise of the Warrants.

                    4.9. No Breach.  Company shall not take or omit, or
                         ---------
          cause to be taken or omitted any action, which action or omission, either by itself or in conjunction with any other actions or omissions, would cause or result in a breach of the representations and warranties made by Company hereunder.


          V.   CONDITIONS PRECEDENT
               --------------------

                    5.1. The obligation of Holder to purchase the Preferred Stock and the Warrants pursuant to Section 2.1 hereof, is subject
                                             -----------
          to the following conditions:

                    (a) the closing under the Loan Agreement shall have occurred;

                    (b) the representations and warranties of Company contained herein shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date;

                    (c) Company shall have performed and complied with all agreements referred to herein required to be performed or complied with by it prior to or at the Closing;

                    (d) all authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Preferred Stock and the Warrants pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing;

                    (e) all corporate and other proceedings to be taken by Company in connection with the transactions contemplated hereby shall have been duly taken;

                    (f) Company shall have obtained the approval of the stockholders of the Company and all other approvals, consents and waivers that are necessary with respect to the purchase of the Preferred Stock and the Warrants;

                    (g) Holder's receipt of certificates registered in Holder's name representing the Preferred Stock and the Warrants;

                    (h)  Holder's receipt of a copy of Company's
          certificate of incorporation, certified as of a recent date by the Secretary of State of the State of Delaware, and a copy of the by-laws, certified by the Secretary or Assistant Secretary of Company as true and correct and as to its continuing effect as of the Closing Date;

                    (i) Holder's receipt of governmental certificates or telegrams evidencing that Company is organized and in good standing in the State of Delaware as of the Closing Date; and

                    (j) Holder's receipt of a favorable legal opinion from legal counsel of Holder in substantially the form annexed hereto as Exhibit D.
             ---------

                    5.2. The obligation of Company to issue the Preferred Stock and the Warrants pursuant to Section 2.1 hereof, is subject
                                             -----------
          to the condition that the closing under the Loan Agreement shall have occurred.


          VI.  SECURITIES LAW MATTERS
               ----------------------

                    Each certificate representing the Warrants shall bear the legend provided for therein and each certificate representing the Common Stock and the Preferred Stock shall bear a legend substantially in the following form:

                    "THE SECURITIES REPRESENTED BY THIS
                    CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER
                    FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES
                    AND NOT WITH A VIEW TOWARD THE DISTRIBUTION
                    OF SUCH SECURITIES.  THE SECURITIES HAVE NOT
                    BEEN REGISTERED UNDER THE SECURITIES ACT OF
                    1933 ("THE ACT") AND MAY NOT BE SOLD OR
                    OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN
                    EFFECTIVE REGISTRATION STATEMENT UNDER THE
                    ACT OR AN EXEMPTION THEREFROM."


          VII. INDEMNIFICATION
               ---------------

                    Company agrees to indemnify, defend and hold harmless Holder, each of its members, officers, employees, agents and their respective affiliates (collectively, the "Holder Parties")
                                                          ------ -------
          from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any of the Holder Parties in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by Company contained herein or in any certificate or document delivered pursuant hereto.


          VIII. MISCELLANEOUS
                -------------

                    8.1. Notices.  Except as otherwise provided herein,
                         -------
          whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed given only if (i) delivered in person, or (ii) sent by Federal Express or nationally recognized overnight courier service, and addressed as follows:

                    1. If to Holder, at its address as shown on the books of Company.

                    with a copy to:

                         National Financial Corporation
                         621 N.W. 53rd Avenue
                         Boca Raton, Florida 33487
                         Attention:  Mr. Gary L. Shapiro

                         Millennium Financial Services, Inc.
                         70 East 55th Street
                         6th Floor
                         New York, New York 10022
                         Attn:  Mr. Jay D. Chazanoff

                         Pembroke Companies, Inc.
                         One Park Avenue
                         12th Floor
                         New York, New York 10016
                         Attn:  Mr. Lawrence J. Cohen

                         Proskauer Rose Goetz & Mendelsohn LLP
                         1585 Broadway
                         New York, New York 10036
                         Attn:  Herbert T. Weinstein, Esq.

                    2.   If to Company, at:

                         DVL, Inc.
                         24 River Road
                         Bogota, New Jersey 07603
                         Attn:  President

          or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed effective upon receipt.

                    8.2. Binding Effect; Benefits.  Except as otherwise
                         ------------------------
          provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

                    8.3. Waiver.  Either party hereto may by written notice
                         ------
          to the other (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                    8.4. Amendment. This Agreement may be amended, modified
                         ---------
          or supplemented only by a written instrument executed by Holder and Company.

                    8.5. Assignability.  Neither this Agreement nor any
                         -------------
          right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of Holder. Holder may assign this Agreement and any right, remedy, obligation or liability arising hereunder, in each case in whole or in part, to one or more persons or entities, without the consent of the Company.

                    8.6. Applicable Law.  This Agreement shall be governed
                         --------------
          by and construed in accordance with the laws of the State of New York, without regard to the principles thereof regarding conflict of laws.

                    8.7. Severability.  In the event that any one or more
                         ------------
          of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability, of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

                    8.8. Counterparts.  This Agreement may be executed in
                         ------------
          any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


                             SIGNATURES ON NEXT PAGE

                    IN WITNESS WHEREOF, Company and Holder have executed this Agreement as of the day and year first above written.


                                        DVL, INC., a Delaware corporation


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:


                                        NPM CAPITAL LLC


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                                           EXHIBIT F

     -------------------------------------------------------------------------
                                 COMMON STOCK WARRANT
     -------------------------------------------------------------------------

                                      DVL, INC.

                                 COMMON STOCK WARRANT

                        THE TRANSFERABILITY OF THIS WARRANT IS
                         RESTRICTED AS PROVIDED IN SECTION 2.

     VOID AFTER DECEMBER 31, 2007             RIGHT TO PURCHASE 11,981,013<FN1>
                                                     OF THE AGGREGATE SHARES OF
                                                    COMMON STOCK OF THE COMPANY
                                                        (SUBJECT TO ADJUSTMENT)


     NO. W-001
     --------------------------------------------------------------------------

                                       PREAMBLE
     --------------------------------------------------------------------------

               DVL, INC., a Delaware corporation (the "Company"), for value
                                                       -------
     received, hereby certifies that NPO HOLDINGS LLC, a Delaware limited liability company (such entity, and its successors, assigns and transferees, the "holder of this Warrant", or the "holder hereof") is
                       ----------------------           -------------
     entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, December 31, 2007 (the "Expiration Date"), fully paid and nonassessable shares of Common Stock, par value $0.01 per share (collectively, the "Common Stock") of the Company, at a purchase price of $0.l6<FN2>
      ------------
     per share (such price, the "Initial Purchase Price").  The number and
                                 ----------------------
     character of such shares of Common Stock and the Initial Purchase Price are subject to adjustment as provided herein.

               This Warrant (the "Warrant") evidencing the right to purchase
                                  -------
     shares of Common Stock of the Company, is issued pursuant to a certain Securities Purchase Agreement (as amended, the "Agreement"), dated as of
                                                     ---------
     March 27, 1996, between the Company and the holder of this Warrant, copies of which are on file at the principal office of the Company.

     ---------------
     <FN1>     Note: the aggregate number of shares initially covered by this
     Warrant shall, together with the Base Shares, equal 49% of the issued and outstanding Common Stock after giving effect to the issuance of the Base Shares and all the shares under this Warrant, subject to adjustment as provided herein.

     <FN2>     Note: the purchase price per share shall be subject to adjustment as provided herein.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER HEREOF FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM.

                                     DEFINITIONS

          1.   Definitions.  As used herein, each of the following terms, unless
               -----------
     the context otherwise requires, shall have the meaning set forth below:

               "Business Day" shall mean any day that is not a Saturday, a
                ------------
          Sunday, or a day on which banks are required or permitted to be closed in the State of New York.

               "Company" means the Company and any corporation or other legal
                -------
          entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 6 hereof.
                                       ---------

               "Common Stock" means all stock of any class or classes (however
                ------------
          designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

               "Convertible Securities" shall mean any indebtedness, shares of
                ----------------------
           stock or other securities convertible into or exchangeable for Common Stock.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
          amended, or any similar federal statute, and the rules and regulations of the Commission hereunder, all as the same shall be in effect from time to time.

               "Fair Value" shall mean with respect to Common Stock the current
                ----------
          Market Price per share of such Common Stock at any date and, with respect to any other assets, shall be deemed to be the fair market value as determined, in good faith, by the Board of Directors of the Company (such value, the "Board Valuation"); provided, however, that
                                    ---------------    --------  -------
          if the holders of Warrants entitled to a majority of the Shares dispute the Board Valuation on or before 20 Business Days after the date the Board of Directors of the Company notifies such holder in writing of such Board Valuation, then, the such holders shall be
                                           ----
          entitled to retain an investment banker, at the expense of the Company, to determine such fair market value (such value, the "Independent Valuation"). It is agreed that the lower of (1) the
           ---------------------
          Board Valuation and (2) the Independent Valuation shall constitute such "Fair Value" for all purposes.

               "Initial Purchase Price" shall have the meaning set forth in the
                ----------------------
          Preamble to this Warrant.

               "Lender" shall have the meaning set forth in the Agreement.
                ------

               "Loan Agreement" shall have the meaning set forth in the
                --------------
          Agreement.

               "Market Price" shall, at any given time, mean the average closing
                ------------
          price, during the prior 30 Business Days, for a share of Common Stock as listed on any public exchange or automated quotation system, or the average bid price during such 30 Business Days for a share of Common Stock as traded in the over-the-counter market. In the event that the Common Stock is no longer listed on any public exchange or automated quotation system or traded in the over-the-counter market, then, the
                                                                     ----
          "Market Price" shall be equal to the "Fair Value."

               "NASD" shall mean the National Association of Securities Dealers,
                ----
          Inc, or any successor corporation thereto.

               "Net Consideration Per Share" shall mean the amount equal to the
                ---------------------------
          total amount of consideration received by the Company for the sale or issuance of Common Stock, Options or Convertible Securities plus, in
                                                                      ----
          the case of Options or Convertible Securities, the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Options or Convertible Securities were exercised, exchanged or converted.

               "Options" shall mean any rights, warrants or options to subscribe
                -------
          for or purchase Common Stock or Convertible Securities.

               "Other Securities" means any stock (other than Common Stock) and
                ----------------
          other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6
                                                                      ---------
          or otherwise.

               "Person" shall mean any natural or legal person.
                ------

               "Purchase Price" shall mean the Initial Purchase Price, as
                --------------
          adjusted in accordance with this Warrant.

               "Registrable Securities" shall mean the collective reference to
                ----------------------
          (1) the shares of Common Stock issued hereunder to the holder of this Warrant, (2) this Warrant, and (3) the Shares.

               "Securities Act" means the Securities Act of 1933, or any
                --------------
          successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Securities and Exchange Commission" or "Commission" means the
                ----------------------------------      ----------
          Securities and Exchange Commission or any other federal agency then administering the Securities Act.

               "Shares" means the Common Stock and Other Securities issued or
                ------
          issuable upon exercise of this Warrant.

               "Warrant" shall have the meaning set forth in the Preamble to
                -------
          this Warrant.

          2.   Restricted Stock.
               ----------------

               2.1 If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or Shares) of all or any portion of this Warrant or Shares, this Warrant or such Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the holder of this Warrant or such Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or, at the election of the holder of this Warrant, a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such a transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend to the effect that the Shares evidenced by such certificates have not been so registered.

               2.2 (a) The Company shall at all times maintain and keep available adequate public information, as those terms are understood and defined in Rule 144 under the Securities Act.

               (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act.

               (c) The Company shall furnish to the holder hereof and/or a prospective purchaser designated by such holder of this Warrant or Shares, forthwith upon request, (i) a written statement by the Company certifying as to its full compliance with the reporting requirements of Rule 144 under the Securities Act and of the reporting requirements of the Exchange Act,
     (ii) a copy of the most recent annual or quarterly report of the Company,
     (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iv) such other reports and documents as the holder of this Warrant or Shares or any prospective purchaser thereof reasonably requests to avail itself of any rule or regulation of the Commission allowing such holder to sell any such securities without registration.

          3.   Exercise of Warrant.
               -------------------

               3.1  Exercise in Full.  The holder of this Warrant may at its
                    ----------------
     option not later than the Expiration Date exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, attention the Secretary of the Company. The surrendered Warrant shall be accompanied by payment of the Purchase Price as set forth below for the number of shares of Common Stock which may be purchased hereunder. At the option of the holder of this Warrant, payment of the Purchase Price shall be made by (a) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (b) certified or official bank check payable to the order of the Company, (c) delivery to the Company of a number of shares of Common Stock having an aggregate Market Price on the date of exercise equal to the aggregate Purchase Price for all shares as to which the Warrant is then being exercised, (d) deducting from the number of Shares to be delivered upon exercise of the Warrant a number of Shares which has an aggregate Market Price on the date of exercise equal to the aggregate Purchase Price for all Shares as to which the Warrant is then being exercised, or (e) any combination of such methods.

               3.2  Partial Exercise.  The holder of this Warrant may at its
                    ----------------
     option at any time or from time to time, but not later than the Expiration Date, exercise this Warrant in part by surrender of this Warrant in the manner and at the place provided in Section 3.1, except that the amount
                                         -----------
     obtained shall be designated by the holder of this Warrant in the subscription at the end hereof as provided herein The Purchase Price shall be payable by the holder of this Warrant in accordance with Section 3.1.
                                                                 -----------
     On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder of this Warrant in the subscription at the end hereof, subject to adjustment as provided herein.

               3.3  Shares to be Fully Paid.  The Company covenants and agrees
                    -----------------------
     that all Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

               3.4  Company Acknowledgment.  The Company will, at the time of
                    ----------------------
     the exercise, exchange or transfer of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Shares) to which such holder shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

               3.5  Limitation on Exercise of Warrant.  Notwithstanding anything
                    ---------------------------------
     to the contrary set forth in this Warrant, this Warrant may not be exercised, in full or in part, on or before January 1, 1999, unless (i) the Company obtains a favorable legal opinion, reasonably acceptable in form and substance to the Company and the holder hereof, to the effect that the exercise of the Warrant by such holder of this Warrant shall not result in a limitation of the Company's use of any net operating loss carryforwards solely by reason of the applicability of Section 382 of the Code; or (ii) as provided in Section 6.
                    ---------

          4.   Delivery of Stock Certificates, Etc. on Exercise.  As soon as
               ------------------------------------------------
     practicable after the exercise of this Warrant in full or in part, and in any event within 15 Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which such holder shall be entitled on such exercise. The Company agrees that the Shares purchased under this Warrant shall be and are deemed to be issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by holder hereof and shall be registered in the name of the holder hereof or such other name as shall be designated by the holder hereof.

          5.   Adjustment of Initial Purchase Price and Number of Shares.
               ---------------------------------------------------------

               5.1  Except as otherwise provided in Section 5.3, the Initial
                                                    -----------
     Purchase Price hereof shall be subject to adjustment from time to time as follows:

               (a) In case the Company shall (i) at any time declare or pay a dividend on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or
     (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will be equal to the Purchase Price immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which is the number of shares outstanding immediately after such event. An adjustment made pursuant to this subdivision (a), (i) shall become effective retroactively immediately after the record date in the case of a dividend and (ii) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

               (b) (i) In the event that the Company shall sell or issue (or shall be deemed pursuant to this Subsection to sell or issue), at any time after March 27, 1996, shares of Common Stock for Net Consideration Per Share that is less than the Purchase Price in effect on the date of and immediately prior to such sale or issuance, then, upon such sale or issuance (or deemed sale or issuance), the Purchase Price shall be reduced concurrently with such sale or issuance (or deemed sale or issuance) to a Purchase Price (calculated to the nearest one hundredth of a cent) determined by dividing:

                    (a) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such sale or issuance multiplied by the Purchase Price, plus (y) such Net Consideration Per Share, if any, received or deemed received, multiplied by the number of shares of Common Stock sold or issued (or deemed to be sold or issued), by

                    (b) the total number of shares of Common Stock outstanding immediately after such sale or issuance.

     No adjustment in the Purchase Price shall be made which would increase the Purchase Price in effect immediately prior to such adjustment, except as provided in Section 5.1(b)(iii).
                 -------------------

                    (ii) In case the Company shall, at any time after March 27, 1996, in any manner issue or grant any Options or any Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable shall (as of the date of issue or grant of such Options or, in the case of the issue or sale of Convertible Securities, as of the date of such issue or sale or, in the case such a record date shall have been fixed, as of the close of business on such record date) be deemed to be issued and to be outstanding for the purposes of this Section 5 (except that shares of Common Stock
                              ---------
     shall not be deemed to have been issued and to be outstanding unless the Net Consideration Per Share of such shares of Common Stock would be less than the Purchase Price in effect immediately prior to such issuance, or such record date, as the case may be); provided that, subject to the provisions of Section 5.1(b)(iii), no further adjustment of the Purchase
                           -----------
     Price shall be made upon the actual issuance of any such Common Stock or upon the exercise of any such Option or upon the conversion or exchange of any such Convertible Securities.

                    (iii)      (a) If the purchase price provided for in
               any Option referred to in Section 5.1(b)(ii) or the additional
                                         ------------------
               consideration (if any) payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.1(b)(ii) or the rate at which any Convertible Securities referred to in subsection 5.1(b)(ii) are convertible into or exchangeable for shares of Common Stock, shall change at any time (other than under or by reason of weighted average antidilution provisions, but including changes under or by reason of all other types of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such event shall forthwith be readjusted to the Purchase Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such readjustment is an increase in the Purchase Price, such readjustment shall not exceed the amount (as adjusted by Sections 5.1(a) and (b)) by which the Purchase Price was decreased pursuant to Section 51(b) upon the issuance of the Option or Convertible Security.

                    (b) In the event of the termination or expiration of any right to purchase Common Stock under any Option granted after the date of this Warrant or of any right to convert or exchange Convertible Securities issued after the date of this Warrant, the Purchase Price shall, upon such termination, be readjusted to the Purchase Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of Common Stock issuable thereunder shall no longer be deemed to be Common Stock outstanding; provided, that if such readjustment is an increase in the Purchase Price, such readjustment shall not exceed the amount (as adjusted by Sections 5.1(a) and (b), by
                                                 ----------------------
               which the Purchase Price was decreased pursuant to Section 5.1(b)
                                                                  --------------
               upon the issuance of the Option or Convertible Security.

                    (c) In case the Company shall distribute to holders of shares of Common Stock any of the following: any Other Securities, evidences of its indebtedness or assets (excluding cash dividends or cash distributions) or purchase rights, options or warrants to subscribe for or purchase such Other Securities, then, in each such case the Purchase Price in effect thereafter
               ----
               shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current Market Price per share of Common Stock on the record date mentioned below, less the Fair Value of the Other Securities, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                    (d) No adjustment of the Purchase Price shall be made if the amount of such adjustment shall be less than one hundredth of one cent per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than one hundredth of one cent per share. In case the Company shall at any time issue Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of the Common Stock, said amount of one hundredth of one cent per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

               5.2  Upon each adjustment of the Purchase Price pursuant to
     Section 5.1, the number of shares of Common Stock purchasable upon exercise
     -----------
     of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

               5.3 (a) Upon the sale or issuance of shares of Common Stock upon the exercise of any of the Options described on Exhibit A hereto or
                                                          ---------
     the conversion or exchange of any of the Convertible Securities described on Exhibit A hereto (collectively, the "Existing Options and Convertible
        ---------
     Securities"), the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be increased so that the total percentage of all outstanding shares of Common Stock on a fully diluted basis represented by shares of Common Stock (a) purchasable upon the exercise of this Warrant, plus (b) the number of shares previously purchased upon the exercise(s) of this Warrant, plus (c) the Base Shares (as defined below), shall be the same immediately before and after any such issuance. The term "Base Shares" shall mean 1,000,000 shares of Common Stock.

               (b) The Purchase Price in effect immediately prior to any such sale or issuance shall be adjusted proportionately so that the adjusted Purchase Price will be equal to (x) the product of the Purchase Price immediately prior to such event and the number of shares of Common Stock purchasable by the holder hereof upon the exercise of this Warrant immediately prior to such event, divided by (y) the number of shares of Common Stock purchasable by the holder hereof upon the exercise of this Warrant immediately after such event.

               (c) Examples of the effect of Sections 5.3(a) and (b) are set forth, for illustration purposes only, on Exhibit B hereto.
                                               ---------
               5.4 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the Common Stock issuable (at the time of such capital reorganization or reclassification) upon the full exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this Section 5.3.
                                                          -----------

               5.5 Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with
     Section 5.1 and shall prepare a certificate signed by its Chairman of the
     -----------
     Board, President or Vice President and its chief financial officer setting forth the adjusted Purchase Price and shall state the effective date of the adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the holder of this Warrant within 30 days after the event giving rise to such event.

               5.6 The form of this Warrant need not be changed because of any change in the Purchase Price pursuant to Section 5 and any Warrant issued
                                              ---------
     after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant.

          6.   Other Notices; Adjustment for Reorganization Consolidation,
               -----------------------------------------------------------
     Merger, Etc.:
     ------------

               If at any time:

               (a) the Company shall propose to declare any cash dividend upon its Stock;

               (b) the Company shall propose to declare or make any dividend or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

               (c) the Company shall propose to effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

               (d) the Company shall propose to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least 30 days' written notice of the date when the same shall take place. Upon receipt of a notice of an event described in clauses (a) through (d), the holder of this Warrant may, at its option, exercise this Warrant in whole or in part. Upon the occurrence of an event described in clause (c), the holder of this Warrant shall be entitled thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock or other securities or assets which the holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event; and in any such case, appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Warrant (including, without limitation, provisions with respect to changes in and adjustments of the Purchase Price and the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, or other securities or assets, thereafter deliverable upon the exercise of this Warrant. The Company will not effect any of the transactions described in clause (c) above unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any cash, stock, securities or other assets upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (x) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of any such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (y) the obligation to deliver to such holder such cash, stock, securities or other assets as such holder may be entitled to receive in accordance with the provisions of Sections 5 and 6. The provisions of this Section 6 shall
                   ----------------                          ---------
     similarly apply to successive transactions.

               6.1  Dissolution.  Except as otherwise expressly provided in
                    -----------
     Section 6.1, in the event of any dissolution of the Company following the
     -----------
     transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of this Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or
                                                         ---------
     trust company having its principal office in the State of New York or the State of Delaware, as trustee for the holder of this Warrant.

               6.2  Continuation of Terms.  Except as otherwise expressly
                    ---------------------
     provided in Section 6.1, upon any reorganization, consolidation, merger or
                 -----------
     transfer (and any dissolution following any transfer) referred to in this
     Section 6, this Warrant shall continue in full force and effect and the
     ---------
     terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company.

          7.   No Dilution or Impairment.  The Company will not, by amendment of
               -------------------------
     its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant to be observed or performed by it, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant, or permit such par value to be, above the amount payable therefor on such exercise, (b) will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock and Other Securities as shall then be issuable upon exercise of this Warrant in full and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock and Other Securities that shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, (c) will not effect a subdivision or split up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock, and (d) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets. If any event shall occur as to which the provisions of Sections
                                                                     --------
     5, 6 and 7 hereof shall not be strictly applicable, but with respect to
     ----------
     which the failure to make any adjustment to the Purchase Price and the number of shares purchasable upon exercise of this Warrant would not fairly protect the purchase rights represented by this Warrant in accordance with the intent and principles of Sections 5, 6 and 7 upon request of the holder
                                  -------------------
     of this Warrant, the Company shall appoint a firm of independent public accountants reasonably acceptable to the holder of this Warrant which shall give its opinion upon the adjustments, if any, consistent with the intent and principles established in Sections 5, 6 and 7, necessary to preserve
                                   -------------------
     without dilution the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          8.   Accountant's Certificate as to Adjustments.  In case there is any
               ------------------------------------------
     bona fide dispute regarding any adjustment or readjustment in the Shares issuable on the exercise of this Warrant, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company (and not objected to by the holders of 25% or more of the Shares) to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of
     (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
     (c) the Purchase Price in effect and number and type of Shares for which this Warrant was exercisable immediately prior to such issue or sale and as each is adjusted and readjusted on account thereof. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of such holder, furnish to such holder a like certificate setting forth the Purchase Price and the number and type of Shares at the time in effect and showing how it was calculated.

          9.   Reporting Requirements.  Prior to the exercise or expiration of
               ----------------------
     the right to exercise this Warrant, the Company shall furnish to such holder simultaneously with the first transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of the Company's securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's business; and with reasonable promptness, such other information and financial data concerning the Company and its subsidiaries and affiliates as any person entitled to receive information under this Section 9 may reasonably request. The Company shall permit the
                ---------
     holder of this Warrant, or agents thereof, at any reasonable time and from time to time to examine and make copies of and extracts from the records and books of account of, and visit the properties of, the Company and any of its subsidiaries, and to discuss the affairs, finances, and accounts of the Company and any of the subsidiaries with any of their officers or directors and independent accountants.

          10.  Exchange of Warrants.  On surrender for exchange of this Warrant,
               --------------------
     properly endorsed, to the Company, the Company at its expense will issue and deliver to or (subject to Section 2) on the order of the holder thereof
                                   ---------
     a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this Warrant so surrendered.

          11.  Replacement of Warrants.  On receipt of evidence reasonably
               -----------------------
     satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          12.  Stamp and Transfer Taxes, etc. The Company agrees to pay any and
               -----------------------------
     all stamp, transfer and other similar taxes payable or determined to be payable in connection with the original issuance of this Warrant.

          13.  Warrant Agent.  The Company may, by written notice to the holder
               -------------
     of this Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Shares on the exercise of this Warrant pursuant to Section 3, exchanging this Warrant pursuant to Section 10, and replacing
        ---------
     this Warrant pursuant to Section 11, or any of the foregoing, and
                              ----------
     thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

          14.  Remedies.  The Company stipulates that the remedies at law of the
               --------
     holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          15.  Required Registration.  After receipt of a written request from
               ---------------------
     the holders of Registrable Securities representing at least an aggregate of ten percent (10%) of the total of all Registrable Securities then outstanding, requesting that the Company effect the registration of Registrable Securities under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Registrable Securities in writing of the receipt of such request and each such holder, in lieu of exercising its rights under
     Section 16 may elect (by written notice sent to the Company within ten
     ----------
     Business Days from the date of such holder's receipt of the aforementioned Company's notice) to have Registrable Securities, together with all other shares of Common Stock owned by such holders (collectively, the "Registrable Securities"), included in such registration thereof pursuant
      ----------- ----------
     to this Section 15.  Thereupon the Company shall, as expeditiously as is
             ----------
     possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that the Company shall not be required to
                 --------  -------
     effect more than three (3) registrations of any Registrable Securities pursuant to this Section 15, unless the Company shall be eligible to file a
                      ----------
     registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 15.
                                         ----------

          16.  Incidental Registration.  If the Company at any time proposes to
               -----------------------
     file on its behalf and/or on behalf of any of its security holders ("the
                                                                          ---
     demanding security holders") a Registration Statement under the Securities
     --------------------------
     Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Registrable Securities at least 60 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such holders may request. Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 16 (each a "registering holder") shall advise the
                ----------          ------------------
     Company in writing within thirty (30) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then the Company and the demanding security holders and the registering holders (collectively, "selling security holders") shall
                                             ------------------------
     reduce the amount of securities each intended to distribute through such offering on a pro rata basis; provided, however, that if the Company
                                   --------  -------
     initially proposed to file a registration statement with respect to Common Stock that it has elected to issue or sell in connection with a conversion of the Existing Convertible Securities described on Exhibit C hereto, and
                                                         ---------
     in connection with such conversion the Company is required to file a registration statement because no applicable exemption from the Securities Act is available, then all selling security holders except the holders of such Common Stock shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis.

          17.  Registration Procedures.  If the Company is required by the
               -----------------------
     provisions of Section 15 or 16 to use its best efforts to effect the
                   ----------------
     registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days; provided that before filing such
                                          -------- ----
     registration statement, the Company will furnish to the selling security holders copies of all such documents proposed to be filed;

               (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days; provided that before filing such amendments and supplements, the
               -------- ----
     Company will furnish to the selling security holders copies of ail such documents proposed to be filed;

               (c) furnish to all selling security holders such number of copies of the Registration Statement (together, with all such amendments thereto) and the summary or each other prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

               (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that the
                                                   --------  -------
     Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

               (e) notify each holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (f) notify each holder of Registrable Securities covered by such registration statement and such holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the Commission for any amendment or supplement to the Registration Statement or prospectus or for additional information;

               (g) notify each holder of Registrable Securities if at any time the Commission should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use diligent efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction;

               (h) furnish, at the request of any holder requesting registration of Registrable Securities pursuant to Section 15, on the date
                                                        ----------
     that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holder making such request in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such holder shall reasonably request and, if such securities are being sold through underwriters, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holders of Registrable Securities may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders holding a majority of the Registrable Securities being so registered may reasonably request;

               (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

               (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders (as understood under Rule 158 of the Securities Act), as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the Registration Statement, an earning statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

               (k) It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company. If any Registration Statement or comparable statement under the Securities
     Act refers to any registering holder or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, each such holder shall have the right to require the deletion of such reference to itself and its affiliates.

          18.  Registration Expenses.  All expenses incurred in complying with
               ---------------------
     Sections 15, 16 and 17 of this Agreement, including, without limitation,
     ----------------------
     all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(d), shall be paid by the Company, except that:

               (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 180 days after the effective date of such Registration Statement solely because any holder of Registrable Securities has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

               (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Registrable Securities.

          19.  Indemnification and Contribution.
               --------------------------------

               (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such
             --------  -------
     case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 15) so
                                                             ----------
     furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

               (b) Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of such Registrable Securities specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

               (c)  If the indemnification provided for in this Section 19 from
                                                                ----------
     the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 19(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          20.  Certain Limitations on Registration Rights.  Notwithstanding the
               ------------------------------------------
     other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any holder pursuant to Section 15,
                                                                   ----------
     if the Company has had a registration statement, under which such holder had a right to have its Registrable Securities included pursuant to Section
                                                                         -------
     15 or 16, declared effective within one year prior to the date of the
     --------
     request pursuant to Section 15; provided, however, that if any holder
                         ----------  --------  -------
     elected to have shares of its Registrable Securities included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 16, then such one-year
                                             ----------
     period shall be reduced to six (6) months.

          21.  Selection of Managing Underwriters.  The managing underwriter or
               ----------------------------------
     underwriters for any offering of Registrable Securities to be registered pursuant to Section 15 shall be selected by the holders of a majority of
                 ----------
     the shares being so registered (other than any shares being registered pursuant to Section 16) and shall be reasonably acceptable to the Company.
                 ----------

          22.  No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
     into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Warrant. The Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person, other than registration rights granted in respect of this Warrant, the Shares and those agreements set forth on Schedule 22 annexed hereto.

          23.  Remedies.  Each holder of Registrable Securities, in addition to
               --------
     being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          24.  Negotiability, Etc. This Warrant is issued upon the following
               -------------------
     terms, to all of which the holder hereof by the taking hereof consents and agrees:

               (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          25.  No Voting Rights; Limitation of Liability.  Nothing contained in
               -----------------------------------------
     this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by its creditors.

          26.  Notices.  Except as otherwise provided herein, whenever it is
               -------
     provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed given only if (i) delivered in person, or (ii) sent by Federal Express or nationally recognized overnight courier service, and addressed as follows:

                    1. If to the holder of this Warrant, at its address as shown on the books of the Company with a copy to:

                         Proskauer Rose Goetz & Mendelsohn LLP
                         1585 Broadway New York, New York 10036
                         Attn: Herbert T. Weinstein, Esq.

                    2.   If to Company, at:

                         DVL, Inc.
                         24 River Road
                         Bogota, New Jersey 07603
                         Attn: President

     or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed effective upon receipt.

          27.  Miscellaneous.  This Warrant and any term hereof may be changed,
               -------------
     waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

          28.  Expiration.  The right to exercise this Warrant shall expire at
               ----------
     5:00 P.M., New York time, on December 31, 2007.

     Dated:                                  DVL, INC., a Delaware corporation


     (Corporate Seal)                             By:__________________________

                                                  Its


     Attest:

                                 FORM OF SUBSCRIPTION
                                 --------------------
     (To be signed only upon exercise of Warrant)

     To:______________________________________


               The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,
     __________________________ (______) shares of Common Stock, par value
     [$.__] per share (the "Stock"), of DVL, Inc. (the "Company") and herewith makes payment of ____________________ Dollars ($______) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________________________________
     _____________________________________________________________, whose address is
     ____________________________________________.

               The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a Registration Statement under the Securities Act).



     DATED: _______________

                         ______________________________________________________

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)
                         ______________________________________________________
                         ______________________________________________________
                                   (Address)

                                                           EXHIBIT G


                   [Duff & Phelps Capital Markets Co. letterhead]



          March 27, 1996


          Board of Directors
          DVL, Inc.
          24 River Road
          Bogota, NJ  07603

          National Financial Corporation
          1 Park Avenue
          New York, NY  10016
          Attn:  Mr. Lawrence J. Cohen


          Dear Gentlemen:

          Duff & Phelps Capital Markets Co. ("Duff & Phelps") has been retained as independent financial advisor to provide an opinion (the "Opinion") as to whether, as of the date hereof, the exercise price of the warrants to be issued by DVL, Inc. ("DVL" or the "Company") in connection with a proposed transaction (the "Warrants") of $0.16 per share is greater than the fair market value of the underlying stock specific to the Warrants on such date. The proposed transaction is described more fully in the Loan Agreement, Stock Purchase Agreement, Securities Purchase Agreement, and the Form of Common Stock Warrant. Previously, Duff & Phelps has not provided any professional services to National Financial Corporation ("NFC") or the Company.


          Scope of Analysis
          -----------------

          In conducting our analysis and arriving at our Opinion, we have reviewed and analyzed, among other things: (1) the Securities Purchase Agreement, dated as of March 27, 1996, between the Company and PNO Joint Venture; (2) the Stock Purchase Agreement dated as of March 27, 1996 between the Company and PNO Joint Venture; (3) the Form of Common Stock Warrant, dated as of
          March 27, 1996; (4) the Loan Agreement, dated as of March 15, 1996, between the Company and NPM Capital LLC; (5) audited financial statements for the Company for the three years ended December 31, 1994; (6) unaudited interim financial statements for the year ended December 31, 1995; (7) Form 10-K filed with the Securities and Exchange Commission ("SEC") for the year ended December 31, 1994 and a draft of Form 10-K filed with the SEC for the year ended December 31, 1995; (8) Form 10-Q filed with the SEC for the three months ended September 30, 1995; (9) Documents relating to the settlement of the In re Kenbee Limited Partnerships Litigation,

          DVL, Inc.
          National Financial Corporation
          March 27, 1996
          Page 2


          the settlement of the In re Del-Val Financial Corp. Securities Litigation, and the various other settlement agreements of loans and litigation to which the Company is a party; (10) conditions and trends with respect to the markets where the Company has operated and currently operates; (11) publicly available information concerning other companies deemed comparable, in whole or in part, to the Company; and (12) such other documents, financial studies and analyses deemed appropriate by Duff & Phelps.

          As background for its analysis, Duff & Phelps held discussions with members of the senior management of the Company, NFC, and an affiliate of NFC regarding the history, current business operations, financial condition, future prospects and strategic objectives of the Company.


          Assumptions and Reliances
          -------------------------

          In performing its analysis and rendering its Opinion, Duff & Phelps relied upon the accuracy and completeness of all information provided to it, whether obtained from public or private sources, and did not attempt to independently verify any such information. Duff & Phelps also took into account its assessment of general economic, market and financial conditions as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent appraisals of the assets or liabilities of the Company.

          Duff & Phelps has prepared its Opinion effective as of March 27, 1996. Its Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of such date.

          We understand that the Company may refer to, summarize and/or publish the Opinion in whole or in party, in connection with certain filings to be made with the SEC and in certain materials to be distributed to the Company's shareholders. Duff & Phelps shall have the right to review and to comment on that portion of any such materials that refer to its Opinion.


          Conclusion
          ----------

          Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof, the exercise price of the Warrants of $0.16 per share is greater than the fair market value of the underlying stock specific to the Warrants on such date.

          Respectfully submitted,

          /s/ Duff & Phelps Capital Markets Co.

          Duff & Phelps Capital Markets Co.

                                                                   EXHIBIT H


           ANALYSIS OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS AFFECTING
                          THE COMPANY'S NET OPERATING LOSSES

          The following is an analysis concerning the potential application of
     Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Company's net operating losses ("NOLs") as a result of the Company entering into the Loan Agreement and the Asset Servicing Agreement with NPM Capital, the purchase by NPM Capital of Warrants and Preferred Stock, the purchase by NPO Holdings of Common Stock, and the amendment to the Certificate of Incorporation (hereinafter such transactions are collectively referred to as the "Loan Transaction"). This analysis does not discuss the application of Code Section 382 to transactions that occurred prior to the date hereof or to transactions other than the Loan Transaction. For purposes of this analysis, NPM Capital, NPO Management, NPO Holdings and their respective affiliates are hereinafter referred to as the "Lender Entities."

          This analysis is based on federal income tax law in effect as of the date of this Proxy Statement, which law is comprised of the current provisions of the Code, existing and proposed treasury regulations promulgated thereunder ("Treasury Regulations"), and current administrative rulings, informal administrative positions and court decisions, all of which are subject to change. Existing statutory, judicial, or administrative authority under Code Section 382 is, generally, uncertain in many respects and such authority does not directly address many of the aspects of the Loan Transaction. Consequently, as discussed more fully below, the application of Code Section 382 to the Loan Transaction is not certain. No advance income tax ruling has been sought or obtained from the Internal Revenue Service (the "IRS") regarding the federal income tax consequences of any of the transactions described herein.

          This analysis is also based upon certain factual representations made by the Company and the following factual assumptions:

          1. Except for the Common Stock, the Preferred Stock and Warrants to be issued pursuant to the Loan Transaction, (i) the Lender Entities do not own, directly or indirectly (taking into account all family members, all entities or persons who are related to the Lender Entities pursuant to section 267(b) or 707(b) of the Code, and affiliates and unaffiliated associates who are acting in concert (the "Affiliates")) any additional Common Stock or options to acquire such Common Stock, and (ii) the Lender Entities and the Affiliates do not intend to purchase additional shares of Common Stock.

          2. The Lender Entities (and/or each of their respective members or Affiliates) have no formal or informal agreement with any other stockholder of the Company as to voting for members of the Board of Directors.
     Further, no current member of the Board of Directors is and no member to be elected pursuant to the Proxy Statement, dated July 31, 1996 (excluding for his purpose, the member of the Board of Directors to be elected by the holders of the Preferred Stock) will act as nominee or agent of any stockholder group, including for this purpose the Lender Entities.

          3. The services rendered under the Asset Services Agreement by NPO Management are services that the principals/entities of NPO Management have rendered, and are currently rendering, in the ordinary course of their business to third parties. Further, the members of NPO Management and its Affiliates have no beneficial interest in many of such third parties.

          4. The compensation to be paid NPO Management for its services under the Asset Services Agreement constitutes reasonable compensation for such services.

          5. The term of the Asset Services Agreement and the termination provisions therein are in all material respects substantially consistent with the terms usually found in comparable outsourcing agreements entered into by similar service providers under similar circumstances.

          6. The Preferred Stock, the limited voting power of the Director chosen by the holder of the Preferred Stock, and the terms of the Preferred Stock were designed solely to protect the Lender Entities as creditors.

          7. The rights of NPM Capital LLC under the Loan Agreement (and related Note and Security Agreement) are not inconsistent with the typical rights of a secured lender making a loan secured by the type of assets owned by the Company. The rights of NPM Capital LLC under the Securities Purchase Agreement and the Warrant Agreement, as part of the Proposed Transaction, are not inconsistent with the typical rights granted a secured lender who has been granted warrants as part of a loan transaction, such as the Loan Agreement.

          Some of such factual representations and assumptions involve matters of interpretation which, if not correct in all material respects, would require the analysis set forth herein to be modified and, possibly, any favorable conclusions set forth herein to be altered.

     COUNSEL'S OPINION

          Subject to the analysis, qualifications, risks and conclusions contained herein, it is the opinion of Reid & Priest LLP, counsel to the Company ("Counsel"), that the Loan Transaction should not subject the Company's NOLs to an annual limitation under Code Section 382, although such opinion may be subject to challenge. Counsel's opinion set forth above is based on a reasoned analysis because, as noted above, existing authority does not directly address many of the aspects of the Loan Transaction and, the authority under Code Section 382 is in many other respects uncertain. Further, Counsel's reasoning (and ultimate conclusions derived therefrom) relies upon the accuracy of certain factual representations and assumptions, some of which are set forth herein, and a number of which involve matters that are subject to interpretation, which interpretation may be challenged. As a consequence, the IRS could disagree with Counsel's reasoning and assert that Code Section 382 is applicable to the Company to limit the utilization of the Company's NOLs based on a different interpretation of the tax law in this uncertain area or based on a different interpretation of the facts.

               SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS TO REVIEW THE ANALYSIS SET FORTH BELOW AND WEIGH THE BUSINESS BENEFITS TO THE COMPANY OF THE LOAN TRANSACTION AGAINST THE FEDERAL INCOME TAX RISKS TO THE COMPANY RELATED TO THE POSSIBLE LIMITATION ON THE COMPANY'S UTILIZATION OF ITS NOLs IF THE COMPANY SHOULD GENERATE TAXABLE INCOME SUFFICIENT TO ABSORB PART, OR ALL OF SUCH NOLs, NOTED BELOW. SEE DESCRIPTION UNDER "PROPOSAL NO. 2." IF THE IRS SHOULD CHALLENGE THE ABOVE-NOTED ANALYSIS AND PREVAIL, THEN THE ABILITY OF THE COMPANY TO UTILIZE ITS NOLs WILL BE SUBSTANTIALLY LOST WHICH, IN TURN, MAY SIGNIFICANTLY IMPAIR THE VALUE OF THE COMPANY'S COMMON STOCK. NO AUDIT BY THE IRS OF THE LOAN TRANSACTION CAN CREATE OR RESULT IN ANY TAX LIABILITY TO ANY STOCKHOLDER.

     THE RULES UNDER CODE SECTION 382

          1.   General Rules
               -------------

          In general, Code Section 382 limits the amount of NOLs a corporation may use to offset its income in any year following an "ownership change" (as described below) to the product of the fair market value of the corporation's outstanding stock immediately before the ownership change and a rate published monthly by the Treasury Department which is intended to represent current interest rates on long-term tax-exempt debt obligations. The current Treasury Department rate is 5.78% (June) percent. An "ownership change" occurs under Code Section 382 if the percentage of stock of the corporation owned actually or constructively by one or more "5-percent Shareholders" increases by more than 50 percentage points relative to the lowest percentage of stock of the corporation owned by those 5-percent Shareholders at any time during the statutory "testing period" (generally, the past three years). A "5-percent Shareholder" is a person who, at any time during the testing period, owns at least five percent of the stock of the corporation (not including certain nonvoting, nonparticipating preferred stock), and all stock owned by shareholders who are not 5-percent Shareholders (hereinafter referred to as "Public Shareholders") is generally treated as being owned by one 5-percent Shareholder.

          2.   Definition of Stock
               -------------------

          For purposes of Code Section 382, "stock" means stock other than stock described under Code Section 1504(a)(4), which refers to stock that is not entitled to vote, is limited and preferred as to dividends and does not participate in corporate growth to any significant extent, has redemption and liquidation rights that do not exceed the issue price of such stock (except for a reasonable redemption or liquidation premium), and is not convertible into another class of stock. The determination of the percentage of stock of any corporation owned by any person shall be made on the basis of the relative fair market value of the stock owned by such person to the total fair market value of the outstanding stock of the corporation.

          Pursuant to Treasury Regulations, interests (other than options) that are not "stock" can be treated as stock for purposes of Code Section 382, if, among other requirements, as of the date of issuance to a 5-percent Shareholder (or person who would be a 5-percent Shareholder if the interest not constituting stock were treated as stock), such interest offers a potential significant participation in the growth of the corporation.
     While there is no published authority as to what constitutes an interest that "offers a potential significant participation in the growth of the corporation," the legislative history relating to an analogous part of Code
     Section 382 concerning excluded preferred stock suggests that a "potential significant participation" exists where the interest earns income at a rate materially in excess of a market rate, and does not in any way suggest that "participation" should be measured with reference to the earnings of the corporation. See H.R. Rep. No. 841 (Conf.), 99th Cong., 2d Sess. at II-173
                   ---
     (1986). However, in commenting on the lack of clarity in this language, the New York State Bar Association (Tax Section) noted the distinction between the terms "growth" and "earnings," and suggested that the use of the former term may mean that an open-ended participation right is required before an interest is treated as stock. See New York State Bar
                                              ---
     Association, Supplemental Report on Section 382, at 25 (February 22, 1988). In any event, the Preamble to the Treasury Regulations clearly contemplates that under this provision, debt of a corporation can be treated as stock. The IRS has taken the position in Private Letter Rulings<1> that an instrument does not significantly participate in growth provided, generally, that such instrument can be repaid from existing assets and current levels of earnings with respect to existing assets. In addition, in

     -----------------
     1. Private Letter Rulings cannot be cited as precedent, but are discussed herein to show the IRS administrative position concerning certain issues, which position is subject to change.
            See Code Section 1660(j)(3).
            ---
     determining that an instrument does not participate in growth to any significant extent, the IRS has taken into account the projected participation of the debtholder in the cumulative taxable income of an insolvent loss corporation, although such level of acceptable participation was not disclosed (consistent with the Freedom of Information Act).

          Based on the legislative history relating to Code Section 382, Counsel reasonably concludes that a debt obligation payable out of existing assets with an interest rate not exceeding the market rate that would be charged to similar corporate borrowers under similar circumstances should not be viewed as offering a "potential significant participation in the growth of the corporation." However, the IRS may assert that "significant participation" is present where the lender participates in a significant percentage of the loss corporation's cumulative income.

          3.   The Option Rules
               ----------------

          For purposes of Code Section 382, an option to acquire stock is generally not treated as exercised. For this purpose, an option is any contingent purchase, warrant, convertible debt, put, stock subject to a risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. An option to acquire an option with respect to stock of a loss corporation, and each one of a series of such options, is treated as an option to acquire such stock.

          An option, however, is treated as exercised on the date of its issuance or transfer, if on that date, the option satisfies the ownership test, the control test or the income test under Treasury Regulation Section 1.382-4. In general, the Treasury Regulation sets forth the characteristics of the ownership test, the control test and the income test and thereafter sets forth certain factors that are to be taken into account with respect to each test. An option can only satisfy the ownership, control or income test, if the option was issued with the principal purpose to avoid or ameliorate an ownership change that would have occurred if the underlying stock (rather than the option) was issued. In making this determination, all the facts and circumstances and the enumerated factors under the Treasury Regulations are to be taken into account. Among the factors relevant in applying all three tests are any business purposes for the issuance or structure of the option, the likelihood of exercise of the option (taking into account, for example, any contingencies to its exercise), transactions related to the issuance or transfer of the option, and the consequences of treating the option as exercised.

               a.   Ownership Test
                    --------------

          An option satisfies the ownership test if a principal purpose of the issuance or structuring of the option (alone or in combination with other arrangements) is to avoid or ameliorate the impact of an ownership change of the loss corporation by providing the holder of the option, prior to its exercise, with "a substantial portion of the attributes of ownership of the underlying stock." Among the factors that are taken into account in applying the ownership test are the relationship, at the time of issuance of the option, between the exercise price of the option and the value of the underlying stock, and "whether the option provides its holder or a related person with the right to participate in the management of the loss corporation or with other rights that ordinarily would be afforded to owners of the underlying stock." The ability of the holder with a fixed exercise price to share in future appreciation of the underlying stock is a relevant factor, but is not itself sufficient for the option to satisfy the ownership test.

          The ownership test, in effect, attempts to insure that the purported option is in fact an option and not a contractual arrangement that provides the holder with substantially the same rights that a holder would have if he exercised the option and owned the underlying stock. The factors seem to reflect this concern by addressing whether the option (or other arrangement) provides the holder with a right to participate in management or with other rights afforded owners of the underlying stock. In this regard, Counsel believes that management activities include the principal day to day business (profit making) decisions of a loss corporation, but do not include the provision of services that are ministerial or "back-office" activities, or activities that are generally provided by independent contractors. In addition, the factors set forth in the Treasury Regulations express concern about the value of the option. If the exercise price of the option is well below the value of the stock, the IRS may assert that the optionholder should be treated as the holder of the underlying stock.

               b.   Control Test
                    ------------

          An option satisfies the control test if (i) a principal purpose of the issuance or structuring of the option (alone or in combination with other arrangements) is to avoid or ameliorate the impact of an ownership change of the loss corporation, and (ii) the holder of the option and any persons related to the holder have, in the aggregate, a direct and indirect ownership interest in the loss corporation of more than 50 percent (determined as if the increase in such persons' percentage ownership interest that would result from the exercise of the option in question and any other options to acquire stock held by such persons, and any other intended increases in such persons' percentage ownership interest, actually occurred on the date the option is issued). For purposes of the control test, (i) a person includes an individual or entity, but not a public group, as defined in Treasury Regulation Section 1.382-2T(f)(13), and
     (ii) persons are related if they bear certain relationships or if they have a formal or informal understanding among themselves to make a coordinated acquisition of stock, within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i). A coordinated acquisition of stock is made if the investment decision of each member of a group is based upon the investment decision of one or more other members. Among the additional factors that are taken into account in applying the control test are the economic interests of the optionholder or related persons and the influence of these persons over the management of the loss corporation (in either case, through the option or a related arrangement, or through rights in stock).

          The control test, in effect, attempts to insure that an optionholder does not indirectly become a controlling person by virtue of its substantial, actual and potential, stock position (i.e., more than 50 percent) in the loss corporation. The control test presumes that the optionholder with such potential control necessarily exercises actual control over the loss corporation. The factors set forth in the Treasury Regulation look to the optionholders' economic interests and influence over the management of the loss corporation. Counsel reasonably concludes that the influence that the control test is concerned with is the influence that would be exercised by a shareholder that has a controlling (i.e., more than 50 percent) interest.

          In determining whether the percentage interest to be acquired upon exercise of an option exceeds 50 percent, the Treasury Regulations take into account the total number of shares to be issued pursuant to an option without regard to any contingencies that exist with respect to such option's exercise. Thus, an option to acquire a number of shares will be treated as exercised and result in the holder owning a percentage interest in excess of 50 percent of the ownership interest of the loss corporation without regard to the exercise of other stock options by third parties. However, the IRS has interpreted this requirement in one Private Letter Ruling to provide that other issuances of stock can be taken into account in a situation where all such issuances were required, pursuant to an agreement, to occur.

               c.   Income Test
                    -----------

          An option satisfies the income test if a principal purpose of the issuance, transfer or structuring of the option (alone or in combination with other arrangements) is to avoid or ameliorate the impact of an ownership change of the loss corporation by facilitating the creation of income (including accelerating income or deferring deductions) or value (including unrealized built-in-gains) prior to the exercise or transfer of the option. Among the additional factors that are taken into account in applying the income test are whether, in connection with the issuance of the option, the loss corporation engages in income acceleration transactions or the holder of the option purchases stock from, or makes a capital contribution or loan to, the loss corporation that can reasonably be expected to avoid or ameliorate the impact of an ownership change. Examples of income acceleration transactions are those outside the ordinary course of the loss corporation's business that accelerate income or gain into the period prior to the exercise of the option (or defer deductions to the period after the exercise of the option). A stock purchase, capital contribution, or loan is more probative of satisfaction of the income test if a larger amount is received by the loss corporation in the transaction or related transactions. However, a stock purchase, capital contribution, or loan is generally not taken into account in applying the income test if it is to enable the loss corporation to continue basic operations of its business (e.g., to meet the monthly payroll or fund other operating expenses of the loss corporation). The IRS has taken the position, in certain Private Letter Rulings that involve the interpretation of the above noted language under another subsection of Code Section 382, that contributions will be treated as enabling the loss corporation to continue basic operations of its business when such contributions are made to increase a loss corporation's equity in order to avoid a form of receivership.

          The income test, in effect, attempts to insure that an option is not merely a device to permit the acceleration of income into the period prior to the exercise of the holder's option so that the loss corporation's NOLs can be used to offset such income without limitation. Counsel reasonably concludes, without any direct authority, that the income test is not satisfied and therefore options would not be treated as exercised if the sum of the loss corporation's actual current operating losses are in the aggregate sufficient to offset any income that would be considered to be accelerated pursuant to this test.

     APPLICATION TO THE LOAN TRANSACTION

          1.   The Issues
               ----------

          Pursuant to the Loan Transaction, the Company will issue shares of the Common Stock of the Company that will constitute seven percent of the outstanding Common Stock of the Company and will issue Warrants that will permit the Lender Entities to own an additional 42 percent of the outstanding Common Stock upon exercise. The original principal amount of the Note is anticipated to be $8,950,000. As of [July 9,] 1996, we have been advised by the Company that the percentage of the stock of the Company owned by 1 or more "5-percent Shareholders" has increased by approximately 35 percentage points over the lowest percentage of stock of the Company owned by such shareholders at any time during the applicable Code Section 382 testing period.

          If the Warrants were treated as exercised options or if the Note and the rights, duties and obligations under the Asset Servicing Agreement were treated as stock, then the Company would undergo an "ownership change" under Code Section 382. As a result of such ownership change, the Company's utilization of its NOLs would be dramatically and adversely affected. The Company would be permitted to use approximately $200,000 of its NOLs each year to reduce its taxable income, instead of having, absent the Code Section 382 limitation, $65 million of NOLs to reduce its taxable income. Further, if an ownership change were to occur and the annual limitation were to apply, at least 60 million of the NOLs would expire unutilized. However, in assessing the Loan Transaction, it should be kept in mind that the amount of the Company's NOLs has not been audited by the IRS.

          2.   The Analysis
               ------------

          This section will examine the Loan Transaction (and its elements) under Code Section 382. This analysis assumes that the Lender Entities are one person, because the members of such group are acting in concert. See
                                                                           ---
     Treas. Reg. Section 1.382-3(a)(1)(i).

          a.   Whether the Note and Asset Servicing
               Agreement are Treated as Stock
               ------------------------------------

          The Note and the Asset Servicing Agreement reasonably should be treated as a debt obligation and servicing arrangement, respectively, between the Lender Entities and the Company. Such non-stock interests are required to be treated as stock under the Treasury Regulations if such interests "offer a potential significant participation in the growth of the corporation," in addition to satisfying certain other requirements. As discussed above, there is no published authority as to what constitutes a potential significant participation in the growth of the corporation under the Treasury Regulations. As discussed above, the legislative history relating to Code Section 382, discussing the same language, makes no reference to the earnings of the corporation and instead would suggest by analogy that the proscribed level of participation is present where the debt being tested earns income at a rate exceeding the market rate applicable to similar corporate borrowers under similar circumstances.

          The Company has represented to Counsel that the Company reasonably anticipates, based on the Company's existing assets, retiring the principal and interest of the Note and its obligations under the Asset Servicing Agreement according to their terms, taking into account all other obligations of the Company. Furthermore, it is Counsel's understanding that the Note provides the Lender Entities with an internal rate of return of approximately 27 percent, which reflects the discount on issuance of the Note. Moreover, the Company has represented to Counsel: (i) that the yield and other terms of the Note (including for this purpose, the discount in computing such yield) are similar to the terms that would be required by an unrelated third-party lender under similar circumstances, (ii) that substantially all of the assets proposed to secure the Note currently secure the 1996 Loans or other obligations, and (iii) that the assets proposed to secure the Note will be sufficient to satisfy the principal and interest of the Note. The Company has represented to Counsel that the amounts to be paid to the Lender Entities under the Note would not, in the absence of such arrangement, inure to the benefit of the Company's stockholders; either the Company would have to pay the full outstanding balance of the 1996 Loans owed to the Lenders, or in order to replace such loans with a term obligation, the Company would have to pay amounts under and charges related to the term obligation. The Company has also represented to Counsel that the amounts to be paid to the Lender Entities under and over the term of the Asset Servicing Agreement would not, in the absence of such arrangement, inure to the benefit of the Company's stockholders.

               Therefore, based on the foregoing, it is the opinion of Counsel that the Lender Entities' economic rights under the Note and the Asset Servicing Agreement should not be treated as stock under Treasury Regulations under Code Section 382. The foregoing opinion, however, may be subject to challenge in light of the lack of supporting authority and the possibility that the IRS may assert that "significant participation" is present where the lender participates in a significant percentage of the loss corporation's cumulative net income. If such analysis were applied, the Note could be treated as stock.

          b.   Whether Warrants Will be Treated as Exercised
               ---------------------------------------------

               (i)  Whether the Ownership Test is Satisfied.
                    ----------------------------------------

          The Warrant Agreement, Securities Purchase Agreement and the Loan Agreement do not in form provide the Lender Entities with any of the attributes of ownership of the underlying stock or rights to participate in management. In this regard, the Company has represented to Counsel that Lender Entities' rights under the Loan Agreement (and related Note and Security Agreement) are not inconsistent with the typical rights of a secured lender making a loan secured by the type of assets owned by the Company. Further, the Company has represented that the rights of the Lender Entities under the Securities Purchase Agreement and Warrant Agreement as part of the Loan Transaction, are not inconsistent with the typical rights granted a secured lender who has been granted such warrants as part of a loan transaction. Based on the foregoing, Counsel concludes that such arrangements should not satisfy the ownership test, but the IRS could assert that the rights under the Loan Agreement and the Securities Purchase Agreement should be treated as rights to participate in management of the Company, even though such rights may also be viewed as typical rights of a lender. The Lender Entities will hold Preferred Stock which will permit it to elect a member of the Board of Directors that will vote solely on whether Company will file voluntarily a bankruptcy petition seeking protection from creditors or otherwise in the context of the Company's insolvency compromise substantially all the Company's indebtedness. Such Director will not vote on any other matter. Counsel has received the representation from the Company that the Preferred Stock, the limited voting power of the Director chosen by the holder of the Preferred Stock and the term of the Preferred Stock were solely designed to protect the Lender Entities as creditors. Because the Preferred Stock offers essentially a creditor's protection, the Preferred Stock should not reflect a voting power right indicative of ownership of more than seven percent of the Common Stock, which is the percentage actually owned by the Lender Entities. Based on the opinion of Duff & Phelps, the exercise price of the Warrants was in excess of the fair market value of the Common Stock of the Company as of the date the agreement to issue the Warrants was entered into. The Lender Entities have entered into an Asset Servicing Agreement with the Company. The Company has represented to Counsel (or alternatively, it has been assumed) that: (i) the principal officers of the Company are as follows:
     President, Chief Financial Officer, and General Counsel; (ii) such principal officer positions will after the closing of the Loan Transaction continue to make the management decisions and exercise the same managerial authority that was exercised prior to the closing of the Loan Transaction;
     (iii) the services rendered to the Company under the Asset Servicing Agreement are not management services, but are administrative, "back-office" services, as well as advisory services which are typically provided by independent contractors; (iv) the services rendered under the Asset Servicing Agreement by NPO Management are services that the principals/entities of NPO Management have rendered and are currently rendering in the ordinary course of their business to third parties and that the principals/entities of NPO Management LLC and its Affiliates have no beneficial interest in many of such third parties; (v) the compensation to be paid NPO Management for its services under the Asset Servicing Agreement constitutes reasonable compensation for such services;
     (vi) the term of the Asset Servicing Agreement and the termination provisions therein are in all material respects substantially consistent with the terms usually found in comparable outsourcing agreements entered into by similar service providers under similar circumstances; and (vii) the Company is benefitting from the Asset Servicing Agreement such that the Company would enter into such Agreement without regard to any and all other aspects of the Loan Transaction. Based on the foregoing, it is the opinion of Counsel that the Loan Transaction should not satisfy the ownership test, although such opinion may be subject to challenge.

               (ii)  Whether the Control Test is Satisfied
                     -------------------------------------

          Based upon the first assumption noted on the first page herein, the Lender Entities will not, taking into account its Common Stock and the Preferred Stock, own more than 50 percent of the Company's stock upon the exercise of the Warrants. Under the Warrant Agreement, the Lender Entities cannot own more than 49 percent of the Company's stock outstanding and, if, and to the extent, options existing as of the date the Loan Agreement was entered into are exercised, the Lender Entities will be able to exercise as to additional shares under the Warrant Agreement so long as the potential stock interest of the Lender Entities does not exceed 49 percent of the Company's stock outstanding at such time. Thus, the Lender Entities can only exercise as to additional shares if and only if certain other options are exercised. Based on the administrative ruling noted above in the discussion of the control test, Counsel believes it is reasonable to conclude that the Lender Entities should not be treated as owning more than 49 percent of the Company's Common Stock upon exercise of the Warrants, although such conclusion may be subject to challenge. Further, the Lender Entities will at first only own seven percent of the outstanding Common Stock that will be voted in the election of members of the Board of Directors. Such ownership interest will not control the Board of Directors. As discussed above, Counsel believes that the factors to be taken into account under the control test are to determine whether in fact the option holder, through other means, has the equivalent control of a person who owns more than 50 percent ownership interest in a loss corporation. In this regard, the Company has represented to Counsel that the Lender Entities have no formal or informal agreement with any other stockholder of the Company as to voting for the members of the Board of Directors. Further, the Company has represented to Counsel that no current member of the Board of Directors is acting and no member to be elected pursuant to this Proxy Statement (excluding for this purpose, the member of the Board of Directors to be elected by the holders of Preferred Stock) will act as nominee or agent of any stockholder group, including for this purpose, the Lender Entities. As discussed above in the analysis of whether the ownership test is satisfied, based on representations received by Counsel, NPO Management should not be treated as rendering "management" type functions under the Asset Servicing Agreement and NPO Capital should not be treated as having management authority under the Loan Agreement. However, the IRS could assert that the rights under the Loan Agreement and the Securities
     Purchase Agreement should be treated as affording the Lender Entities control equivalent to the control of a person who owns more than 50 percent ownership of the Company, even though such rights may also be viewed as typical rights of a lender. The Lender Entities have economic interests in the Company as a lender under the Loan Agreement and as a service provider under the Asset Services Agreement. Based on the representations set forth above concerning the various rights and obligations of the parties under the Loan Agreement and Asset Services Agreement, which generally indicate that the Lender's Entities' economic interests are consistent with that of a lender and a service provider, respectively, Counsel believes that such economic interests are not equivalent to the control of a person who owns a more than 50 percent ownership interest. Based on the foregoing, it is the opinion of Counsel that the Loan Transaction should not satisfy the control test, although such opinion may be subject to challenge.

               (iii)  Whether the Income Test is Satisfied
                      ------------------------------------

          The Loan Transaction involves the purchase of the 1996 Loans and a consolidation of such debt obligations. Except for $201,000 paid for the Common Stock, Preferred Stock and Warrants and $600,000 advanced as part of the Advance, no funds will actually be transferred to the Company.

          Recently, the Company has settled certain of its debt obligations at a discount. The Company entered into a settlement agreement with the FDIC in December 1995 regarding the Amsave Loan pursuant to which the Company paid the FDIC in 1995 $400,000 for cancellation of approximately $4 million of the Company's debt obligation to Amsave and the Company will pay to the FDIC over the next 18 months $600,000 for the cancellation of $7 million of the Company's debt obligation to Amsave. Prior to the execution of the Loan Agreement, the Company paid the $400,000 to the FDIC and the Company gave as a security interest to the FDIC collateral sufficient to repay the $600,000 amount. In this regard, the Company has represented to Counsel that (i) such collateral is sufficient to repay the $600,000, (ii) the Company could from such collateral or other revenue sources pay the $600,000 to the FDIC as required pursuant to the FDIC Agreement, and (iii) the Company can pay the $600,000 of payments to the FDIC without regard to the Lender Entities' purchase of the 1996 Loans and the consolidation of such indebtedness, the Advance, any amounts paid by the Lender Entities for the Common Stock, Preferred Stock and Warrants, and expenses paid or deferred under the Asset Servicing Agreement. Since no substantial amount of funds of the Lender Entities was contributed or transferred to the Company to facilitate the acceleration of income and since any income created under the settlement with the FDIC concerning the Amsave Loan would have been created without regard to the Loan Transaction and would not be accelerated by the Loan Transaction, it is the opinion of Counsel, subject to the discussion below, that the Loan Transaction should not satisfy the income test, although such opinion may be subject to challenge. To the extent the Company's current operating losses are not sufficient to offset income created upon consolidation of the Company's loans (including for this purpose the discount with respect to Loans B and C), it is the opinion of Counsel that, if the IRS could assert that the Loan Transaction involved the transfer of funds to the Company, the extension of the 1996 Loans of the Lenders essentially permits the Company to continue its business operations within the meaning of the income test. In this regard, Counsel has received the representation from the Company that in light of the various factors that affect the ability of the Company as a going concern, the consummation of the Loan Transaction permits the Company to avoid an outright liquidation, and thus, continue its basic business operations. Notwithstanding that such good business reason is the principal reason for the Loan Agreement, the IRS could challenge Counsel's opinion by asserting that the avoidance of a potential liquidation by restructuring of a loss corporation's debt obligations is outside of the scope of the continuing business operations exception under the income test which by way of example only refers to transfers of funds to fund operating expenses. Further, Counsel's opinion is, in part, based upon an analogy to certain Private Letter Rulings which, as discussed above, involve an analogous issue under Section 382 of the Code and the Company may not be viewed as satisfying all the factors considered in such Rulings.

                                                           EXHIBIT I


                      TEXT OF PROPOSED NEW ARTICLE FOURTH TO THE
                        COMPANY'S CERTIFICATE OF INCORPORATION


                    "FOURTH:  The total number of shares of capital
               stock which the Corporation shall have the authority to issue is Forty Million and One Hundred (40,000,100) shares, of which Forty Million (40,000,000) shares shall be Common Stock, par value $.01 per share (the "Common Stock") and One Hundred (100) shares shall be Class A Preferred Stock, par value $10.00 per share (the "Preferred Stock").

                         A.   Provisions Relating to the Common Stock.
                              ---------------------------------------

                         (i)  Dividends.  The holders of shares of
                              ---------
                    Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation, if any, out of funds legally available therefor.

                         (ii)  Liquidation Rights.  Subject to the
                               ------------------
                    preferential liquidation rights of the holders of the shares of the Preferred Stock described in subparagraph B.(iv) below, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

                         (iii)  Voting Rights.  The holders of the
                                -------------
                    shares of Common Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of Common Stock entitled to vote at such meeting as a class separate from the holders of the shares of Preferred Stock.

                         B.   Provisions Relating to the Preferred
                              ------------------------------------
                              Stock.
                              -----

                         (i)  Designation and Amount.  The distinctive
                              ----------------------
                    designation of this class of Preferred Stock is "Class A Preferred Stock" (hereinafter in this resolution called "Preferred Stock") and the number of shares constituting such class shall be One Hundred (100).

                         (ii)  Rank.  The Preferred Stock shall, with
                               ----
                    respect to dividend rights and rights on liquidation, winding up and dissolution, rank junior to all Senior Securities and senior to all Junior Securities, all as more fully set forth herein. For the purposes of this Article FOURTH, "Senior Securities" shall mean all classes and series of stock of the Corporation hereafter authorized, issued or outstanding, other than Junior Securities. For the purposes of this Article FOURTH, "Junior Securities" shall mean the Common Stock of the Corporation, par value $.01 per share, any other class or series of the Corporation's common equity, and such other classes or series of stock of the Corporation as shall be designated as junior to the Preferred Stock with respect to dividend rights and rights on liquidation, winding up and dissolution by the Board of Directors of the Corporation or by amendment to the Certificate of Incorporation of the Corporation, duly adopted by the Corporation and its stockholders as provided pursuant to the General Corporation Law of the State of Delaware (the "DGCL").

                         (iii)  Dividends.  The holders of the shares
                                ---------
                    of Preferred Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation, if any, out of funds legally available therefor.

                         (iv)  Liquidation Preference.  In the event
                               ----------------------
                    of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, prior and in preference to any distribution of any of the assets of the Corporation, an amount in cash equal to $10.00 for each share outstanding (the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference payable to the holders of outstanding shares of Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the Liquidation Preference to which the holders of outstanding shares of Preferred Stock are entitled were paid in full. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock shall have been paid in full their Liquidation Preference, the remaining assets of the Corporation may be distributed to the holders of shares of Common Stock, and the holders of shares of Preferred Stock shall not be entitled to share therein. For the purposes of this Article FOURTH, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or any part of the property or assets of the Corporation nor the merger or consolidation of the Corporation with one or more corporations nor the reduction of the capital stock of the Corporation shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation. Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating the payment date and the place where the distributable amount shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to the holders of record of Preferred Stock at their respective addresses as the same shall then appear on the books of the Corporation.

                         (v)  Voting Rights.
                              -------------

                    (a) Special Purpose Director.  The holders of
                        ------------------------
                    shares of Preferred Stock shall be entitled to nominate and elect one director (the "Special Purpose Director") to the Board of Directors of the Corporation by a vote of a majority of the then outstanding shares of Preferred Stock voting as one class at a meeting of such holders or by written consent of the holders of a majority of such shares then outstanding, provided,
                                                              --------
                    however, that such Special Purpose Director, in
                    -------
                    accordance with Section 141(d) of the General Corporation Law of the State of Delaware, shall have no right to vote on matters presented for a vote at meetings of the Board of Directors of the Corporation other than with respect to matters relating to (i) the filing by the Corporation of a petition in bankruptcy pursuant to Title 11 of the United States Code and (ii) in connection with the insolvency of the Company, the dissolution or liquidation of the Corporation or the making of a compromise or arrangement under applicable state law between the Corporation and its creditors who hold a substantial portion of the Corporation's indebtedness (collectively, the "Bankruptcy Matters"). As to any Bankruptcy Matter, only the unanimous vote of the fully constituted Board of Directors of the Corporation (including, without limitation, the Special Purpose Director) will be required to constitute an act of the Board of Directors of the Corporation.

                    (b) Board Observation Rights.  For so long as
                        ------------------------
                    there shall be a Special Purpose Director, and notwithstanding the limitation upon the voting rights of the Special Purpose Director contained herein:

                                   (1) The Corporation shall give to
                         the Special Purpose Director notice of each meeting of the Board of Directors of the Corporation at the same time and in the same manner as notice is given to the other directors;

                                   (2) The Special Purpose Director
                         shall be entitled to attend in person all meetings held in person and to participate in telephone or other meetings of the Board of Directors of the Corporation;

                                   (3) The Corporation shall provide
                         to the Special Purpose Director in connection with each meeting of the Board of Directors (whether in person or otherwise), copies of all notices, minutes, consents, and all other materials or information that the Corporation provides to the other directors of the Corporation with respect to such meeting or otherwise, at the same time such materials and information are given to the other directors of the Corporation (except that materials and information provided to other directors at meetings of the Board of Directors of the Corporation at which the Special Purpose Director is not present shall be provided to him or her promptly after the meetings);

                                   (4) If the Board of Directors
                         proposes to take any action by written
                         consent in lieu of a meeting, the Corporation shall give written notice thereof to the Special Purpose Director prior to the effective date of such consent describing in reasonable detail the nature and substance of such action; and

                                   (5) Except as otherwise provided
                         herein, the Special Purpose Director shall otherwise enjoy all rights, privileges and benefits conferred upon directors of the Corporation by the Certificate of Incorporation, the By-Laws of the Corporation or by law, including, without limitation, with respect to indemnification and advancement of expenses.

                         (c) Removal and Vacancy.  The Special Purpose
                             -------------------
                         Director may be removed without cause only by the holders of the then outstanding shares of Preferred Stock. Any vacancy in the position of Special Purpose Director shall be filled only by the holders of the then outstanding shares of Preferred Stock. The Special Purpose Director shall be paid $100 per year by the Corporation for his services.

                         (d) No Additional Voting Rights.  Except as
                             ---------------------------
                         otherwise expressly provided herein or as required by law, holders of shares of Preferred Stock shall not have any voting rights.

                         (e) Amendments Affecting Preferred Stock.  So
                             ------------------------------------
                         long as any shares of Preferred Stock are outstanding, the written consent or the affirmative vote at a meeting called for that purpose of the holders of a majority of the votes of the shares of Preferred Stock then outstanding, voting separately as a class, shall be necessary to validate or effectuate any amendment, alteration or repeal of the Certificate of Incorporation of the Corporation so as to affect adversely the powers, preferences or special rights of such Preferred Stock.

                              (vi)  Redemption by Corporation.
                                    -------------------------

                         (a) The Corporation shall have the right, commencing on the date that is three years following the date that the Corporation's obligations to NPM Capital LLC and its affiliates are satisfied in full, to redeem out of funds legally available therefor all or any part of the shares of Preferred Stock at its election expressed by resolution of the Board of Directors of the Corporation, upon not less than thirty (30) days' prior notice to the holders of record of the Preferred Stock to be redeemed, given by mail, at the Redemption Price (as hereinafter defined) on the Redemption Date (as hereinafter defined).

                         (b) The "Redemption Date" shall be the date fixed for redemption in the notice of redemption.

                         (c) The price at which outstanding shares of Preferred Stock shall be redeemed pursuant to subsection (vi)(a) shall be $10.00 per share (the "Redemption Price").

                         (d) If less than all outstanding Preferred
                         Stock is to be redeemed, the redemption may be made either pro rata or by lot or in some other equitable manner as may be prescribed by resolution of the Board of Directors.

                         (e) Any notice of redemption mailed to a holder of Preferred Stock at his or her address as the same shall appear on the books of the Corporation shall be conclusively presumed to have been given whether or not the holder receives the notice. Each such notice shall state: the Redemption Date; the number of shares of Preferred Stock to be redeemed, and, if less than all shares of Preferred Stock held by such holder are to be redeemed, the number of such shares to be redeemed from him or her and the fact that a new certificate or certificates representing any unredeemed shares shall be issued without cost to such holder; the Redemption Price applicable to the shares to be redeemed; and the place or places where such shares are to be surrendered. No defect in any such notice to any holder of Preferred Stock shall affect the validity of the proceedings for the redemption of any other shares of such Preferred Stock.

                         (f) From and after the Redemption Date, all rights of the holders of shares of Preferred Stock as stockholders of the Corporation, except the right to receive the Redemption Price, shall terminate. Any moneys set aside by the Corporation on account of the Redemption Price and unclaimed by the end of three years from the Redemption Date shall revert to the general funds of the Corporation.

                         (g) Any shares of Preferred Stock redeemed pursuant to the provisions of this subsection
                         (vi) shall be retired and given the status of authorized and unissued Preferred Stock, undesignated as to series, and subject to reissuance by the Corporation as shares of Preferred Stock of one or more series, as may be determined from time to time by the Board of Directors of the Corporation.

                         (h) No shares of Preferred Stock shall be redeemed in whole or in part under this subsection (vi): (1) at any time that such redemption is prohibited by the DGCL; (2) at any time that the terms and provisions of any contract or other agreement of the Corporation or any of its directly or indirectly owned subsidiaries specifically prohibits such redemption or provides that such redemption would constitute a breach thereof or a default thereunder; (3) unless, prior to or concurrently with such redemption, all unpaid dividends on all Senior Securities for periods preceding or ending on the Redemption Date have been paid in full or have been declared and set aside for payment in full; or (4) at any time that the Corporation shall be in default in respect of any redemption obligations on or under Senior Securities.

                              (vii)  No Conversion Rights.  The
                                     --------------------
                         holders of shares of Preferred Stock shall not
                         have any rights to convert such shares into shares of any other class or series of capital stock or into any other securities of, or any other interest in, the Corporation.

                              (viii)  No Sinking Fund.  No sinking
                                      ---------------
                         fund shall be established for the payment of dividends on shares of Preferred Stock, if any, or the liquidation of shares of Preferred Stock.

                              (ix)  No Preemptive or Subscription
                                    -----------------------------
                         Rights.  No holder of shares of Preferred Stock
                         ------
                         shall have any preemptive or subscription rights in respect of any securities of the Corporation that may be issued.

                              (x)  No Other Rights.  The shares of
                                   ---------------
                         Preferred Stock shall not have any designations, preferences or relative, participating, optional or other special rights except as expressly set forth in this Article FOURTH of the Certificate of Incorporation of the Corporation or as otherwise required by law.

                              (xi)  Legend. All certificates for
                                    ------
                         shares of Preferred Stock issued by the
                         Corporation shall conspicuously bear the following legend:

                              The Corporation will furnish without
                              charge to the holder of record of this
                              certificate a copy of the Certificate of Incorporation of the Corporation, containing the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, upon written request to the Corporation at its principal place of business."

                                                                  EXHIBIT J


          TEXT OF PROPOSED NEW ARTICLE ELEVENTH TO THE COMPANY'S
          CERTIFICATE OF INCORPORATION AND ARTICLE XII TO THE COMPANY'S BY-
          LAWS


                    "Limitation on Transfer of Shares.  Except as
                     --------------------------------
               expressly provided below in this Article ELEVENTH [ARTICLE XII], shares of capital stock of the Corporation are fully and freely transferable.

                    A.  Certain Transfers Prohibited.
                        ----------------------------

                    (i) Until ., 1999 (the "Restriction Period"), no
               individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (each a "Person"), who
               (i) purports to purchase or acquire any shares of capital stock of the Corporation from the Corporation by the exercise of a warrant or option or otherwise or
               (ii) beneficially owns directly or through attribution (as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the outstanding shares of capital stock of the Corporation or who, upon the acquisition of any shares of capital stock of the Corporation, would beneficially own directly or through attribution (as determined under Code Section 382) five percent or more of the value of the outstanding shares of capital stock of the Corporation (each such Person described in (i) or (ii) above being a "Restricted Holder"), shall sell, transfer, or dispose, or purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise (any such sale, transfer, disposition, purchase, acquisition or contract being a "Transfer"), any shares of capital stock of the Corporation or any option, warrant or other right to purchase or acquire capital stock of the Corporation (such warrant, option or security being an "Option") or any securities convertible into or exchangeable for capital stock of the Corporation, except as authorized pursuant to this Article ELEVENTH [ARTICLE XII]. For purposes of this Article ELEVENTH [ARTICLE XII], "capital stock" shall include the Common Stock and the Preferred Stock of the Corporation and any Option. Notwithstanding the preceding sentence, for purposes of determining whether a Person owns five percent or more of the value of the outstanding shares of capital stock of the Corporation, Options shall be taken into account to the extent taking such Options into account would cause a Person to become a Restricted Holder. Notwithstanding the provisions of this clause (i), nothing herein shall prohibit the acquisition by NPM Capital LLC, a Delaware limited liability company, and its affiliates, including NPO Holdings LLC, a Delaware limited liability company, of 1,000,000 shares of the Corporation's Common Stock pursuant to the terms of that certain Stock Purchase Agreement dated as of March 27, 1996 between the Corporation and NPO Holdings LLC.

                    (ii) The restrictions contained in this Article
               ELEVENTH [ARTICLE XII] are for the purpose of reducing the risk that any change in stock ownership may jeopardize the preservation of the Corporation's federal income tax attributes. In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to Transfer shares of capital stock shall, prior to the date of the proposed Transfer, request in writing (a "Request") that the Board of Directors of the Corporation review the proposed Transfer and authorize or not authorize the proposed Transfer pursuant to subsection C. hereof. A Request shall be mailed or delivered to the President of the Corporation at the Corporation's principal place of business or telecopied to the Corporation's telecopier number at its principal place of business. Such Request shall be deemed to have been delivered when actually received by the Corporation. A Request shall include (a) the name, address and telephone number of the Restricted Holder,
               (b) a description of the shares of capital stock proposed to be Transferred by or to the Restricted Holder, (c) the date on which the proposed Transfer is expected to take place, (d) the name of the proposed transferor and transferee of the capital stock to be Transferred by or to the Restricted Holder, and (e) a Request that the Board of Directors authorize, if appropriate, the Transfer pursuant to subsection C. hereof and inform the Restricted Holder of its determination regarding the proposed Transfer. If the Restricted Holder seeks to sell or dispose of shares of capital stock, then, within five business days of receipt by the President of a Request, a meeting of the Board of Directors shall be held to determine whether to authorize the proposed Transfer described in the Request under subsection C. hereof. If the Restricted Holder seeks to purchase or acquire shares of capital stock, at the next regularly scheduled meeting of the Board of Directors following the fifth business day after receipt by the President of a Request, the Board of Directors will meet to determine whether to authorize the proposed Transfer described in the Request under subsection C. hereof. The Board of Directors shall conclusively determine whether to authorize the proposed Transfer, in its sole discretion and judgment, and shall immediately cause the Restricted Holder making the Request to be informed of such determination.

                    B.  Effect of Unauthorized Transfer.  Any Transfer
                        -------------------------------
               attempted to be made in violation of this Article ELEVENTH [ARTICLE XII] will be null and void. In the event of an attempted or purported Transfer involving a sale or disposition of capital stock in violation of this Article ELEVENTH [ARTICLE XII], the Restricted Holder shall remain the owner of such shares. In the event of an attempted or purported Transfer involving the purchase or acquisition by a Restricted Holder in violation of this Article ELEVENTH [ARTICLE XII], the Corporation shall be deemed to be the exclusive and irrevocable agent for the transferor of such capital stock. The Corporation shall be such agent for the limited purpose of consummating a sale of such shares to a Person who is not a Restricted Holder (an "eligible transferee"), which may include, without limitation, the transferor. The record ownership of the subject shares shall remain in the name of the transferor until the shares have been sold by the Corporation or its assignee, as agent, to an eligible transferee. The Corporation shall be entitled to assign its agency hereunder to any person or entity including, but not limited to, the intended transferee of the shares, for the purpose of effecting a permitted sale of such shares. Neither the Corporation, as agent, nor any assignee of its agency hereunder, shall be deemed to be a stockholder of the Corporation nor be entitled to any rights of a stockholder of the Corporation, including, but not limited to, any right to vote such capital stock or to receive dividends or liquidating distributions in respect thereof, if any, but the Corporation or its assignee shall only have the right to sell and transfer such shares on behalf of and as agent for the transferor to another person or entity; provided,
                                                           --------
               however, that a Transfer to such other person or entity does
               -------
               not violate the provisions of this Article ELEVENTH [ARTICLE XII]. The rights to vote and to receive dividends and liquidating distributions with respect to such shares shall remain with the transferor. The intended transferee shall not be entitled to any rights of stockholders of the Corporation, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to such shares. In the event of a permitted sale and transfer, whether by the Corporation or its assignee, as agent, the proceeds of such sale shall be applied first to reimburse the Corporation or its assignee for any expenses incurred by the Corporation acting in its role as the agent for the sale of such shares, second to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

                    C.  Authorization of Transfer of Capital Stock by
                        ---------------------------------------------
               a Restricted Holder.  The Board of Directors shall authorize
               -------------------
               a Transfer by a Restricted Holder, or to a Restricted Holder, if, in its sole discretion and judgment it determines that the Transfer will not jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Code Section 382. In deciding whether to approve any proposed Transfer of capital stock by or to a Restricted Holder, the Board of Directors may seek the advice of counsel with respect to the Corporation's preservation of its federal income tax attributes pursuant to Code Section 382 and may request all relevant information from the Restricted Holder with respect to all capital stock directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Directors pursuant to this subsection C to Transfer shares of capital stock shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Transfer of capital stock, including, without limitation, the Corporation's costs and expenses incurred in determining whether to authorize that proposed Transfer.

                    D.  Legend on Certificates.  All certificates for
                        ----------------------
               shares of Common Stock, except for such certificates for shares of Common Stock issued to the NPM Parties, issued by the Corporation shall conspicuously bear the following legend:

                    "Each of the Certificate of Incorporation
                    (the "Certificate") and the By-laws (the "By-laws") of the Corporation contains restrictions prohibiting the sale, transfer, disposition, purchase or acquisition of any capital stock until . 1999, without the authorization of the Board of Directors of the Corporation (the "Board of Directors"), by or to any holder (a) who beneficially owns directly or through attribution (as generally determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the then issued and outstanding shares of capital stock of the Corporation or (b) who, upon the sale, transfer, disposition, pur-chase or acquisition of any capital stock of the Corporation would beneficially own directly or through attribution (as generally determined under Section 382 of the Code) five percent or more of the value of the then issued and outstanding capital stock of the Corporation, if that sale, transfer, disposition, purchase or acquisition would, in the sole discretion and judgment of the Board of Directors, jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Section 382 of the Code. The Corporation will furnish without charge to the holder of record of this certificate a copy of the Certificate and/or By-laws, containing the above-referenced restrictions on transfer of stock, upon written request to the Corporation at its principal place of business."

                                                           EXHIBIT K





                                      DVL, INC.


                                1996 STOCK OPTION PLAN

                                   _______________

                               EFFECTIVE AS OF ., 1996

                                      DVL, INC.
                                1996 STOCK OPTION PLAN

                                     INTRODUCTION

                    DVL, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive plan to be known as the "DVL 1996 Stock Option Plan" (hereinafter referred to as the "Plan") as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options only.

                    The Plan shall become effective upon approval of the Plan by the Board of Directors of the Corporation. However, it shall be rendered null and void and have no effect, and all awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of such date.

                    The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders.

                                     DEFINITIONS

                    For purposes of this Plan, the following terms shall be
          defined  as   follows  unless   the  context  clearly   indicates
          otherwise:

                    (a)  "Board of Directors" shall mean the Board of
                          ------------------
          Directors of the Corporation.

                    (b)  "Code" shallmean the Internal RevenueCode of 1986,
                          ----
          as amended, and the rules and regulations thereunder.

                    (c)  "Committee" shall mean the Compensation Committee of
                          ---------
          the Board of Directors.

                    (d)  "Common Stock" shall mean the common stock, par
                          ------------
          value $.01 per share, of the Corporation.

                    (e)  "Corporation" shall mean DVL, Inc., a Delaware
                          -----------
          corporation.

                    (f)  "Employee" shall mean any officer or full-time
                          --------
          employee of the Corporation, including any officer or full-time employee who also serves as a director of the Corporation, and any consultant of the Corporation.

                    (g)  "Exchange Act" shall mean the Securities Exchange
                          ------------
          Act  of  1934,   as  amended,  and  the   rules  and  regulations
          thereunder.

                    (h)  "Fair Market Value" of the Corporation's Common
                          -----------------
          Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

                    (i)  "Non-Employee Director" shall mean a member of the
                          ---------------------
          Board of Directors who is not an officer of the Corporation and who is not regularly employed on a salaried basis as an employee of the Corporation.

                    (j)  "Non-Qualified Option" or "Option" shall mean a
                          --------------------      ------
          stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

                    (k)  "Optionee" shall mean a Participant who is granted
                          --------
          an Option under the terms of this Plan.

                    (l)  "Participant" shall mean any Employee or Non
                          -----------
          -Employee Director participating under the Plan.

                    (m)  "Section 16" shall mean Section 16 of the Exchange
                          ----------
          Act and the rules and regulations promulgated thereunder.

                    (n)  "Securities Act" shall mean the Securities Act of
                          --------------
          1933, as amended, and the rules and regulations thereunder.

                                      SECTION I
                                    ADMINISTRATION

                    The Plan shall be administered by the Committee, which shall be composed of at least two directors who meet the requirements of disinterested administrators under Section 16. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its opinion, may be advisable in the administration of the Plan. A majority of the Committee, or in the event that the Committee is composed of only two directors, both directors of the Committee, shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the
          Committee as a whole. The references to Section 16 contained herein are intended to apply only to the extent necessary for the Plan to comply with Rule 16b-3 under Section 16 and only as to those insiders of the Corporation who are deemed to be Section 16 insiders.

                                      SECTION II
                                   SHARES AVAILABLE

                    Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be issued for all purposes under the Plan shall be one million five hundred thousand (1,500,000) shares. Shares of Common Stock underlying awards of Options shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that an Option awarded under the Plan expires, is terminated unexercised, or is forfeited. The shares so issued may be authorized but unissued shares, Treasury shares or previously issued shares purchased for purposes of the Plan.

                                     SECTION III
                                     ELIGIBILITY

                    Employees and Non-Employee Directors shall be eligible to participate in the Plan.

                                      SECTION IV
                                AUTHORITY OF COMMITTEE

                    The  Plan  shall  be  administered  by,  or  under  the
          direction of, the Committee, which shall administer the Plan so as to comply at all times with Section 16 of the Exchange Act, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive, and binding on all interested parties. Subject to the express provisions of the Plan, including the provisions of Section VI hereof relating to the grant of Options to Non-Employee Directors, the Committee shall have authority, in its discretion, to determine the persons to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price of each Option (subject to the requirement, however, that the exercise price of the Option, other than Options to be granted upon stockholder ratification and approval of the Plan to individuals who will be granted Options in exchange for outstanding performance units, not be less than the fair market value for one share of the Company's Common Stock as of the date of grant of the Option), the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

                    (a)  Procedures for Exercise of Option.  The
                         ---------------------------------
          establishment of  procedures for an  Optionee (i) to  exercise an
          Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and
          (iv) to engage in any form of "cashless" exercise;

                    (b)  Tax Withholding.  The establishment of a procedure
                         ---------------
          whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by the Participant to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise.

                                      SECTION V
                        TERMS OF OPTIONS GRANTED TO EMPLOYEES

                    The Committee shall have the authority, in its discretion, to grant Options to Employees. The terms and conditions of the Options granted to Employees shall be determined from time to time by the Committee; provided, however,
                                              --------  -------
          that such Options shall be subject to the following:

                    (a)  Approval of Board of Directors Prior to Exercise.
                         ------------------------------------------------
          Any Employee wishing to exercise his Option must, prior to exercising such Option, furnish to the Board of Directors notice (the "Notice") of such intent to exercise his Option. Upon receipt of the Notice, the Board of Directors will have five (5) days in which to determine whether exercise of such Option by the Employee will cause an "ownership change" (as such term is defined in Section 382 of the Code) in the Corporation which would have an adverse effect on the Corporation's use of its "net operating loss carryforwards" (as such term is defined in Section 382 of the Code) (an "Adverse Ownership Change"). If the Board of Directors, in its reasonable discretion, determines that such exercise would cause an Adverse Ownership Change, the Board of Directors shall deny approval for the exercise and such Employee shall not be permitted to exercise the Option. If, however, the Board of Directors determines, in its reasonable discretion, that such exercise would not cause an Adverse Ownership Change, the Board of Directors shall approve the exercise of the Option. In either case, the Board of Directors shall provide to the Employee notice of its approval or denial within five (5) days of receipt of the Notice;

                    (b)  Exercise Price.  The Committee shall establish the
                         --------------
          exercise price at the time any Option is granted at such amount as the Committee shall determine, subject to the fair market value requirement set forth in Section IV hereof;

                    (c)  Payment of Exercise Price.  The price per share of
                         -------------------------
          Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Committee, pursuant to any of the methods set forth in Section IV(a) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option;

                    (d)  Exercisability of Options.  Each Option shall be
                         -------------------------
          exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on exercisability, in addition to the restriction set forth in Section V(a) hereof, as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option;

                    (e)  Termination  of Employment.  The Committee shall have
                         -------------------------
          the discretion either (i) to establish provisions relating to the
          forfeiture  of   Options  upon  the   Employee's  termination  of
          employment  with the  Corporation or  (ii) to  grant Options  not
          subject  to  any   forfeiture  provisions  upon   the  Employee's
          termination of employment with the Corporation.

                    (f)  Expiration of Options.  No Option shall be granted
                         ---------------------
          under this Section V with a term longer than ten (10) years from the date of grant of the Option.


                                      SECTION VI
                  TERMS OF OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS

                    (a)  Stock Option Grant.  Subject to the terms and
                         ------------------
          conditions of this Section VI, each Non-Employee Director shall automatically be granted Options to purchase shares of Common Stock, subject to availability under the Plan, as follows: (i) upon the person's becoming a Non-Employee Director, an Option to purchase 15,000 shares of Common Stock (the "Initial Grant") and
          (ii) on the anniversary in each calendar year of the Initial Grant, or, if the person is a Non-Employee Director at the time of stockholder ratification and approval of the Plan, then, on the anniversary date in each subsequent calendar year of the stockholders' ratification and approval of the Plan, an Option to purchase 15,000 additional shares of Common Stock (the "Annual Grant"). The exercise price of the shares of Common Stock underlying the Initial Grant and the Annual Grant shall be the Fair Market Value of such shares on the date of each respective grant.

                    (b)  Approval of Board of Directors Prior to Exercise.
                         ------------------------------------------------
          Any Non-Employee Director wishing to exercise his Option must, prior to exercising such Option, furnish to the Board of Directors notice (the "Notice") of such intent to exercise his Option. Upon receipt of the Notice, the Board of Directors will have five (5) days in which to determine whether exercise of such Option by the Non-Employee Director will cause an "ownership change" (as such term is defined in Section 382 of the Code) in the Corporation which would have an adverse effect on the Corporation's use of its "net operating loss carryforwards" (as such term is defined in Section 382 of the Code) (an "Adverse Ownership Change"). If the Board of Directors, in its reasonable discretion, determines that such exercise would cause an Adverse Ownership Change, the Board of Directors shall deny approval for the exercise and such Non-Employee Director shall not be permitted to exercise the Option. If, however, the Board of Directors determines, in its reasonable discretion, that such exercise would not cause an Adverse Ownership Change, the Board of Directors shall approve the exercise of the Option. In either case, the Board of Directors shall provide to the Non-Employee Director notice of its approval or denial within five (5) days of receipt of the Notice.

                    (c)  Vesting of Stock Options.  Each Option granted
                         ------------------------
          pursuant to this Section VI shall vest immediately.

                    (d)  Expiration of Options.  Subject to Sections VI(b)
                         ---------------------
          and VII(b) hereof, all Options granted under this Section VI shall be exercisable for a term of ten (10) years from the date of grant of the Option.

                    (e)  Ineligibility for Other Grantsunder Plan.  The Non
                         -----------------------------------------
          -Employee Directors shall be ineligible to receive any other grant or award under any other Section of this Plan.

                    (f)  Payment of Exercise Price.  The price per share of
                         -------------------------
          Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the methods set forth in Section IV(a) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

                    (g)  Exercisability of Options.  Each Option shall be
                         -------------------------
          exercisable in whole or in installments subject to the fulfillment of the restriction set forth in Section VI(b) hereof. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. If a Non-Employee Director holding an outstanding Option dies before having exercised such Option, such Option shall remain exercisable by his estate (or other beneficiaries, as designated in writing by such Non-Employee Director) until the expiration of the term of the Option.

                    (h)  Amendments.  The provisions of this Section VI shall
                         ----------
          not be amended more than one time in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations promulgated thereunder.


                                     SECTION VII
                           ADJUSTMENT OF SHARES; MERGER OR
                        CONSOLIDATION, ETC. OF THE CORPORATION

                    (a)  Recapitalization, Etc.  In the event there is any
                         ----------------------
          change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

                    (b)  Merger or Consolidation of Corporation.  Upon (i)
                         --------------------------------------
          the merger or consolidation of the Corporation with or into another corporation, if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new Options of equivalent value for Options granted hereunder, or for the assumption of such Options by the surviving corporation or (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Corporation, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that any conditions precedent to the exercise of such Options, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation or sale of assets. All such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

                                     SECTION VIII
                               MISCELLANEOUS PROVISIONS

                    (a)  Assignment or Transfer.  No grant or award of any
                         ----------------------
          Option made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant Options granted hereunder shall be exercisable only by the Participant.

                    (b)  Investment Representation.  The Committee may
                         -------------------------
          require, as a condition of receiving shares of Common Stock upon the exercise of an Option, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act. The Committee may also impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option granted under the Plan that it may deem advisable.

                    (c)  Costs and Expenses.  The costs and expenses of
                         ------------------
          administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any Participant receiving an Option.

                    (d)  Other Incentive Plans.  The adoption of the Plan
                         ---------------------
          does not preclude the adoption by appropriate means of any other incentive plan for the Participants.

                    (e)  Plurals and Gender.  Where appearing in the Plan,
                         ------------------
          masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

                    (f)  Headings.  The headings and sub-headings in this
                         --------
          Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

                    (g)  Severability.  In case any provision of this Plan
                         ------------
          shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

                    (h)  Liability and Indemnification.  (1) The Corporation
                         -----------------------------
          shall not be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of
          their  duties  and  obligations  as   set  forth  in  this  Plan.
          Furthermore, the Corporation shall not be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation relied in good faith upon the action of such agent or the advice of such counsel.

                         (2) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Corporation and the Committee shall be held harmless by the Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

                    (i)  Cooperation of Parties.  All parties to this Plan
                         ----------------------
          and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

                    (j)  Governing Law.  All questions pertaining to the
                         -------------
          validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

                    (k)  Nonguarantee of Employment.  Nothing contained in
                         --------------------------
          this Plan shall be construed as a contract of employment between the Corporation and any Participant, as a right of any Participant to be continued in the employment of the Corporation, or as a limitation on the right of the Corporation to discharge any of its employees, with or without cause.

                    (l)  Notices.  Each notice relating to this Plan shall be
                         -------
          in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at DVL, Inc., 24 River Road, Bogota, New Jersey 07603, Attn: Alan Casnoff, President. All notices to Participants, beneficiaries or other persons acting for or on behalf of such Participants shall be addressed to such person at the last address for such person maintained in the Committee's records.

                    (m)  Written Agreements.  Each Option shall be evidenced
                         ------------------
          by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.


                                      SECTION IX
                           AMENDMENT OR TERMINATION OF PLAN

                    The Board of Directors may, at any time and from time to time, subject to the restrictions on amendment set forth in
          Section VI hereof, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Corporation entitled to vote thereon. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan without the consent of the holder thereof.


                                      SECTION X
                                     TERM OF PLAN

                    The Plan shall remain in effect until the earlier of March 31, 2006, or the tenth anniversary of the date the Plan was adopted by the Board of Directors, unless sooner terminated by such Board of Directors. No Options may be granted under the Plan subsequent to the termination of the Plan.

                                      DVL, INC.
                         1996 ANNUAL MEETING OF STOCKHOLDERS
                                  SEPTEMBER 17, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of DVL, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated July (), 1996, and hereby constitutes and appoints Alan E. Casnoff and Frederick E. Smithline, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate headquarters, 24 River Road, Bogota, New Jersey 07603, on Tuesday, September 17, 1996, at 10:00 a.m., local time, or at any adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

          The undersigned hereby instructs said proxies or their substitutes:

          1.   To elect the three Directors nominated by the Board of Directors:
          FOR all nominees listed below              WITHHOLD AUTHORITY
          (except as indicated) [ ]                  to vote for all nominees
                                                     listed below [ ]

          NOMINEES: Myron Rosenberg, Frederick E. Smithline, Allen Yudell

     (INSTRUCTION:  To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)

                    ______________________________________

          2. To approve a certain loan agreement and the consummation of the transactions contemplated thereby (the "Loan Transaction") pursuant to which, among other things, an independent third party lender (the "New Lender") will acquire approximately $7.5 million of outstanding indebtedness of the Company, lend the Company additional funds and simultaneously consolidate all such indebtedness into a single long term loan and, in connection therewith, the Company will (i) issue and sell to affiliates of the New Lender 1,000,000 shares of Common Stock of the Company at $0.20 per share, (ii) issue to affiliates of the New Lender warrants to purchase such additional shares of Common Stock of the Company at $0.16 per share which, when added to the aforementioned 1,000,000 shares (and any other shares of Common Stock then owned by such warrantholders and their affiliates), will represent, on a fully diluted basis, 49% of the outstanding Common Stock of the Company, and (iii) continue in effect a certain Asset Servicing Agreement with an affiliate of the New Lender.
               FOR [ ]                  AGAINST  [ ]             ABSTAIN  [ ]


          3. To approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate"), to create a class of 100 shares of Preferred Stock to be issued to the New Lender in connection with the Loan Transaction at $10.00 per share entitling the holders thereof to elect a special purpose Director to the Company's Board of Directors (the "Preferred Stock").
               FOR [ ]                  AGAINST  [ ]             ABSTAIN  [ ]

          4. To approve amendments to the Company's Certificate and By-laws to create certain restrictions on the transferability of shares of the Company's Common Stock to help preserve the utilization of the Company's carryforwards of net operating losses and credits for federal income tax purposes.
               FOR [ ]                  AGAINST  [ ]             ABSTAIN  [ ]

          5. To ratify and approve the 1996 Stock Option Plan of the Company which will replace the Company's Performance Unit (Stock Appreciation Rights) Plan.
               FOR [ ]                  AGAINST  [ ]             ABSTAIN  [ ]

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or at any adjournments thereof.

          The proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the three named individuals as Director and FOR each of the matters set forth in Proposal Nos. 2 through 5 above.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NY 10004. If you have any questions, please call the Company at (201) 487-1300 or its proxy solicitor The Herman Group, Inc. at (800) 738-5518. Facsimile copies of the front and reverse sides of this Proxy, properly completed and duly executed, will be accepted at (212) 509-5152.



                         Dated . . . . . . . . . . . . . . . . . . . . . . ,1996

                           . . . . . . . . . . . . . . . . . . . . . . .  (L.S.)

                           . . . . . . . . . . . . . . . . . . . . . . .  (L.S.)

                         Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.